                                [IVY FUNDS LOGO]

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.

Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

DECEMBER 31, 1999

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111


[MACKENZIE LOGO]


                             IVY INTERNATIONAL FUND

OVERVIEW

The Ivy International Fund returned 21.05% for the 12-month period ending December 31, 1999, slightly underperforming its benchmark index, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, which returned 26.96% over the same time period. The Fund benefited by its overweighting in Sweden (10% of assets as compared to 2.7% for EAFE), as well as by its holdings in certain emerging markets. The Fund's underweighting in Japan (12% as compared to 27% for the Index), where stocks performed well during the period, and the Fund's over-weighting in Switzerland (11% versus 5.7% for the Index) negatively impacted the Fund's performance. It should be noted, however, that our research confirms that the Japanese stocks held by the Fund performed well in 1999, out-performing the broad Japanese market. (For the Fund's total return with sales charge and performance commentary, please refer to page 4.)

         The manager of the Ivy International Fund has positioned the Fund to benefit from several themes he believes to be developing in the world economic scene. The Fund's commitment to Europe is based on the manager's belief that Europe's economy will imitate the trends of the US economy, including merger and acquisition activity, as companies amalgamate to withstand competitive pressure and to prepare for world competition. The manager expects that the companies held by the Fund will begin to realize savings, enhance earnings, and increase their distribution to ultimately boost their revenues.

         According to the manager's research, prospects exist for solid economic growth worldwide. Growth estimates range from 7% to 8% in China, 3% to 4% in Europe, and 3% in the US. Such figures may provide real evidence of the growing demand for raw materials, including oil and gas.

         The Fund's weighting in consumer stocks reflects the manager's expectation that the growth in Europe and the Far East may result in increased confidence by consumers. Accordingly, a French automobile stock was added to the portfolio during the year to take advantage of this theme. Other consumer investments include a French hotel company, a UK leisure company, Japanese exporters, and tire stocks.

         The Fund manager expects a reversal of some of the investor fervor for high tech and "dot com" stocks in the US, as the Federal Reserve Board may continue to raise interest rates in the future to combat potential inflation. A rise in US interest rates may have a negative effect on the world's stock markets. However, the manager believes that

2

because the Fund tends to favor companies that have a strong asset base or a core franchise, which gives them a competitive advantage, it could withstand the effects of an interest rate hike in the US.

         The manager believes that the euro will strengthen against the dollar, reversing the trend of 1999. He also expects that the Japanese yen will weaken against the dollar, as the strong foreign investment trends of 1999 decline and Japan's central government takes action against an overly strong yen. Consequently, it is expected that the Fund will continue to focus on the export-related stocks in Japan.

           THE FUND'S COMMITMENT TO EUROPE IS BASED ON THE MANAGER'S
     BELIEF THAT EUROPE'S ECONOMY WILL IMITATE THE TRENDS OF THE US ECONOMY,
      INCLUDING MERGER AND ACQUISITION ACTIVITY, AS COMPANIES AMALGAMATE TO WITHSTAND COMPETITIVE PRESSURE AND TO PREPARE FOR WORLD COMPETITION.

MARKET COMMENTARY

In 1999, markets around the globe rebounded from their lows of 1998, changing the global investment environment dramatically from a year ago.

THE FAR EAST.

The Japanese market performed well in 1999, generating a 61% return for the 12-month period ending December 31, 1999, as measured by the Nikkei 225 Index. The Ivy International Fund was invested in companies in export businesses, such as consumer electronics, photo film, and tires. The manager believes, however, that Japan still needs further restructuring before committing a larger portion of the portfolio to the country. The manager believes that dividends are small and price to earnings ratios are high, indicating that even after nine years of weak market conditions, the market as a whole still lacks good value. The total return of the Japanese portion of the Fund exceeded 100%, indicating, however, that the Fund's holdings performed well.

         In our view, the acceptance of China into the World Trade Organization
(WTO) is a significant event. Hence, the Fund has reestablished positions in Hong Kong to take advantage of the opportunities the manager now believes exist. The manager believes that Hong Kong will be the focal point for foreign companies doing business in China. The Fund's investments in China are in companies involved in the airlines, property management businesses, and cellular phone franchises.

         In Singapore, the Fund is invested in banking, consumer-directed bottling, and other consumer goods companies. The manager believes Singapore continues to be a significant player in the Far East manufacturing economy, benefiting from the world's need for high-tech items. Fueled by what the manager sees as an improving political and investment landscape, the Fund's Malaysian investments gained momentum in 1999. In the opinion of the manager, this new environment was a result of the Malaysian government's effective reaction to the regional monetary crisis.

A LOOK AT EUROPE.

Dominated by the performance of Sweden's premier mobile phone and telephone system manufacturer, the Swedish stock market performed well in 1999. This strong performance benefited the Ivy International Fund. The value of this company's position in the Fund more than doubled on market performance alone. The Fund's investments in the United Kingdom (UK) underperformed the EAFE UK stock index, as strong performance by the Fund's UK resource stocks was overshadowed by the negative influence of UK consumer and tobacco stocks. The manager's analysis shows that the strong results of a luxury goods stock, in which the Fund is invested, was negated by poor performance of the pharmaceutical and financial services sectors.

         The Fund's investments in countries that joined the Economic and Monetary Union (EMU) experienced negative currency return for the year. Our research shows that these countries encountered significant merger and acquisition activity during 1999. In France, we believe the banking sector was roiled when a friendly merger between two banks was interrupted by a hostile takeover attempt by a third bank. What's more, two major French oil companies merged in a hostile takeover, only to be followed by a "pac-man" reverse takeover attempt by the target company.

         Research by the manager indicates that the banking sector in Spain and Italy is undergoing fundamental restructuring. Last year, cross-border mergers and acquisitions occurred as companies positioned themselves within the industry and the locale to compete. Two French and Spanish tobacco companies combined to form a single industrial complex, with increased distribution for each other's products and rationalization of the manufacturing facilities also on the agenda. A French and German company, each with pharmaceutical and chemical interests, merged to focus more on research and development, and to concentrate on the pharmaceutical side of the business.

OTHER MARKETS.

According to the Fund manager, non-EAFE countries responded well to the rebound in the Far East and to the recovery of commodity prices. South African mining companies led the way by increasing their exposure to world markets through listing their stock on the London Exchange, while they enjoyed the stock price rise caused by investor response to the increase in metal prices.

         South America showed mixed results, with Argentine stocks up for the year, while the Brazilian market fell.

LOOKING AHEAD.

The Fund manager believes that the prospects for strong world growth suggest that an international portfolio made up of selected world-class companies should prosper. Long term, investments in shares of companies with aggressive management, solid franchises, and/or substantial assets should provide global investors with solid prospects for future growth.

4

Performance Comparison of the Fund Since
 Inception (4/86) of a $10,000 Investment


                                    [CHART]




Ivy International Fund
Performance Commentary

The Ivy International Fund generated a positive return of 21.05% for the 12-month period ending December 31, 1999, underperforming its benchmark index, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which returned 26.96% over the same time period. The Fund's underweighting in Japan, where stocks performed well during the period, and an over-weighting in Switzerland, where the market was down for the year, offset gains from investments in certain emerging markets and an overweighting in Sweden.

The Lipper Average International Fund represents the performance of the average international fund as measured by Lipper Inc. It is not possible to invest in a benchmark. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.


                                            Class A(1)              Class B(2) &  C(3)             Class I(4)
                                         ----------------    ------------        ------------     ----------------
IVY INTERNATIONAL FUND                     w/       w/o            w/                 w/o           w/       w/o
AVERAGE ANNUAL TOTAL RETURN              Reimb.    Reimb.        Reimb.              Reimb.       Reimb.    Reimb.
FOR PERIODS ENDING                       ------    ------    -----   -----       -----   ------   ------    ------
DECEMBER 31, 1999                                             w/      w/o          w/     w/o
                                                             CDSC    CDSC         CDSC   CDSC
                                                             -----   -----       -----   -----
                                                                B:      B:          B:      B:
                                                             15.15%  20.15%      15.15%  20.15%
1 year                                                          C:      C:          C:      C:
                                          14.09%    14.09%   19.16%  20.16%      19.16%  20.16%   21.66%   21.66%
                                         ------    ------    -----   -----       -----   ------   -----    -----
                                                                B:      B:          B:      B:
                                                             12.92%  13.17%      12.92%  13.17%
5 year                                                          C:      C:          C:      C:
                                          12.76%    12.76%     n/a     n/a         n/a     n/a    14.51%   14.51%
                                         ------    ------    -----   -----       -----   ------   -----    -----
                                                                B:      B:          B:      B:
                                                               n/a     n/a         n/a     n/a
10 year                                                         C:      C:          C:      C:
                                          11.09%    11.08%     n/a     n/a         n/a     n/a       n/a      n/a
                                         ------    ------    -----   -----       -----   ------   ------   ------
                                                                B:      B:          B:      B:
                                                             12.35%  12.35%      12.35%  12.35%
                                                                C:      C:          C:      C:
Since Inception(5)                        14.43%    14.43%   12.90%  12.90%      12.90%  12.90%   13.31%   13.31%
                                         ------    ------    -----   -----       -----   ------   -----    -----

(1)  Class A performance figures include the maximum sales charge of 5.75%.

(2) Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.

(3) Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.

(4)  Class I shares are not subject to an initial sales charge or a CDSC.

(5) Class A commenced operations November 15, 1985 (performance here is calculated based on the date the Fund first became available for sale to the public, April 30, 1986); Class B commenced operations October
     22, 1993; Class C commenced operations April 30, 1996; Class I commenced operations October 6, 1994.

     All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

--------------------------------------------------------------
  EQUITY SECURITIES -- 97.61%        SHARES          VALUE
--------------------------------------------------------------
AFRICA -- 1.49%
-------------------------------
SOUTH AFRICA -- 1.49%
Anglo American plc..............         26,900   $  1,734,346
Anglo American plc Sponsored
  ADR...........................        443,250     28,866,656
Gencor Limited..................         95,280        413,922
Gencor Limited ADR..............      1,200,000      5,212,800
                                                  ------------
                                                    36,227,724
                                                  ------------
ASIA -- 19.55%
-------------------------------
HONG KONG -- 1.22%
China Telecom (Hong Kong)
  Limited.......................      2,650,000     16,567,761
Swire Pacific Ltd...............      2,200,000     12,990,236
                                                  ------------
                                                    29,557,997
                                                  ------------
JAPAN -- 11.71%
Bridgestone Corp................      1,200,000     26,378,772
Canon Inc.......................      1,200,000     47,599,029
Fuji Photo Film ORD.............        850,000     30,975,518
Sharp Corporation...............      3,500,000     89,419,153
Sony Corporation................        302,000     89,400,590
                                                  ------------
                                                   283,773,062
                                                  ------------
MALAYSIA -- 2.74%
Malayan Banking Berhad..........      4,600,000     16,341,998
Sime Darby Berhad...............     21,500,000     27,270,873
Telekom Malaysia Berhad.........      5,875,000     22,726,824
                                                  ------------
                                                    66,339,695
                                                  ------------
SINGAPORE -- 3.88%
Fraser & Neave Ltd. ORD.........      8,000,000     29,531,724
Oversea-Chinese Banking
  Corporation Ltd...............      3,675,000     33,749,899
United Overseas Bank Ltd. --
  Foreign Registered............      3,497,901     30,863,740
                                                  ------------
                                                    94,145,363
                                                  ------------
AUSTRALIA -- 1.58%
-------------------------------
News Corp. Ltd. ADR.............      1,000,000     38,250,000
                                                  ------------
EUROPE -- 69.39%
-------------------------------
DENMARK -- 1.20%
Novo Nordisk A/S -- Class B.....        220,000     29,039,638
                                                  ------------
FRANCE -- 15.95%
Accor S.A.......................        500,000     24,040,189
Altadis(a)......................      2,189,959     30,993,373
Aventis S.A.....................        567,790     32,836,867
Axa.............................        300,000     41,615,537
Banque Nationale de Paris.......        290,000     26,625,124
Compagnie de Saint Gobain.......        130,000     24,326,848
Compagnie Generale des
  Etablissements Michelin Class
  B REGD........................        356,752     13,945,343
Eurotunnel S.A. Units...........     16,870,454     19,783,849
Eurotunnel S.A. Warrants
  2001(a).......................     10,000,000        300,690
Eurotunnel S.A. Warrants
  2003(a).......................     10,000,000        902,071
Pechiney S.A. Class A...........        715,700     50,895,757
Peugeot Citroen.................        135,700     30,657,160
Suez Lyonnaise des Eaux.........        222,611     35,498,906
Total S.A. -- "B" Shares........        407,995     54,183,728
                                                  ------------
                                                   386,605,442
                                                  ------------

--------------------------------------------------------------
       EQUITY SECURITIES          SHARES          VALUE
--------------------------------------------------------------
ITALY -- 5.29%
Assicurazioni Generali..........      1,392,000   $ 45,762,658
Banca Commericale Italiana......      1,569,271      8,493,562
Banca Intesa S.p.A..............      9,851,702     39,793,714
Banca Intesa S.p.A.
  Warrants(a)...................        554,325        966,745
Instituto Bancario San Paolo di
  Torino........................      2,455,700     33,203,619
                                                  ------------
                                                   128,220,298
                                                  ------------
NETHERLANDS -- 4.79%
ABN Amro Holding NV.............      1,520,600     37,797,653
ING Groep NV....................        659,948     39,648,304
Royal Dutch Petroleum ADR.......        640,000     38,680,000
                                                  ------------
                                                   116,125,957
                                                  ------------
NORWAY -- 0.00%
Frontline Limited Warrants(a)...        804,393             --
                                                  ------------
PORTUGAL -- 1.72%
Banco Comercial Portugues, S.A.
  Preferred.....................        400,000     41,800,000
                                                  ------------
SPAIN -- 4.55%
Banco Bilbao Vizcaya REGD.......        900,000     12,755,283
Bankinter, S.A..................        700,000     35,185,777
Repsol S.A......................      2,700,000     62,297,016
                                                  ------------
                                                   110,238,076
                                                  ------------
SWEDEN -- 9.78%
Autoliv, Inc. Swedish Depository
  Receipt.......................        800,000     23,317,257
Ericsson LM Telephone Series B
  Free..........................      2,000,000    128,057,625
Svenska Cellulosa AB (SCA) --
  Series B......................      1,400,000     41,296,828
Swedish Match AB................      9,000,000     31,288,668
Volvo AB B Free.................        505,070     13,006,558
                                                  ------------
                                                   236,966,936
                                                  ------------
SWITZERLAND -- 11.30%
Compagnie Financiere Michelin...         45,000     18,019,881
Compagnie Financiere
  Richemont AG..................         37,000     87,834,816
Credit Suisse Group REGD........         77,035     15,231,518
Nestle AG REGD..................         20,000     36,445,826
Novartis AG REGD................         18,096     26,430,688
Sairgroup.......................         75,000     15,016,567
UBS AG -- REGD..................        109,976     29,542,534
Zurich Versicherungsgesellschaft
  REGD (Zurich Allied AG)(a)....         80,000     45,379,239
                                                  ------------
                                                   273,901,069
                                                  ------------
UNITED KINGDOM -- 14.81%
Allied Zurich plc...............      2,057,244     24,336,946
BG Group plc....................      5,490,196     35,106,615
Billiton plc....................        476,400      2,734,980
Billiton plc ADR................      6,000,000     34,446,000
BP Amoco plc....................      4,861,616     48,854,134
British American Tobacco plc....      2,057,244     11,480,473
Diageo plc......................      3,497,433     28,043,144
Imperial Tobacco Group plc......      5,500,000     43,878,532
Rio Tinto plc...................      1,670,228     40,055,568
Smithkline Beecham plc ADR......        500,000     32,218,750
Standard Chartered plc..........      2,756,446     42,870,743
Whitbread plc...................      1,500,000     15,109,687
                                                  ------------
                                                   359,135,572
                                                  ------------

    [IVY LEAF LOGO]
--------------------------------------------------------------------------------
    IVY INTERNATIONAL FUND
--------------------------------------------------------------------------------

6

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

--------------------------------------------------------------
      EQUITY SECURITIES            SHARES           VALUE
--------------------------------------------------------------
SOUTH AMERICA -- 5.60%
-----------------------------
ARGENTINA -- 1.82%
Telecom de Argentina S.A.
  Class B.....................      3,300,000   $   22,706,816
Telefonica de Argentina S.A.
  Class B.....................      7,000,000       21,492,665
                                                --------------
                                                    44,199,481
                                                --------------
BRAZIL -- 3.78%
Centrais Electricas
  Brasileiras S.A.
  (Electrobras) Preferred.....  1,030,000,000       24,752,023
Centrais Geradoras do Sul do
  Brazil S.A. (Gerasul)
  Preferred B.................    600,000,000          659,043
Petroleo Brasileiro S.A.
  (Petrobras).................    187,300,000       48,038,762
Telecomunicacoes de Sao Paulo
  Preferred(a)................     92,900,000        2,268,747
Telecomunicacoes de Sao Paulo
  Rights(a)...................    673,697,324       15,964,302
                                                --------------
                                                    91,682,877
                                                --------------
TOTAL EQUITY SECURITIES
  (Cost -- $1,558,141,092)....                   2,366,209,187
                                                --------------
CONVERTIBLE BONDS -- 0.27%        PRINCIPAL
-----------------------------   -------------
Liberty Life International BV
  144A REGD, 6.50%, 09/30/04
  (Cost -- $6,500,000)........  $   6,500,000        6,662,500
                                                --------------
CORPORATE BONDS -- 0.16%
-----------------------------
BG Transco Holdings plc,
  7.06%, 12/14/09(b)..........        787,815        1,277,530
BG Transco Holdings plc,
  4.1875%, 12/24/22...........        787,815        1,266,547
BG Transco Holdings plc,
  7.00%, 12/15/24.............        787,815        1,233,661
                                                --------------
TOTAL CORPORATE BONDS
  (Cost -- $1,770,497)........                       3,777,738
                                                --------------

--------------------------------------------------------------
                                PRINCIPAL       VALUE
--------------------------------------------------------------
COMMERCIAL PAPER -- 1.78%
-----------------------------
American Express, 2.50%,
  01/03/00....................  $  11,293,569   $   11,293,569
Exxon Credit Corp., 4.60%,
  01/04/00....................     11,970,530       11,970,530
Exxon Credit Corp., 4.60%,
  01/05/00....................     20,002,557       20,002,557
                                                --------------
TOTAL COMMERCIAL PAPER
  (Cost -- $43,266,656).......                      43,266,656
                                                --------------
TOTAL INVESTMENTS -- 99.82%
 (Cost -- $1,609,678,245)(c)..                   2,419,916,081
OTHER ASSETS, LESS LIABILITIES -- 0.18%              4,348,929
                                                --------------
NET ASSETS -- 100%............                  $2,424,265,010
                                                ==============
ADR -- American Depository Receipt
ORD -- Ordinary
REGD -- Registered
(a) Non-income producing security
(b) Floating rate note; reflects variable
    rate as of the latest reset date,
    December 14, 1999.
(c) Cost is approximately the same for
    Federal income tax purposes.

OTHER INFORMATION:
At December 31, 1999, net unrealized appreciation based on
cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation............   $  905,611,668
    Gross unrealized depreciation............      (95,373,832)
                                                --------------
        Net unrealized appreciation..........   $  810,237,836
                                                ==============
Purchases and sales of securities other than short-term
obligations aggregated $158,772,033 and $643,626,783,
respectively, for the period ended December 31, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investments, at value (identified cost -- $1,609,678,245)...  $2,419,916,081
Cash........................................................          99,955
Receivables
  Investments sold..........................................       1,265,457
  Fund shares sold..........................................       2,703,118
  Dividends and interest....................................       8,766,243
Other assets................................................          84,603
                                                              --------------
  Total assets..............................................   2,432,835,457
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased...................................       4,751,977
  Management fee............................................       1,998,474
  12b-1 service and distribution fees.......................         858,306
  Other payables to related parties.........................         481,708
Accrued expenses............................................         479,982
                                                              --------------
  Total liabilities.........................................       8,570,447
                                                              --------------
NET ASSETS..................................................  $2,424,265,010
                                                              ==============
CLASS A
Net asset value and redemption price per share
  ($1,573,614,571/33,415,244 shares outstanding)............  $        47.09
                                                              ==============
Maximum offering price per share ($47.09 x 100/94.25)*......  $        49.96
                                                              ==============
CLASS B
Net asset value, offering price and redemption price** per
  share ($540,514,255/11,554,393 shares outstanding)........  $        46.78
                                                              ==============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($143,320,170/3,077,504 shares outstanding).........  $        46.57
                                                              ==============
CLASS I
Net asset value, offering price and redemption price per
  share ($166,816,014/3,542,744 shares outstanding).........  $        47.09
                                                              ==============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $1,597,664,872
  Undistributed net realized gain on investments and foreign
    currency transactions...................................      15,604,939
  Undistributed net investment income.......................         893,054
  Net unrealized appreciation on investments and foreign
    currency transactions...................................     810,102,145
                                                              --------------
NET ASSETS..................................................  $2,424,265,010
                                                              ==============

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL FUND
--------------------------------------------------------------------------------

8

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends, net of $3,998,945 foreign taxes withheld.......                $ 50,502,631
  Interest..................................................                   3,418,846
                                                                            ------------
                                                                              53,921,477
                                                                            ------------
EXPENSES
  Management fee............................................  $23,577,176
  Transfer agent............................................    4,713,633
  Administrative services fee...............................    2,216,778
  Custodian fees............................................    1,786,637
  Blue Sky fees.............................................       53,235
  Auditing and accounting fees..............................       56,397
  Shareholder reports.......................................      366,615
  Fund accounting...........................................      220,210
  Trustees' fees............................................        9,240
  12b-1 service and distribution fees.......................   10,148,063
  Legal.....................................................       61,664
  Other.....................................................      176,852
                                                                            ------------
      Total expenses........................................                  43,386,500
                                                                            ------------
NET INVESTMENT INCOME.......................................                  10,534,977
                                                                            ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................                 149,803,389
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................                 286,502,925
                                                                            ------------
      Net gain on investment transactions...................                 436,306,314
                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $446,841,291
                                                                            ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               9

STATEMENT OF CHANGES IN NET ASSETS

                                                                       FOR THE YEARS
                                                                    ENDED DECEMBER 31,
                                                              -------------------------------
                                                                   1999             1998
                                                              -------------------------------
DECREASE IN NET ASSETS
Operations
  Net investment income.....................................  $   10,534,977   $   16,050,836
  Net realized gain on investments and foreign currency
    transactions............................................     149,803,389       13,086,365
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................     286,502,925      133,784,460
                                                              --------------   --------------
      Net increase resulting from operations................     446,841,291      162,921,661
                                                              --------------   --------------
Class A distributions
  Dividends from net investment income......................      (7,591,186)     (13,536,256)
  Distributions
    From capital gains......................................     (79,453,345)      (8,545,034)
    In excess of capital gains..............................              --       (5,018,512)
                                                              --------------   --------------
      Total distributions to Class A shareholders...........     (87,044,531)     (27,099,802)
                                                              --------------   --------------
Class B distributions
  Dividends in excess of net investment income..............         (28,805)              --
  Distributions
    From capital gains......................................     (26,528,332)      (2,888,018)
    In excess of capital gains..............................              --       (1,696,137)
                                                              --------------   --------------
      Total distributions to Class B shareholders...........     (26,557,137)      (4,584,155)
                                                              --------------   --------------
Class C distributions
  Dividends in excess of net investment income..............          (3,539)              --
  Distributions
    From capital gains......................................      (7,061,141)        (828,687)
    In excess of capital gains..............................              --         (486,689)
                                                              --------------   --------------
      Total distributions to Class C shareholders...........      (7,064,680)      (1,315,376)
                                                              --------------   --------------
Class I distributions
  Dividends from net investment income......................      (1,415,063)      (1,959,855)
  Distributions
    From capital gains......................................      (8,540,450)        (810,329)
    In excess of capital gains..............................              --         (475,907)
                                                              --------------   --------------
      Total distributions to Class I shareholders...........      (9,955,513)      (3,246,091)
                                                              --------------   --------------
Fund share transactions (Note 4)
  Class A...................................................    (246,372,544)    (174,806,618)
  Class B...................................................     (71,889,837)     (54,146,360)
  Class C...................................................     (29,745,075)     (28,691,544)
  Class I...................................................     (12,118,396)      34,921,011
                                                              --------------   --------------
      Net decrease resulting from Fund share transactions...    (360,125,852)    (222,723,511)
                                                              --------------   --------------
TOTAL DECREASE IN NET ASSETS................................     (43,906,422)     (96,047,274)
NET ASSETS
  Beginning of period.......................................   2,468,171,432    2,564,218,706
                                                              --------------   --------------

  END OF PERIOD.............................................  $2,424,265,010   $2,468,171,432
                                                              ==============   ==============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $      893,054   $      144,612
                                                              ==============   ==============

    The accompanying notes are an integral part of the financial statements.

10

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              for the year ended
                        CLASS A                                                  December 31,
------------------------------------------------------------------------------------------------------------------------
                                                             1999         1998         1997        1996       1995
SELECTED PER SHARE DATA                                   --------------------------------------------------------------
Net asset value, beginning of period....................  $    41.20   $    39.03   $    35.89   $  30.67   $  27.60
                                                          ------------------------------------------------------------
  Income from investment operations
  Net investment income.................................         .30          .37          .24        .20        .25
  Net gains on securities (both realized and
    unrealized).........................................        8.31         2.50         3.47       5.85       3.22
                                                          ------------------------------------------------------------
  Total from investment operations......................        8.61         2.87         3.71       6.05       3.47
                                                          ------------------------------------------------------------
  Less distributions
  Dividends from net investment income..................         .24          .35          .21        .19        .25
  Distributions
    From capital gains..................................        2.48          .22          .26        .64        .12
    In excess of capital gains..........................          --          .13          .10         --        .03
                                                          ------------------------------------------------------------
    Total distributions.................................        2.72          .70          .57        .83        .40
                                                          ------------------------------------------------------------
Net asset value, end of period..........................  $    47.09   $    41.20   $    39.03   $  35.89   $  30.67
                                                          ============================================================
Total return (%)(a).....................................       21.05         7.34        10.38      19.72      12.65
RATIOS AND SUPPLEMENTAL DATA
Net asset value, end of period (in thousands)...........  $1,573,615   $1,613,797   $1,705,772   $989,254   $475,989
Ratio of expenses to average net assets (%).............        1.66         1.58         1.59       1.65       1.52
Ratio of net investment income to average net
  assets (%)............................................         .63          .83          .68        .76        .97
Portfolio turnover rate (%).............................           7           15            8         14          6

--------------------------------------------------------------------------------

                                                                              for the year ended
                        CLASS B                                                  December 31,
------------------------------------------------------------------------------------------------------------------------
                                                             1999         1998         1997        1996       1995
SELECTED PER SHARE DATA                                   --------------------------------------------------------------
Net asset value, beginning of period....................  $    40.97   $    38.82   $    35.73   $  30.67   $  27.60
                                                            ------------------------------------------------------------
  Income from investment operations
  Net investment (loss) income..........................        (.06)          --         (.06)      (.01)       .01
  Net gains on securities (both realized and
    unrealized).........................................        8.27         2.50         3.44       5.76       3.20
                                                            ------------------------------------------------------------
  Total from investment operations......................        8.21         2.50         3.38       5.75       3.21
                                                            ------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income..........................          --           --           --         --        .01
    In excess of net investment income..................          --           --           --        .05         --
  Distributions
    From capital gains..................................        2.40          .22          .21        .64        .10
    In excess of capital gains..........................          --          .13          .08         --        .03
                                                            ------------------------------------------------------------
    Total distributions.................................        2.40          .35          .29        .69        .14
                                                            ------------------------------------------------------------
Net asset value, end of period..........................  $    46.78   $    40.97   $    38.82   $  35.73   $  30.67
                                                            ============================================================
Total return (%)(a).....................................       20.15         6.43         9.46      18.76      11.62
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)................  $  540,514   $  542,997   $  568,521   $312,161   $ 74,650
Ratio of expenses to average net assets (%).............        2.42         2.41         2.42       2.45       2.44
Ratio of net investment (loss) income to average net
  assets (%)............................................        (.13)        (.01)        (.15)      (.04)       .05
Portfolio turnover rate (%).............................           7           15            8         14          6

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                           for the period
                                                                                           April 30, 1996
                                                                for the year ended         (commencement)
                        CLASS C                                    December 31,            to December 31,
--------------------------------------------------------------------------------------------------------------
                                                            1999       1998       1997          1996
SELECTED PER SHARE DATA                                   ----------------------------------------------------
Net asset value, beginning of period....................  $  40.79   $  38.64   $  35.58       $ 32.68
                                                          ----------------------------------------------------
  Income from investment operations
  Net investment loss...................................      (.05)        --       (.05)           --
  Net gains on securities (both realized and
    unrealized).........................................      8.23       2.50       3.42          3.74
                                                          ----------------------------------------------------
  Total from investment operations......................      8.18       2.50       3.37          3.74
                                                          ----------------------------------------------------
  Less distributions
  Dividends
    From net investment income..........................        --         --        .01            --
    In excess of net investment income..................        --         --         --           .20
  Distributions
    From capital gains..................................      2.40        .22        .21           .64
    In excess of capital gains..........................        --        .13        .09            --
                                                          ----------------------------------------------------
    Total distributions.................................      2.40        .35        .31           .84
                                                          ----------------------------------------------------
Net asset value, end of period..........................  $  46.57   $  40.79   $  38.64       $ 35.58
                                                          ====================================================
Total return (%)........................................     20.16(a)    6.46(a)    9.50(a)      11.45(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)................  $143,320   $154,378   $174,880       $44,450
Ratio of expenses to average net assets (%).............      2.42       2.40       2.41          2.44(c)
Ratio of net investment (loss) income to average net
  assets (%)............................................      (.13)       .01       (.14)         (.03)(c)
Portfolio turnover rate (%).............................         7         15          8            14

--------------------------------------------------------------------------------

                                                                          for the year ended
                        CLASS I                                              December 31,
----------------------------------------------------------------------------------------------------------------
                                                            1999       1998       1997      1996      1995
SELECTED PER SHARE DATA                                   ------------------------------------------------------
Net asset value, beginning of period....................  $  41.21   $  39.06   $  35.89   $ 30.67   $ 27.60
                                                          ------------------------------------------------------
  Income from investment operations
  Net investment income.................................       .52        .55        .32       .27       .30
  Net gains on securities (both realized and
    unrealized).........................................      8.34       2.48       3.56      5.88      3.22
                                                          ------------------------------------------------------
  Total from investment operations......................      8.86       3.03       3.88      6.15      3.52
                                                          ------------------------------------------------------
  Less distributions
  Dividends
    From net investment income..........................       .42        .53        .32       .27       .30
    In excess of net investment income..................        --         --         --       .02        --
  Distributions
    From capital gains..................................      2.56        .22        .28       .64       .12
    In excess of capital gains..........................        --        .13        .11        --       .03
                                                          ------------------------------------------------------
      Total distributions...............................      2.98        .88        .71       .93       .45
                                                          ------------------------------------------------------
Net asset value, end of period..........................  $  47.09   $  41.21   $  39.06   $ 35.89   $ 30.67
                                                          ======================================================
Total return (%)(a).....................................     21.66       7.75      10.87     20.06     12.85
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)................  $166,816   $156,999   $115,046   $53,344   $13,020
Ratio of expenses to average net assets (%).............      1.18       1.18       1.18      1.25      1.35
Ratio of net investment income to average net assets
  (%)...................................................      1.11       1.23       1.08      1.16      1.14
Portfolio turnover rate (%).............................         7         15          8        14         6

  (a) Total return does not reflect     (b) Total return represents           (c) Annualized
  a sales charge.                       aggregate total return and does
                                        not reflect a sales charge.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL FUND
--------------------------------------------------------------------------------

12

NOTES TO FINANCIAL STATEMENTS

Ivy International Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund earned foreign source dividends of $54,501,576. These dividends were subject to foreign withholding tax in the amount of $3,998,945. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

Pursuant to Code Section 852, the Fund designates $118,070,071 as long-term capital gain distributions for its taxable year ended December 31, 1999.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, Net investment income and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              13

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's first $2.5 billion in average net assets and .90% of the Fund's average net assets in excess of $2.5 billion. Northern Cross Investments Limited is the subadviser of the Fund. IMI, not the Fund, is obligated to compensate the subadviser.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1999, the net amount of underwriting discounts retained by IMDI was $26,294.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net assets of shares issued after December 31, 1991, excluding Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $3,508,936, $5,222,779 and $1,416,348, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $3,315,087, $1,057,873, $259,978 and $80,695, for Class A, Class B,
Class C and Class I, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Class I were as follows:

                               YEAR ENDED                    YEAR ENDED
                            DECEMBER 31, 1999             DECEMBER 31, 1998
--------------------------------------------------------------------------------
       CLASS A           SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Sold.................    6,826,244   $ 298,269,386     9,861,782   $ 405,629,284
Issued on
 reinvestment of
 distributions.......    1,395,706      64,345,562       490,806      20,221,191
Repurchased..........  (13,975,871)   (608,987,492)  (14,882,098)   (600,657,093)
                       -----------   -------------   -----------   -------------
Net decrease.........   (5,753,921)  $(246,372,544)   (4,529,510)  $(174,806,618)
                       ===========   =============   ===========   =============

                               YEAR ENDED                    YEAR ENDED
                            DECEMBER 31, 1999             DECEMBER 31, 1998
--------------------------------------------------------------------------------
       CLASS B           SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Sold.................      581,682   $  25,766,700       768,565   $  31,626,287
Issued on
 reinvestment of
 distributions.......      284,831      13,050,929        54,506       2,233,625
Repurchased..........   (2,564,193)   (110,707,466)   (2,215,469)    (88,006,272)
                       -----------   -------------   -----------   -------------
Net decrease.........   (1,697,680)  $ (71,889,837)   (1,392,398)  $ (54,146,360)
                       ===========   =============   ===========   =============

                               YEAR ENDED                    YEAR ENDED
                            DECEMBER 31, 1999             DECEMBER 31, 1998
--------------------------------------------------------------------------------
       CLASS C           SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Sold.................      222,501   $   9,801,533       389,550   $  15,972,472
Issued on
 reinvestment of
 distributions.......       56,781       2,590,305        11,181         456,136
Repurchased..........     (986,391)    (42,136,913)   (1,141,755)    (45,120,152)
                       -----------   -------------   -----------   -------------
Net decrease.........     (707,109)  $ (29,745,075)     (741,024)  $ (28,691,544)
                       ===========   =============   ===========   =============

                               YEAR ENDED                    YEAR ENDED
                            DECEMBER 31, 1999             DECEMBER 31, 1998
--------------------------------------------------------------------------------
       CLASS I           SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Sold.................      913,209   $  40,125,637     1,327,805   $  53,170,870
Issued on
 reinvestment of
 distributions.......      187,307       8,636,739        66,618       2,745,340
Repurchased..........   (1,367,227)    (60,880,772)     (530,519)    (20,995,199)
                       -----------   -------------   -----------   -------------
Net (decrease)/
 increase............     (266,711)  $ (12,118,396)      863,904   $  34,921,011
                       ===========   =============   ===========   =============

Effective April 18, 1997, the Fund suspended the offer of its shares to new investors. Shares are available for purchase only by existing shareholders of the Fund. Once a shareholder's account is liquidated, the shareholder may not invest in the Fund at a later date.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL FUND
--------------------------------------------------------------------------------

14

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
IVY INTERNATIONAL FUND (THE "FUND"):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 4, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              15

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

On September 30, 1999, a special shareholder meeting (the "Meeting") was held at the offices of Mackenzie Investment Management Inc., Boca Raton, Florida, for the following purposes (and with the following results):

PROPOSAL 1: With respect to Ivy Fund, to elect Trustees.

---------------------------------------------------
NOMINEE:                        FOR:      WITHHOLD:
---------------------------------------------------
James W. Broadfoot.........  26,819,528    605,390
Keith J. Carlson...........  26,814,643    610,275
Stanley Channick...........  26,780,065    644,853
Roy J. Glauber.............  26,793,696    631,221
Edward M. Tighe............  26,814,469    610,449

The other Trustees of Ivy Fund previously elected by shareholders whose term of office continued after the meeting were John S. Anderegg, Jr., Paul H. Broyhill, Frank W. DeFriece, Jr., Joseph G. Rosenthal, Richard N. Silverman and J. Brendan Swan.

PROPOSAL 2: With respect to the Fund, to ratify or reject the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

-------------------------------
   FOR:     AGAINST:   ABSTAIN:
-------------------------------
26,733,609  126,401    564,908

PROPOSAL 3: With respect to the Fund, to approve or disapprove the revision of certain fundamental investment policies.

3.1 DIVERSIFICATION:

-----------------------------------------------
                                    BROKER NON-
   FOR:     AGAINST:    ABSTAIN:      VOTES:*
-----------------------------------------------
19,117,106    856,612   1,203,595    6,247,605

3.2 BORROWING:

-----------------------------------------------
                                    BROKER NON-
   FOR:     AGAINST:    ABSTAIN:      VOTES:*
-----------------------------------------------
18,767,375  1,173,663   1,236,276    6,247,605

3.3 SENIOR SECURITIES:

-----------------------------------------------
                                    BROKER NON-
   FOR:     AGAINST:    ABSTAIN:      VOTES:*
-----------------------------------------------
19,063,586    861,755   1,251,972    6,247,605

3.4 UNDERWRITING:

-----------------------------------------------
                                    BROKER NON-
   FOR:     AGAINST:    ABSTAIN:      VOTES:*
-----------------------------------------------
18,888,158  1,062,656   1,226,499    6,247,605

3.5 REAL ESTATE:

-----------------------------------------------
                                    BROKER NON-
   FOR:     AGAINST:    ABSTAIN:      VOTES:*
-----------------------------------------------
19,124,547    831,693   1,221,073    6,247,605

3.6 COMMODITIES:

-----------------------------------------------
                                    BROKER NON-
   FOR:     AGAINST:    ABSTAIN:      VOTES:*
-----------------------------------------------
18,797,058  1,140,194   1,240,061    6,247,605

3.7 LOANS:

-----------------------------------------------
                                    BROKER NON-
   FOR:     AGAINST:    ABSTAIN:      VOTES:*
-----------------------------------------------
18,614,428  1,337,768   1,225,117    6,247,605

3.8 CONCENTRATION:

-----------------------------------------------
                                    BROKER NON-
   FOR:     AGAINST:    ABSTAIN:      VOTES:*
-----------------------------------------------
19,082,001    865,386   1,229,926    6,247,605

3.9 OTHER POLICIES:

-----------------------------------------------
                                    BROKER NON-
   FOR:     AGAINST:    ABSTAIN:      VOTES:*
-----------------------------------------------
18,673,703  1,222,924   1,280,686    6,247,605

---------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner (or other persons entitled to vote) nor has discretionary power to vote on a particular matter.

02IIFX123199

                             [IVY GROWTH FUNDS LOGO]

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.

Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

DECEMBER 31, 1999

Board of Trustees
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

Officers
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

Legal Counsel
Dechert Price & Rhoads
Boston, Massachusetts

Custodian
Brown Brothers Harriman & Co.
Boston, Massachusetts

Transfer Agent
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

Auditors
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

Distributor
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111


We believe the Ivy Growth Fund benefited from its three-pronged approach during 1999. For the 12 months ended December 31, 1999, the Ivy Growth Fund returned 31.87%, outperforming the S&P 500 Index, which returned 21.10% for the same period. (For the Fund's total return with sales charge, and performance commentary, please refer to page 5.)

The core portion.

The core portion of the Fund (approximately 42% of assets) was invested primarily in high-quality, large-cap companies that hold leading positions in their industry or that we expect to be leaders in the future. This portion of the Fund continues to be managed in accordance with a disciplined investment philosophy, the key to which is stock selection. The manager of the core portion of the Fund ignores short-term market volatility and makes no attempt to time the market. Excess cash positions in the core portion are typically less than 2%. There are no sector bets made by the Fund. The manager divides the stock market into nine broad economic sectors, and the weightings within the Fund approximate the weighting of each sector within the market, as measured by the S&P 500 Index. The Fund is invested in companies that history shows have a proven and consistent record of earnings profitability, but whose prices do not appear to the Fund manager to adequately reflect the underlying profitability of the company. The profitability of each company is compared to the patterns of its industry to account for normal cyclicality. In addition, the manager prefers companies that have a dominant market position with high-quality management. By following this investment philosophy and equity style, we believe the core portion of the Ivy Growth Fund is well positioned for, and should benefit from, the long-term positive trends of the stock market.

US emerging growth stocks.

The emerging growth component (approximately 37% of the Fund) is positioned to provide long-term capital growth through investment in common stocks of small- and medium-sized companies that are in the early stages of their life cycle and may have the potential for rapid growth of sales and earnings. In our search for high-growth companies, we focus on what we believe are fertile sectors of the economy--technology, business and consumer services, healthcare, and entertainment.

A change in strategy.

We recognize that the vast majority of investors prefer to achieve international diversification by owning one or more international funds, such as Ivy International Fund II. Accordingly, in the future, the investment strategy utilized in managing the Ivy Growth Fund will be to focus on US companies. Given the solid performance of the international

2

component of the Ivy Growth Fund, we thought this was a good time to begin an orderly liquidation of the Fund's foreign component. Most of the proceeds from these sales will be reinvested in small- and mid-cap growth stocks. For the foreseeable future, the emphasis of the Fund will be on US companies--large, medium and small--with good prospects for strong earnings growth. Previously, the core portion of the Fund had been invested in a blend of high-quality growth and value stocks. In the future, it will continue to have a blue chip orientation, but with more emphasis on growth. The decision to eliminate the separate foreign component of the Fund does not, by any means, signal diminished enthusiasm for international diversification as an investment strategy. We continue to believe there are many attractive investment opportunities outside the US and that investors would be well served by diversifying their portfolios internationally.

            "We continue to believe that the increasing need for baby
           boomers to plan and invest for retirement should provide a significant positive influence on the financial
                     markets, particularly on stock prices."

Market Commentary

US large caps perform well.

The US stock market continued to perform well in 1999, extending its multiyear bull-market trend. After undergoing a brief correction in the fall, stocks surged in the final months of the year, propelled higher by technology companies. The NASDAQ Composite Index, the Dow Jones Industrial Average, and the Standard & Poor's 500 Index all closed the year at all-time highs. The performance of the NASDAQ Composite was so strong that it generated the highest return of any US index in the 20th century, ending the year up an impressive 85.6%. During the year, the Dow Jones Industrial Average moved well past
10,000, ending the year up 25.22% at 11,497.12. The core portion of the Ivy Growth Fund benefited from this market strength. The Fund invested in a number of high-quality, large-capitalization stocks that performed well and are members of one or more of the popular averages. In addition, technology stocks were particularly strong in 1999. Given the core manager's belief in diversification across all major sectors, the Fund held positions in technology companies that performed well in 1999.

Investors shed market concerns.

It appears that many of the concerns expressed by investors early in 1999 dissipated as the year progressed. Our research confirms that earnings growth did not slow, narrow market participation broadened, and weakness in foreign economies did not cause the US economy to slow. In fact, we believe the strength in the US economy and US stock market served to bolster overseas economies and markets. Our analysis indicates that the fear of deflation disappeared, the fear of a financial market collapse was replaced by the fear of a possible financial market bubble, and the fear of Y2K proved to be overblown. And, once again, fear that the market was overvalued, which we believe has existed since the Dow passed 6,000, was proven to be unfounded.

         During the year, long-term interest rates rose as the Federal Reserve Board increased short-term interest rates three times. Although these increases did not derail the market averages, interest-rate-sensitive stocks performed poorly, including many banks and insurance companies. The core portion of the Fund was exposed to the finance sector through investments in large, well-known banks. Although we believe these to be high-quality finance companies, they performed poorly, which, according to our research, was in line with the rest of the sector. We believe that the sector will recover when interest rates begin to decline.

         In 1999, the investment community began to focus on the upcoming presidential election and its possible impact on the market. According to our research, healthcare was one sector that was particularly hurt by the political situation. We believe that investors became concerned that political

'                                                                              3


candidates would urge medical cost-controls. The core portion of the Fund was exposed to the healthcare sector through investments in pharmaceutical companies. Although we believe these to be high-quality healthcare companies, they performed poorly with the rest of the sector. We believe that the long-term prospects for healthcare companies are particularly strong given the demographics in the US and the aging of the baby boomers.

         Oil prices rose sharply in 1999, causing many energy-related companies to do well. The Fund was exposed to this area through investments in high-quality energy companies.

         There is an old market adage that states "the market likes to climb a wall of worry." Looking back, that appears to be what the market did in 1999, and it seems the investment community has given birth to new fears. We now witness the fear of an overheated economy, the fear of inflation, and the fear of higher interest rates. We believe that any one of these concerns can easily cause the market to correct 10% or more, and that the investment landscape is filled with unsuccessful investors who tried to time the short-term movements of the market. We believe it is best to keep focused on the long-term trend of the market and to view corrections as major buying opportunities that may enhance long-term returns.

Looking ahead.

In our view, long-term investors have many reasons to remain optimistic. We believe the threat of a significant rise in inflation is fairly remote. Inflation is a monetary phenomenon caused by too much money chasing too few goods. In our view, the productive capacity of the United States should not have a problem producing sufficient goods to meet expanding demand and that world economies are awash in excess capacity. Moreover, according to our research, monetary growth in the US, as measured by high-powered bank reserves, indicates that inflation is likely to remain under control. We believe the recent rise in interest rates may easily reverse once the markets accept and reflect a low inflation environment.

         We expect that the economy will continue to grow and will soon mark the longest uninterrupted period of expansion in US history. This may result in further growth of corporate profits. Over the long term, we believe that higher earnings should be reflected in higher stock prices. Finally, the demographics in the US can be a powerful force that, in our view, could lead to higher stock prices. We continue to believe that the increasing need for baby boomers to plan and invest for retirement should provide a significant positive influence on the financial markets, particularly on stock prices.

Emerging growth stocks gain momentum.

Last year was the first year since 1994 that emerging growth stocks, as measured by the Russell 2000 Growth Index, outperformed the broader US market. The Russell 2000 Growth Index surged 43.09% for the 12-month period ending December 31, 1999, compared to the Standard & Poor's 500 Index, which was up 21.10% over the same time period. Thus came the welcome end to a long interval during which small-cap growth stocks lagged the S&P 500 Index.

         Over the last five years, small growth companies generally experienced satisfactory earnings progress, which we believe was largely offset by a sharp contraction in their earnings multiples relative to the broader market. Although relative price to earnings ratios (P/E) remain in the low end of their historic range, the contraction appears to have run its course. Our research indicates that during 1999, superior earnings growth led to superior returns, validating our investment thesis in this sector of the marketplace.

Technology stocks take centerstage.

For emerging growth investors, the real story of 1999 was technology stocks, particularly those with a link to the Internet--whether it was through e-commerce, infrastructure, consulting, communications, or data storage. Those investors who failed to participate in this sector of

4


the market found it was difficult to compete with those who did.

         During the past year, we have seen billions of dollars of new capital flow into this sector, accompanied by a steady migration of management talent from old-line companies. In this new era of technological innovation, we believe business-to-business commerce could more than double every year for at least the next several years, putting corporations under severe pressure to "webify" their businesses. As a result, there may be the potential for considerable growth opportunities for many companies in the portfolio. Our research shows that over the last year several companies in the portfolio grew their revenues at a compounded quarterly rate of 25% and higher. To put this in perspective, 10 years ago compound annual growth rates of 25% were considered quite high.


Valuations continue to rise.

In our view, because many of these young technology companies are spending aggressively to secure market share and gain first-mover advantage, most have yet to achieve operating profitability. As a result, we believe analysts and investors alike are moving more and more to valuing these companies on a multiple of revenue. This approach makes us somewhat cautious, particularly since valuations, even by this standard, seem extraordinarily high. However, in our view, this may be preferable to being left behind, since technology, particularly the Internet, promises to be an unusually fertile growth area for many years to come.

         Outside of technology, particularly in areas like consumer goods and services, healthcare, and business services, growth rates are less impressive, but valuations are also much less daunting. In these areas, our analysis indicates that many good, small companies have grown their earnings consistently over the last three or four years, only to see their stock prices languish as shrinking P/Es have all but offset robust earnings growth. We believe that a number of these companies are long overdue for better market performance.

Looking ahead.

As usual, we believe that near-term performance for many emerging growth companies is unpredictable, particularly with the possibility that the Federal Reserve Board will raise interest rates, which often is negative for these kinds of companies. But longer term, we believe there may be many reasons for optimism. With the enormous momentum of the Internet and e-commerce serving as major drivers, we believe the US economy should be well positioned for continued growth and low inflation. In addition, we believe the earnings outlook for many companies is favorable, particularly those in the technology sector, now that the Y2K spending lockdown is behind us. Additionally, a major upgrade cycle to Windows(R) 2000 should be a catalyst for strong demand. Outside of technology, we believe relative valuations are very attractive by historic standards.

                        10-Year Performance Comparison of
                        the Fund of a $10,000 Investment

                                    [CHART]

Ivy Growth Fund
Performance Commentary

For the 12 months ended December 31, 1999, the Ivy Growth Fund returned 31.87%. Relative to the S&P 500 Index, an unmanaged index of stocks, the Ivy Growth Fund outperformed the Index, which returned 21.10% for the same time period. Contributing to this outperformance was the Fund's emerging growth and international stocks, two segments of the equity market (as measured by the Russell 2000 Growth Index and the Morgan Stanley Capital International Europe, Australasia and Far East Index) that outperformed the S&P 500 Index in 1999.

The Lipper Average Growth Fund represents the performance of the average growth fund as measured by Lipper Inc. It is not possible to invest in a benchmark. The S&P 500 Index, the Russell 2000 Growth Index, and the Morgan Stanley Capital International Europe, Australasia and Far East Index are unmanaged indices of stocks which assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                                      Class A(1)                 Class B(2) & C(3)                    Advisor Class(4)
                                   ----------------           -----------------------                 ----------------
IVY GROWTH FUND                     w/        w/o               w/              w/o                     w/       w/o
AVERAGE ANNUAL TOTAL RETURN        Reimb.    Reimb.           Reimb.           Reimb.                 Reimb.    Reimb.
                                   ------    ------           ------           ------                 ------    ------
FOR PERIODS ENDING
DECEMBER 31, 1999                                          w/       w/o      w/        w/o
                                                          CDSC      CDSC    CDSC      CDSC
                                                           B:        B:       B:        B:
                                                         25.63%    30.63%   25.63%    30.63%
                                                           C:        C:       C:        C:
1 year                            24.28%    24.28%       29.43%    30.43%   29.43%    30.43%          31.78%    31.78%
                                  -----     -----        -----     -----    -----     -----           -----     -----
                                                           B:        B:       B:        B:
                                                         18.85%    19.05%   18.85%    19.05%
                                                           C:        C:       C:        C:
5 year                            18.77%    18.77%         n/a       n/a      n/a       n/a             n/a       n/a
                                  -----     -----        -----     -----    -----     -----           -----     -----
                                                           B:         B:      B:        B:
                                                           n/a        n/a     n/a       n/a
                                                           C:         C:      C:        C:
10 year                           13.05%    13.02%         n/a        n/a     n/a       n/a             n/a       n/a
                                  -----     -----        -----     -----    -----     -----           -----     -----
                                                           B:         B:     B:         B:
                                                         14.80%    14.80%   14.77%    14.77%
                                                           C:         C:     C:        C:
Since Inception(5)                11.37%    11.37%       15.74%    15.74%   15.74%    15.74%          17.86%    17.86%
                                  -----     -----        -----     -----    -----     -----           -----     -----

(1)      Class A performance figures include the maximum sales charge of 5.75%.
(2) Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3) Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4) Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5) Class A commenced operations January 12, 1960; Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations April 30, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Growth Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

    [IVY LEAF LOGO]
--------------------------------------------------------------------------------
    IVY GROWTH FUND
--------------------------------------------------------------------------------

6

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

--------------------------------------------------------------
  EQUITY SECURITIES -- 91.66%        SHARES          VALUE
--------------------------------------------------------------
BASIC INDUSTRIES -- 2.99%
Akzo Nobel NV(a)................         21,139   $  1,055,145
AssiDoman AB(a).................         26,800        434,483
Billiton plc(a).................        107,624        627,916
Broken Hill Proprietary Company
  Limited(a)....................         28,800        376,917
Fletcher Challenge
  Building(a)...................        108,750        159,931
Fletcher Challenge Paper(a).....        109,500         76,519
Georgia-Pacific Group...........         35,000      1,776,250
Holderbank Financiere Glaris
  AG(a).........................            459        625,102
Pilkington plc(a)...............        632,282        850,906
PPG Industries, Inc.............         35,000      2,189,687
Praxair, Inc....................         50,000      2,515,625
Rio Tinto plc(a)................         19,776        474,270
                                                  ------------
                                                    11,162,751
                                                  ------------
BUSINESS SERVICES -- 3.63%
CBT Group plc -- Spon
  ADR(a)(b).....................         26,700        894,450
Corporate Services Group
  plc(a)........................        147,500        243,669
CSG Systems International,
  Inc.(b).......................         21,400        853,325
Dendrite International,
  Inc.(b).......................         40,200      1,361,775
FactSet Research Systems Inc....         23,300      1,855,262
Lason Holdings, Inc.(b).........         20,000        220,000
NOVA Corporation(b).............         44,900      1,417,156
Paychex, Inc....................         33,750      1,350,000
ProBusiness Services, Inc.(b)...         21,600        777,600
Profit Recovery Group
  International, Inc.
  (The)(b)......................         39,300      1,043,906
SGS Societe Generale de
  Surveillance Holding
  S.A.(a).......................          1,088      1,379,769
Sykes Enterprises, Inc.(b)......         48,900      2,145,488
                                                  ------------
                                                    13,542,400
                                                  ------------
CAPITAL GOODS -- 2.86%
Briggs & Stratton Corporation...         15,000        804,375
General Electric Company........         35,000      5,416,250
Honeywell International Inc.....         40,000      2,307,500
Tyco International Ltd..........         54,760      2,128,795
                                                  ------------
                                                    10,656,920
                                                  ------------
COMPUTER EQUIPMENT &
  STORAGE -- 6.08%
Dell Computer Corporation(b)....         30,000      1,530,000
EMC Corporation(b)..............         15,000      1,638,750
Hewlett-Packard Company.........         12,500      1,424,219
International Business Machines
  Corp..........................         32,500      3,510,000
Network Appliance, Inc.(b)......         35,400      2,940,412
PC-Tel, Inc.(b).................         13,300        698,250
Sun Microsystems, Inc.(b).......        141,200     10,934,175
                                                  ------------
                                                    22,675,806
                                                  ------------
CONGLOMERATES -- 0.89%
Cheung Kong Holdings Ltd.(a)....         69,500        882,884
Genting Berhad(a)...............         70,000        248,683
Investor AB(a)..................        102,572      1,440,781
Pacific Dunlop Limited(a).......        185,000        260,989
Sime Darby Berhad(a)............        387,000        490,876
                                                  ------------
                                                     3,324,213
                                                  ------------

--------------------------------------------------------------
--------------------------------------------------------------
       EQUITY SECURITIES             SHARES          VALUE
CONSUMER CYCLICAL -- 4.54%
Dollar Tree Stores, Inc.(b).....         29,400   $  1,424,062
Gap, Inc.(The)..................         45,000      2,070,000
General Motors Corporation......         35,000      2,544,063
Home Depot, Inc.................         30,000      2,056,875
Hornbach Holding AG
  Preferred(a)..................         10,685        514,060
Lowe's Companies, Inc...........         40,000      2,390,000
May Department Stores
  Company (The).................         30,000        967,500
Next plc(a).....................         21,000        201,043
Tommy Hilfiger Corporation(b)...         62,500      1,457,031
Volvo AB -- B Shares(a).........         28,000        721,056
Wal-Mart Stores, Inc............         37,500      2,592,187
                                                  ------------
                                                    16,937,877
                                                  ------------
CONSUMER NON-DURABLES -- 4.94%
Anheuser-Busch Companies,
  Inc...........................         40,000      2,835,000
Colgate-Palmolive Company.......         40,000      2,600,000
Compagnie Financiere
  Richemont AG(a)...............            220        522,261
Cutter & Buck, Inc.(b)..........         42,300        639,787
Fraser & Neave Ltd. ORD(a)......        130,000        479,890
Gallaher Group plc(a)...........        134,000        569,075
General Mills, Inc..............         40,000      1,430,000
H.J. Heinz Company..............         35,000      1,393,438
Kimberly-Clark Corporation......         35,000      2,283,750
Lion Nathan Limited(a)..........        116,000        269,199
Nestle AG Registered(a).........            100        182,229
Panamerican Beverages Inc.(a)...         10,000        205,625
PepsiCo, Inc....................         55,000      1,938,750
Swatch Group AG, (The)(a).......            600        687,436
Tate & Lyle plc(a)..............        109,000        713,242
Wm. Wrigley Jr. Company.........         20,000      1,658,750
                                                  ------------
                                                    18,408,432
                                                  ------------
CONSUMER SERVICES -- 1.92%
Apollo Group, Inc. -- Class
  A(b)..........................         32,000        642,000
British Airways plc(a)..........        185,000      1,201,603
International Speedway Corp. --
  Class A.......................         17,800        896,675
Lusomundo -- SGPS S.A. Preferred
  Shares(a).....................         51,200        456,729
Premier Parks, Inc.(b)..........         48,900      1,411,987
Sara Lee Corporation............         30,000        661,875
Speedway Motorsports, Inc.(b)...         25,200        700,875
Tourism Holdings Limited(a).....        632,044      1,180,009
                                                  ------------
                                                     7,151,753
                                                  ------------
ELECTRONICS -- 2.26%
Clipsal Industries Limited(a)...        131,000        144,682
Elec & Eltek International Co.
  Ltd.(a).......................         99,500        322,380
Emerson Electric Co.............         25,400      1,457,325
Flextronics International
  Ltd.(a)(b)....................         50,800      2,336,800
Jabil Circuit, Inc.(b)..........         15,400      1,124,200
Koninklijke Philips
  Electronics NV(a).............         12,588      1,703,290
Sanmina Corporation(b)..........         13,100      1,308,363
                                                  ------------
                                                     8,397,040
                                                  ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

--------------------------------------------------------------
      EQUITY SECURITIES            SHARES           VALUE
--------------------------------------------------------------
ENERGY -- 3.74%
Atlantic Richfield Company
  (ARCO)......................          5,000   $      432,500
BJ Services Company(b)........         13,000          543,563
BP Amoco plc(a)...............         56,750          570,278
Chevron Corporation...........         20,000        1,732,500
Core Laboratories N.V.(b).....         26,700          535,669
Exxon Mobil Corporation.......         39,604        3,190,597
Fletcher Challenge
  Energy(a)...................         73,750          192,303
Hanover Compressor
  Company(b)..................         15,300          577,575
Nabors Industries, Inc.(b)....         17,600          544,500
Noble Drilling
  Corporation(b)..............         16,700          546,925
Royal Dutch Petroleum
  NY Shares(a)................         27,500        1,662,031
Shell Transport & Trading Co.
  plc(a)......................        113,699          942,356
Texaco Inc....................         35,000        1,900,938
Weatherford International,
  Inc.(b).....................         14,100          563,119
                                                --------------
                                                    13,934,854
                                                --------------
FINANCIAL SERVICES -- 9.00%
A.F.P. Provida S.A.-Sponsored
  ADR(a)......................         10,300          221,450
Allied Zurich plc(a)..........         41,000          485,025
American International Group,
  Inc.........................         15,000        1,621,875
Australia & New Zealand
  Banking Group Ltd.(a).......         43,000          311,781
Bank of America Corporation...         25,000        1,254,687
Bank of Ireland(a)............        119,350          945,037
Bank of New York Company,
  Inc., (The).................         60,000        2,400,000
Barclay's Bank ORD(a).........         24,109          693,977
Chase Manhattan Corporation,
  (The).......................         25,000        1,942,188
Concord EFS, Inc.(b)..........         36,000          927,000
Fannie Mae....................         30,000        1,873,125
Federal Agricultural Mortgage
  Corp. Class C(b)............         24,000          484,500
Federal Home Loan Mortgage
  Corporation.................         25,000        1,176,562
Fortis NL NV(a)...............         26,414          946,473
HSBC Holdings plc(a)..........         30,491          427,543
Mellon Financial
  Corporation.................         50,000        1,703,125
Merrill Lynch & Co., Inc......         20,000        1,670,000
Morgan Stanley Dean Witter &
  Co..........................         27,500        3,925,625
National Australia Bank
  Ltd.(a).....................         28,291          431,327
National Westminster Bank
  plc(a)......................         31,500          676,745
Nava Finance Public Company
  Limited-Foreign(a)(b)(c)....         40,000               --
Providian Financial
  Corporation.................         20,000        1,821,250
Royal & Sun Alliance Insurance
  Group plc(a)................        118,000          879,585
State Street Corporation......         27,500        2,009,219
UBS AG -- Registered(a).......          2,400          644,705
United Technologies
  Corporation.................         30,000        1,950,000
Wells Fargo Corporation.......         45,000        1,819,687
Westpac Banking Corp.
  Ltd.(a).....................         44,000          302,506
                                                --------------
                                                    33,544,997
                                                --------------
HEALTHCARE -- 6.95%
Abbott Laboratories...........         17,500          635,469
Alkermes, Inc.(b).............         14,400          707,400
Bristol-Myers Squibb
  Company.....................         37,500        2,407,031

--------------------------------------------------------------
--------------------------------------------------------------
      EQUITY SECURITIES            SHARES           VALUE
Cytyc Corporation(b)..........         16,800   $    1,025,850
Eclipsys Corporation(b).......         34,300          878,938
Eli Lilly and Company.........         37,500        2,493,750
Johnson & Johnson.............         35,000        3,259,375
Medicis Pharmaceutical
  Corporation -- Class A(b)...         47,200        2,008,950
MedQuist Inc.(b)..............         53,600        1,383,550
Merck & Co, Inc...............         40,000        2,682,500
Merck KGaA(a).................         10,548          327,740
MiniMed Inc.(b)...............         12,300          900,975
Novartis AG Registered(a).....            946        1,381,710
Pfizer Inc....................         20,000          648,750
Pharmacyclics, Inc.(b)........          7,700          317,625
Renal Care Group, Inc.(b).....         57,500        1,344,063
Schering-Plough Corporation...         62,500        2,636,719
Sepracor, Inc.(b).............          8,700          862,931
                                                --------------
                                                    25,903,326
                                                --------------
INTERNET & ELECTRONIC
  COMMERCE -- 6.26%
About.com, Inc.(b)............         14,200        1,274,450
Amazon.com, Inc.(b)...........          5,100          388,237
America Online, Inc.(b).......         70,000        5,280,625
CNET, Inc.(b).................         15,800          896,650
Digex, Inc.(b)................         12,500          859,375
EarthWeb Inc.(b)..............         23,500        1,182,344
F5 Networks, Inc.(b)..........          5,600          638,400
InfoSpace.com, Inc.(b)........          9,300        1,990,200
Inktomi Corporation(b)........          7,476          663,495
Intertrust Technologies
  Corporation(b)..............          4,800          564,600
McAfee.com Corporation(b).....         12,200          549,000
National Information
  Consortium, Inc.(b).........         27,200          870,400
Network Solutions Inc.(b).....          8,300        1,805,769
Pilot Network Services,
  Inc.(b).....................         32,800          787,200
QRS Corporation(b)............         27,100        2,826,869
RADWARE Ltd.(b)...............         14,300          616,688
RoweCom Inc.(b)...............         13,500          612,563
Stamps.com Inc.(b)............         15,100          628,537
WebTrends Corporation(b)......         11,000          891,000
                                                --------------
                                                    23,326,402
                                                --------------
NETWORK EQUIPMENT &
  SOFTWARE -- 9.19%
American Power Conversion
  Corporation(b)..............         79,400        2,094,175
Cisco Systems, Inc.(b)........        216,500       23,192,563
Clarent Corporation(b)........         17,600        1,368,400
Concord Communications,
  Inc.(b).....................         24,200        1,073,875
Extreme Networks, Inc.(b).....         17,000        1,419,500
Micromuse Inc.(b).............         17,600        2,992,000
Visual Networks, Inc.(b)......         26,800        2,123,900
                                                --------------
                                                    34,264,413
                                                --------------
PROPERTY DEVELOPERS AND
  INVESTMENT -- 0.08%
Sime UEP Properties
  Berhad(a)...................        200,000          281,577
                                                --------------
SEMICONDUCTOR EQUIPMENT --
  2.90%
Applied Materials, Inc.(b)....         27,500        3,483,906
ASM Lithography Holding
  NV(a)(b)....................          5,800          659,750
Etec Systems(b)...............         12,800          574,400
KLA-Tencor Corporation(b).....         11,400        1,269,675

    [IVY LEAF LOGO]
--------------------------------------------------------------------------------
    IVY GROWTH FUND
--------------------------------------------------------------------------------

8

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

--------------------------------------------------------------
      EQUITY SECURITIES            SHARES           VALUE
--------------------------------------------------------------
Novellus Systems, Inc.(b).....         28,100   $    3,443,128
Photronics, Inc.(b)...........         13,700          392,163
Teradyne, Inc.(b).............         14,800          976,800
                                                --------------
                                                    10,799,822
                                                --------------
SEMICONDUCTORS -- 4.53%
Altera Corporation(b).........         56,500        2,800,281
Galileo Technology
  Ltd.(a)(b)..................         20,000          482,500
Integrated Device Technology,
  Inc.(b).....................         23,600          684,400
Intel Corporation.............         76,000        6,255,750
Linear Technology
  Corporation.................         16,000        1,145,000
Maxim Integrated Products,
  Inc.(b).....................         29,400        1,387,313
PMC-Sierra, Inc.(a)(b)........          5,300          849,656
Texas Instruments
  Incorporated................         20,000        1,937,500
Xilinx, Inc.(b)...............         30,000        1,364,063
                                                --------------
                                                    16,906,463
                                                --------------
SOFTWARE -- 5.79%
Adobe Systems Incorporated....         10,000          672,500
BMC Software Inc.(b)..........          7,000          559,563
Citrix Systems, Inc.(b).......         19,600        2,410,800
Legato Systems, Inc.(b).......         29,900        2,057,494
Microsoft Corporation(b)......         97,600       11,394,800
Peregrine Systems, Inc.(b)....         14,800        1,222,850
Siebel Systems, Inc.(b).......         10,200          856,800
Symantec Corporation(b).......         12,900          756,262
Veritas Software Corp.(b).....         11,550        1,653,094
                                                --------------
                                                    21,584,163
                                                --------------
SYSTEM INTEGRATORS -- 0.84%
First Consulting Group,
  Inc.(b).....................         69,200        1,072,600
Luminant Worldwide
  Corporation(b)..............          1,000           45,500
Whittman-Hart, Inc.(b)........         37,800        2,027,025
                                                --------------
                                                     3,145,125
                                                --------------
TELECOMMUNICATION
  EQUIPMENT -- 3.83%
Advanced Fibre Communications,
  Inc.(b).....................         18,800          840,125
Comverse Technology,
  Inc.(b).....................         15,650        2,265,337
E-Tek Dynamics, Inc.(b).......         12,300        1,655,888
JDS Uniphase Corporation(b)...         17,200        2,774,575
Lucent Technologies Inc.......         27,500        2,057,344
Netopia, Inc.(b)..............         11,200          608,300
Nortel Networks
  Corporation(a)..............         17,500        1,767,500
Tellabs, Inc.(b)..............         36,200        2,323,587
                                                --------------
                                                    14,292,656
                                                --------------
TELECOMMUNICATION
  SERVICES -- 8.44%
ALLTEL Corporation............         47,500        3,927,656
AT&T Corporation..............         57,500        2,918,125
Bell Atlantic Corporation.....         37,500        2,308,594

--------------------------------------------------------------
--------------------------------------------------------------
      EQUITY SECURITIES            SHARES           VALUE
BellSouth Corporation.........         45,000   $    2,106,563
Cia de Telecomunicaciones de
  Chile S.A. Sponsored
  ADR(a)......................         10,625          193,906
Global Crossing Ltd.(a)(b)....         16,292          814,600
Koninklijke KPN NV(a).........         11,961        1,161,688
MCI WorldCom, Inc.(b).........         22,500        1,193,906
McLeodUSA Incorporated(b).....         39,700        2,337,337
MediaOne Group, Inc.(b).......         12,500          960,156
Metromedia Fiber Network,
  Inc.(b).....................         34,600        1,658,638
Nextel Communications,
  Inc.(b).....................         21,600        2,227,500
NEXTLINK Communications,
  Inc.(b).....................          9,400          780,787
Pac-West Telecomm, Inc.(b)....         50,000        1,325,000
PowerGen plc(a)...............         68,210          485,084
PSINet Inc.(b)................         28,085        1,734,249
Rhythms NetConnections
  Inc.(b).....................         21,000          651,000
SBC Communications Inc........         47,500        2,315,625
Telecom Corporation of New
  Zealand Limited(a)..........        119,000          558,528
Telefonica S.A. -- Sponsored
  ADR(a)......................              0               13
WinStar Communications,
  Inc.(b).....................         24,000        1,797,000
                                                --------------
                                                    31,455,955
                                                --------------
TOTAL INVESTMENTS -- 91.66%
  (Cost -- $197,178,303)
  (Cost on Federal income tax
    basis -- $197,575,258)....                     341,696,945
OTHER ASSETS, LESS LIABILITIES -- 8.34%             31,110,177
                                                --------------
NET ASSETS -- 100%............                  $  372,807,122
                                                ==============
ADR -- American Depository Receipt
NY Shares -- New York Shares
ORD -- Ordinary
(a) Foreign security
(b) Non-income producing security
(c) Securities valued in good faith by the
    Valuation Committee of the Board of
    Trustees. See Note 1 to the Financial
    Statements.
OTHER INFORMATION:
At December 31, 1999, net unrealized appreciation based on
cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation............   $  149,805,115
    Gross unrealized depreciation............       (5,286,473)
                                                --------------
        Net unrealized appreciation for
            financial statement purposes.....      144,518,642
    Less: tax basis adjustments..............         (396,955)
                                                --------------
        Net unrealized appreciation for
            Federal income tax purposes......   $  144,121,687
                                                ==============

Purchases and sales of securities other than short-term obligations aggregated $159,714,838 and $233,514,468, respectively, for the period ended December 31, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               9

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investments, at value (identified cost -- $197,178,303).....  $341,696,945
Cash........................................................    42,716,017
Receivables
  Fund shares sold..........................................         6,126
  Dividends and interest....................................       278,888
Other assets................................................        40,976
                                                              ------------
  Total assets..............................................   384,738,952
                                                              ------------
LIABILITIES
Payables
  Investments purchased.....................................    11,493,135
  Fund shares repurchased...................................        17,273
  Management fee............................................       256,818
  12b-1 service and distribution fees.......................        22,963
  Other payables to related parties.........................       105,325
Accrued expenses............................................        36,316
                                                              ------------
  Total liabilities.........................................    11,931,830
                                                              ------------
NET ASSETS..................................................  $372,807,122
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($363,723,052/16,420,549 shares outstanding)..............  $      22.15
                                                              ============
Maximum offering price per share ($22.15 x 100/94.25)*......  $      23.50
                                                              ============
CLASS B
Net asset value, offering price and redemption price** per
  share ($8,070,363/371,636 shares outstanding).............  $      21.72
                                                              ============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($575,634/27,045 shares outstanding)................  $      21.28
                                                              ============
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($438,073/19,751 shares outstanding)................  $      22.18
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $228,466,455
  Undistributed net realized gain on investments and foreign
    currency transactions...................................       129,814
  Accumulated net investment loss...........................      (303,906)
  Net unrealized appreciation on investments and foreign
    currency transactions...................................   144,514,759
                                                              ------------
NET ASSETS..................................................  $372,807,122
                                                              ============

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH FUND
--------------------------------------------------------------------------------

10

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends.................................................               $ 3,729,792
  Interest..................................................                   276,258
                                                                           -----------
                                                                             4,006,050
                                                                           -----------
EXPENSES
  Management fee............................................  $2,731,358
  Transfer agent............................................     778,713
  Administrative services fee...............................     321,469
  Custodian fees............................................     107,384
  Blue Sky fees.............................................      33,647
  Auditing and accounting fees..............................      46,435
  Shareholder reports.......................................      62,698
  Fund accounting...........................................     113,237
  Trustees' fees............................................       9,240
  12b-1 service and distribution fees.......................     234,816
  Legal.....................................................      32,224
  Other.....................................................      23,257
                                                                           -----------
      Total expenses........................................                 4,494,478
                                                                           -----------
NET INVESTMENT LOSS.........................................                  (488,428)
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................                58,569,033
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................                34,926,244
                                                                           -----------
      Net gain on investment transactions...................                93,495,277
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $93,006,849
                                                                           ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              11

STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  1999           1998
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment (loss) income..............................  $   (488,428)  $     60,787
  Net realized gain (loss) on
    Investments and foreign currency transactions...........    58,569,033      1,904,081
    Written options.........................................            --       (771,173)
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................    34,926,244     40,776,096
                                                              ------------   ------------
      Net increase resulting from operations................    93,006,849     41,969,791
                                                              ------------   ------------
Class A distributions
  Dividends
    From net investment income..............................            --       (237,344)
    In excess of net investment income......................            --        (24,015)
  Distributions from capital gains..........................   (56,548,027)    (6,250,567)
                                                              ------------   ------------
      Total distributions to Class A shareholders...........   (56,548,027)    (6,511,926)
                                                              ------------   ------------
Class B distributions
  Dividends
    From net investment income..............................            --         (3,953)
    In excess of net investment income......................            --           (400)
  Distributions from capital gains..........................    (1,211,582)      (104,113)
                                                              ------------   ------------
      Total distributions to Class B shareholders...........    (1,211,582)      (108,466)
                                                              ------------   ------------
Class C distributions
  Dividends
    From net investment income..............................            --           (201)
    In excess of net investment income......................            --            (20)
  Distributions from capital gains..........................       (54,912)        (5,297)
                                                              ------------   ------------
      Total distributions to Class C shareholders...........       (54,912)        (5,518)
                                                              ------------   ------------
Advisor Class distributions
  Dividends
    From net investment income..............................            --           (255)
    In excess of net investment income......................            --            (26)
  Distributions from capital gains..........................       (66,750)        (6,708)
                                                              ------------   ------------
      Total distributions to Advisor Class shareholders.....       (66,750)        (6,989)
                                                              ------------   ------------
Fund share transactions (Note 4)
  Class A...................................................    10,824,381    (36,404,872)
  Class B...................................................     2,569,837         (5,127)
  Class C...................................................       291,220       (167,500)
  Advisor Class.............................................        53,759        349,248
                                                              ------------   ------------
      Net increase (decrease) resulting from Fund share
       transactions.........................................    13,739,197    (36,228,251)
                                                              ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................    48,864,775       (891,359)
NET ASSETS
  Beginning of period.......................................   323,942,347    324,833,706
                                                              ------------   ------------
  END OF PERIOD.............................................  $372,807,122   $323,942,347
                                                              ============   ============

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
12

                                                                         for the year ended
                      CLASS A                                               December 31,
----------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                1999       1998       1997       1996       1995
                                                     -----------------------------------------------------------
Net asset value, beginning of period...............  $  19.88   $  17.80   $  17.76   $  16.75   $  13.91
                                                     -----------------------------------------------------------
  Income from investment operations
  Net investment (loss) income.....................      (.32)       .01        .02        .02(a)     .05(a)
  Net gain on securities (both realized and
    unrealized)....................................      6.61       2.49       1.98       2.86       3.73
                                                     -----------------------------------------------------------
  Total from investment operations.................      6.29       2.50       2.00       2.88       3.78
                                                     -----------------------------------------------------------
  Less distributions
  Dividends
    From net investment income.....................        --        .02        .02        .02        .02
    In excess of net investment income.............        --         --        .13        .11         --
  Distributions
    From capital gains.............................      4.02        .40       1.81       1.74        .89
    In excess of capital gains.....................        --         --         --         --        .03
                                                     -----------------------------------------------------------
    Total distributions............................      4.02        .42       1.96       1.87        .94
                                                     -----------------------------------------------------------
Net asset value, end of period.....................  $  22.15   $  19.88   $  17.80   $  17.76   $  16.75
                                                     ===========================================================
Total return (%)(b)................................     31.87      14.05      11.69      17.22      27.33
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...........  $363,723   $318,444   $320,000   $314,908   $289,954
Ratio of expenses to average net assets
  With expense reimbursement (%)...................        --         --         --       1.45       1.59
  Without expense reimbursement (%)................      1.38       1.38       1.38       1.45       1.60
Ratio of net investment (loss) income to
  average net assets (%)...........................      (.13)       .03        .13        .13(a)     .32(a)
Portfolio turnover rate (%)........................        51         59         39         72         41

--------------------------------------------------------------------------------

                                                                         for the year ended
                      CLASS B                                               December 31,
----------------------------------------------------------------------------------------------------------------
                                                       1999       1998       1997       1996       1995
SELECTED PER SHARE DATA                              -----------------------------------------------------------
Net asset value, beginning of period...............  $  19.60   $  17.72   $  17.69   $  16.75   $  13.91
                                                     -----------------------------------------------------------
  Income from investment operations
  Net investment loss..............................      (.21)      (.16)      (.14)      (.13)(a)   (.08)(a)
  Net gain on securities (both realized and
    unrealized)....................................      6.17       2.46       1.96       2.81       3.71
                                                     -----------------------------------------------------------
  Total from investment operations.................      5.96       2.30       1.82       2.68       3.63
                                                     -----------------------------------------------------------
  Less distributions
  Dividends
    From net investment income.....................        --        .02         --         --         --
    In excess of net investment income.............        --         --        .07         --         --
  Distributions
    From capital gains.............................      3.84        .40       1.72       1.74        .73
    In excess of capital gains.....................        --         --         --         --        .06
                                                     -----------------------------------------------------------
    Total distributions............................      3.84        .42       1.79       1.74        .79
                                                     -----------------------------------------------------------
Net asset value, end of period.....................  $  21.72   $  19.60   $  17.72   $  17.69   $  16.75
                                                     ===========================================================
Total return (%)(b)................................     30.63      12.99      10.69      16.02      26.13
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...........  $  8,070   $  4,889   $  4,433   $  3,850   $  2,669
Ratio of expenses to average net assets
  With expense reimbursement (%)...................        --         --         --       2.37       2.55
  Without expense reimbursement (%)................      2.34       2.32       2.30       2.37       2.56
Ratio of net investment loss to average net assets
  (%)..............................................     (1.09)      (.90)      (.79)      (.79)(a)   (.64)(a)
Portfolio turnover rate (%)........................        51         59         39         72         41

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                                              13

                                                                                      for the period
                                                                                      April 30, 1996
                                                          for the year ended          (commencement)
                      CLASS C                                December 31,             to December 31,
---------------------------------------------------------------------------------------------------------
                                                      1999       1998       1997           1996
SELECTED PER SHARE DATA                              ----------------------------------------------------
Net asset value, beginning of period...............  $19.27     $17.47     $17.59         $18.46
                                                     ----------------------------------------------------
  Income from investment operations
  Net investment loss..............................    (.25)      (.16)      (.07)          (.06)(a)
  Net gain on securities (both realized and
    unrealized)....................................    6.08       2.38       1.86           1.02
                                                     ----------------------------------------------------
  Total from investment operations.................    5.83       2.22       1.79            .96
                                                     ----------------------------------------------------
  Less distributions
  Dividends
    From net investment income.....................      --        .02         --             --
    In excess of net investment income.............      --         --        .13            .09
  Distributions from capital gains.................    3.82        .40       1.78           1.74
                                                     ----------------------------------------------------
    Total distributions............................    3.82        .42       1.91           1.83
                                                     ----------------------------------------------------
Net asset value, end of period.....................  $21.28     $19.27     $17.47         $17.59
                                                     ====================================================
Total return (%)...................................   30.43(b)   12.72(b)   10.58(b)        5.20 (c
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...........  $  576     $  263     $  400         $   90
Ratio of expenses to average net assets
  With expense reimbursement (%)...................      --         --         --           2.44 (d
  Without expense reimbursement (%)................    2.47       2.53       2.33           2.44 (d
Ratio of net investment loss to average net assets
  (%)..............................................   (1.22)     (1.11)      (.82)          (.86)(a)(d)
Portfolio turnover rate (%)........................      51         59         39             72

--------------------------------------------------------------------------------

                                                                     for the period
                                                     for the year    April 30, 1998
                                                        ended        (commencement)
                   ADVISOR CLASS                     December 31,    to December 31,
-----------------------------------------------------------------------------------------
                                                         1999             1998
SELECTED PER SHARE DATA                               -----------------------------------
Net asset value, beginning of period...............     $19.91           $20.36
                                                      -----------------------------------
  Income (loss) from investment operations
  Net investment (loss) income.....................       (.04)             .03
  Net gain (loss) on securities (both realized and
    unrealized)....................................       6.33             (.06)
                                                      -----------------------------------
  Total from investment operations.................       6.29             (.03)
                                                      -----------------------------------
  Less distributions
  Dividends from net investment income.............         --              .02
  Distributions from capital gains.................       4.02              .40
                                                      -----------------------------------
    Total distributions............................       4.02              .42
                                                      -----------------------------------
Net asset value, end of period.....................     $22.18           $19.91
                                                      ===================================
Total return (%)...................................      31.78(b)          (.14)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...........     $  438           $  347
Ratio of expenses to average net assets
  Without expense reimbursement (%)................       1.42             1.18 (d
Ratio of net investment (loss) income to
  average net assets (%)...........................       (.17)             .24 (d
Portfolio turnover rate (%)........................         51               59

  (a) Net investment income      (b) Total return does not      (c) Total return represents    (d) Annualized
  (loss) is net of expenses      reflect a sales charge.        aggregate total return and
  reimbursed by Manager.                                        does not reflect a sales
                                                                charge.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH FUND
--------------------------------------------------------------------------------

14

NOTES TO FINANCIAL STATEMENTS

Ivy Growth Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1999, such securities were determined to have no value by the Valuation Committee and have been noted as such in the Portfolio of Investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.
OPTIONS -- The Fund may invest in option contracts for the purpose of increasing or decreasing its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect the value of the Fund's securities. An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy, in the case of a call option, or sell, in the case of a put option, the underlying security of the contract. An option on a stock index gives the purchaser the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds of the sale in determining whether the Fund has realized a gain or loss on the transaction. For options on indices, cash settlement by the Fund is required if the option is exercised. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
(put) and a result bears the market risk of an unfavorable change in the price of the securities underlying the written option. Exchange traded written options are valued daily at the last sale price or, in the absence of a sale, at the calculated means of the bid and asked prices, subject to certain reasonability criteria on the spread between the bid and asked prices.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1999, the interest rate was 3.75%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

Pursuant to Code Section 852, the Fund designates $49,277,017 as long-term capital gain distributions for its taxable year ended December 31, 1999.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              15

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies and certain securities sold at a loss. As a result, Net investment loss and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .85% of the Fund's first $350 million in average net assets and .75% of the Fund's average net assets in excess of $350 million.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly-owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1999, the net amount of underwriting discount retained by IMDI was $10,389.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net assets of shares issued after December 31, 1991, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets of Class B and Class C . IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $170,946, $61,058 and $2,812, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp.(IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $760,736, $15,688, $1,078 and $1,211, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                              YEAR ENDED                  YEAR ENDED
                           DECEMBER 31, 1999           DECEMBER 31, 1998
----------------------------------------------------------------------------
       CLASS A           SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................     767,960   $ 16,672,824      865,388   $ 15,843,739
Issued on
 reinvestment of
 distributions.......   2,388,070     52,346,427      305,995      5,966,659
Repurchased..........  (2,750,549)   (58,194,870)  (3,129,049)   (58,215,270)
                       ----------   ------------   ----------   ------------
Net increase/
 (decrease)..........     405,481   $ 10,824,381   (1,957,666)  $(36,404,872)
                       ==========   ============   ==========   ============

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH FUND
--------------------------------------------------------------------------------

16

                              YEAR ENDED                  YEAR ENDED
                           DECEMBER 31, 1999           DECEMBER 31, 1998
----------------------------------------------------------------------------
       CLASS B           SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................     183,614   $  3,834,229       87,314   $  1,611,127
Issued on
 reinvestment of
 distributions.......      47,990      1,031,781        4,946         95,108
Repurchased..........    (109,427)    (2,296,173)     (92,930)    (1,711,362)
                       ----------   ------------   ----------   ------------
Net increase/
 (decrease)..........     122,177   $  2,569,837         (670)  $     (5,127)
                       ==========   ============   ==========   ============

                              YEAR ENDED                  YEAR ENDED
                           DECEMBER 31, 1999           DECEMBER 31, 1998
----------------------------------------------------------------------------
       CLASS C           SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................      16,764   $    356,582        9,823   $    171,281
Issued on
 reinvestment of
 distributions.......       1,881         39,625          176          3,330
Repurchased..........      (5,236)      (104,987)     (19,282)      (342,111)
                       ----------   ------------   ----------   ------------
Net increase/
 (decrease)..........      13,409   $    291,220       (9,283)  $   (167,500)
                       ==========   ============   ==========   ============

                                                        FOR THE PERIOD
                                                        APRIL 30, 1998
                              YEAR ENDED                (COMMENCEMENT)
                           DECEMBER 31, 1999         TO DECEMBER 31, 1998
----------------------------------------------------------------------------
    ADVISOR CLASS        SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................       4,549   $     98,336       20,466   $    408,401
Issued on
 reinvestment of
 distributions.......       3,041         66,750          358          6,989
Repurchased..........      (5,250)      (111,327)      (3,413)       (66,142)
                       ----------   ------------   ----------   ------------
Net increase.........       2,340   $     53,759       17,411   $    349,248
                       ==========   ============   ==========   ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              17

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
IVY GROWTH FUND (THE "FUND"):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 4, 2000

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH FUND
--------------------------------------------------------------------------------

18

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

On September 30, 1999, a special shareholder meeting (the "Meeting") was held at the offices of Mackenzie Investment Management Inc., Boca Raton, Florida, for the following purposes (and with the following results):

PROPOSAL 1: With respect to Ivy Fund, to elect Trustees.

---------------------------------------------------
NOMINEE:                        FOR:      WITHHOLD:
---------------------------------------------------
James W. Broadfoot.........   8,451,671    345,839
Keith J. Carlson...........   8,446,589    350,921
Stanley Channick...........   8,395,594    401,916
Roy J. Glauber.............   8,413,653    383,857
Edward M. Tighe............   8,442,413    355,097

The other Trustees of Ivy Fund previously elected by shareholders whose term of office continued after the meeting were John S. Anderegg, Jr., Paul H. Broyhill, Frank W. DeFriece, Jr., Joseph G. Rosenthal, Richard N. Silverman and J. Brendan Swan.

PROPOSAL 2: With respect to the Fund, to ratify or reject the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

------------------------------
  FOR:     AGAINST:   ABSTAIN:
------------------------------
8,375,547   86,627    355,337

PROPOSAL 3: With respect to the Fund, to approve or disapprove the revision of certain fundamental investment policies.

3.1 DIVERSIFICATION:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
7,313,875  438,351    631,672      413,612

3.2 BORROWING:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
7,198,175  552,429    633,294      413,612

3.3 SENIOR SECURITIES:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
7,317,699  433,875    632,324      413,612

3.4 UNDERWRITING:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
7,306,722  444,199    632,976      413,612

3.5 REAL ESTATE:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
7,303,308  447,145    633,445      413,612

3.6 COMMODITIES:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
7,244,409  506,628    632,861      413,612

3.7 LOANS:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
7,251,595  501,981    630,322      413,612

3.8 CONCENTRATION:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
7,315,028  436,833    632,037      413,612

3.9 OTHER POLICIES:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
7,259,970  489,168    634,760      413,612

---------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner (or other persons entitled to vote) nor has discretionary power to vote on a particular matter.

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

02IGFX123199

                                [IVY FUNDS LOGO]

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

DECEMBER 31,1999

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111

[MACKENZIE LOGO]

                           IVY INTERNATIONAL FUND II

OVERVIEW

For the 12-month period ending December 31, 1999, the Ivy International Fund II returned 27.79%, outperforming its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, which was up 26.96% for the same period. (For the Fund's total return with sales charge and performance commentary, please refer to page 4.) We believe the Fund's outperformance can be attributed to two primary factors: its overweighting (as compared to the MSCI EAFE Index) in Asian equities and exposure to cyclical stocks in Europe. Our research confirms that Asian equities posted a strong recovery in 1999 following one and a half years of economic crisis; and European cyclical stocks rebounded in 1999 reflecting a more normalization of global economic growth.

         The Ivy International Fund II is designed to provide investors with exposure to high-quality, large-cap companies located in countries outside the United States. The Fund employs a disciplined, value-driven investment style that focuses on a company's long-term earnings capacity and asset values. The management team evaluates opportunities on a variety of measures; buying stocks at a price our research indicates is a discount to the fair value.


MARKET COMMENTARY

The magnitude of the turnaround in the world's stock markets surprised even optimistic global investors. In 1999, foreign equity markets (as measured by the MSCI EAFE Index) outperformed the S&P 500 Index for the first time since 1994. In our view, improving economic activity in Asia, Latin America and Europe, which unfolded during the first several months of the year, caused investors to refocus their attention overseas in anticipation of a recovery in foreign equity markets. This caused the MSCI EAFE Index to move higher - outperforming the S&P 500 by almost six percentage points. According to our research, virtually every major economic zone in the world is in a strong or improving stage in the economic cycle, thereby supporting the foreign equity markets as we move into 2000.

GROWTH IN EUROPE CONTINUES.

We believe Europe remains the most attractive investment area at this time. Accordingly, 64% of the Ivy International Fund II is invested in Europe. Our research shows that in recent months there were a number of encouraging signs of growth coming from the 11 nations that comprise the Economic and Monetary Union
(EMU), particularly from Germany and France. On average, gross domestic product
(GDP) in

Europe grew more than 4% in the third quarter of 1999, on a seasonally adjusted basis, and unemployment fell below 10% for the first time in years. We anticipate that upgrades in earnings and GDP estimates across continental Europe may continue to drive the markets through 2000.


    "WE EXPECT THE EURO TO GAIN STRENGTH AS ECONOMIC GROWTH ACCELERATES ON THE
     CONTINENT, WHICH SHOULD PROVIDE INCREMENTAL RETURNS FOR US DOLLAR-BASED
                         INVESTORS IN THE COMING YEAR."


         Within this environment, we believe that an interest-rate hike is likely from the European Central Bank (ECB), but that interest rates and inflation should remain relatively low. In our view, the ECB's half-point rise in short-term interest rates in early November was precautionary and leaves real short-term rates at over 1%. We believe that concern about rising interest rates throughout 1999 put severe pressure on rate-sensitive sectors, particularly financial stocks. Beginning in the fourth quarter of the year, banks and insurance companies began appearing with regularity on our research screens as representing good long-term value. In response, we increased the size of existing holdings in this sector, and added a few new positions, including three Swiss financial firms.

         Our research shows that, in general, exports from Europe remained weak throughout 1999. However, we believe a recovery in Asian demand benefited some of the Fund's European holdings. Luxury goods companies, for example, showed a strong rebound in sales growth as Japanese and other Asian consumers returned to the stores.

         We think that weakness in the euro, which lost about 16% of its value relative to the dollar and even more relative to the yen, should result in a sizable pickup in export growth in 2000. Our recent economic data supports this, with third-quarter exports from France showing the strongest increase in 10 years. Purchasing-power analysis, which compares the cost to buy a basket of goods in one currency versus another, indicates that exchange rates for deutsche mark-linked currencies, including the euro (since its introduction in January
1999) are at their cheapest levels in 25 years relative to the dollar and the yen. We expect the euro to gain strength if economic growth on the Continent continues to accelerate, which may provide incremental returns for US dollar-based investors in the coming year.

         We believe that we are just starting to see the impact of EMU on European corporate profitability. Consolidation activity is taking place in virtually every industry throughout continental Europe and the UK, including telecoms, pharmaceuticals, autos, energy, utilities, banks, and insurance companies. And, we believe there is more to come. Recently proposed tax changes in Germany--effectively eliminating capital gains tax on asset sales for corporations--could clear the way for long-overdue corporate restructuring in that market. We expect these trends to continue across the Continent over the next three to five years. In the short run, we believe equity prices should continue to respond favorably to takeover announcements, while longer term, equity prices should benefit from strong earnings growth as costs decline, productivity rises, and economies of scale are realized.

ASIA'S RECOVERY.

We also found attractive investment opportunities in Asia, where regional economies staged a recovery in 1999. According to our research, in less than two years, industrial production in the crisis economies in Asia is back to its precrisis levels. Our analysis shows that a combination of looser monetary conditions and a strong recovery in exports aided in the first stage of economic growth throughout Asia. We expect that the second stage of the recovery may be driven by domestic demand. Recent economic statistics coming out of Asia indicate that domestic conditions are improving across the region. We believe a rebound in consumer confidence is critical to dri-ving the regional recovery further. We anticipate that domestic demand will, in turn, fuel an increase in intraregional trade, and may be an important step in returning Asia's economies to the virtuous circle of growth that was experienced in the late 1980s and early 1990s.

         We are encouraged by the change taking place in corporate Japan. Japanese managers, across a variety of industries, are announcing aggressive restructuring programs aimed at reducing costs, increasing profitability, and improving transparency. While the majority of this type of activity is occurring in industries where foreign competition is most fierce, we think that pressure on restructuring should only intensify as the Japanese economy continues to open up to the outside world. In our view, Japanese corporations still suffer from dismal returns; so on a current earnings basis, equities in Japan still look expensive. However, we believe the potential reward for investing in companies that make the necessary changes could be significant.

COMMODITY PRICES RISE IN LATIN AMERICA.

In our opinion, stronger growth in the developed world leads to higher demand for emerging-market exports and higher commodity prices. We believe that Latin America, in particular, should benefit from higher commodity prices, as primary materials make up a large portion of the region's economic output. Our research shows that this year's increases in oil prices have already benefited oil exporters in Argentina, Venezuela, and Peru. If iron ore and copper prices improve as we anticipate, it should provide an economic boost in Brazil and Chile.

THE TECHNOLOGY STORY.

As we approached the end of 1999, the technology mania that was pervasive in US equity markets spread to the rest of the world. It seemed as though any company with hopes of becoming an Internet player was suddenly awarded very lofty valuations based on projections of cash flows to be generated 25 years hence. Because Ivy International Fund II is managed with a disciplined, value approach, we looked at the high valuations of these companies with great skepticism. The Internet is undeniably changing the way business is conducted around the globe. However, with the absence of profits and the presence of a high level of speculation, we believe these companies are more suitable for funds managed with a more growth-oriented investment style or that specialize in the technology sector, such as the Ivy Global Science & Technology Fund.

A CHANGE IN MARKET LEADERSHIP.

In our view, valuations in international markets highlight the attractiveness of overseas opportunities, particularly when compared to the US market. Despite recent strong performance, we feel emerging markets equities are still trading at a substantial discount to US equities. In the developed world, Europe and Asia may offer considerable value, with earnings growth estimates substantially higher than those expected in the US. While some investors might argue that foreign markets should trade at a discount to the US, we believe this has not always been the case. Our research shows that, on average, European markets have traded in line with US equity valuations and at a premium between 1976 and 1979, 1982 and 1989, and 1994 and 1996. In the early 1990s, high-growth economies in Asia, such as Singapore and Hong Kong, traded at significant premiums.

         In our view, 1999's strong performance in foreign markets provides a pointed reminder to domestic investors that the US market is not the only game in town. While US equities may continue to perform well, history tells us that nothing lasts forever. We believe that a normalization of US stock prices may provide a catalyst for a change in market leadership in favor of international markets. In addition, in our view, an ongoing economic recovery in Asia, as well as corporate restructuring, should be supportive to stocks in the region. We believe that Europe, with its large and improving domestic economy, may surprise investors as we move into the new millennium.

PERFORMANCE COMPARISON OF THE FUND SINCE
 INCEPTION (5/97) OF A $10,000 INVESTMENT


                                    [CHART]

IVY INTERNATIONAL FUND II
PERFORMANCE COMMENTARY

For the 12 months ended December 31, 1999, the Ivy International Fund II returned 27.79%, outpacing its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which gained 26.96% for the same period. With 23% of the Fund invested in Asian stocks at the start of 1999, we believe the Fund was well positioned to benefit as economies and stock markets in the region rebounded. In addition, following a large sell-off in the second half of 1998, our research showed that European cyclicals staged a strong recovery as global economic growth normalized during 1999.

The Lipper Average International Fund represents the performance of the average international fund as measured by Lipper Inc. It is not possible to invest in a benchmark. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.



                                      Class A(1)               Class B(2)  &  C(3)           Advisor Class(4)        Class 1(5)
                                    ----------------   ----------------------------------    ----------------      ----------------
IVY INTERNATIONAL FUND II             w/       w/o            w/                w/o             w/       w/o        w/       w/o
AVERAGE ANNUAL TOTAL RETURN         Reimb.    Reimb.        Reimb.             Reimb.         Reimb.    Reimb.     Reimb.    Reimb.
FOR PERIODS ENDING                  ------    ------   ---------------     --------------    -------    ------     ------    ------
DECEMBER 31,1999                                        w/       w/o        w/       w/o
                                                       CDSC      CDSC      CDSC      CDSC
                                    -----     -----    -----     -----     -----     -----     -----    -----      ---       ---
                                                          B:        B:        B:        B:
                                                       21.81%    26.81%    21.58%    26.58%
1 year                                                    C:        C:        C:        C:
                                    20.44%    20.33%   25.91%    26.91%    25.66%    26.66%    28.30%   28.18%     n/a       n/a
                                    -----     -----    -----     -----     -----     -----     -----    -----      ---       ---
                                                          B:        B:        B:        B:
                                                        6.04%     7.07%     5.90%     6.93%
Since Inception(6)                                        C:        C:        C:        C:
                                     5.51%     5.42%    7.08%     7.08%     6.94%     6.94%    14.33%   14.21%     n/a       n/a
                                    -----     -----    -----     -----     -----     -----     -----    -----      ---       ---

(1)      Class A performance figures include the maximum sales charge of 5.75%.

(2) Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.

(3) Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.

(4) Advisor Class shares are not subject to an initial sales charge or a CDSC.

(5) Class I shares are not subject to an initial sales charge or a CDSC. There were no Class I shares outstanding.

(6) Class A, Class B and Class C commenced operations May 13, 1997. Advisor Class commenced operations February 23, 1998.

         Total returns were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

         All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Fund II will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

--------------------------------------------------------------
  EQUITY SECURITIES -- 96.42%        SHARES          VALUE
--------------------------------------------------------------
AFRICA -- 1.94%
-------------------------------
SOUTH AFRICA -- 1.94%
Anglo American plc..............         16,126   $  1,039,705
Liberty International plc.......         21,310        160,062
Liberty Life Association of
  Africa Limited................         45,707        527,029
Nampak Limited..................        200,948        603,738
South African Breweries plc.....         81,682        830,412
Standard Bank Investment
  Corporation Limited...........         53,604        222,424
                                                  ------------
                                                     3,383,370
                                                  ------------
ASIA/PACIFIC -- 24.52%
-------------------------------
AUSTRALIA -- 3.78%
Australia & New Zealand Banking
  Group Ltd.....................        201,700      1,462,470
Broken Hill Proprietary Company
  Limited.......................        108,200      1,416,058
National Australia Bank Ltd.....        104,123      1,587,467
Pacific Dunlop Limited..........        717,520      1,012,243
Westpac Banking Corp. Ltd.......        164,000      1,127,521
                                                  ------------
                                                     6,605,759
                                                  ------------
HONG KONG -- 2.94%
Cheung Kong Holdings Ltd........        204,000      2,591,486
HSBC Holdings plc...............         66,200        928,253
Jardine Matheson Holdings
  Ltd...........................        219,600        865,224
Jardine Strategic Holdings
  Ltd...........................        378,000        752,220
                                                  ------------
                                                     5,137,183
                                                  ------------
JAPAN -- 9.53%
Canon Inc.......................         62,000      2,459,283
Fuji Photo Film ORD.............         49,000      1,785,648
Matsushita Electric Industrial
  Co............................         87,000      2,405,451
Sharp Corporation...............        134,000      3,423,476
Sony Corporation................         22,200      6,571,831
                                                  ------------
                                                    16,645,689
                                                  ------------
MALAYSIA -- 1.08%
Berjaya Sports Toto Berhad(a)...        202,000        435,892
Genting Berhad..................        119,000        422,760
Sime Darby Berhad...............        610,000        773,732
Sime UEP Properties Berhad......        187,000        263,275
                                                  ------------
                                                     1,895,659
                                                  ------------
NEW ZEALAND -- 3.33%
Fletcher Challenge Building.....        253,123        372,251
Fletcher Challenge Energy.......         85,488        222,910
Fletcher Challenge
  Forestry(a)...................        320,962        128,884
Fletcher Challenge Paper........        160,540        112,187
Lion Nathan Limited.............        360,000        835,445
Telecom Corporation of New
  Zealand Limited...............        420,000      1,971,274
Tourism Holdings Limited........      1,163,769      2,172,726
                                                  ------------
                                                     5,815,677
                                                  ------------
PHILIPPINES -- 0.19%
Benpres Holdings Corporation
  Sponsored GDR(a)..............        109,900        336,569
                                                  ------------
SINGAPORE -- 3.67%
Clipsal Industries Limited......        377,000        416,373
DBS Land Ltd....................        305,000        600,478

--------------------------------------------------------------
       EQUITY SECURITIES             SHARES          VALUE
--------------------------------------------------------------
Elec & Eltek International Co.
  Ltd...........................        183,300   $    593,892
Fraser & Neave Ltd. ORD.........        245,000        904,409
Overseas Union Bank Ltd.........        373,205      2,184,116
Singapore Airlines
  Ltd. -- Foreign Registered....         38,000        431,091
United Overseas Bank Ltd. --
  Foreign Registered............        144,672      1,276,514
                                                  ------------
                                                     6,406,873
                                                  ------------
THAILAND -- 0.00%
Nava Finance Public Company
  Limited -- Foreign(a)(b)......          7,300             --
                                                  ------------

EUROPE -- 64.40%
-------------------------------
DENMARK -- 1.74%
Den Danske Bank Group...........         13,462      1,468,713
Unidanmark A/S..................         22,500      1,575,899
                                                  ------------
                                                     3,044,612
                                                  ------------
FINLAND -- 1.17%
Metso Oyj(a)....................         79,182      1,023,798
Stora Enso Oyj -- R Shares......         58,958      1,022,911
                                                  ------------
                                                     2,046,709
                                                  ------------
FRANCE -- 13.83%
Alcatel S.A.....................          9,600      2,193,836
Banque Nationale de Paris.......         36,119      3,316,113
Compagnie Generale des
  Etablissements Michelin Class
  B.............................         40,000      1,563,590
Groupe Danone...................          4,900      1,149,238
Pernod-Ricard...................         28,100      1,599,753
Peugeot Citroen.................          9,122      2,060,830
Schneider S.A...................         18,709      1,461,722
Scor S.A........................         39,000      1,712,131
Societe Generale................         13,100      3,033,063
Societe Generale d'Enterprises
  S.A...........................         13,500        629,194
Suez Lyonnaise des Eaux.........          9,664      1,541,080
Total S.A. ADR..................         25,100      1,738,175
Total S.A. -- B Shares..........         16,321      2,167,508
                                                  ------------
                                                    24,166,233
                                                  ------------
GERMANY -- 4.56%
Adidas-Salomon AG...............         19,600      1,463,560
DaimlerChrysler AG..............         20,467      1,598,048
Deutsche Lufthansa AG...........         13,739        323,609
Hornbach Holding AG Preferred...         32,994      1,587,356
Merck KGaA......................         49,555      1,539,740
Volkswagen AG...................         26,040      1,461,595
                                                  ------------
                                                     7,973,908
                                                  ------------
IRELAND -- 1.14%
Bank of Ireland.................        251,252      1,989,458
                                                  ------------
ITALY -- 1.11%
Banca Popolare di Milano........        250,000      1,936,947
                                                  ------------
NETHERLANDS -- 7.30%
Akzo Nobel NV...................         41,002      2,046,598
Fortis NL NV....................         52,910      1,895,885
Hunter Douglas NV...............         29,500        798,333
ING Groep NV....................         28,800      1,730,244
Koninklijke KPN NV..............         23,895      2,320,753

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL FUND II
--------------------------------------------------------------------------------

6

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

--------------------------------------------------------------
      EQUITY SECURITIES            SHARES           VALUE
--------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics NV..............         21,975   $    2,973,451
Unilever NV -- NY Shares......         18,214          991,525
                                                --------------
                                                    12,756,789
                                                --------------
NORWAY -- 0.66%
Norsk Hydro A.S. Sponsored
  ADR.........................         27,000        1,154,250
                                                --------------
PORTUGAL -- 1.68%
Lusomundo -- SGPS S.A.
  Preferred Shares............         55,021          490,814
Portugal Telecom S.A. --
  Sponsored ADR...............        224,500        2,441,438
                                                --------------
                                                     2,932,252
                                                --------------
SPAIN -- 3.64%
Endesa S.A. -- Sponsored
  ADR.........................         64,900        1,310,169
Repsol S.A. -- Sponsored
  ADR.........................         57,000        1,325,250
Telefonica S.A. -- Sponsored
  ADR.........................         47,204        3,720,230
                                                --------------
                                                     6,355,649
                                                --------------
SWEDEN -- 4.15%
AssiDoman AB..................         51,984          842,767
Electrolux AB -- Series B.....         95,585        2,394,372
Investor AB -- B Shares.......        191,765        2,693,635
Volvo AB -- B Shares..........         51,483        1,325,790
                                                --------------
                                                     7,256,564
                                                --------------
SWITZERLAND -- 9.16%
Compagnie Financiere Richemont
  AG..........................          1,410        3,347,219
Holderbank Financiere Glaris
  AG..........................            927        1,262,460
Nestle AG Registered..........            668        1,217,291
Novartis AG Registered........          1,895        2,767,802
SGS Societe Generale de
  Surveillance Holding S.A....          2,179        2,763,342
Swatch Group, (The) AG........          2,940        3,368,434
UBS AG -- Registered..........          4,800        1,289,410
                                                --------------
                                                    16,015,958
                                                --------------
UNITED KINGDOM -- 14.26%
Allied Zurich plc.............         81,000          958,220
Barclay's Bank ORD............         78,125        2,248,825
Barclays plc-Sponsored ADR....            500           57,563
Billiton plc..................        247,039        1,441,313
BP Amoco plc..................         60,000          602,937
British Airways plc...........        343,000        2,227,837
Cadbury Schweppes plc.........        165,270          968,239
Corporate Services Group
  plc.........................        485,000          801,216
Diageo plc....................        156,463        1,254,553
Gallaher Group plc............        359,000        1,524,612
Hanson plc Sponsored ADR......         24,900        1,006,894
Imperial Chemical Industries
  plc.........................        126,660        1,339,145
National Westminster Bank
  plc.........................         49,194        1,056,882
Next plc......................         68,000          650,998
Pilkington plc................      1,504,320        2,024,468
PowerGen plc..................        132,305          940,904
Rio Tinto plc.................         36,912          885,227
Royal & Sun Alliance Insurance
  Group plc...................        220,000        1,639,905
Shell Transport & Trading Co.
  plc.........................        220,539        1,827,864
Tate & Lyle plc...............        223,000        1,459,201
                                                --------------
                                                    24,916,803
                                                --------------

--------------------------------------------------------------
EQUITY SECURITIES                  SHARES           VALUE
--------------------------------------------------------------
LATIN AMERICA -- 5.52%
-----------------------------
ARGENTINA -- 0.68%
Telecom Argentina S.A. --
  Sponsored ADR...............         18,000   $      616,500
Telefonica de Argentina
  S.A. -- Sponsored ADR.......         18,600          574,275
                                                --------------
                                                     1,190,775
                                                --------------
BRAZIL -- 3.67%
Centrais Electricas
  Brasileiras S.A.
  (Electrobras) Preferred.....     24,400,000          586,359
Companhia Vale do Rio Doce --
  Preferred A.................         53,000        1,477,550
Petroleo Brasileiro S.A.
  (Petrobras).................      4,000,000        1,025,921
Telecomunicacoes Brasileiras
  S.A. (Telebras) -- Sponsored
  ADR Preferred Block.........         25,800        3,315,300
                                                --------------
                                                     6,405,130
                                                --------------
CHILE -- 0.57%
A.F.P. Provida S.A. --
  Sponsored ADR...............         23,900          513,850
Cia de Telecomunicaciones de
  Chile S.A. Sponsored ADR....         18,200          332,150
Empresa Nacional Electricidad
  S.A. -- Sponsored ADR.......         11,239          159,453
                                                --------------
                                                     1,005,453
                                                --------------
MEXICO -- 0.60%
Panamerican Beverages Inc.....         50,700        1,042,519
                                                --------------
NORTH AMERICA -- 0.04%
-----------------------------
CANADA -- 0.04%
Boliden Limited -- Swedish
  Depository Receipt(a).......         20,556           62,801
                                                --------------
TOTAL INVESTMENTS -- 96.42%
  (Cost -- $138,893,501)
  (Cost on Federal income tax
    basis -- $139,865,948)....                     168,479,589
OTHER ASSETS, LESS LIABILITIES -- 3.58%              6,250,190
                                                --------------
NET ASSETS -- 100%............                  $  174,729,779
                                                ==============
ADR -- American Depository Receipt
GDR -- Global Depository
  Receipt
NY Shares -- New York Shares
ORD -- Ordinary
(a) Non-income producing security
(b) Securities valued in good faith by the
    Valuation Committee of the Board of
    Trustees. See Note 1 to the Financial
    Statements.
OTHER INFORMATION:
At December 31, 1999, net unrealized appreciation based on
cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation............   $   43,549,322
    Gross unrealized depreciation............      (13,963,234)
                                                --------------
        Net unrealized appreciation for
  financial
          statement purposes.................       29,586,088
    Less: tax basis adjustments..............         (972,447)
                                                --------------
        Net unrealized appreciation for
  Federal
          income tax purposes................   $   28,613,641
                                                ==============
Purchases and sales of securities other than short-term
obligations aggregated $31,182,739 and $41,162,165,
respectively, for the period ended December 31, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investments, at value (identified cost -- $138,893,501).....  $168,479,589
Cash........................................................     7,240,933
Receivables
  Fund shares sold..........................................       427,108
  Dividends and interest....................................       399,288
  Manager for expense reimbursement.........................        29,944
Deferred organization expenses..............................        29,951
Other assets................................................        10,928
                                                              ------------
  Total assets..............................................   176,617,741
                                                              ------------
LIABILITIES
Payables
  Fund shares repurchased...................................     1,527,081
  Management fee............................................       142,271
  12b-1 service and distribution fees.......................       119,548
  Other payables to related parties.........................        53,265
Accrued expenses............................................        45,797
                                                              ------------
  Total liabilities.........................................     1,887,962
                                                              ------------
NET ASSETS..................................................  $174,729,779
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($32,623,990/2,721,751 shares outstanding)................  $      11.99
                                                              ============
Maximum offering price per share ($11.99 x 100/94.25)*......  $      12.72
                                                              ============
CLASS B
Net asset value, offering price and redemption price** per
  share ($95,362,813/8,003,829 shares outstanding)..........  $      11.91
                                                              ============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($43,995,197/3,691,936 shares outstanding)..........  $      11.92
                                                              ============
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($2,747,779/229,138 shares outstanding).............  $      11.99
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $148,896,921
  Accumulated net realized loss on investments and foreign
    currency transactions...................................    (3,419,241)
  Accumulated net investment loss...........................      (327,144)
  Net unrealized appreciation on investments and foreign
    currency transactions...................................    29,579,243
                                                              ------------
NET ASSETS..................................................  $174,729,779
                                                              ============

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL FUND II
--------------------------------------------------------------------------------

8

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends, net of $337,352 foreign taxes withheld.........               $ 3,773,160
  Interest..................................................                   270,750
                                                                           -----------
                                                                             4,043,910
                                                                           -----------
EXPENSES
  Management fee............................................  $1,533,107
  Transfer agent............................................     412,362
  Administrative services fee...............................     153,311
  Custodian fees............................................     135,143
  Blue Sky fees.............................................      34,026
  Auditing and accounting fees..............................      22,872
  Shareholder reports.......................................      71,785
  Amortization of organization expenses.....................      13,337
  Fund accounting...........................................     102,828
  Trustees' fees............................................       9,240
  12b-1 service and distribution fees.......................   1,310,790
  Legal.....................................................      28,621
  Other.....................................................      10,016
                                                                           -----------
                                                                             3,837,438
  Expenses reimbursed by Manager............................                  (226,984)
                                                                           -----------
      Net expenses..........................................                 3,610,454
                                                                           -----------
NET INVESTMENT INCOME.......................................                   433,456
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................                 2,938,637
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................                34,240,270
                                                                           -----------
      Net gain on investment transactions...................                37,178,907
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $37,612,363
                                                                           ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               9

STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  1999           1998
                                                              ---------------------------
INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $    433,456   $    351,883
  Net realized gain (loss) on investments and foreign
    currency transactions...................................     2,938,637     (6,356,123)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................    34,240,270      8,408,731
                                                              ------------   ------------
      Net increase resulting from operations................    37,612,363      2,404,491
                                                              ------------   ------------
Class A distributions
  Dividends from net investment income......................      (277,354)      (201,553)
  Distributions from capital gains..........................       (66,770)       (50,056)
                                                              ------------   ------------
      Total distributions to Class A shareholders...........      (344,124)      (251,609)
                                                              ------------   ------------
Class B distributions
  Dividends from net investment income......................       (88,102)      (108,829)
  Distributions from capital gains..........................      (188,377)      (162,528)
                                                              ------------   ------------
      Total distributions to Class B shareholders...........      (276,479)      (271,357)
                                                              ------------   ------------
Class C distributions
  Dividends from net investment income......................       (36,951)       (34,675)
  Distributions from capital gains..........................       (86,889)       (81,212)
                                                              ------------   ------------
      Total distributions to Class C shareholders...........      (123,840)      (115,887)
                                                              ------------   ------------
Advisor Class distributions
  Dividends from net investment income......................       (44,386)        (6,205)
  Distributions from capital gains..........................        (7,240)        (1,005)
                                                              ------------   ------------
      Total distributions to Advisor Class shareholders.....       (51,626)        (7,210)
                                                              ------------   ------------
Fund share transactions (Note 4)
  Class A...................................................       814,377      8,457,795
  Class B...................................................    (5,763,951)    26,171,167
  Class C...................................................    (5,870,687)    13,054,497
  Advisor Class.............................................     1,884,475        479,551
                                                              ------------   ------------
      Net (decrease) increase resulting from Fund share
       transactions.........................................    (8,935,786)    48,163,010
                                                              ------------   ------------
TOTAL INCREASE IN NET ASSETS................................    27,880,508     49,921,438
NET ASSETS
  Beginning of period.......................................   146,849,271     96,927,833
                                                              ------------   ------------
  END OF PERIOD.............................................  $174,729,779   $146,849,271
                                                              ============   ============

    The accompanying notes are an integral part of the financial statements.

10

[IVY LEAF LOGO]
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    for the period
                                                                                     May 13, 1997
                                                              for the year ended    (commencement)
                          CLASS A                                December 31,       to December 31,
-------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                         1999       1998          1997
                                                              -----------------------------------------
Net asset value, beginning of period........................   $  9.48      $8.98         $10.01
                                                              -----------------------------------------
  Income (loss) from investment operations
  Net investment income (a).................................       .09        .08             -- (b)
  Net gains or losses on securities (both realized and
    unrealized).............................................      2.54        .52          (1.03)(b)
                                                              -----------------------------------------
  Total from investment operations..........................      2.63        .60          (1.03)
                                                              -----------------------------------------
  Less distributions
  Dividends from net investment income......................       .10        .08             --
  Distributions from capital gains..........................       .02        .02             --
                                                              -----------------------------------------
    Total distributions.....................................       .12        .10             --
                                                              -----------------------------------------
Net asset value, end of period..............................   $ 11.99    $  9.48       $   8.98
                                                              -----------------------------------------
                                                              -----------------------------------------
Total return (%)............................................     27.79(c)    6.63(c)      (10.29)(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................   $32,624    $24,993       $ 16,202
Ratio of expenses to average net assets
  With expense reimbursement (%)............................      1.72       1.74           1.80(e)
  Without expense reimbursement (%).........................      1.87       1.88           2.11(e)
Ratio of net investment income to average net assets
  (%)(a)....................................................       .92        .80            .12(e)
Portfolio turnover rate (%).................................        21         16             10

--------------------------------------------------------------------------------

                                                                                    for the period
                                                                                     May 13, 1997
                                                              for the year ended    (commencement)
                          CLASS B                                December 31,       to December 31,
-------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                         1999       1998          1997
                                                              -----------------------------------------
Net asset value, beginning of period........................   $  9.42      $8.93         $ 10.01
                                                              -----------------------------------------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................       .01        .01            (.02)(b)
  Net gains or losses on securities (both realized and
    unrealized).............................................      2.51        .51           (1.06)(b)
                                                              -----------------------------------------
  Total from investment operations..........................      2.52        .52           (1.08)
                                                              -----------------------------------------
  Less distributions
  Dividends from net investment income......................       .01        .01               --
  Distributions from capital gains..........................       .02        .02               --
                                                              -----------------------------------------
    Total distributions.....................................       .03        .03               --
                                                              -----------------------------------------
Net asset value, end of period..............................   $ 11.91    $  9.42         $  8.93
                                                              -----------------------------------------
                                                              -----------------------------------------
Total return (%)............................................     26.81(c)    5.84(c)       (10.29)(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................   $95,363    $80,938         $53,652
Ratio of expenses to average net assets
  With expense reimbursement (%)............................      2.51       2.49            2.63 (e)
  Without expense reimbursement (%).........................      2.66       2.63            2.94 (e)
Ratio of net investment income (loss) to average net assets
  (%)(a)....................................................       .12        .05            (.71)(e)
Portfolio turnover rate (%).................................        21         16              10

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    for the period
                                                                                     May 13, 1997
                                                              for the year ended    (commencement)
                          CLASS C                                December 31,       to December 31,
-------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                         1999       1998          1997
                                                              -----------------------------------------
Net asset value, beginning of period........................   $  9.42    $  8.93        $ 10.01
                                                              -----------------------------------------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................       .02        .01           (.02)(b)
  Net gains or losses on securities (both realized and
    unrealized).............................................      2.51        .51          (1.06)(b)
                                                              -----------------------------------------
  Total from investment operations..........................      2.53        .52          (1.08)
                                                              -----------------------------------------
  Less distributions
  Dividends from net investment income......................       .01        .01             --
  Distributions from capital gains..........................       .02        .02             --
                                                              -----------------------------------------
    Total distributions.....................................       .03        .03             --
                                                              -----------------------------------------
Net asset value, end of period..............................   $ 11.92    $  9.42       $   8.93
                                                              -----------------------------------------
                                                              -----------------------------------------
Total return (%)............................................     26.91(c)    5.79(c)      (10.79)(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................   $43,995    $40,408        $27,074
Ratio of expenses to average net assets
  With expense reimbursement (%)............................      2.49       2.52           2.63 (e)
  Without expense reimbursement (%).........................      2.64       2.66           2.94 (e)
Ratio of net investment income (loss) to average net assets
  (%)(a)....................................................       .14        .03           (.71)(e)
Portfolio turnover rate (%).................................        21         16             10

--------------------------------------------------------------------------------

                                                                                for the period
                                                               for the year    February 23, 1998
                                                                  ended         (commencement)
                       ADVISOR CLASS                           December 31,     to December 31,
----------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                            1999              1998
                                                              --------------------------------------
Net asset value, beginning of period........................      $ 9.48            $ 9.63
                                                              --------------------------------------

  Income (loss) from investment operations
  Net investment income(a)..................................         .04               .11
  Net gains or losses on securities (both realized and
    unrealized).............................................        2.64              (.13)
                                                               --------------------------------------
  Total from investment operations..........................        2.68              (.02)
                                                               --------------------------------------
  Less distributions
  Dividends from net investment income......................         .10               .11
  Distributions from capital gains..........................         .07               .02
                                                               --------------------------------------
    Total distributions.....................................         .17               .13
                                                               --------------------------------------
Net asset value, end of period..............................      $11.99            $ 9.48
                                                               --------------------------------------
                                                               --------------------------------------
Total return (%)............................................       28.30(c)           (.15)(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $2,748            $  510
Ratio of expenses to average net assets
  With expense reimbursement (%)............................        1.38              1.32(e)
  Without expense reimbursement (%).........................        1.53              1.45(e)
Ratio of net investment income (loss) to
  average net assets (%)(a).................................        1.25              1.23(e)
Portfolio turnover rate (%).................................          21                16

  (a) Net investment income(loss) is       (c) Total return does not reflect a      (e) Annualized.
  net of expenses reimbursed by            sales charge.
  Manager.
                                           (d) Total return represents aggregate
  (b) Based on average shares              total return and does not reflect a
  outstanding.                             sales charge.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL FUND II
--------------------------------------------------------------------------------

12

NOTES TO FINANCIAL STATEMENTS

Ivy International Fund II (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1999, securities valued by the Valuation Committee have no value and have been noted as such in the Portfolio of Investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund earned foreign source dividends of $4,110,512. These dividends were subject to foreign withholding tax in the amount of $337,352. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

The Fund has a net tax basis capital loss carryover of approximately $3,103,000 as of December 31, 1999, which may be applied against any realized net taxable capital gains of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires in 2006.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1999, the interest rate was 3.75%.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities," in connection with its organization

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              13

have been deferred and are being amortized on a straight-line basis over a five year period.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, certain securities sold at a loss and non-deductible organization expenses. As a result, Net investment income and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.50% of its average net assets.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1999, the net amount of underwriting discount retained by IMDI was $17,300.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class and Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $70,497, $843,424 and $396,869, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $67,412, $237,930, $105,370 and $1,650, for Class A, Class B, Class
C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                              YEAR ENDED                  YEAR ENDED
                           DECEMBER 31, 1999           DECEMBER 31, 1998
----------------------------------------------------------------------------
       CLASS A           SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................   7,059,211   $ 73,053,749    3,061,303   $ 29,570,905
Issued on
 reinvestment of
 distributions.......      17,489        204,448       15,261        144,365
Repurchased..........  (6,992,250)   (72,443,820)  (2,243,793)   (21,257,475)
                       ----------   ------------   ----------   ------------
Net increase.........      84,450   $    814,377      832,771   $  8,457,795
                       ==========   ============   ==========   ============

                              YEAR ENDED                  YEAR ENDED
                           DECEMBER 31, 1999           DECEMBER 31, 1998
----------------------------------------------------------------------------
       CLASS B           SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................   1,600,633   $ 16,532,012    4,025,742   $ 39,206,826
Issued on
 reinvestment of
 distributions.......       8,847        102,806       10,410         97,963
Repurchased..........  (2,197,427)   (22,398,769)  (1,449,615)   (13,133,622)
                       ----------   ------------   ----------   ------------
Net (decrease)/
 increase............    (587,947)  $ (5,763,951)   2,586,537   $ 26,171,167
                       ==========   ============   ==========   ============

                              YEAR ENDED                  YEAR ENDED
                           DECEMBER 31, 1999           DECEMBER 31, 1998
----------------------------------------------------------------------------
       CLASS C           SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................   1,054,307   $ 10,931,588    2,507,595   $ 24,353,309
Issued on
 reinvestment of
 distributions.......       3,301         38,360        2,941         27,679
Repurchased..........  (1,655,685)   (16,840,635)  (1,251,137)   (11,326,491)
                       ----------   ------------   ----------   ------------
Net (decrease)/
 increase............    (598,077)  $ (5,870,687)   1,259,399   $ 13,054,497
                       ==========   ============   ==========   ============

                                                        FOR THE PERIOD
                                                       FEBRUARY 23, 1998
                              YEAR ENDED               (COMMENCEMENT) TO
                           DECEMBER 31, 1999           DECEMBER 31, 1998
----------------------------------------------------------------------------
ADVISOR CLASS            SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................     648,709   $  7,198,030      153,684   $  1,513,323
Issued on
 reinvestment of
 distributions.......       4,023         47,030          442          4,188
Repurchased..........    (477,410)    (5,360,585)    (100,310)    (1,037,960)
                       ----------   ------------   ----------   ------------
Net increase.........     175,322   $  1,884,475       53,816   $    479,551
                       ==========   ============   ==========   ============

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL FUND II
--------------------------------------------------------------------------------

14

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
IVY INTERNATIONAL FUND II (THE "FUND"):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 4, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              15

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

On September 30, 1999, a special shareholder meeting (the "Meeting") was held at the offices of Mackenzie Investment Management Inc., Boca Raton, Florida, for the following purposes (and with the following results):

PROPOSAL 1: With respect to Ivy Fund, to elect Trustees.

----------------------------------------------------
NOMINEE:                         FOR:      WITHHOLD:
----------------------------------------------------
James W. Broadfoot...........  7,080,082    188,221
Keith J. Carlson.............  7,078,272    190,032
Stanley Channick.............  7,073,711    194,593
Roy J. Glauber...............  7,075,392    192,912
Edward M. Tighe..............  7,081,197    187,107

The other Trustees of Ivy Fund previously elected by shareholders whose term of office continued after the meeting were John S. Anderegg, Jr., Paul H. Broyhill, Frank W. DeFriece, Jr., Joseph G. Rosenthal, Richard N. Silverman and J. Brendan Swan.

PROPOSAL 2: With respect to the Fund, to ratify or reject the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

-------------------------------
   FOR:     AGAINST:   ABSTAIN:
-------------------------------
7,013,608    59,019    195,677

PROPOSAL 3: With respect to the Fund, to approve or disapprove the revision of certain fundamental investment policies.

3.1 DIVERSIFICATION:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
4,457,180   107,100    287,471     2,416,552

3.2 BORROWING:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
4,406,404   149,492    295,856     2,416,552

3.3 SENIOR SECURITIES:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
4,422,178   131,281    298,294     2,416,511

3.4 UNDERWRITING:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
4,420,038   134,821    296,893     2,416,552

3.5 REAL ESTATE:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
4,442,044   112,160    297,550     2,416,551

3.6 COMMODITIES:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
4,417,691   126,874    307,188     2,416,551

3.7 LOANS:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
4,391,774   153,302    306,678     2,416,551

3.8 CONCENTRATION:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
4,424,436   126,883    300,434     2,416,552

3.9 OTHER POLICIES:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
4,410,131   135,398    306,224     2,416,552

---------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner (or other persons entitled to vote) nor has discretionary power to vote on a particular matter.

02IIF2123199

                                [IVY FUNDS LOGO]

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

DECEMBER 31, 1999

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111

[MACKENZIE LOGO]


                          IVY US EMERGING GROWTH FUND

OVERVIEW

The Ivy US Emerging Growth Fund's investment objective is to provide long-term capital growth through investment in common stocks of small- and medium-sized companies that are in the early stages of their life cycle and may have the potential for rapid growth of sales and earnings. For the 12 months ended December 31, 1999,the Ivy US Emerging Growth Fund posted a return of 62.47%,making this the best year for the Fund since its inception in 1993. The Fund beat its benchmark--the Russell 2000 Growth Index, which was up 43.09%--by a wide margin for the second consecutive year. (For the Fund's total return with sales charge and performance commentary, please refer to page 3.)

         In our search for high-growth companies, we focus on what we believe are fertile sectors of the economy--technology, business and consumer services, healthcare, and entertainment. The manager of the Ivy US Emerging Growth Fund strives to keep a well-balanced portfolio, usually investing in about 200 stocks to help minimize the impact of unexpected company-specific events. When the manager adds a new security to the portfolio, the strategy is to hold on to this stock for at least two to three years, thereby minimizing the Fund's turnover.

MARKET COMMENTARY

Last year was the first year since 1994 that emerging growth stocks, as measured by the Russell 2000 Growth Index, outperformed the broader US market. The Russell 2000 Growth Index surged 43.09% for the 12-month period ending December 31, 1999 compared to the S&P 500 Index, which was up 21.10% over the same time period. Thus came the welcome end to a long interval during which small-cap growth stocks lagged the S&P 500 Index.

         Over the last five years, small growth companies generally experienced satisfactory earnings progress, which we believe was largely offset by a sharp contraction in their earnings multiples relative to the broader market. Although relative price to earnings ratios (P/E) remain in the low end of their historic range, the contraction appears to have run its course. Our research indicates that during 1999,superior earnings growth led to superior returns, validating our investment thesis in this sector of the marketplace.

TECHNOLOGY STOCKS TAKE CENTERSTAGE.

For emerging growth investors, the real story of 1999 was technology stocks, particularly those with a link to the Internet--whether it was through

2


e-commerce, infrastructure, consulting, communications, or data storage. Those investors who failed to participate in this sector of the market found it was difficult to compete with those who did.

   "WITH THE ENORMOUS MOMENTUM OF THE INTERNET AND E-COMMERCE SERVICE AS MAJOR DRIVERS, WE BELIEVE THE US ECONOMY SHOULD BE WELL POSITIONED FOR CONTINUED
                            GROWTH AND LOW INFLATION."

         In last year's annual report, we wrote:"... it became apparent that the Internet had not only become mainstream, but was also creating solid opportunities for many young companies." In retrospect, we believe this was an understatement. During the past year, we have seen billions of dollars of new capital flow into this sector, accompanied by a steady migration of management talent from old-line companies. In this new era of technological innovation, we believe business-to-business commerce could more than double every year for at least the next several years, putting corporations under severe pressure to "webify" their businesses. As a result, there may be the potential for considerable growth opportunities for many companies in our portfolio. Our research shows that over the last year several companies in the Ivy US Emerging Growth Fund portfolio grew their revenues at compound quarterly rates of 25% and higher. To put this in perspective, 10 years ago compound annual growth rates of 25% were considered quite high.

VALUATIONS CONTINUE TO RISE.

In our view, because many of these young technology companies are spending aggressively to secure market share and gain first mover advantage, most have yet to achieve operating profitability. As a result, we believe analysts and investors alike are moving more and more to valuing these companies on a multiple of revenue. This approach makes us somewhat cautious, particularly since valuations, even by this standard, seem extraordinarily high. However, in our view, this may be preferable to being left behind, since technology, particularly the Internet, promises to be an unusually fertile growth area for many years to come.

         Outside of technology, particularly in areas like consumer goods and services, healthcare, and business services, growth rates are less impressive, but valuations are also much less daunting. In these areas, our analysis indicates that many good, small companies have grown their earnings consistently over the last three or four years, only to see their stock prices languish as shrinking P/Es have all but offset robust earnings growth. We believe that a number of these companies are long overdue for better market performance.

LOOKING AHEAD.

As usual, we believe that near-term performance for many emerging growth companies is unpredictable, particularly with the possibility that the Federal Reserve Board will raise interest rates, which often is negative for these kinds of companies. But longer term, we believe there may be many reasons for optimism. With the enormous momentum of the Internet and e-commerce serving as major drivers, we believe the US economy should be well positioned for continued growth and low inflation. In addition, we believe the earnings outlook for many companies is favorable, particularly those in the technology sector, now that the Y2K spending lockdown is behind us. Additionally, a major upgrade cycle to Windows(R) 2000 should be a catalyst for strong demand. Outside of technology, we believe relative valuations are very attractive by historic standards.

         All in all, we are looking forward to the next several years with great anticipation and believe these are exciting times for emerging growth investors.

PERFORMANCE COMPARISON OF THE FUND SINCE
 INCEPTION (4/93) OF A $10,000 INVESTMENT


                                    [CHART]

IVY US EMERGING GROWTH FUND
PERFORMANCE SUMMARY

For the 12 months ended December 31, 1999, the Ivy US Emerging Growth Fund was up 62.47%. This compares favorably to its benchmark, the Russell 2000 Growth Index, which returned 43.09% for the same period. The Fund's outperformance is directly attributed to its weighting in the technology sector (62.23% of net assets) as compared to the Index's technology weighting of 23.57% at year-end.

The Russell 2000 Growth Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.



                                                        Class A(1)               Class B(2) &  C(3)              Advisor Class(4)
                                                      ----------------   -----------------------------------     ----------------
IVY US EMERGING GROWTH FUND                             w/       w/o            w/                 w/o            w/       w/o
AVERAGE ANNUAL TOTAL RETURN                           Reimb.    Reimb.        Reimb.              Reimb.         Reimb.    Reimb.
FOR PERIODS ENDING                                    ------    ------   ---------------     ---------------     ------    ------
DECEMBER 31, 1999                                                           w/       w/o        w/       w/o
                                                                          CDSC      CDSC      CDSC      CDSC
                                                                         -----     -----     -----     -----
                                                                            B:        B:        B:        B:
                                                                         56.27%    61.27%    56.27%    61.27%
                                                                            C:        C:        C:        C:
1 year                                                53.13%    53.13%   60.32%    61.32%    60.32%    61.32%    62.85%    62.85%
                                                      -----     -----    -----     -----     -----     -----     -----     -----
                                                                            B:        B:        B:        B:
                                                                         26.39%    26.54%    26.39%    26.54%
                                                                            C:        C:        C:        C:
5 year                                                25.97%    25.97%     n/a       n/a       n/a       n/a       n/a       n/a
                                                      -----     -----    -----     -----     -----     -----     -----     -----
                                                                            B:        B:        B:        B:
                                                                         21.40%    21.40%    21.39%    21.39%
                                                                            C:        C:        C:        C:
Since Inception(5)                                    26.36%    26.34%   18.60%    18.60%    18.60%    18.60%    39.17%    39.17%
                                                      -----     -----    -----     -----     -----     -----     -----     -----

(1)      Class A performance figures include the maximum sales charge of 5.75%.
(2) Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3) Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4) Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5) Class A commenced operations March 3, 1993 (performance here is calculated based on the date the Fund first became available for sale to the public, April 30, 1993); Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations February 18, 1998.

         All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy US Emerging Growth Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US EMERGING GROWTH FUND
--------------------------------------------------------------------------------

4

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

--------------------------------------------------------------
  EQUITY SECURITIES -- 99.23%        SHARES          VALUE
--------------------------------------------------------------
CONSUMER -- 5.50%
-------------------------------
EDUCATIONAL SERVICES -- 0.91%
Apollo Group, Inc. -- Class
  A(a)..........................         40,200   $    806,513
CBT Group plc -- Spon
  ADR(a)(b).....................         29,700        994,950
                                                  ------------
                                                     1,801,463
                                                  ------------
ENTERTAINMENT -- 2.84%
Insight Communications Company,
  Inc.(a).......................         30,000        888,750
International Speedway Corp. --
  Class A.......................          9,700        488,637
Premier Parks, Inc.(a)..........         58,900      1,700,738
Radio Unica Corp.(a)............         18,100        522,637
Spanish Broadcasting System,
  Inc.(a).......................         31,300      1,259,825
Speedway Motorsports, Inc.(a)...         27,700        770,406
                                                  ------------
                                                     5,630,993
                                                  ------------
MISCELLANEOUS CONSUMER -- 0.31%
Cutter & Buck, Inc.(a)..........         40,050        605,756
                                                  ------------
RESTAURANTS -- 0.49%
P.F. Chang's China Bistro,
  Inc.(a).......................         21,500        534,813
The Cheesecake Factory
  Incorporated(a)...............         12,500        437,500
                                                  ------------
                                                       972,313
                                                  ------------
SPECIALTY RETAIL -- 0.95%
Dollar Tree Stores, Inc.(a).....         31,675      1,534,258
Hibbet Sporting Goods,
  Inc.(a).......................         20,600        350,200
                                                  ------------
                                                     1,884,458
                                                  ------------
ENERGY -- 4.01%
-------------------------------
OIL SERVICES -- 4.01%
BJ Services Company(a)..........         26,500      1,108,031
Core Laboratories N.V.(a).......         41,500        832,594
ENSCO International
  Incorporated..................         16,900        386,587
Global Marine Inc.(a)...........         23,600        392,350
Hanover Compressor Company(a)...         18,100        683,275
Helmerich & Payne, Inc..........         23,300        508,231
Marine Drilling Companies,
  Inc.(a).......................         19,100        428,556
Nabors Industries, Inc.(a)......         27,010        835,622
Noble Drilling Corporation(a)...         24,300        795,825
Patterson Energy, Inc.(a).......         38,100        495,300
Rowan Companies, Inc.(a)........         22,700        492,306
Weatherford International,
  Inc.(a).......................         25,000        998,438
                                                  ------------
                                                     7,957,115
                                                  ------------
HEALTHCARE -- 9.68%
-------------------------------
HEALTHCARE INFORMATION SYSTEMS -- 3.04%
Allscripts, Inc.(a).............         44,000      1,936,000
Eclipsys Corporation(a).........         37,700        966,063
First Consulting Group,
  Inc.(a).......................         72,800      1,128,400
MedicaLogic, Inc.(a)............         16,200        340,200
MedQuist Inc.(a)................         63,900      1,649,419
                                                  ------------
                                                     6,020,082
                                                  ------------
HEALTHCARE SERVICES -- 1.07%
Renal Care Group, Inc.(a).......         91,200      2,131,800
                                                  ------------
MEDICAL DEVICES & INSTRUMENTS -- 1.42%
Cytyc Corporation(a)............         19,100      1,166,294
MiniMed Inc.(a).................         22,400      1,640,800
                                                  ------------
                                                     2,807,094
                                                  ------------
PHARMACEUTICALS & BIOTECHNOLOGY -- 4.15%
Alkermes, Inc.(a)...............         15,400        756,525
Anesta Corp.(a).................         44,800        770,000

--------------------------------------------------------------
       EQUITY SECURITIES             SHARES          VALUE
--------------------------------------------------------------
Medicis Pharmaceutical
  Corporation -- Class A(a).....         58,800   $  2,502,675
MedImmune, Inc.(a)..............          6,825      1,132,097
Pharmacyclics, Inc.(a)..........         12,700        523,875
Sepracor, Inc.(a)...............          8,300        823,256
Shire Pharmaceuticals Group plc
  ADR(a)(b).....................         59,400      1,730,025
                                                  ------------
                                                     8,238,453
                                                  ------------
SERVICES -- 17.81%
-------------------------------
BUSINESS SERVICES -- 4.61%
Concord EFS, Inc.(a)............         55,900      1,439,425
CSG Systems International,
  Inc.(a).......................         22,900        913,137
NOVA Corporation(a).............         48,307      1,524,690
ProBusiness Services, Inc.(a)...         26,600        957,600
Profit Recovery Group
  International, Inc.
  (The)(a)......................         48,050      1,276,328
TMP Worldwide Inc.(a)...........         21,300      3,024,600
                                                  ------------
                                                     9,135,780
                                                  ------------
FINANCIAL SERVICES -- 0.29%
Federal Agricultural Mortgage
  Corp. Class C(a)..............         28,050        566,259
                                                  ------------
INFORMATION SERVICES -- 3.16%
Dendrite International,
  Inc.(a).......................         48,700      1,649,712
FactSet Research Systems Inc....         25,250      2,010,531
Forrester Research, Inc.(a).....         20,400      1,405,050
Lason Holdings, Inc.(a).........         37,300        410,300
Meta Group, Inc.(a).............         41,900        796,100
                                                  ------------
                                                     6,271,693
                                                  ------------
SOCIAL SERVICES -- 1.12%
Cornell Corrections, Inc.(a)....         53,100        444,713
Maximus, Inc.(a)................         52,100      1,768,144
                                                  ------------
                                                     2,212,857
                                                  ------------
TELECOMMUNICATION SERVICES -- 7.49%
Covad Communications Group,
  Inc.(a).......................         10,700        598,531
GRIC Communications, Inc.(a)....         12,100        307,037
iBasis, Inc.(a).................         15,800        454,250
ITXC Corp.(a)...................         18,400        618,700
McLeodUSA Incorporated(a).......         45,600      2,684,700
Metromedia Fiber Network,
  Inc.(a).......................         34,600      1,658,637
Net2Phone, Inc.(a)..............          5,300        243,469
NEXTLINK Communications,
  Inc.(a).......................         10,200        847,238
Pac-West Telecomm, Inc.(a)......         86,000      2,279,000
PSINet Inc.(a)..................         20,551      1,269,024
Rhythms NetConnections
  Inc.(a).......................         30,300        939,300
Viatel, Inc.(a).................         15,300        820,463
WinStar Communications,
  Inc.(a).......................         28,500      2,133,937
                                                  ------------
                                                    14,854,286
                                                  ------------
TELESERVICES -- 1.14%
Sykes Enterprises, Inc.(a)......         51,400      2,255,175
                                                  ------------
TECHNOLOGY -- 62.23%
-------------------------------
COMPUTER EQUIPMENT & STORAGE -- 2.24%
Network Appliance, Inc.(a)......         35,800      2,973,638
PC-Tel, Inc.(a).................         27,900      1,464,750
                                                  ------------
                                                     4,438,388
                                                  ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

--------------------------------------------------------------
EQUITY SECURITIES                    SHARES          VALUE
--------------------------------------------------------------
ELECTRONIC COMMERCE -- 2.58%
Pegasus Systems, Inc.(a)........         38,100   $  2,297,906
QRS Corporation(a)..............         27,100      2,826,869
                                                  ------------
                                                     5,124,775
                                                  ------------
ELECTRONIC MANUFACTURING SERVICES -- 2.27%
Flextronics International
  Ltd.(a)(b)....................         50,800      2,336,800
Jabil Circuit, Inc.(a)..........         11,600        846,800
Sanmina Corporation(a)..........         13,300      1,328,338
                                                  ------------
                                                     4,511,938
                                                  ------------
INTERNET -- 17.46%
About.com, Inc.(a)..............         20,900      1,875,775
Accrue Software(a)..............         11,500        622,438
Art Technology Group, Inc.(a)...         15,500      1,985,938
CNET, Inc.(a)...................         15,500        879,625
Critical Path, Inc.(a)..........          7,700        726,687
Digex, Inc.(a)..................         13,100        900,625
EarthWeb Inc.(a)................         32,000      1,610,000
E-Stamp Corporation(a)..........         12,500        278,125
Excite@Home Corporation --
  Series A(a)...................          5,500        235,813
Exodus Communications,
  Inc.(a).......................         30,800      2,735,425
F5 Networks, Inc.(a)............          8,000        912,000
ImageX.com, Inc.(a).............         35,000      1,465,625
InfoSpace.com, Inc.(a)..........          9,400      2,011,600
Inktomi Corporation(a)..........          7,600        674,500
Intertrust Technologies
  Corporation(a)................          6,000        705,750
InterVU Inc.(a).................         12,000      1,260,000
Keynote Systems, Inc.(a)........          7,400        545,750
McAfee.com Corporation(a).......         15,200        684,000
N2H2, Inc.(a)...................         48,200      1,132,700
National Information Consortium,
  Inc.(a).......................         37,900      1,212,800
NBC Internet, Inc.(a)...........          8,800        679,800
Net Perceptions, Inc.(a)........         19,900        835,800
Network Solutions Inc.(a).......          9,500      2,066,844
nFront, Inc.(a).................         35,000        700,000
Pilot Network Services,
  Inc.(a).......................         30,700        736,800
Portal Software, Inc.(a)........          6,000        617,250
RADWARE Ltd.(a).................         10,000        431,250
RoweCom Inc.(a).................         28,400      1,288,650
ShopNow.com Inc.(a).............         43,000        814,312
Stamps.com Inc.(a)..............         21,100        878,287
VeriSign, Inc.(a)...............          9,100      1,737,531
WebTrends Corporation(a)........         17,200      1,393,200
                                                  ------------
                                                    34,634,900
                                                  ------------
MISCELLANEOUS TECHNOLOGY -- 1.49%
Gemstar International Group
  Ltd.(a).......................         41,600      2,964,000
                                                  ------------
NETWORK EQUIPMENT & SOFTWARE -- 6.56%
American Power Conversion
  Corporation(a)................         84,600      2,231,325
Clarent Corporation(a)..........         15,800      1,228,450
Concord Communications,
  Inc.(a).......................         23,900      1,060,562
Extreme Networks, Inc.(a).......         15,600      1,302,600
Micromuse Inc.(a)...............         16,200      2,754,000
Packeteer, Inc.(a)..............         15,700      1,114,700

--------------------------------------------------------------
EQUITY SECURITIES                    SHARES          VALUE
--------------------------------------------------------------
SonicWall, Inc.(a)..............         16,100   $    648,025
Visual Networks, Inc.(a)........         33,700      2,670,725
                                                  ------------
                                                    13,010,387
                                                  ------------
OPERATIONAL SUPPORT SYSTEMS -- 1.04%
DSET Corporation(a).............         55,100      2,059,363
                                                  ------------
SEMICONDUCTOR EQUIPMENT -- 3.84%
ASM Lithography Holding
  NV(a)(b)......................         17,000      1,933,750
Etec Systems, Inc.(a)...........         14,400        646,200
KLA-Tencor Corporation(a).......         13,400      1,492,425
Novellus Systems, Inc.(a).......          4,100        502,378
Photronics, Inc.(a).............         26,300        752,837
PRI Automation, Inc.(a).........         15,300      1,027,013
Teradyne, Inc.(a)...............         19,000      1,254,000
                                                  ------------
                                                     7,608,603
                                                  ------------
SEMICONDUCTORS -- 4.87%
Altera Corporation(a)...........         20,000        991,250
Applied Micro Circuits
  Corporation(a)................         10,600      1,348,850
Artisan Components, Inc.(a).....         11,100        229,111
Galileo Technology Ltd.(a)(b)...         36,900        890,213
Genesis Microchip Inc.(a)(b)....         35,100        741,488
Integrated Device Technology,
  Inc.(a).......................         29,700        861,300
Maxim Integrated Products,
  Inc.(a).......................         25,600      1,208,000
NETsilicon, Inc.(a).............         54,100      1,085,381
PMC-Sierra, Inc.(a).............          7,100      1,138,219
RF Micro Devices, Inc.(a).......         16,900      1,156,594
                                                  ------------
                                                     9,650,406
                                                  ------------
SOFTWARE -- 8.80%
Actuate Software
  Corporation(a)................         27,600      1,183,350
Best Software, Inc.(a)..........         27,100        799,450
Citrix Systems, Inc.(a).........         21,900      2,693,700
Great Plains Software,
  Inc.(a).......................          9,500        710,125
Legato Systems, Inc.(a).........         35,700      2,456,606
Mercury Interactive
  Corporation(a)................          8,900        960,644
Mission Critical Software,
  Inc.(a).......................          8,800        616,000
Peregrine Systems, Inc.(a)......         20,500      1,693,812
Project Software & Development,
  Inc.(a).......................         18,000        999,000
SalesLogix Corporation(a).......         38,400      1,576,800
Siebel Systems, Inc.(a).........         11,600        974,400
Symantec Corporation(a).........         16,600        973,175
Veritas Software Corp.(a).......         12,750      1,824,844
                                                  ------------
                                                    17,461,906
                                                  ------------
SYSTEM INTEGRATORS -- 4.19%
C-bridge Internet Solutions,
  Inc.(a).......................          6,000        291,750
iXL Enterprises, Inc.(a)........         28,200      1,565,100
Luminant Worldwide
  Corporation(a)................         25,000      1,137,500
Razorfish Inc.(a)...............         16,713      1,589,777
Sapient Corporation(a)..........          6,200        873,812
USWeb Corporation(a)............         28,000      1,244,250
Whittman-Hart, Inc.(a)..........         30,100      1,614,113
                                                  ------------
                                                     8,316,302
                                                  ------------

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US EMERGING GROWTH FUND
--------------------------------------------------------------------------------

6

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

--------------------------------------------------------------
       EQUITY SECURITIES             SHARES          VALUE
--------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 6.26%
Aware, Inc.(a)..................         13,400   $    487,425
Carrier Access Corporation(a)...          9,700        652,931
C-COR.net Corp.(a)..............         19,900      1,524,838
Comverse Technology, Inc.(a)....         15,350      2,221,912
E-Tek Dynamics, Inc.(a).........         12,800      1,723,200
JDS Uniphase Corporation(a).....         16,000      2,581,000
Netopia, Inc.(a)................         25,700      1,395,831
Next Level Communications,
  Inc.(a).......................         14,700      1,100,662
PairGain Technologies,
  Inc.(a).......................         51,600        732,075
                                                  ------------
                                                    12,419,874
                                                  ------------
TELECOMMUNICATION SERVICES -- 0.63%
Globalstar Telecommunications
  Limited(a)....................         28,500      1,254,000
                                                  ------------
TOTAL INVESTMENTS -- 99.23%
  (Cost -- $98,776,486)(c)......                   196,800,419
OTHER ASSETS, LESS LIABILITIES -- 0.77%              1,526,114
                                                  ------------
NET ASSETS -- 100%..............                  $198,326,533
                                                  ============

--------------------------------------------------------------
                                                     VALUE
--------------------------------------------------------------
ADR -- American Depository Receipt
(a) Non-income producing security
(b) Foreign security
(c) Cost is approximately the same for Federal
    income tax purposes.
OTHER INFORMATION:
At December 31, 1999, net unrealized appreciation based on
cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation..............   $100,186,186
    Gross unrealized depreciation..............     (2,162,253)
                                                  ------------
        Net unrealized appreciation............   $ 98,023,933
                                                  ============
Purchases and sales of securities other than short-term
obligations aggregated $135,845,233 and $143,242,629,
respectively, for the period ended December 31, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investments, at value (identified cost -- $98,776,486)......  $196,800,419
Cash........................................................     3,089,471
Receivable for Fund shares sold.............................       205,966
Other assets................................................        14,236
                                                              ------------
  Total assets..............................................   200,110,092
                                                              ------------
LIABILITIES
Payables
  Distributions to shareholders.............................        17,340
  Investments purchased.....................................     1,327,617
  Fund shares repurchased...................................       145,121
  Management fee............................................       131,561
  12b-1 service and distribution fees.......................        94,018
  Other payables to related parties.........................        54,030
Accrued expenses............................................        13,872
                                                              ------------
  Total liabilities.........................................     1,783,559
                                                              ------------
NET ASSETS..................................................  $198,326,533
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($101,797,848/2,152,580 shares outstanding)...............  $      47.29
                                                              ============
Maximum offering price per share $47.29 X 100/94.25)*.......  $      50.18
                                                              ============
CLASS B
Net asset value, offering price and redemption price** per
  share ($79,659,207/1,731,377 shares outstanding)..........  $      46.01
                                                              ============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($15,437,902/335,725 shares outstanding)............  $      45.98
                                                              ============
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($1,431,576/30,093 shares outstanding)..............  $      47.57
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $ 99,645,761
  Undistributed net realized gain on investments............       656,839
  Net unrealized appreciation on investments................    98,023,933
                                                              ------------
NET ASSETS..................................................  $198,326,533
                                                              ============

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

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IVY US EMERGING GROWTH FUND
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8

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends.................................................               $     8,863
  Interest..................................................                   193,281
                                                                           -----------
                                                                               202,144
                                                                           -----------
EXPENSES
  Management fee............................................  $1,070,591
  Transfer agent............................................     333,603
  Administrative services fee...............................     125,952
  Custodian fees............................................      31,589
  Blue Sky fees.............................................      35,168
  Auditing and accounting fees..............................      24,438
  Shareholder reports.......................................      37,587
  Fund accounting...........................................     100,632
  Trustees' fees............................................       9,240
  12b-1 service and distribution fees.......................     788,667
  Legal.....................................................      27,755
  Other.....................................................       7,700
                                                                           -----------
      Total expenses........................................                 2,592,922
                                                                           -----------
NET INVESTMENT LOSS.........................................                (2,390,778)
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments..........................                26,371,155
  Net change in unrealized appreciation on investments......                52,034,319
                                                                           -----------
      Net gain on investment transactions...................                78,405,474
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $76,014,696
                                                                           ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               9

STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  1999           1998
                                                              ---------------------------
INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $ (2,390,778)  $ (2,134,695)
  Net realized gain (loss) on
    Investments.............................................    26,371,155      1,164,559
    Written options.........................................            --       (986,707)
  Net change in unrealized appreciation on investments......    52,034,319     21,048,849
                                                              ------------   ------------
      Net increase resulting from operations................    76,014,696     19,092,006
                                                              ------------   ------------
Distributions to shareholders from capital gains
  Class A...................................................   (10,775,090)            --
  Class B...................................................    (8,243,868)            --
  Class C...................................................    (1,616,149)            --
  Advisor Class.............................................      (141,969)            --
                                                              ------------   ------------
      Total distributions to shareholders...................   (20,777,076)            --
                                                              ------------   ------------
Fund share transactions (Note 5)
  Class A...................................................    10,324,776    (11,973,287)
  Class B...................................................     4,662,639     (2,537,070)
  Class C...................................................     1,477,323     (1,154,772)
  Advisor Class.............................................       319,095        695,130
                                                              ------------   ------------
      Net increase (decrease) resulting from Fund share
       transactions.........................................    16,783,833    (14,969,999)
                                                              ------------   ------------
TOTAL INCREASE IN NET ASSETS................................    72,021,453      4,122,007
NET ASSETS
  Beginning of period.......................................   126,305,080    122,183,073
                                                              ------------   ------------
  END OF PERIOD.............................................  $198,326,533   $126,305,080
                                                              ============   ============

    The accompanying notes are an integral part of the financial statements.

10

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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          for the year ended
                      CLASS A                                                December 31,
-----------------------------------------------------------------------------------------------------------------
                                                         1999         1998       1997       1996       1995
SELECTED PER SHARE DATA                              ------------------------------------------------------------
Net asset value, beginning of period...............   $    32.65    $  27.67   $  26.54   $  24.12   $  18.38
                                                     ------------------------------------------------------------
  Income from investment operations
  Net investment loss..............................         (.49)       (.44)(a)   (.41)(a)   (.35)      (.24)
  Net gains on securities (both realized and
    unrealized)....................................        20.70        5.42(a)    1.54(a)    4.84       7.90
                                                     ------------------------------------------------------------
  Total from investment operations.................        20.21        4.98       1.13       4.49       7.66
                                                     ------------------------------------------------------------
  Less distributions
  Distributions from capital gains.................         5.57          --         --       2.07       1.92
                                                     ------------------------------------------------------------
    Total distributions............................         5.57          --         --       2.07       1.92
                                                     ------------------------------------------------------------
Net asset value, end of period.....................   $    47.29    $  32.65   $  27.67   $  26.54   $  24.12
                                                     ------------------------------------------------------------
                                                     ------------------------------------------------------------
Total return (%)(b)................................        62.47       18.00       4.26      18.52      42.07
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...........   $  101,798    $ 62,961   $ 64,910   $ 55,944   $ 39,456
Ratio of expenses to average net assets (%)........         1.69        1.70       1.67       1.76       1.95
Ratio of net investment loss to
  average net assets (%)...........................        (1.53)      (1.48)     (1.37)     (1.31)     (1.39)
Portfolio turnover rate (%)........................          107          67         65         68         86

--------------------------------------------------------------------------------

                                                                              for the year ended
                      CLASS B                                                    December 31,
-------------------------------------------------------------------------------------------------------------------------
                                                         1999          1998         1997         1996         1995
SELECTED PER SHARE DATA                              --------------------------------------------------------------------
Net asset value, beginning of period...............   $    31.93    $    27.26   $    26.33   $    24.12   $    18.38
                                                     ------------------------------------------------------------------
  Income from investment operations
  Net investment loss..............................         (.77)         (.65)(a)     (.33)(a)     (.40)        (.35)
  Net gains on securities (both realized and
    unrealized)....................................        20.15          5.32(a)      1.26(a)      4.68         7.85
                                                     ------------------------------------------------------------------
  Total from investment operations.................        19.38          4.67          .93         4.28         7.50
                                                     ------------------------------------------------------------------
  Less distributions
  Distributions from capital gains.................         5.30            --           --         2.07         1.76
                                                     ------------------------------------------------------------------
    Total distributions............................         5.30            --           --         2.07         1.76
                                                     ------------------------------------------------------------------
Net asset value, end of period.....................   $    46.01    $    31.93   $    27.26   $    26.33   $    24.12
                                                     ------------------------------------------------------------------
                                                     ------------------------------------------------------------------
Total return (%)(b)................................        61.27         17.13         3.53        17.65        41.03
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...........   $   79,659    $   52,940   $   47,789   $   35,321   $   13,985
Ratio of expenses to average net assets (%)........         2.43          2.45         2.43         2.52         2.70
Ratio of net investment loss to
  average net assets (%)...........................        (2.27)        (2.23)       (2.13)       (2.07)       (2.14)
Portfolio turnover rate (%)........................          107            67           65           68           86

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                          for the period
                                                                                          April 30, 1996
                                                             for the year ended           (commencement)
                      CLASS C                                   December 31,              to December 31,
-------------------------------------------------------------------------------------------------------------
                                                         1999         1998       1997          1996
SELECTED PER SHARE DATA                              --------------------------------------------------------
Net asset value, beginning of period...............    $  31.91     $  27.23   $  26.29       $ 29.69
                                                     --------------------------------------------------------
  Income (loss) from investment operations
  Net investment loss..............................        (.80)        (.63)(a)   (.34)(a)      (.14)
  Net gains or losses on securities (both realized
    and
    unrealized)....................................       20.19         5.31(a)    1.28(a)      (1.19)
                                                     --------------------------------------------------------
  Total from investment operations.................       19.39         4.68        .94         (1.33)
                                                     --------------------------------------------------------
  Less distributions
  Distributions from capital gains.................        5.32           --         --          2.07
                                                     --------------------------------------------------------
    Total distributions............................        5.32           --         --          2.07
                                                     --------------------------------------------------------
Net asset value, end of period.....................    $  45.98     $  31.91   $  27.23       $ 26.29
                                                     --------------------------------------------------------
                                                     --------------------------------------------------------
Total return (%)...................................       61.32(b)     17.19(b)    3.58(b)      (4.48)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...........    $ 15,438     $  9,664   $  9,484       $ 4,018
Ratio of expenses to average net assets (%)........        2.39         2.40       2.39          2.52 (d)
Ratio of net investment loss to
  average net assets (%)...........................       (2.23)       (2.18)     (2.09)        (2.07)(d)
Portfolio turnover rate (%)........................         107           67         65            68

--------------------------------------------------------------------------------

                                                                       for the period
                                                      for the year    February 18, 1998
                                                         ended         (commencement)
                   ADVISOR CLASS                      December 31,     to December 31,
-------------------------------------------------------------------------------------------
                                                          1999              1998
SELECTED PER SHARE DATA                              --------------------------------------
Net asset value, beginning of period...............     $  32.79          $  28.82
                                                        -----------------------------------
  Income from investment operations
  Net investment loss..............................         (.44)             (.23)(a)
  Net gains on securities (both realized and
    unrealized)....................................        20.85              4.20 (a)
                                                        -----------------------------------
  Total from investment operations.................        20.41              3.97
                                                        -----------------------------------
  Less distributions
  Distributions from capital gains.................         5.63                --
                                                        -----------------------------------
    Total distributions............................         5.63                --
                                                        -----------------------------------
Net asset value, end of period.....................     $  47.57          $  32.79
                                                        -----------------------------------
                                                        -----------------------------------
Total return (%)...................................        62.85(b)          13.78 (c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...........     $  1,432          $    740
Ratio of expenses to average net assets (%)........         1.46              1.22 (d)
Ratio of net investment loss to
  average net assets (%)...........................        (1.30)            (1.00)(d)
Portfolio turnover rate (%)........................          107                67

  (a) Based on average         (b) Total return does not    (c) Total return             (d) Annualized
  shares outstanding.          reflect a sales charge.      represents aggregate
                                                            total return and does not
                                                            reflect a sales charge.

    The accompanying notes are an integral part of the financial statements.

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12

NOTES TO FINANCIAL STATEMENTS

Ivy US Emerging Growth Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

OPTIONS -- The Fund may invest in option contracts for the purpose of increasing or decreasing its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect the value of the Fund's securities. An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy, in the case of a call option, or sell, in the case of a put option, the underlying security of the contract. An option on a stock index gives the purchaser the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds of the sale in determining whether the Fund has realized a gain or loss on the transaction. For options on indices, cash settlement by the Fund is required if the option is exercised. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
(put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option. Exchange traded written options are valued daily at the last sale price or, in the absence of a sale, at the calculated mean of the bid and asked prices, subject to certain reasonability criteria on the spread between the bid and asked prices.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1999, the interest rate was 3.75%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

Pursuant to Code Section 852, the Fund designates $13,263,685 as long-term capital gain distributions for its taxable year ended December 31,1999.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gains, if any, are declared in December.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              13

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. As a result, Net investment loss and Net realized gain on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .85% of the Fund's average net assets.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1999, the net amount of underwriting discount retained by IMDI was $23,611.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $154,097, $530,238 and $104,332, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $168,123, $139,956, $23,014 and $2,510 for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. TRANSFER OF NET ASSETS

At a meeting held on September 28, 1999, the shareholders of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") providing for the transfer into the Fund of all or substantially all of the assets of Hudson Capital Appreciation Fund. On September 28, 1999, the date of the consummation of the Reorganization, the Fund acquired all or substantially all of the assets of Hudson Capital Appreciation Fund. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Code. Hudson Capital Appreciation Fund shareholders contributed net assets having an aggregate value of $20,055,887 (including $613,088 of unrealized appreciation). Upon completion of the merger the combined net assets were $136,344,216.

5. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                              YEAR ENDED                 YEAR ENDED
                          DECEMBER 31, 1999          DECEMBER 31, 1998
--------------------------------------------------------------------------
       CLASS A          SHARES       AMOUNT        SHARES       AMOUNT
--------------------------------------------------------------------------
Sold.................   458,475   $  15,397,779    539,705   $  15,118,932
Issued on
 reinvestment of
 distributions.......   216,321       9,890,187         --              --
Repurchased..........  (978,798)    (33,152,346)  (957,217)    (27,092,219)
Issued on acquisition
 of Hudson Capital
 Appreciation Fund...   528,447      18,189,156         --              --
                       --------   -------------   --------   -------------
Net increase/
 (decrease)..........   224,445   $  10,324,776   (417,512)  $ (11,973,287)
                       ========   =============   ========   =============

                              YEAR ENDED                 YEAR ENDED
                          DECEMBER 31, 1999          DECEMBER 31, 1998
--------------------------------------------------------------------------
       CLASS B          SHARES       AMOUNT        SHARES       AMOUNT
--------------------------------------------------------------------------
Sold.................   301,757   $  10,453,142    362,359   $  10,063,144
Issued on
 reinvestment of
 distributions.......   136,162       6,058,721         --              --
Repurchased..........  (420,088)    (13,715,955)  (457,766)    (12,600,214)
Issued on acquisition
 of Hudson Capital
 Appreciation Fund...    55,773       1,866,731         --              --
                       --------   -------------   --------   -------------
Net increase/
 (decrease)..........    73,604   $   4,662,639    (95,407)  $  (2,537,070)
                       ========   =============   ========   =============

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14

                              YEAR ENDED                 YEAR ENDED
                          DECEMBER 31, 1999          DECEMBER 31, 1998
--------------------------------------------------------------------------
       CLASS C          SHARES       AMOUNT        SHARES       AMOUNT
--------------------------------------------------------------------------
Sold.................    92,998   $   3,191,755    141,705   $   4,043,709
Issued on
 reinvestment of
 distributions.......    22,335         993,253         --              --
Repurchased..........   (82,462)     (2,707,685)  (187,175)     (5,198,481)
                       --------   -------------   --------   -------------
Net increase/
 (decrease)..........    32,871   $   1,477,323    (45,470)  $  (1,154,772)
                       ========   =============   ========   =============

                                                       FOR THE PERIOD
                                                     FEBRUARY 18, 1998
                              YEAR ENDED               (COMMENCEMENT)
                          DECEMBER 31, 1999         TO DECEMBER 31, 1998
--------------------------------------------------------------------------
    ADVISOR CLASS       SHARES       AMOUNT        SHARES       AMOUNT
--------------------------------------------------------------------------
Sold.................    12,808   $     448,645     30,299   $     897,744
Issued on
 reinvestment of
 distributions.......     3,086         141,967         --              --
Repurchased..........    (8,362)       (271,517)    (7,738)       (202,614)
                       --------   -------------   --------   -------------
Net increase.........     7,532   $     319,095     22,561   $     695,130
                       ========   =============   ========   =============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              15

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
IVY US EMERGING GROWTH FUND (THE "FUND"):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 4, 2000

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16

02IEGF123199

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

On September 30, 1999, a special shareholder meeting (the "Meeting") was held at the offices of Mackenzie Investment Management Inc., Boca Raton, Florida, for the following purposes (and with the following results):

PROPOSAL 1: With respect to Ivy Fund, to elect Trustees.

---------------------------------------------------
NOMINEE:                        FOR:      WITHHOLD:
---------------------------------------------------
James W. Broadfoot.........   1,880,590     74,024
Keith J. Carlson...........   1,880,590     74,024
Stanley Channick...........   1,879,430     75,185
Roy J. Glauber.............   1,879,486     75,129
Edward M. Tighe............   1,880,762     73,852

The other Trustees of Ivy Fund previously elected by shareholders whose term of off continued after the meeting were John S. Anderegg, Jr., Paul H. Broyhill, Frank W. DeFriece, Jr., Joseph G. Rosenthal, Richard N. Silverman and J. Brendan Swan.

PROPOSAL 2: With respect to the Fund, to ratify or reject the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

------------------------------
  FOR:     AGAINST:   ABSTAIN:
------------------------------
1,881,445   9,045      64,115

PROPOSAL 3: With respect to the Fund, to approve or disapprove the revision of certain fundamental investment policies.

3.1 DIVERSIFICATION:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
1,412,910   25,807    100,940      414,957

3.2 BORROWING:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
1,391,480   42,110    106,068      414,957

3.3 SENIOR SECURITIES:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
1,398,889   35,135    105,634      414,957

3.4 UNDERWRITING:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
1,400,103   34,221    105,334      414,957

3.5 REAL ESTATE:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
1,409,640   26,480    103,537      414,957

3.6 COMMODITIES:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
1,396,661   38,714    104,282      414,957

3.7 LOANS:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
1,403,447   32,150    104,060      414,957

3.8 CONCENTRATION:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
1,399,830   35,615    104,212      414,957

3.9 OTHER POLICIES:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
1,393,818   39,013    106,826      414,957

---------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner (or other persons entitled to vote) nor has discretionary power to vote on a particular matter.

                                [IVY FUNDS LOGO]

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

DECEMBER 31, 1999

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111

[MACKENZIE]

                          IVY GROWTH WITH INCOME FUND

OVERVIEW

We believe the Ivy Growth with Income Fund benefited from rising equity prices during 1999. The Fund is invested primarily in high-quality, large-cap companies that hold leading positions in their industry, or which we expect to be leaders in the future. The Ivy Growth with Income Fund continues to be managed in accordance with a disciplined investment philosophy, the key to which is stock selection.

         The manager of the Ivy Growth with Income Fund makes no attempt to time the market, preferring to have the Fund remain fully invested at all times, while ignoring short-term market volatility. Excess cash positions within the Fund are held to a minimum, typically less than 2%. There are no sector bets made by the Fund. The manager divides the stock market into nine broad economic sectors, and the weightings within the Fund approximate the weighting of each sector within the market as represented by the S&P 500 Index.

         The manager utilizes an equity style that is a blend of growth and value stocks. The Fund tends to be invested in companies that have a proven and consistent record of earnings profitability, but whose prices do not appear to the Fund manager to adequately reflect the underlying profitability of the companies. The profitability of each company is compared to the patterns of its industry to account for normal cyclicality. In addition, the manager prefers companies that have a dominant market position with high-quality management.

         By following this investment philosophy and equity style, we believe the Ivy Growth with Income Fund is well positioned for, and should benefit from, the long-term positive trends of the stock market.

         For the 12 months ended December 31, 1999, the Ivy Growth with Income Fund was up 10.98%, as compared to the S&P 500 Index, which returned 21.10% for the same period. (For the Fund's total return with sales charge and performance commentary, please refer to page 4.)

MARKET COMMENTARY

The US stock market continued to perform well in 1999, extending its multi-year bull market trend. After undergoing a brief correction in the fall, stocks surged in the final months of the year, propelled higher by technology companies. The NASDAQ Composite Index, the Dow Jones Industrial Average, and the S&P 500 Index all closed the year at all-time highs. The performance of the NASDAQ Composite was so strong that it generated the highest return of

2


any US index in the 20th century, ending the year up an impressive 85.6%. During the year, the Dow Jones Industrial Average moved well past 10,000, ending the year up 25.22% at 11,497.12.

         The Ivy Growth with Income Fund benefited from this market strength. The Fund invested in a number of high-quality, large-capitalization stocks, such as General Electric, that our research confirms performed well and are members of one or more of the popular averages. In addition, technology stocks were particularly strong in 1999. Given the Fund manager's belief in diversification across all major sectors, the Fund was exposed to technology and held positions in large-capitalization companies like Intel and Sun Microsystems, as well as some mid-cap companies such as Altera and Xilinx that, according to our research, performed well in 1999.

         "WE BELIEVE EXPERIENCED INVESTORS KNOW THAT IT IS BEST TO KEEP FOCUSED ON THE LONG-TERM TREND OF THE MARKET AND TO VIEW CORRECTIONS AS MAJOR BUYING OPPORTUNITIES THAT MAY ENHANCE LONG-TERM RETURNS."

INVESTORS SHED MARKET CONCERNS.

It appears that many of the concerns expressed by investors early in 1999 dissipated as the year progressed. Our research indicates that earnings growth did not slow, narrow market participation broadened, and weakness in foreign economies did not cause the US economy to slow. In fact, we believe the strength in the US economy and US stock market served to bolster overseas economies and markets. Our further analysis indicates that the fear of deflation disappeared, the fear of a financial market collapse was replaced by the fear of a possible financial market bubble, and the fear of Y2K proved to be overblown. And, once again, it appears that the fear of overvaluation, which we believe has existed since the market passed 6,000, was unfounded.

         During the year, long-term interest rates rose and the Federal Reserve increased short-term rates three times. Although these increases did not derail the market averages, our research confirms that interest-rate-sensitive stocks performed poorly, as did mid-cap financial companies, such as banks and insurance companies. The Fund had investments in mid-capitalization companies like Comerica and First Tennessee. Although we believe these are high-quality, mid-cap finance companies, they performed poorly along with the rest of the sector. We believe that the sector will recover when interest rates begin to decline.

         In our view, in 1999 the investment community began to focus on the upcoming presidential election and its possible impact on the market. According to our research, one sector that was particularly hurt by the political situation was healthcare. We believe that investors became concerned that political candidates would urge medical cost controls. The Fund was exposed to the healthcare sector through investments in Merck and Bristol-Myers Squibb. Although we believe these to be high-quality healthcare companies, our research indicates that they performed poorly along with the rest of the sector. We believe that the long-term prospects for healthcare companies are particularly strong given the demographics in the US and the aging of the baby boomers.

         Oil prices rose sharply last year, which caused the stock of many energy-related companies to do well. The Fund was exposed to this area through investments in high-quality companies such as Exxon Mobil Corp., as well as some smaller companies such as Noble Drilling.

         There is an old market adage that states "the market likes to climb a wall of worry." Looking back, that appears to be what the market did in 1999. We believe that the investment community has now given birth to new fears. We now witness the fear of an overheated economy, the fear of inflation, and the fear of higher interest rates. While we believe that any one of these concerns can easily cause the market to correct 10% or more, it is important to note that the investment landscape is filled with unsuccessful investors who tried to time the short-term movements of the market. We believe that it is best to keep focused on the long-term trend of the market and to view corrections as major buying opportunities that may enhance long-term returns.

LOOKING AHEAD.

In our view, long-term investors have many reasons to remain optimistic. We believe the threat of a significant rise in inflation is fairly remote. Inflation is a monetary phenomenon caused by too much money chasing too few goods. In our view, the productive capacity of the United States should not have a problem producing goods to meet expanding demand, and we believe the world economies are awash in excess capacity. Moreover, monetary growth in the US, as measured by high-powered bank reserves, indicates that inflation should remain under control. We believe the recent rise in interest rates may easily reverse when the markets accept and reflect a low inflation environment.

         In our view, the economy will continue to grow and soon mark the longest uninterrupted period of expansion in US history. This may result in further growth of corporate profits. Over the long term, we believe that higher earnings and the demographics in the US could lead to higher stock prices. The increasing need for baby boomers to plan and invest for retirement should provide a significant positive influence on the financial markets, particularly on stock prices.

4


PERFORMANCE COMPARISON OF THE FUND SINCE
 INCEPTION (4/84) OF A $10,000 INVESTMENT


                                    [CHART]


IVY GROWTH WITH INCOME FUND
PERFORMANCE SUMMARY

For the 12 months ended December 31, 1999, the Ivy Growth with Income Fund returned 10.98% as compared to the S&P 500 Index, which returned 21.10% for the same period. The S&P 500 Index is oriented toward large-cap stocks, which our research showed was one of the best performing sectors of the market in 1999--especially those companies in the technology arena. The Ivy Growth with Income Fund consists of a combination of large- and mid-cap stocks. Over the last 12 months, mid-cap stocks did not perform as well as larger companies, as reflected by the S&P 400 Mid-Cap Index, which gained 14.72% over the same 12-month period. Therefore, in our view, the Fund's exposure to mid-cap companies, particularly mid-sized financial institutions, such as banks and insurance companies, contributed to the Fund's underperformance versus the S&P 500 Index. Moreover, the Fund was hurt by its exposure to large-cap healthcare companies.

The Lipper Average Growth and Income Fund represents performance of the average growth and income fund as measured by Lipper Inc. It is not possible to invest in a benchmark. The S&P 500 Index and the S&P 400 Mid-Cap Index are unmanaged indices of stocks which assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                                     Class A(1)                 Class B(2)   &  C(3)                 Advisor Class(4)
IVY GROWTH WITH INCOME FUND       ---------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN         w/       w/o               w/                 w/o                w/       w/o
FOR PERIODS ENDING                 Reimb.    Reimb.          Reimb.              Reimb.             Reimb.    Reimb.
DECEMBER 31, 1999                 ---------------------------------------------------------------------------------------
                                                           w/       w/o        w/          w/o
                                                          CDSC     CDSC       CDSC        CDSC
                                                         ----------------------------------------
                                                           B:       B:          B:          B:
                                                           5.14%   10.14%      5.14%      10.14%
                                                           C:       C:          C:          C:
1 year                             4.60%       4.60%       8.91%    9.91%      8.91%       9.91%      11.18%      11.18%
-------------------------------------------------------------------------------------------------------------------------

                                                           B:       B:          B:          B:
                                                          16.31%   16.53%     16.31%      16.53%
                                                           C:       C:          C:          C:
5 year                            16.02%      16.02%      n/a      n/a         n/a         n/a         n/a         n/a
-------------------------------------------------------------------------------------------------------------------------

                                                           B:       B:          B:          B:
                                                          n/a      n/a         n/a         n/a
                                                                    C:          C:          C:          C:
10 year                           12.71%      12.70%      n/a      n/a         n/a         n/a         n/a         n/a
-------------------------------------------------------------------------------------------------------------------------

                                                           B:       B:          B:          B:
                                                          12.72%   12.72%     12.72%      12.72%
                                                           C:       C:          C:          C:
Since Inception(5)                14.80%      14.80%      14.18%   14.18%     14.18%      14.18%       6.31%       6.31%
-------------------------------------------------------------------------------------------------------------------------

(1) Class A performance figures include the maximum sales charge of 5.75%.

(2) Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.

(3) Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.

(4) Advisor Class shares are not subject to an initial sales charge or a CDSC.

(5) Class A commenced operations April 1, 1984; Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations April 30, 1998.

    Total returns in some periods were higher due to reimbursement of certain Fund expenses.

    All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Growth with Income Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

--------------------------------------------------------------
      EQUITY SECURITIES -- 99.43%         SHARES      VALUE
--------------------------------------------------------------
BASIC INDUSTRIES -- 5.04%
Georgia-Pacific Group...................  27,500   $ 1,395,625
PPG Industries, Inc. ...................  15,000       938,438
Praxair, Inc. ..........................  40,000     2,012,500
                                                   -----------
                                                     4,346,563
                                                   -----------
CAPITAL GOODS -- 7.10%
Briggs & Stratton Corporation...........  29,000     1,555,125
General Electric Company................  17,500     2,708,125
Honeywell International Inc. ...........  20,625     1,189,805
Kaydon Corporation......................  25,000       670,313
                                                   -----------
                                                     6,123,368
                                                   -----------
CONSUMER DURABLES -- 2.09%
Armstrong World Industries, Inc. .......  17,500       584,063
Maytag Corporation......................  9,000        432,000
Whirlpool Corporation...................  12,000       780,750
                                                   -----------
                                                     1,796,813
                                                   -----------
CONSUMER CYCLICAL -- 7.37%
American Eagle Outfitters, Inc.(a)......  35,000     1,575,000
Circuit City Stores-Circuit City
  Group.................................  18,000       811,125
K-Mart Corporation......................  45,000       452,813
Lowe's Companies, Inc. .................  20,000     1,195,000
Tommy Hilfiger Corporation(a)...........  55,000     1,282,187
Wal-Mart Stores, Inc. ..................  15,000     1,036,875
                                                   -----------
                                                     6,353,000
                                                   -----------
CONSUMER STAPLES -- 7.04%
Anheuser-Busch Companies, Inc. .........  17,500     1,240,313
Colgate-Palmolive Company...............  20,000     1,300,000
Hasbro, Inc. ...........................  22,000       419,375
Kimberly-Clark Corporation..............  22,195     1,448,224
Wm. Wrigley Jr. Company.................  20,000     1,658,750
                                                   -----------
                                                     6,066,662
                                                   -----------
ENERGY -- 6.21%
Atlantic Richfield Company (ARCO).......  10,000       865,000
Chevron Corporation.....................  11,500       996,187
Exxon Mobil Corporation.................  11,221       903,992
Noble Drilling Corporation(a)...........  27,500       900,625
Texaco Inc..............................  17,500       950,469
Unocal Corporation......................  22,000       738,375
                                                   -----------
                                                     5,354,648
                                                   -----------
FINANCIAL SERVICES -- 16.79%
AMBAC Financial Group, Inc. ............  20,000     1,043,750
AmSouth Bancorporation..................  30,000       579,375
BB&T Corporation........................  20,000       547,500
Comerica Incorporated...................  27,500     1,283,906
Fannie Mae..............................  13,000       811,688
Federal Home Loan Mortgage
  Corporation...........................  12,500       588,281
First Tennessee National Corporation....  37,500     1,068,750
First Virginia Banks, Inc. .............  20,000       860,000
Legg Mason, Inc. .......................  28,500     1,033,125

--------------------------------------------------------------
           EQUITY SECURITIES              SHARES      VALUE
--------------------------------------------------------------
Lincoln National Corporation............  30,000   $ 1,200,000
Mellon Financial Corporation............  20,000       681,250
Mercantile Bankshares Corporation.......  37,500     1,197,656
Old Kent Financial Corporation..........  34,125     1,207,172
Paine Webber Group Inc. ................  40,000     1,552,500
Torchmark Corporation...................  28,000       813,750
                                                   -----------
                                                    14,468,703
                                                   -----------
HEALTHCARE -- 8.86%
Abbott Laboratories.....................  10,000       363,125
Biomet, Inc. ...........................  22,000       880,000
Bristol-Myers Squibb Company............  20,000     1,283,750
Eli Lilly and Company...................  20,000     1,330,000
Johnson & Johnson.......................  14,000     1,303,750
Merck & Co., Inc. ......................  18,000     1,207,125
Schering-Plough Corporation.............  30,000     1,265,625
                                                   -----------
                                                     7,633,375
                                                   -----------
TECHNOLOGY -- 29.28%
Adobe Systems Incorporated..............  18,000     1,210,500
Altera Corporation(a)...................  22,500     1,115,156
American Power Conversion
  Corporation(a)........................  65,000     1,714,375
Cisco Systems, Inc.(a)..................  17,500     1,874,687
Dionex Corporation(a)...................  27,500     1,132,656
Emerson Electric Co. ...................  7,500        430,313
Intel Corporation.......................  15,000     1,234,687
International Business Machines
  Corp. ................................  11,000     1,188,000
Lattice Semiconductor
  Corporation(a)........................  35,000     1,649,375
Linear Technology Corporation...........  14,000     1,001,875
LSI Logic Corporation(a)................  24,000     1,620,000
Lucent Technologies Inc. ...............  15,000     1,122,187
Microsoft Corporation(a)................  22,000     2,568,500
Nortel Networks Corporation(b)..........  10,000     1,010,000
Novellus Systems, Inc.(a)...............  14,000     1,715,438
Sun Microsystems, Inc.(a)...............  25,000     1,935,937
Vitesse Semiconductor
  Corporation(a)........................  27,500     1,442,031
Xilinx, Inc.(a).........................  28,000     1,273,125
                                                   -----------
                                                    25,238,842
                                                   -----------
UTILITIES -- 9.65%
ALLTEL Corporation......................  20,000     1,653,750
Bell Atlantic Corporation...............  20,000     1,231,250
BellSouth Corporation...................  10,000       468,125
DPL Inc.................................  70,000     1,211,875
MediaOne Group, Inc.(a).................  20,000     1,536,250
Montana Power Company (The).............  25,000       901,562
SBC Communications Inc. ................  27,000     1,316,250
                                                   -----------
                                                     8,319,062
                                                   -----------

    [IVY LEAF LOGO]
--------------------------------------------------------------------------------
    IVY GROWTH WITH INCOME FUND
--------------------------------------------------------------------------------

6

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

--------------------------------------------------------------
--------------------------------------------------------------
TOTAL INVESTMENTS -- 99.43%
  (Cost -- $63,089,399)(c)..............           $85,701,036
OTHER ASSETS, LESS LIABILITIES -- 0.57%                488,403
                                                   -----------
NET ASSETS -- 100%......................           $86,189,439
                                                   ===========
(a) Non-income producing security
(b) Foreign security
(c) Cost is approximately the same for Federal
    income tax purposes.

--------------------------------------------------------------
--------------------------------------------------------------
OTHER INFORMATION:
At December 31, 1999, net unrealized appreciation based on
cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation...............   $24,065,047
    Gross unrealized depreciation...............    (1,453,410)
                                                   -----------
        Net unrealized appreciation.............   $22,611,637
                                                   ===========
Purchases and sales of securities other than short-term
obligations aggregated $72,616,634 and $90,297,328,
respectively, for the period ended December 31, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investments, at value (identified cost -- $63,089,399)......  $85,701,036
Cash........................................................      601,060
Receivables
  Fund shares sold..........................................        2,886
  Dividends and interest....................................       76,881
Other assets................................................       23,921
                                                              -----------
  Total assets..............................................   86,405,784
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................       83,939
  Management fee............................................       54,959
  12b-1 service and distribution fees.......................       29,454
  Other payables to related parties.........................       36,377
Accrued expenses............................................       11,616
                                                              -----------
  Total liabilities.........................................      216,345
                                                              -----------
NET ASSETS..................................................  $86,189,439
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($63,580,153/4,706,004 shares outstanding)................  $     13.51
                                                              ===========
Maximum offering price per share ($13.51 x 100/94.25)*......  $     14.33
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($21,749,637/1,644,950 shares outstanding)..........  $     13.22
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($484,489/37,014 shares outstanding)................  $     13.09
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($375,160/27,634 shares outstanding)................  $     13.58
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $63,806,854
  Accumulated net realized loss on investments..............     (229,052)
  Net unrealized appreciation on investments................   22,611,637
                                                              -----------
NET ASSETS..................................................  $86,189,439
                                                              ===========

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH WITH INCOME FUND
--------------------------------------------------------------------------------

8

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends.................................................             $ 1,196,642
  Interest..................................................                  53,462
                                                                         -----------
                                                                           1,250,104
                                                                         -----------
EXPENSES
  Management fee............................................  $674,369
  Transfer agent............................................   250,101
  Administrative services fee...............................    89,916
  Custodian fees............................................    20,901
  Blue Sky fees.............................................    32,836
  Auditing and accounting fees..............................    29,744
  Shareholder reports.......................................    26,908
  Fund accounting...........................................    98,036
  Trustees' fees............................................     9,240
  12b-1 service and distribution fees.......................   367,636
  Legal.....................................................    31,106
                                                                         -----------
      Total expenses........................................               1,630,793
                                                                         -----------
NET INVESTMENT LOSS.........................................                (380,689)
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain on investments..........................              10,673,435
  Net change in unrealized appreciation on investments......              (1,206,842)
                                                                         -----------
      Net gain on investment transactions...................               9,466,593
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $ 9,085,904
                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               9

STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                              -------------------------
                                                                 1999          1998
                                                              -------------------------
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment (loss) income..............................  $  (380,689)  $    76,556
  Net realized gain on investments..........................   10,673,435     3,269,440
  Net change in unrealized appreciation on investments......   (1,206,842)    5,444,602
                                                              -----------   -----------
      Net increase resulting from operations................    9,085,904     8,790,598
                                                              -----------   -----------
Class A distributions
  Dividends
    From net investment income..............................           --       (44,407)
    In excess of net investment income......................     (170,492)           --
  Distributions from capital gains..........................   (6,433,775)   (1,399,111)
                                                              -----------   -----------
      Total distributions to Class A shareholders...........   (6,604,267)   (1,443,518)
                                                              -----------   -----------
Class B distributions
  Dividends in excess of net investment income..............      (58,202)           --
  Distributions from capital gains..........................   (2,210,139)     (492,051)
                                                              -----------   -----------
      Total distributions to Class B shareholders...........   (2,268,341)     (492,051)
                                                              -----------   -----------
Class C distributions
  Dividends in excess of net investment income..............       (1,585)           --
  Distributions from capital gains..........................      (49,483)      (31,265)
                                                              -----------   -----------
      Total distributions to Class C shareholders...........      (51,068)      (31,265)
                                                              -----------   -----------
Advisor Class distributions
  Dividends in excess of net investment income..............         (823)           --
  Distributions from capital gains..........................      (37,042)       (5,709)
                                                              -----------   -----------
      Total distributions to Advisor Class shareholders.....      (37,865)       (5,709)
                                                              -----------   -----------
Fund share transactions (Note 4)
  Class A...................................................   (6,380,015)   (5,017,773)
  Class B...................................................   (2,128,060)    2,325,537
  Class C...................................................     (153,520)   (3,935,114)
  Advisor Class.............................................       36,051       331,216
                                                              -----------   -----------
      Net decrease resulting from Fund share transactions...   (8,625,544)   (6,296,134)
                                                              -----------   -----------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................   (8,501,181)      521,921
NET ASSETS
  Beginning of period.......................................   94,690,620    94,168,699
                                                              -----------   -----------
  END OF PERIOD.............................................  $86,189,439   $94,690,620
                                                              ===========   ===========

    The accompanying notes are an integral part of the financial statements.

10

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------
                                                                                 for the year ended
                          CLASS A                                                   December 31,
-----------------------------------------------------------------------------------------------------------------------
                                                                 1999       1998      1997      1996      1995
SELECTED PER SHARE DATA                                       ---------------------------------------------------------
Net asset value, beginning of period........................   $ 13.54     $ 12.59   $ 11.38   $ 10.98   $  9.08
                                                              -----------------------------------------------------
  Income from investment operations
  Net investment (loss) income..............................      (.03)        .04       .08       .08       .11
  Net gain on securities (both realized and unrealized).....      1.51        1.19      2.37      2.16      2.13
                                                              -----------------------------------------------------
  Total from investment operations..........................      1.48        1.23      2.45      2.24      2.24
                                                              -----------------------------------------------------
  Less distributions
  Dividends
    From net investment income..............................        --          --       .03       .08       .08
    In excess of net investment income......................       .03          --        --       .03        --
  Distributions from capital gains..........................      1.48         .28      1.21      1.73       .26
                                                              -----------------------------------------------------
    Total distributions.....................................      1.51         .28      1.24      1.84       .34
                                                              -----------------------------------------------------
Net asset value, end of period..............................   $ 13.51     $ 13.54   $ 12.59   $ 11.38   $ 10.98
                                                              =====================================================
Total return (%)(a).........................................     10.98        9.64     21.57     20.46     24.93
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................   $63,580     $69,733   $69,742   $63,219   $59,054
Ratio of expenses to average net assets (%).................      1.62        1.60      1.59      1.81      1.96
Ratio of net investment (loss) income to average net assets
  (%).......................................................      (.23)        .28       .58       .68      1.06
Portfolio turnover rate (%).................................        82         108        36       138        81

-----------------------------------------------------------------------------------------------------------------------
                                                                                 for the year ended
                          CLASS B                                                   December 31,
-----------------------------------------------------------------------------------------------------------------------
                                                                 1999       1998      1997      1996      1995
SELECTED PER SHARE DATA                                       ---------------------------------------------------------
Net asset value, beginning of period........................   $ 13.38     $ 12.54   $ 11.36   $ 10.98   $  9.08
                                                              -----------------------------------------------------
  Income from investment operations
  Net investment (loss) income..............................      (.13)       (.06)     (.02)     (.01)      .03
  Net gain on securities (both realized and unrealized).....      1.48        1.18      2.37      2.15      2.13
                                                              -----------------------------------------------------
  Total from investment operations..........................      1.35        1.12      2.35      2.14      2.16
                                                              -----------------------------------------------------
  Less distributions
  Dividends
    From net investment income..............................        --          --       .03        --       .01
    In excess of net investment income......................       .03          --        --       .08        --
  Distributions from capital gains..........................      1.48         .28      1.14      1.68       .25
                                                              -----------------------------------------------------
    Total distributions.....................................      1.51         .28      1.17      1.76       .26
                                                              -----------------------------------------------------
Net asset value, end of period..............................   $ 13.22     $ 13.38   $ 12.54   $ 11.36   $ 10.98
                                                              =====================================================
Total return (%)(a).........................................     10.14        9.01     20.74     19.59     23.94
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................   $21,750     $23,975   $20,071   $13,473   $ 8,868
Ratio of expenses to average net assets (%).................      2.36        2.33      2.31      2.55      2.75
Ratio of net investment (loss) income to average net assets
  (%).......................................................      (.97)       (.45)     (.13)     (.06)      .27
Portfolio turnover rate (%).................................        82         108        36       138        81

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------
                                                                                                for the period
                                                                                                April 30, 1996
                                                                   for the year ended           (commencement)
                          CLASS C                                     December 31,              to December 31,
-------------------------------------------------------------------------------------------------------------------
                                                                1999       1998       1997           1996
SELECTED PER SHARE DATA                                       -----------------------------------------------------
Net asset value, beginning of period........................   $13.29     $12.44     $11.37         $11.73
                                                              -----------------------------------------------------
  Income from investment operations
  Net investment loss.......................................     (.14)      (.05)      (.01)          (.08)
  Net gain on securities (both realized and unrealized).....     1.45       1.18       2.35           1.53
                                                              -----------------------------------------------------
  Total from investment operations..........................     1.31       1.13       2.34           1.45
                                                              -----------------------------------------------------
  Less distributions
  Dividends in excess of net investment income..............      .03         --         --            .08
  Distributions from capital gains..........................     1.48        .28       1.27           1.73
                                                              -----------------------------------------------------
    Total distributions.....................................     1.51        .28       1.27           1.81
                                                              -----------------------------------------------------
Net asset value, end of period..............................   $13.09     $13.29     $12.44         $11.37
                                                              -----------------------------------------------------
                                                              -----------------------------------------------------
Total return (%)............................................     9.91(a)    9.16(a)   20.70(a)       12.37(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................   $  484     $  643     $4,356         $   28
Ratio of expenses to average net assets (%).................     2.50       2.27       2.23           3.02(c)
Ratio of net investment loss to average net assets (%)......    (1.11)      (.39)      (.05)          (.53)(c)
Portfolio turnover rate (%).................................       82        108         36            138

-------------------------------------------------------------------------------------------------------
                                                                                 for the period
                                                               for the year      April 30, 1998
                                                                   ended         (commencement)
                       ADVISOR CLASS                           December 31,     to December 31,
-------------------------------------------------------------------------------------------------------
                                                                   1999               1998
SELECTED PER SHARE DATA                                       -----------------------------------------
Net asset value, beginning of period........................      $ 13.58           $ 13.88
                                                              --------------------------------------
  Income (loss) from investment operations
  Net investment (loss) income..............................         (.02)              .05
  Net gain or loss on securities (both realized and
    unrealized).............................................         1.53              (.07)
                                                              --------------------------------------
  Total from investment operations..........................         1.51              (.02)
                                                              --------------------------------------
  Less distributions
  Dividends in excess of net investment income..............          .03                --
  Distributions from capital gains..........................         1.48               .28
                                                              --------------------------------------
    Total distributions.....................................         1.51               .28
                                                              --------------------------------------
Net asset value, end of period..............................      $ 13.58           $ 13.58
                                                              --------------------------------------
                                                              --------------------------------------
Total return (%)............................................        11.18(a)           (.36)(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $   375           $   339
Ratio of expenses to average net assets (%).................         1.46              1.20(c)
Ratio of net investment (loss) income to average net assets
  (%).......................................................         (.07)              .68(c)
Portfolio turnover rate (%).................................           82               108

  (a) Total return does not reflect     (b) Total return represents           (c) Annualized
  a sales charge.                       aggregate total return and does
                                        not reflect a sales charge.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH WITH INCOME FUND
--------------------------------------------------------------------------------

12

NOTES TO FINANCIAL STATEMENTS

Ivy Growth with Income Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax basis capital loss carryover of approximately $228,000 as of December 31, 1999, which may be applied against any realized net taxable capital gains of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The Fund's capital loss carryover was realized by Mackenzie North American Fund prior to the Fund's acquisition of all the net assets on April 1, 1995. The carryover expires in 2002.

Pursuant to Code Section 852, the Fund designates $8,743,548 as long-term capital gain distributions for its taxable year ended December 31, 1999.

DISTRIBUTIONS TO SHAREHOLDERS -- From January 1, 1999 to April 30, 1999, distributions from net investment income were declared daily and paid quarterly (or at redemption, if earlier). Beginning May 1, 1999, distributions from net investment income and capital gain, if any, are declared in December.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. As a result, Net investment loss and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .75% of the Fund's average net assets.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1999, the net amount of underwriting discount retained by IMDI was $6,459.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              13

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net assets of shares issued after December 31, 1991, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class
C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $132,149, $229,676, and $5,811, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $192,900, $53,850, $2,174, and $1,177, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                              YEAR ENDED                  YEAR ENDED
                           DECEMBER 31, 1999           DECEMBER 31, 1998
----------------------------------------------------------------------------
CLASS A                  SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................   1,005,225   $ 13,615,078    1,086,458   $ 14,042,632
Issued on
 reinvestment of
 distributions.......     416,576      5,609,993       91,798      1,211,827
Repurchased..........  (1,864,569)   (25,605,086)  (1,567,998)   (20,272,232)
                       ----------   ------------   ----------   ------------
Net decrease.........    (442,768)  $ (6,380,015)    (389,742)  $ (5,017,773)
                       ==========   ============   ==========   ============

                              YEAR ENDED                  YEAR ENDED
                           DECEMBER 31, 1999           DECEMBER 31, 1998
----------------------------------------------------------------------------
CLASS B                  SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................     333,834   $  4,565,699      722,497   $  9,215,272
Issued on
 reinvestment of
 distributions.......     135,392      1,784,428       29,845        389,428
Repurchased..........    (615,961)    (8,478,187)    (561,757)    (7,279,163)
                       ----------   ------------   ----------   ------------
Net (decrease)/
 increase............    (146,735)  $ (2,128,060)     190,585   $  2,325,537
                       ==========   ============   ==========   ============

                              YEAR ENDED                  YEAR ENDED
                           DECEMBER 31, 1999           DECEMBER 31, 1998
----------------------------------------------------------------------------
CLASS C                  SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................      42,045   $    577,646       22,867   $    288,642
Issued on
 reinvestment of
 distributions.......       3,109         40,580        1,721         23,013
Repurchased..........     (56,561)      (771,746)    (326,251)    (4,246,769)
                       ----------   ------------   ----------   ------------
Net decrease.........     (11,407)  $   (153,520)    (301,663)  $ (3,935,114)
                       ==========   ============   ==========   ============

                              YEAR ENDED                  YEAR ENDED
                           DECEMBER 31, 1999           DECEMBER 31, 1998
----------------------------------------------------------------------------
ADVISOR CLASS            SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................       4,022   $     55,582       29,137   $    385,406
Issued on
 reinvestment of
 distributions.......       2,803         37,915          417          5,466
Repurchased..........      (4,126)       (57,446)      (4,619)       (59,656)
                       ----------   ------------   ----------   ------------
Net increase.........       2,699   $     36,051       24,935   $    331,216
                       ==========   ============   ==========   ============

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH WITH INCOME FUND
--------------------------------------------------------------------------------

14

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
IVY GROWTH WITH INCOME FUND (THE "FUND"):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 4, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              15

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

On September 30, 1999, a special shareholder meeting (the "Meeting") was held at the offices of Mackenzie Investment Management Inc., Boca Raton, Florida, for the following purposes (and with the following results):

PROPOSAL 1: With respect to Ivy Fund, to elect Trustees.

----------------------------------------------------
NOMINEE:                         FOR:      WITHHOLD:
----------------------------------------------------
James W. Broadfoot...........  4,052,427    116,963
Keith J. Carlson.............  4,052,427    116,963
Stanley Channick.............  4,050,540    118,850
Roy J. Glauber...............  4,050,767    118,622
Edward M. Tighe..............  4,052,427    116,963

The other Trustees of Ivy Fund previously elected by shareholders whose term of office continued after the meeting were John S. Anderegg, Jr., Paul H. Broyhill, Frank W. DeFriece, Jr., Joseph G. Rosenthal, Richard N. Silverman and J. Brendan Swan.

PROPOSAL 2: With respect to the Fund, to ratify or reject the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

------------------------------
  FOR:     AGAINST:   ABSTAIN:
------------------------------
3,974,055   19,544    175,790

PROPOSAL 3: With respect to the Fund, to approve or disapprove the revision of certain fundamental investment policies.

3.1 DIVERSIFICATION:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
3,172,765  137,178    270,281      589,165

3.2 BORROWING:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
3,148,913  160,872    270,439      589,165

3.3 SENIOR SECURITIES:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
3,163,871  142,858    273,495      589,165

3.4 UNDERWRITING:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
3,162,977  148,220    269,027      589,165

3.5 REAL ESTATE:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
3,164,813  141,219    274,192      589,165

3.6 COMMODITIES:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
3,161,360  145,804    273,060      589,165

3.7 LOANS:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
3,153,675  147,735    278,814      589,165

3.8 CONCENTRATION:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
3,166,009  143,740    270,474      589,165

3.9 OTHER POLICIES:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
3,149,327  158,391    272,506      589,165

---------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner (or other persons entitled to vote) nor has discretionary power to vote on a particular matter.

02IGIF123199

                                [IVY FUNDS LOGO]

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT,INC.

Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

DECEMBER 31,1999


BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors,Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111


[MACKENZIE LOGO]


                                 IVY BOND FUND

OVERVIEW

For the 12-month period ending December 31, 1999, the Ivy Bond Fund returned -6.17%. This compares to its benchmark, the Morningstar Corporate Bond--General bond fund universe, which returned -0.62% over the same time period.(For the Fund's total return with sales charge and performance commentary, please refer to page 3.)

         There are several factors that may have contributed to the Fund's under-performance over this time period. First, while the strategy of the Ivy Bond Fund is to focus primarily on corporate bonds based on their credit worthiness and not on trying to predict the direction of interest rates, last year's general rise in interest rates still negatively impacted the Fund. We believe that another factor that negatively affected the Fund's performance was liquidity. The liquidity of a bond refers to an investor's ability to trade it without accepting a price concession. A bond's liquidity is determined by several factors, including the size of the issue and, to a lesser extent, the number of dealers that make a market in the issue, as well as the type of investor base that holds the issue. Last year, less liquid bonds tended to underperform, and the Ivy Bond Fund was more heavily weighted in these types of bonds.

         We believe another factor contributing to the Ivy Bond Fund's comparatively weak performance was its focus on securities that rank in the bottom half of a company's capital structure (i.e., senior subordinated and unsecured debentures). Although these securities may provide investors with higher yields, they can have a higher level of risk. These issues provide bond investors with a low-priority claim on the company's assets. As risk in the corporate bond market increased and bond yield spreads widened, these issues held by the Fund underperformed significantly and accounted for almost half of the Fund's underperformance.

         Several steps were taken to reposition the Ivy Bond Fund to help reduce its risk exposure and return volatility, while attempting to maintain its investment strategy of finding relative value in corporate bonds. Our analysis indicates that the cost involved in this repositioning also contributed to last year's under-performance. The target weighting of investment-grade bonds was increased to 80% from 70%. The target weighting for high-yield bonds was reduced to 20% from 30%. In addition, the Fund's high-yield bond holdings now consist almost entirely of BB-rated bonds--an improvement in the quality of bonds held since the Fund previously invested in many B-rated bonds. The target weighting for foreign bonds was reduced to 7% from 15%.

         Additionally, going forward, the Fund's investments are expected to focus more on bonds that rank in the top half of a company's capital structure. This will include issues such as senior, senior secured, and first mortgage notes, which we expect to provide an added level of security. The Ivy Bond Fund previously focused on small issues that tended to be more difficult and expensive to trade. Going forward, the Fund will focus on

2
large, liquid, visible issues that we believe are easier and less expensive to trade.



     GOING FORWARD, WE BELIEVE THE OUTLOOK FOR THE CORPORATE BOND MARKET IS POSITIVE. THE STRENGTH IN ECONOMIC GROWTH MAY PROVIDE A STRONG FUNDAMENTAL
                 BACKDROP FOR CORPORATE EARNINGS AND CASH FLOW.



MARKET COMMENTARY

The corporate bond market experienced another difficult and volatile year in 1999. We believe rising interest rates, inflation worries, and the widening of bond-yield spreads all contributed to the bond market's slide, marking 1999 as the most difficult year for bonds since 1994.

         We believe that market fears that a strong economy and a tight labor market would eventually cause inflation to rise prompted the Federal Reserve to tighten monetary policy by raising interest rates three times during 1999. Higher interest rates caused bond prices to move lower, sending yields higher. The yield on the 10-year Treasury bond rose from about 4.7% in January 1999 to almost 6.5% by the end of December 1999.

THE IMPACT OF YIELD SPREADS.

Corporate bond yield spreads were volatile over the last 12 months. The yield spread on a bond is the difference between the yield on a corporate bond and the yield on a Treasury bond with a similar maturity. For example, when comparing a 10-year corporate bond yielding 8% to a 10-year Treasury bond yielding 6%, the difference, or spread, is 2%. The spread is a measurement of the risk premium investors require to hold corporate bonds. Tighter, or narrower spreads, is positive for corporate bonds. Conversely, increased or widening spreads negatively impact corporate bonds. The yield spread of corporate bonds rated BBB began 1999 at 2.2% and then subsequently tightened to 1.8% in the spring, apparently driven by a decrease in the level of risk aversion, or the risk premium demanded by investors. We believe investors realized that the United States would be largely unaffected by the global financial turmoil, as the Federal Reserve reacted quickly to provide liquidity to the credit markets.

         Spreads then widened to 2.2% by the fall, most likely due to the fear that higher interest rates, brought on by tighter monetary policy intended to slow the strength of the United States economy, would cause a weakening of corporate credit quality. Additionally, according to our research, there was a very heavy flow of new issue bonds during a time when there was little demand for bonds. When the demand for new bonds is not sufficient to absorb the issuance, the new bonds must be priced with higher yields to attract buyers. This, in turn, can cause already-issued bonds to trade at higher yields (i.e., lower prices) to remain attractive to investors. This volatility can cause investors to seek more liquid, more secure bonds, thereby weakening the corporate bond market.

A BRIGHTER FUTURE.

Going forward, we believe the outlook for the corporate bond market is positive. The strength in economic growth may provide a strong fundamental backdrop for corporate earnings and cash flow. While we believe that growth is running at above trend levels, in our opinion, productivity gains have allowed this to occur without a significant upturn in inflation. Our research indicates that the labor market is tight, with unemployment at a 29-year low, and wages are rising. We believe that this, combined with an equity bull market, has pushed consumer confidence to an all-time high as well. It is also our belief that with Asia in recovery and Europe showing positive growth, there may be an increase in global demand for resources that will make it necessary for the Federal Reserve to tighten monetary policy and slow the economy. However, in our opinion, the Federal Reserve can do so in a controlled manner that will not cause a marked deterioration in the credit quality of corporations, although smaller companies and firms with a high degree of financial leverage may begin to have difficulties obtaining financing should interest rates rise. Given our outlook for interest rates, inflation, and the US economy, we believe that the Ivy Bond Fund is well positioned to benefit.

                                                                               3
                    PERFORMANCE COMPARISON OF THE FUND SINCE
                    INCEPTION (9/85) OF A $10,000 INVESTMENT


                                    [CHART]


IVY BOND FUND
PERFORMANCE COMMENTARY

For the 12 months ended December 31, 1999, the Ivy Bond Fund returned -6.17% versus the Morningstar Corporate Bond--General bond fund universe, its benchmark, which returned -0.62% over the same time period. Rising interest rates,the widening of bond yield spreads, and the Fund's investments in bonds that were ranked low in a company's capital structure all contributed to the Ivy Bond Fund's underperformance.

The Morningstar Corporate Bond--General bond fund benchmark is a compilation of funds that consists primarily of corporate bonds rated BBB or higher. It is not possible to invest in a benchmark.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.


                                      Class A(1)                Class B(2) &  C(3)            Advisor Class(4)      Class 1(5)
                                   ----------------      ---------------------------------    ----------------    ----------------
IVY BOND FUND                        w/       w/o               w/              w/o             w/       w/o        w/       w/o
AVERAGE ANNUAL TOTAL RETURN        Reimb.    Reimb.           Reimb.           Reimb.         Reimb.    Reimb.    Reimb.    Reimb.
                                   ------    ------      --------------   ----------------    ------    ------    ------    ------
FOR PERIODS ENDING                                         w/      w/o      w/       w/o
DECEMBER 31,1999                                          CDSC    CDSC     CDSC     CDSC
                                                         ------   -----   -----    -------

                                                             B:      B:       B:       B:
                                                         (11.63)% (6.97)% (11.63)%  (6.97)%
1 year                                                       C:      C:       C:       C:
                                  (10.63)%  (10.63)%      (7.75)% (6.81)%  (7.75)%  (6.81)%   (6.21)%   (6.21)%      n/a       n/a
                                  ------    ------       ------   -----   ------    -----     -----     -----     ------    ------
                                                             B:      B:       B:       B:
                                                           4.76%   5.09%    4.76%    5.09%
5 year                                                       C:      C:       C:       C:
                                    4.87%     4.87%         n/a     n/a      n/a      n/a       n/a       n/a        n/a       n/a
                                  ------    ------       ------   -----   ------    -----     -----     -----     ------    ------
                                                             B:      B:       B:       B:
                                                            n/a     n/a      n/a      n/a
10 year                                                      C:      C:       C:       C:
                                    6.13%     6.09%         n/a     n/a      n/a      n/a       n/a       n/a        n/a       n/a
                                  ------    ------       ------   -----   ------    -----     -----     -----     ------    ------
                                                             B:      B:       B:       B:
                                                           3.87%   4.01%    3.87%    4.01%
                                                             C:      C:       C:       C:
Since Inception(6)                  7.20%     1.46%        3.07%   3.07%    3.07%    3.07%    (3.39)%   (3.39)%      n/a       n/a
                                  ------    ------       ------   -----   ------    -----     -----     -----     ------    ------

(1)      Class A performance figures include the maximum sales charge of 4.75%.
(2) Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3) Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4) Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5) Class I shares are not subject to an initial sales charge or a CDSC. There were no Class I shares outstanding.
(6) Class A commenced operations September 6, 1985; Class B commenced operations April 1, 1994; Class C commenced operations April 30, 1996; Advisor Class commenced operations January 20, 1998.

         Total returns in some periods were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

         All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Bond Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

    [IVY LEAF LOGO]
--------------------------------------------------------------------------------
    IVY BOND FUND
--------------------------------------------------------------------------------

4

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

--------------------------------------------------------------
  U.S. CORPORATE BONDS -- 90.05%     PRINCIPAL       VALUE
--------------------------------------------------------------
Allied Waste North America Inc.,
  7.625%, 01/01/06(a)..............  $  500,000   $    453,750
American Standard Inc., 7.375%,
  04/15/05(a)......................     480,000        453,600
Amresco Inc., 9.875%, 03/15/05(a)..     337,000        200,515
BRE Properties, 7.125%, 02/15/13...   2,000,000      1,725,000
Burlington Industries, 7.25%,
  08/01/27(a)......................   1,000,000        793,750
Calpine Corporation, 7.75%,
  04/15/09(a)......................     950,000        900,125
CBS Corp., 7.15%, 05/20/05.........     925,000        907,656
CBS Corp., 7.125%, 11/01/23........   1,000,000        893,750
CHS Electronics, 9.875%,
  04/15/05(a)......................   1,505,000        270,900
Circus Circus Enterprises, 7.625%,
  07/15/13(a)......................   1,000,000        860,000
Comcast Cable Communications,
  6.20%, 11/15/08..................   1,045,000        945,725
Conseco Inc., 9.00%, 10/15/06......   2,400,000      2,463,000
Continental Airlines, 6.545%,
  02/02/19.........................   1,499,357      1,371,912
Cyprus Amax Minerals, 8.375%,
  02/01/23.........................   1,575,000      1,571,062
Darden Restaurants Inc., 7.125%,
  02/01/16.........................   1,250,000      1,085,938
Dell Computer Corporation, 6.55%,
  04/15/08.........................     500,000        467,500
Delphi Financial Group Inc., 8.00%,
  10/01/03.........................   2,500,000      2,487,500
Delta Air Lines, 9.30%, 01/02/11...   1,000,000      1,060,000
Delta Air Lines, 9.59%, 01/12/17...   1,500,000      1,567,875
Developers Diversified Realty
  Corp., 6.96%, 12/17/07...........   2,000,000      1,815,000
Developers Diversified Realty
  Corp., 6.625%, 01/15/08..........   1,000,000        872,500
Farmers Insurance Exchange, 8.625%,
  05/01/24.........................   2,000,000      2,025,000
Fort James Corporation, 6.875%,
  09/15/07.........................   1,356,000      1,276,335
Franchise Finance Corp America,
  6.86%, 06/15/07..................   3,750,000      3,304,688
Goldman Sachs Group, L.P., 7.20%,
  03/01/07.........................   1,000,000        920,000
Goldman Sachs Group, L.P., 6.65%,
  05/15/09.........................   1,000,000        930,000
Indianapolis Life Ins. Co. 144A,
  8.66%, 04/01/11..................   2,000,000      2,030,000
Indiantown Cogeneration, 9.77%,
  12/15/20.........................   1,500,000      1,488,750
International Paper Company,
  7.625%, 01/15/07.................   2,000,000      1,985,000
Jackson National Life Ins. Co.
  144A, 8.15%, 03/15/27............   1,000,000        967,500
Jefferies Group Inc., 7.50%,
  08/15/07.........................   2,500,000      2,362,500
K-mart Corporation, 8.375%,
  12/01/04(a)......................     625,000        617,969
Leucadia National Corp., 7.75%,
  08/15/13.........................   2,415,000      2,185,575
Lumbermens Mutual Casualty 144A,
  9.15%, 07/01/26..................   2,000,000      1,960,000

--------------------------------------------------------------
       U.S. CORPORATE BONDS          PRINCIPAL       VALUE
--------------------------------------------------------------
McDermott Inc., 8.75%, 05/19/23....  $2,000,000   $  1,832,500
Meritor Automotive, 6.80%,
  02/15/09.........................   1,000,000        903,750
News America Holdings, 7.75%,
  01/20/24.........................   1,000,000        940,000
News America Holdings, 7.70%,
  10/30/25.........................   2,000,000      1,877,500
Northrop Grumman Corp., 9.375%,
  10/15/24.........................   2,000,000      2,107,500
Pegasus Media & Communications
  144A, 12.50%, 07/01/05(a)........   1,000,000      1,072,500
Pioneer-Standard Electronics,
  8.50%, 08/01/06..................   2,000,000      1,895,000
Praxair Inc., 8.70%, 07/15/22......   2,500,000      2,500,000
Protection One, 7.375%,
  08/15/05(a)......................   1,000,000        795,000
Pulte Corp., 7.625%, 10/15/17......   1,500,000      1,340,625
R&B Falcon Corporation, 6.50%,
  04/15/03(a)......................     480,000        442,800
R.J. Reynolds Tobacco Holdings,
  Inc., 7.375%, 05/15/03...........   2,000,000      1,885,000
Royal Caribbean Cruises, 7.50%,
  10/15/27.........................   2,000,000      1,787,500
Safeway Inc., 7.00%, 09/15/07......   1,000,000        958,750
Servicemaster Company, 7.25%,
  03/01/38.........................   2,500,000      2,193,750
Sithe/Independence Funding Corp.,
  9.00%, 12/30/13..................   2,000,000      2,042,500
Spieker Properties, 7.35%,
  12/01/17.........................   2,975,000      2,655,187
Storage USA Partnership L.P.,
  7.00%, 12/01/07..................   1,200,000      1,069,500
Storage USA Partnership L.P.,
  8.20%, 06/01/17..................   2,240,000      1,982,400
TCI Communications, Inc., 8.75%,
  08/01/15.........................   1,000,000      1,086,250
TCI Communications Inc., 9.25%,
  01/15/23.........................   2,000,000      2,077,500
TE Products Pipeline Co., 7.51%,
  01/15/28.........................   1,975,000      1,715,781
Tenet Healthcare Corp., 8.00%,
  01/15/05(a)......................     480,000        462,000
Time Warner Inc., 9.125%,
  01/15/13.........................   1,500,000      1,676,250
Time Warner Inc., 9.15%,
  02/01/23.........................   1,500,000      1,642,500
Tommy Hilfiger USA, 6.50%,
  06/01/03.........................   1,975,000      1,876,250
Torchmark Corporation, 7.875%,
  05/15/23.........................   2,000,000      1,867,500
Unisys Corporation, 7.875%,
  04/01/08(a)......................     480,000        462,000
Watson Pharmaceuticals, 7.125%,
  05/15/08.........................   2,955,000      2,637,337
                                                  ------------
TOTAL U.S. CORPORATE BONDS
  (Cost $98,182,632)...............                 91,005,505
                                                  ------------
U.S. DOLLAR DENOMINATED FOREIGN
  CORPORATE BONDS -- 7.40%
Abitibi Consolidated Inc., 7.50%,
  04/01/28.........................   1,950,000      1,662,375
Alestra 144A, 12.125%,
  05/15/06(a)......................     600,000        604,500

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

--------------------------------------------------------------
U.S. DOLLAR DENOMINATED
FOREIGN CORPORATE BONDS              PRINCIPAL       VALUE
--------------------------------------------------------------
Buenos Aires Embotelladora
  Argentina S.A. (BAESA), 12.00%,
  08/03/05(a)(d)...................  $  161,000   $    161,000
Cemex S.A., 12.75%, 07/15/07(a)....     750,000        845,625
Cia Brasileira de Petroleo Ipiranga
  S.A. 144A, 10.625%,
  02/25/03(a)......................   1,000,000        990,000
Equimar Shipholdings Ltd., 9.875%,
  07/01/07(a)......................   1,050,000        656,250
Grupo Industrial Durango S.A.
  (GIDUSA), 12.625%, 08/1/03(a)....   1,000,000      1,001,250
Polysindo International Finance Co.
  BV, 11.375%, 06/15/06(a)(b)(c)...   1,000,000        160,000
Telekomunikacja Polska S.A. Finance
  BV (TPSA) 144A, 7.75%,
  12/10/08.........................   1,500,000      1,396,875
                                                  ------------
TOTAL U.S. DOLLAR DENOMINATED
  FOREIGN CORPORATE BONDS
  (Cost $9,152,091)................                  7,477,875
                                                  ------------
                                       SHARES
                                     ----------
EQUITY SECURITIES -- 0.04%
Buenos Aires Embotelladora
  Argentina S.A. (BAESA)(c)(d)
  (Cost $309,699)..................   1,219,559         38,165
                                                  ------------
RIGHTS & WARRANTS (C) -- 0.16%
Gothic Energy Restricted
  Warrants.........................       4,767             --
Gothic Energy Warrants.............       6,941             --
Gothic Energy 144A Warrants........      14,000         14,000
McCaw International Ltd.
  Warrants.........................       2,000          5,000

--------------------------------------------------------------
         EQUITY SECURITIES             SHARES        VALUE
--------------------------------------------------------------
RSL Communications Ltd. 144A
  Warrants.........................       1,000         60,000

Terex Corp. -- Appreciation
  Rights...........................       4,000   $     80,000
                                                  ------------
TOTAL RIGHTS & WARRANTS
  (Cost $0)........................                    159,000
                                                  ------------
TOTAL INVESTMENTS -- 97.65%
(Cost -- $107,644,422)(e)..........                 98,680,545
OTHER ASSETS, LESS LIABILITIES --
  2.35%............................                  2,378,452
                                                  ------------
NET ASSETS -- 100%.................               $101,058,997
                                                  ============
(a) Below investment grade security
(b) Issuer is in default on interest payments.
(c) Non-income producing security
(d) Securities valued in good faith by the
    Valuation Committee of the Board of
    Trustees. See Note 1 to the Financial
    Statements.
(e) Cost is approximately the same for Federal
    income tax purposes.
OTHER INFORMATION:
At December 31, 1999, net unrealized depreciation based on
cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation..............   $    879,105
    Gross unrealized depreciation..............     (9,842,982)
                                                  ------------
        Net unrealized depreciation............   $ (8,963,877)
                                                  ============
Purchases and sales of securities other than U.S. Government securities and short-term obligations aggregated $36,056,032 and $79,316,788, respectively, for the period ended December
31, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY BOND FUND
--------------------------------------------------------------------------------

6

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investments, at value (identified cost -- $107,644,422).....  $ 98,680,545
Cash........................................................       534,174
Receivables
  Fund shares sold..........................................         4,415
  Interest..................................................     2,370,514
Other assets................................................        52,887
                                                              ------------
  Total assets..............................................   101,642,535
                                                              ------------
LIABILITIES
Payables
  Fund shares repurchased...................................       398,146
  Management fee............................................        65,430
  12b-1 service and distribution fees.......................        42,952
  Other payables to related parties.........................        38,729
Accrued expenses............................................        38,281
                                                              ------------
  Total liabilities.........................................       583,538
                                                              ------------
NET ASSETS..................................................  $101,058,997
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($69,248,656/8,354,971 shares outstanding)................  $       8.29
                                                              ============
Maximum offering price per share ($8.29 x 100/95.25)*.......  $       8.70
                                                              ============
CLASS B
Net asset value, offering price and redemption price** per
  share ($27,549,930/3,327,248 shares outstanding)..........  $       8.28
                                                              ============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($3,928,178/472,968 shares outstanding).............  $       8.31
                                                              ============
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($332,233/40,118 shares outstanding)................  $       8.28
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $127,765,985
  Accumulated net realized loss on investments..............   (17,519,732)
  Accumulated net investment loss...........................      (223,379)
  Net unrealized depreciation on investments................    (8,963,877)
                                                              ------------
NET ASSETS..................................................  $101,058,997
                                                              ============

  *    On sales of more than $100,000 the offering price is
       reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Interest..................................................             $ 11,721,418
                                                                         ------------
EXPENSES
  Management fee............................................  $907,299
  Transfer agent............................................   310,628
  Administrative services fee...............................   131,460
  Custodian fees............................................    91,260
  Blue Sky fees.............................................    35,615
  Auditing and accounting fees..............................    43,343
  Shareholder reports.......................................    29,551
  Fund accounting...........................................   102,984
  Trustees' fees............................................     9,240
  12b-1 service and distribution fees.......................   651,255
  Legal.....................................................    29,012
  Other.....................................................    10,589
                                                                         ------------
      Total expenses........................................                2,352,236
                                                                         ------------
NET INVESTMENT INCOME.......................................                9,369,182
                                                                         ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments..........................              (14,598,790)
  Net change in unrealized depreciation on investments......               (3,705,523)
                                                                         ------------
      Net loss on investments...............................              (18,304,313)
                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $ (8,935,131)
                                                                         ============

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY BOND FUND
--------------------------------------------------------------------------------

8

STATEMENT OF CHANGES IN NET ASSETS

                                                                     FOR THE YEARS
                                                                  ENDED DECEMBER 31,
                                                              ---------------------------
                                                                  1999           1998
                                                              ---------------------------
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $  9,369,182   $ 10,579,351
  Net realized loss on investments..........................   (14,598,790)      (701,990)
  Net change in unrealized depreciation on investments......    (3,705,523)   (10,804,689)
                                                              ------------   ------------
      Net decrease resulting from operations................    (8,935,131)      (927,328)
                                                              ------------   ------------
Class A distributions
Dividends
    From net investment income..............................    (6,523,088)    (7,864,249)
    In excess of net investment income......................      (106,066)            --
                                                              ------------   ------------
      Total distributions to Class A shareholders...........    (6,629,154)    (7,864,249)
                                                              ------------   ------------
Class B distributions
Dividends
    From net investment income..............................    (2,391,825)    (2,093,426)
    In excess of net investment income......................       (38,891)       (65,500)
                                                              ------------   ------------
      Total distributions to Class B shareholders...........    (2,430,716)    (2,158,926)
                                                              ------------   ------------
Class C distributions
Dividends
    From net investment income..............................      (433,785)      (598,287)
    In excess of net investment income......................        (7,053)       (12,551)
                                                              ------------   ------------
      Total distributions to Class C shareholders...........      (440,838)      (610,838)
                                                              ------------   ------------
Advisor Class distributions
Dividends
    From net investment income..............................       (21,268)       (23,389)
    In excess of net investment income......................          (346)          (513)
                                                              ------------   ------------
      Total distributions to Advisor Class shareholders.....       (21,614)       (23,902)
                                                              ------------   ------------
Fund share transactions (Note 4)
  Class A...................................................   (27,828,111)    11,160,978
  Class B...................................................    (9,560,939)    26,333,094
  Class C...................................................    (6,392,927)     5,413,523
  Advisor Class.............................................        25,495        374,347
                                                              ------------   ------------
      Net (decrease) increase resulting from Fund share
       transactions.........................................   (43,756,482)    43,281,942
                                                              ------------   ------------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................   (62,213,935)    31,696,699
NET ASSETS
  Beginning of period.......................................   163,272,932    131,576,233
                                                              ------------   ------------
  END OF PERIOD.............................................  $101,058,997   $163,272,932
                                                              ============   ============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------
                                                                               for the year ended
                        CLASS A                                                   December 31,
----------------------------------------------------------------------------------------------------------------------
                                                             1999        1998       1997      1996       1995
SELECTED PER SHARE DATA                                   ------------------------------------------------------------
Net asset value, beginning of period....................   $  9.54     $  10.22   $   9.80   $  9.78   $   9.01
                                                          ------------------------------------------------------------
  Income (loss) from investment operations
  Net investment income.................................       .67          .69        .80       .72        .67(a)
  Net gains or losses on securities (both realized and
    unrealized).........................................     (1.24)        (.69)       .42       .03        .84
                                                          ------------------------------------------------------------
  Total from investment operations......................      (.57)          --       1.22       .75       1.51
                                                          ------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income..........................       .67          .68        .80       .72        .63
    In excess of net investment income..................       .01           --         --       .01         --
  Returns of capital....................................        --           --         --        --        .11
                                                          ------------------------------------------------------------
    Total distributions.................................       .68          .68        .80       .73        .74
                                                          ------------------------------------------------------------
Net asset value, end of period..........................   $  8.29     $   9.54   $  10.22   $  9.80   $   9.78
                                                          ============================================================
Total return (%)(b).....................................     (6.17)         .00      11.87      8.06      17.41
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)................   $69,249     $109,445   $106,497   $97,881   $108,840
Ratio of expenses to average net assets
  With expense reimbursement (%)........................        --           --         --        --       1.54
  Without expense reimbursement (%).....................      1.52         1.39       1.47      1.56       1.54
Ratio of net investment income to average net assets
  (%)...................................................      7.40         6.88       7.08      7.36       7.09(a)
Portfolio turnover rate (%).............................        28           43         71        90         93

----------------------------------------------------------------------------------------------------------------------
                                                                               for the year ended
                        CLASS B                                                   December 31,
----------------------------------------------------------------------------------------------------------------------
                                                             1999        1998       1997      1996       1995
SELECTED PER SHARE DATA                                   ------------------------------------------------------------
Net asset value, beginning of period....................   $  9.53     $  10.22   $   9.80   $  9.78   $   9.01
                                                          ------------------------------------------------------------
  Income (loss) from investment operations
  Net investment income.................................       .59          .59        .68       .64        .60(a)
  Net gains or losses on securities (both realized and
    unrealized).........................................     (1.24)        (.67)       .46       .04        .84
                                                          ------------------------------------------------------------
  Total from investment operations......................      (.65)        (.08)      1.14       .68       1.44
                                                          ------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income..........................       .59          .59        .72       .64        .56
    In excess of net investment income..................       .01          .02         --       .02         --
  Returns of capital....................................        --           --         --        --        .11
                                                          ------------------------------------------------------------
    Total distributions.................................       .60          .61        .72       .66        .67
                                                          ------------------------------------------------------------
Net asset value, end of period..........................   $  8.28     $   9.53   $  10.22   $  9.80   $   9.78
                                                          ============================================================
Total return (%)(b).....................................     (6.97)        (.81)     11.12      7.25      16.54
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)................   $27,550     $ 42,166   $ 18,499   $ 5,300   $  5,184
Ratio of expenses to average net assets
  With expense reimbursement (%)........................        --           --         --        --       2.29
  Without expense reimbursement (%).....................      2.36         2.13       2.21      2.29       2.29
Ratio of net investment income to average net assets
  (%)...................................................      6.55         6.13       6.35      6.62       6.34(a)
Portfolio turnover rate (%).............................        28           43         71        90         93

10

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------
                                                                                               for the period
                                                                                               April 30, 1996
                                                                 for the year ended            (commencement)
                        CLASS C                                     December 31,               to December 31,
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                      1999       1998        1997            1996
                                                          --------------------------------------------------------
Net asset value, beginning of period....................   $  9.55     $ 10.24     $  9.82         $ 9.44
                                                          --------------------------------------------------------
  Income (loss) from investment operations
  Net investment income.................................       .62         .60         .64            .39
  Net gains or losses on securities (both realized and
    unrealized).........................................     (1.25)       (.68)        .48            .43
                                                          --------------------------------------------------------
  Total from investment operations......................      (.63)       (.08)       1.12            .82
                                                          --------------------------------------------------------
  Less distributions
  Dividends
    From net investment income..........................       .61         .60         .70            .39
    In excess of net investment income..................        --         .01          --            .05
                                                          --------------------------------------------------------
    Total distributions.................................       .61         .61         .70            .44
                                                          --------------------------------------------------------
Net asset value, end of period..........................   $  8.31     $  9.55     $ 10.24         $ 9.82
                                                          ========================================================
Total return (%)........................................     (6.81)(b)    (.81)(b)   11.11(b)        8.81(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)................   $ 3,928     $11,266     $ 6,580         $  618
Ratio of expenses to average net assets (%).............      2.26        2.12        2.20           2.35(d)
Ratio of net investment income to average net assets
  (%)...................................................      6.65        6.15        6.35           6.56(d)
Portfolio turnover rate (%).............................        28          43          71             90

------------------------------------------------------------------------------------------------
                                                                             for the period
                                                           for the year     January 20, 1998
                                                               ended         (commencement)
                     ADVISOR CLASS                         December 31,     to December 31,
------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                        1999               1998
                                                          --------------------------------------
Net asset value, beginning of period....................      $  9.54           $ 10.28
                                                          --------------------------------------
  Loss from investment operations
  Net investment income.................................          .67               .69
  Net gains or losses on securities (both realized and
    unrealized).........................................        (1.24)             (.72)
                                                          --------------------------------------
  Total from investment operations......................         (.57)             (.03)
                                                          --------------------------------------
  Less distributions
  Dividends
    From net investment income..........................          .67               .69
    In excess of net investment income..................          .02               .02
                                                          --------------------------------------
    Total distributions.................................          .69               .71
                                                          --------------------------------------
Net asset value, end of period..........................      $  8.28           $  9.54
                                                          ======================================
Total return (%)........................................        (6.21)(b)          (.30)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)................      $   332           $   347
Ratio of expenses to average net assets (%).............         1.43              1.11(d)
Ratio of net investment income to average net assets
  (%)...................................................         7.49              7.16(d)
Portfolio turnover rate (%).............................           28                43

  (a) Net investment income    (b) Total return does not    (c) Total return             (d) Annualized
  is net of expenses           reflect a sales charge.      represents aggregate
  reimbursed by Manager.                                    total return and does not
                                                            reflect a sales charge.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              11

NOTES TO FINANCIAL STATEMENTS

Ivy Bond Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities or on the basis of dealer quotes. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1999, securities valued by the Valuation Committee amounted to $199,165 (.20% of net assets) and have been noted as such in the Portfolio of Investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income is accrued on a daily basis. Corporate actions on foreign securities are recorded on the ex date. If such information is not available on the ex date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax-basis capital loss carryover of approximately $14,806,000 as of December 31, 1999 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires $2,215,000 in 2003, $365,000 in 2006 and $12,226,000 in 2007.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared monthly. Distributions from capital gains, if any, are declared in December.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. As a result, Net investment income and Net realized loss on investments may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .75% of the first $100 million in average net assets, and .50% of average net assets in excess of $100 million.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. As compensation for these services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1999, the net amount of underwriting discount retained by IMDI was $8,759.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $220,181, $363,123, and $67,951, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

[IVY LEAF LOGO]
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--------------------------------------------------------------------------------

12

IVY MACKENZIE SERVICES CORP. -- (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $184,983, $110,587, $14,027 and $1,031, for Class A, Class B, Class
C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                              YEAR ENDED                  YEAR ENDED
                           DECEMBER 31, 1999           DECEMBER 31, 1998
----------------------------------------------------------------------------
       CLASS A           SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................   3,068,442   $ 27,762,931    4,228,736   $ 42,547,340
Issued on
 reinvestment of
 distributions.......     443,025      3,925,441      492,080      4,877,468
Repurchased..........  (6,632,340)   (59,516,483)  (3,661,831)   (36,263,830)
                       ----------   ------------   ----------   ------------
Net (decrease)/
 increase............  (3,120,873)  $(27,828,111)   1,058,985   $ 11,160,978
                       ==========   ============   ==========   ============

                              YEAR ENDED                  YEAR ENDED
                           DECEMBER 31, 1999           DECEMBER 31, 1998
----------------------------------------------------------------------------
       CLASS B           SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................   1,149,199   $ 10,430,940    3,607,412   $ 36,104,675
Issued on
 reinvestment of
 distributions.......     106,758        944,576       98,591        972,810
Repurchased..........  (2,352,740)   (20,936,455)  (1,092,874)   (10,744,391)
                       ----------   ------------   ----------   ------------
Net (decrease)/
 increase............  (1,096,783)  $ (9,560,939)   2,613,129   $ 26,333,094
                       ==========   ============   ==========   ============

                              YEAR ENDED                  YEAR ENDED
                           DECEMBER 31, 1999           DECEMBER 31, 1998
----------------------------------------------------------------------------
       CLASS C           SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................     147,492   $  1,322,066      796,777   $  8,013,954
Issued on
 reinvestment of
 distributions.......      13,078        116,032       13,159        132,586
Repurchased..........    (866,732)    (7,831,025)    (273,586)    (2,733,017)
                       ----------   ------------   ----------   ------------
Net (decrease)/
 increase............    (706,162)  $ (6,392,927)     536,350   $  5,413,523
                       ==========   ============   ==========   ============

                                                        FOR THE PERIOD
                                                        APRIL 30, 1998
                              YEAR ENDED                (COMMENCEMENT)
                           DECEMBER 31, 1999         TO DECEMBER 31, 1998
----------------------------------------------------------------------------
    ADVISOR CLASS        SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................      31,292   $    277,077       59,160   $    601,995
Issued on
 reinvestment of
 distributions.......       1,794         15,700        1,241         12,160
Repurchased..........     (29,292)      (267,282)     (24,077)      (239,808)
                       ----------   ------------   ----------   ------------
Net increase.........       3,794   $     25,495       36,324   $    374,347
                       ==========   ============   ==========   ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              13

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
IVY BOND FUND (THE "FUND"):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 4, 2000

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY BOND FUND
--------------------------------------------------------------------------------

14

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

On September 30, 1999, a special shareholder meeting (the "Meeting") was held at the offices of Mackenzie Investment Management Inc., Boca Raton, Florida, for the following purposes (and with the following results):

PROPOSAL 1: With respect to Ivy Fund, to elect Trustees.

----------------------------------------------------
NOMINEE:                         FOR:      WITHHOLD:
----------------------------------------------------
James W. Broadfoot...........  7,935,746    367,059
Keith J. Carlson.............  7,935,509    367,296
Stanley Channick.............  7,918,546    384,259
Roy J. Glauber...............  7,925,197    377,608
Edward M. Tighe..............  7,936,047    366,758

The other Trustees of Ivy Fund previously elected by shareholders whose term of office continued after the meeting were John S. Anderegg, Jr., Paul H. Broyhill, Frank W. DeFriece, Jr., Joseph G. Rosenthal, Richard N. Silverman and J. Brendan Swan.

PROPOSAL 2: With respect to the Fund, to ratify or reject the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

------------------------------
  FOR:     AGAINST:   ABSTAIN:
------------------------------
7,871,377  120,934    310,494

PROPOSAL 3: With respect to the Fund, to approve or disapprove the revision of certain fundamental investment policies.

3.1 DIVERSIFICATION:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
6,207,792   102,477   455,551     1,536,986

3.2 BORROWING:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
6,134,748   145,510   485,562     1,536,986

3.3 SENIOR SECURITIES:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
6,149,256   143,827   472,737     1,536,986

3.4 UNDERWRITING:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
6,174,815   112,806   478,199     1,536,986

3.5 REAL ESTATE:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
6,183,941   112,193   469,686     1,536,986

3.6 COMMODITIES:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
6,141,166   152,439   472,214     1,536,986

3.7 LOANS:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
6,173,784   123,766   468,270     1,536,986

3.8 CONCENTRATION:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
6,196,042   112,216   457,561     1,536,986

3.9 OTHER POLICIES:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
6,134,032   151,355   480,432     1,536,986

---------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner (or other persons entitled to vote) nor has discretionary power to vote on a particular matter.

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

02IBFX123199

[IVY FUNDS LOGO]

ANNUAL REPORT

This report and financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33422-6139
800.456.5111

DECEMBER 31, 1999

BOARD OF TRUSTEES

John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS

Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL

Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN

Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS

PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111

[MACKENZIE LOGO]

                             IVY CHINA REGION FUND

OVERVIEW

The Ivy China Region Fund invests in equity securities of companies and countries that are expected to benefit from the economic development and growth of the China region. The majority of the Fund's holdings are invested in Hong Kong, Taiwan, South Korea, and mainland China.

     For the 12-month period ending December 31, 1999, the Ivy China Region Fund returned 46.72% compared to its benchmark index, the Hang Seng Index, which returned 68.80%. (For the Fund's total return with sales charge and performance commentary, please refer to page 3.) We believe that the Fund's underperformance is partly due to its exposure to Chinese stocks, which returned just 16.83% over the same period. Another factor that we believe contributed to the Fund's lagging performance was its above-average cash position in the final quarter of 1999. The Fund's management team maintained this cash reserve as insurance against Y2K-related liquidity constraints, and so that the Fund could take advantage of any Y2K-related sell-off. However, the sell-off did not materialize and the Hang Seng Index pushed to new heights only to end the year at 16962.1.

MARKET COMMENTARY

Equity markets in the China region performed well in 1999, as the region recovered from much of the turmoil of the previous two years. We believe the Hong Kong and Korean markets, representing 58% and 8% of the Ivy China Region Fund assets at year-end, respectively, exceeded precrisis peaks fueled by investors' expectations of economic recovery in the region. Chinese equities, which represent 10% of the Fund, did not perform as well, in our view, primarily as a result of investor concern over the potential for a devaluation of the Chinese currency.

     Recently, there has been great debate among analysts and economists over whether China will devalue its currency, the renminbi. While many market participants believe that a devaluation of the renminbi in 2000 is likely, we believe that currently it seems less probable. If devaluation of the Chinese currency occurs, its impact, in our view, will be mixed, with some sectors benefiting and others suffering. We believe a more important issue for China and Hong Kong is the continued effort to reform state-owned enterprises. Recently, the Chinese government showed its strong commitment to deepening and broadening economic reforms in the financial sector and in state-owned companies. We believe this should be positive for investments in the region.

     While exports from the region appear to have been largely responsible

[IVY LEAF LOGO]

--------------------------------------------------------------------------------
IVY CHINA REGION FUND
--------------------------------------------------------------------------------
2

for accelerating growth in 1999, our research shows domestic consumption remains quite weak. We believe weak consumer demand remains the major concern in mainland China, as our analysis shows private consumption accounts for 46% of gross domestic product. We believe that decelerating retail sales' gains, falling from over 10% in 1997 down to 6% at the end of 1999, have raised concerns by economists that China may be losing steam.

      "We believe that the recent agreement with the United States, which paves the way for China to join the World Trade Organization (WTO), has significant implications for future growth in the region."

TOURISM BENEFITS HONG KONG.

In Hong Kong, our research indicates that consumer demand has recovered somewhat from the depths of the crisis due to the "feel good factor" of rising stock prices. However, we expect it will be sometime before local demand reaches precrisis levels. We expect that strong growth in tourist arrivals from Japan, Korea, and mainland China may provide a boost to Hong Kong's service-oriented economy in 2000, further stimulating consumer demand and benefiting the economy, as our research shows that consumer services represent 70% of Hong Kong's gross domestic product.

     The Fund's largest weighting continues to be Hong Kong, where the market, as measured by the Hang Seng Index, gained 68.80% in 1999. In our view, the Hong Kong market provides the best access for investors to secular growth in mainland China. Many of the infrastructure, manufacturing, consumer goods, and financial services companies, which we believe are direct beneficiaries of the economic growth throughout the China region, are domiciled in Hong Kong and are characterized by seasoned management teams with excellent ties to the mainland. We expect this level of integration may increase going forward with the deepening of state-owned enterprise reform in mainland China. If privatization on the mainland takes hold, the Hong Kong stock market should play a more important role in providing the much-needed capital resources for restructuring.

KOREAN MARKET REBOUNDS.

While the strength of the recovery in Korea has certainly been impressive, we have adopted a somewhat cautious view of the market. In our view, the Korean economy has roared back from the crisis and could be in danger of overheating. We believe that an interest-rate hike is likely in 2000 and could well jeopardize the cleanup of the banking system. Strong economic growth and a sharp increase in earnings may also be leading to complacency among corporations in Korea, which has the potential to endanger much-needed restructuring.

LOOKING AHEAD.

We believe that the long-term secular trend in the China region will continue to be upward, largely sustained by growth in demand from the mainland. We believe that the recent agreement with the United States, which paves the way for China to join the World Trade Organization (WTO), has significant implications for future growth in the region. We believe the agreement highlights the Chinese government's commitment to accelerating reforms and reducing the role of the state-owned sector in the economy. In our opinion, privatization of state-owned assets could attract significant foreign direct investment and increase the market's profile within the international investment community. Although there may be short-term dislocations in the Chinese economy, particularly as an increase in imports may threaten some of China's domestic manufacturers, the net effect of China's membership in the WTO should be extremely positive for China over the next decade.

PERFORMANCE COMPARISON OF THE FUND SINCE
INCEPTION (10/93) OF A $10,000 INVESTMENT


                                    [CHART]

IVY CHINA REGION FUND
PERFORMANCE COMMENTARY

In 1999, the Ivy China Region Fund returned 46.72% compared to its benchmark, the Hang Seng Index, which returned 68.80%. In our view, the Fund's exposure to Chinese stocks, which returned just 16.83% over the period, and an above-average cash position in the final quarter of 1999 contributed to the Fund's underperformance versus its benchmark. The sell-off we expected in December was postponed into the first week of 2000. Early in the year, we plan to take advantage of some attractive valuations--putting the Fund's cash to work.

The Lipper Average China Region Fund represents the performance of the average China fund as measured by Lipper Inc. It is not possible to invest in a benchmark. The Hang Seng Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.


                                                   Class A(1)               Class B(2) & C(3)                Advisor Class(4)
 IVY CHINA REGION FUND                            w/        w/o          w/                  w/o              w/        w/o
 AVERAGE ANNUAL TOTAL RETURN                     Reimb.    Reimb.       Reimb.               Reimb.          Reimb.    Reimb.
 FOR PERIODS ENDING
 DECEMBER 31, 1999                                                   w/        w/o        w/        w/o
                                                                    CDSC      CDSC       CDSC      CDSC

                                                                     B:        B:        B:        B:
                                                                    40.33%    45.33%    39.38%    44.38%

 1 year                                                              C:        C:        C:        C:
                                                38.28%    37.38%    44.41%    45.41%    43.27%    44.27%     46.29%    45.91%

                                                                     B:        B:        B:        B:
                                                                     1.02%     1.40%      .56%      .94%
 5 year                                                              C:        C:        C:        C:
                                                  .97%      .50%     n/a       n/a       n/a       n/a        n/a       n/a

                                                                     B:         B:        B:       B:
                                                                   (1.29)%   (1.29)%   (1.74)%   (1.74)%
 Since Inception(5)                                                  C:         C:        C:       C:
                                                (1.48)%   (1.95)%   (.71)%    (.71)%   (1.21)%   (1.21)%     9.01%     8.59%

(1)      Class A performance figures include the maximum sales charge of 5.75%.
(2) Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3) Class C performance figures are calculated with and without the applicable CDSC,up to a maximum of 1.00%.
(4) Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5) Class A and Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations February 10, 1998.

Total returns were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy China Region Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

    [IVY LEAF LOGO]
--------------------------------------------------------------------------------
    IVY CHINA REGION FUND
--------------------------------------------------------------------------------

4

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

--------------------------------------------------------------
     EQUITY SECURITIES -- 86.90%        SHARES        VALUE
--------------------------------------------------------------
CHINA -- 9.84%
------------------------------------
Anhui Expressway Co. Ltd. ...........  2,744,000   $   257,685
First Tractor Company Limited -- H
  Shares.............................  1,362,000       192,731
Guangdong Kelon Electrical Holdings
  Co. Ltd. -- H Shares...............    266,000       201,890
Hainan Airlines Co., Ltd.(a).........    350,000       108,500
Huaneng Power International, Inc. ...    200,000        47,597
Inner Mongolia Erdos Cashmere
  Products Co. Ltd. 'B'..............    681,000       153,906
Qingling Motors Company -- H
  Shares.............................  1,900,000       229,754
Shanghai Dazhong Taxi Company --
  Class B............................    639,000       209,592
Shanghai Diesel Engine Co.
  Ltd. -- Class B....................    648,000       120,528
Shanghai Posts & Telecommunications
  Equipment Co. Ltd. -- Class B......    817,440       150,409
Shanghai Worldbest Co., Ltd. ........    432,000        84,672
Shenzhen Konka Electronics Group Ltd.
  Class B............................    312,000       236,804
Zhejiang Southeast Electric Power
  Co., Ltd. -- Class B...............    289,393        69,454
Zhenhai Refining and Chemical Company
  Ltd. ..............................    200,000        35,505
                                                   -----------
                                                     2,099,027
                                                   -----------
HONG KONG -- 58.40%
------------------------------------
Asia Satellite Telecommunications
  Holdings Ltd. .....................      4,000       140,000
Asia Satellite Telecommunications
  Holdings Ltd. ADR..................    100,000       315,815
Cathay Pacific Airways...............    230,000       409,788
CDL Hotels International Ltd.........    440,000       175,467
Cheung Kong Holdings Ltd. ...........    100,000     1,270,337
Cheung Kong Infrastructure
  Holdings...........................    111,000       214,188
China Hong Kong Photo Products
  Holdings, Ltd. ....................  2,600,000       334,468
China Southern Airlines Company
  Limited(a).........................  1,458,000       318,851
Citic Pacific Ltd. ..................    150,000       564,415
CLP Holdings Ltd. ...................     30,000       138,161
Cosco Pacific Limited................    326,000       270,495
Dao Heng Bank Group Ltd. ............     66,000       340,463
Founder Hong Kong Ltd. ..............    167,600       204,823
Giordano International Ltd. .........    404,000       415,770
Gold Peak Industries (Holdings)
  Limited............................    983,000       207,386
Guangdong Tannery Ltd. ..............     39,950         1,233
Hang Seng Bank.......................     20,900       238,614
Hong Kong & China Gas Company
  Ltd. ..............................    171,072       234,374
Hong Kong Electric Holdings Ltd. ....    120,000       375,119
Hong Kong Land Holdings Ltd. ........    289,000       427,720
Hong Kong Telecommunications Ltd. ...    124,000       358,113
HSBC Holdings plc....................     75,600     1,060,059
i-CABLE Communications Limited(a)....        172           233
Jardine International Motor Holdings
  Ltd. ..............................    524,000       262,892
Jardine Strategic Holdings Ltd. .....    190,250       378,598
JCG Holdings Ltd. ...................    188,000       105,808
Lamex Holdings Ltd. .................    780,000        18,563
Li & Fung Ltd. ......................    199,600       500,699
New World Development Company Ltd. ..    196,535       442,445
New World Infrastructure Ltd. .......    200,133       256,167
Orient Overseas International
  Ltd. ..............................  1,218,000       473,974
Siu-Fung Ceramics Holdings, Ltd......  1,110,327        17,997
Sun Hung Kai Properties Ltd. ........     44,800       466,815

--------------------------------------------------------------
--------------------------------------------------------------
          EQUITY SECURITIES             SHARES        VALUE
Swire Pacific Ltd. ..................     39,500   $   233,234
Tingyi (Cayman Island) Holding
  Co.(a).............................  1,494,000       105,705
Union Bank of Hong Kong Ltd. ........    130,249       108,911
VTech Holdings Limited...............    108,000       351,501
Wharf Holdings Ltd. .................     69,000       160,217
Wing Hang Bank Limited...............    131,000       448,265
Yue Yuen Industrial Holdings.........     47,200       112,937
                                                   -----------
                                                    12,460,620
                                                   -----------
MALAYSIA -- 0.09%
------------------------------------
Leader Universal Holdings -- Class
  A..................................     61,666        19,798
                                                   -----------
SINGAPORE -- 2.76%
------------------------------------
Clipsal Industries Limited...........    114,816       126,807
Elec & Eltek International Co.
  Ltd. ..............................    142,500       461,700
                                                   -----------
                                                       588,507
                                                   -----------
SOUTH KOREA -- 7.93%
------------------------------------
Hyundai Motor Company Ltd. ..........     14,181       225,334
Pohang Iron & Steel Company Ltd. ....      2,000       233,934
Samsung Electronics Co., Ltd. .......      3,564       836,886
Samsung Electronics Co., Ltd. 144A
  Sponsored GDR......................        640        50,880
Samsung Electronics Co., Ltd. 144A
  Sponsored GDR, Registered S, N/V...        430        52,568
Shinhan Bank.........................     26,840       291,430
                                                   -----------
                                                     1,691,032
                                                   -----------
TAIWAN -- 7.88%
------------------------------------
Acer Incorporation(a)................    166,390       501,558
Compal Electronics Inc. .............     76,076       256,013
Far Eastern Department Stores
  Ltd. ..............................    274,854       119,235
Hon Hai Precision Industry Co.,
  Ltd.(a)............................     49,000       365,742
Taiwan Semiconductor Manufacturing
  Company(a).........................     82,300       438,408
                                                   -----------
                                                     1,680,956
                                                   -----------
TOTAL INVESTMENTS -- 86.90%
  (Cost -- $15,968,670)
    (Cost on Federal income tax
      basis -- $16,482,806)..........               18,539,940
OTHER ASSETS, LESS LIABILITIES -- 13.10%             2,795,673
                                                   -----------
NET ASSETS -- 100%...................              $21,335,613
                                                   ===========
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
N/V -- Non voting security
(a) Non-income producing security
OTHER INFORMATION:
At December 31, 1999, net unrealized appreciation based on
cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation...............   $ 5,726,709
    Gross unrealized depreciation...............    (3,155,439)
                                                   -----------
        Net unrealized appreciation for
financial statement purposes....................     2,571,270
    Less: tax basis adjustments.................      (514,136)
                                                   -----------
        Net unrealized appreciation for Federal
          income tax purposes...................   $ 2,057,134
                                                   ===========
Purchases and sales of securities other than short-term
obligations aggregated $3,966,467 and $7,433,894,
respectively, for the period ended December 31, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investments, at value (identified cost -- $15,968,670)......  $18,539,940
Cash........................................................    2,825,556
Receivables
  Fund shares sold..........................................       12,549
  Dividends and interest....................................       10,824
  Manager for expense reimbursement.........................        9,694
Other assets................................................        6,177
                                                              -----------
  Total assets..............................................   21,404,740
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................        9,611
  Management fee............................................       17,926
  12b-1 service and distribution fees.......................        9,675
  Other payables to related parties.........................       13,114
Accrued expenses............................................       18,801
                                                              -----------
  Total liabilities.........................................       69,127
                                                              -----------
NET ASSETS..................................................  $21,335,613
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($12,737,758/1,392,718 shares outstanding)................  $      9.15
                                                              ===========
Maximum offering price per share ($9.15 x 100/94.25)*.......  $      9.71
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($7,508,480/830,867 shares outstanding).............  $      9.04
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($776,327/85,577 shares outstanding)................  $      9.07
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($313,048/34,649 shares outstanding)................  $      9.03
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $25,549,290
  Accumulated net investment loss on investments and foreign
    currency transactions...................................   (6,784,955)
  Net unrealized appreciation on investments and foreign
    currency transactions...................................    2,571,278
                                                              -----------
NET ASSETS..................................................  $21,335,613
                                                              ===========

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
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IVY CHINA REGION FUND
--------------------------------------------------------------------------------

6

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends.................................................             $  541,497
  Interest..................................................                 72,738
                                                                         ----------
                                                                            614,235
                                                                         ----------
EXPENSES
  Management fee............................................  $191,792
  Transfer agent............................................    98,352
  Administrative services fee...............................    19,179
  Custodian fees............................................    54,365
  Blue Sky fees.............................................    23,816
  Auditing and accounting fees..............................    22,619
  Shareholder reports.......................................    16,136
  Fund accounting...........................................    36,086
  Trustees' fees............................................     9,240
  12b-1 service and distribution fees.......................   104,517
  Legal.....................................................    26,936
  Other.....................................................     1,545
                                                                         ----------
                                                                            604,583
  Expenses reimbursed by Manager............................               (125,910)
                                                                         ----------
      Net expenses..........................................                478,673
                                                                         ----------
NET INVESTMENT INCOME.......................................                135,562
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................                924,189
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................              6,328,151
                                                                         ----------
      Net gain on investment transactions...................              7,252,340
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $7,387,902
                                                                         ==========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  1999           1998
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................  $   135,562    $   242,809
  Net realized gain (loss) on investments and foreign
    currency transactions...................................      924,189     (5,197,689)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................    6,328,151      1,012,350
                                                              -----------    -----------
      Net increase (decrease) resulting from operations.....    7,387,902     (3,942,530)
                                                              -----------    -----------
Class A distributions
  Dividends from net investment income......................     (116,226)      (124,272)
  Distributions from capital gains..........................       (9,904)            --
                                                              -----------    -----------
      Total distributions to Class A shareholders...........     (126,130)      (124,272)
                                                              -----------    -----------
Class B distributions
  Dividends from net investment income......................      (17,335)       (44,037)
  Distributions from capital gains..........................       (6,000)            --
                                                              -----------    -----------
      Total distributions to Class B shareholders...........      (23,335)       (44,037)
                                                              -----------    -----------
Class C distributions
  Dividends from net investment income......................         (944)        (2,395)
  Distributions from capital gains..........................         (623)            --
                                                              -----------    -----------
      Total distributions to Class C shareholders...........       (1,567)        (2,395)
                                                              -----------    -----------
Advisor Class distributions
  Dividends from net investment income......................       (4,321)          (121)
  Distributions from capital gains..........................         (236)            --
                                                              -----------    -----------
      Total distributions to Advisor Class shareholders.....       (4,557)          (121)
                                                              -----------    -----------
Fund share transactions (Note 5)
  Class A...................................................     (759,913)      (616,533)
  Class B...................................................   (1,087,549)       (87,455)
  Class C...................................................     (217,633)      (382,691)
  Advisor Class.............................................      313,989         12,424
                                                              -----------    -----------
      Net decrease resulting from Fund share transactions...   (1,751,106)    (1,074,255)
                                                              -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................    5,481,207     (5,187,610)
NET ASSETS
  Beginning of period.......................................   15,854,406     21,042,016
                                                              -----------    -----------
  END OF PERIOD.............................................  $21,335,613    $15,854,406
                                                              ===========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $        --    $     3,264
                                                              ===========    ===========

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
8

                          CLASS A                                       for the year ended December 31,
------------------------------------------------------------------------------------------------------------------
                                                                1999      1998      1997      1996      1995
SELECTED PER SHARE DATA                                       ----------------------------------------------------
Net asset value, beginning of period........................  $  6.30    $  8.04   $ 10.30   $  8.58   $  8.61
                                                              ----------------------------------------------------
  Income (loss) from investment operations
  Net investment income(a)..................................      .08        .13       .02(b)     .03      .14
  Net gains or losses on securities (both realized and
    unrealized).............................................     2.86      (1.78)    (2.28)(b)    1.74    (.01)
                                                              ----------------------------------------------------
  Total from investment operations..........................     2.94      (1.65)    (2.26)     1.77       .13
                                                              ----------------------------------------------------
  Less distributions
  Dividends
    From net investment income..............................      .08        .09        --       .03       .14
    In excess of net investment income......................       --         --        --       .02        --
  Distributions
    From capital gains......................................      .01         --        --        --        --
    In excess of capital gains..............................       --         --        --        --       .02
                                                              ----------------------------------------------------
    Total distributions.....................................      .09        .09        --       .05       .16
                                                              ----------------------------------------------------
Net asset value, end of period..............................  $  9.15    $  6.30   $  8.04   $ 10.30   $  8.58
                                                              ----------------------------------------------------
                                                              ----------------------------------------------------
Total return (%)(c).........................................    46.72     (20.56)   (21.94)    20.50      1.59
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $12,738    $ 9,061   $12,020   $15,290   $12,855
Ratio of expenses to average net assets(d)
  With expense reimbursement (%)............................     2.19       2.30      2.44      2.20      2.20
  Without expense reimbursement (%).........................     2.84       2.86      2.51      2.48      2.73
Ratio of net investment income to average net assets
  (%)(a)....................................................     1.01       1.60       .28       .32      1.61
Portfolio turnover rate (%).................................       23         56        20        22        25

--------------------------------------------------------------------------------

                          CLASS B                                       for the year ended December 31,
------------------------------------------------------------------------------------------------------------------
                                                                1999      1998      1997      1996      1995
SELECTED PER SHARE DATA                                       ----------------------------------------------------
Net asset value, beginning of period........................  $  6.24    $  7.96   $ 10.28   $  8.58   $  8.61
                                                              ----------------------------------------------------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................      .02        .05      (.04)(b)    (.04)     .08
  Net gains or losses on securities (both realized and
    unrealized).............................................     2.81      (1.73)    (2.28)(b)    1.74    (.02)
                                                              ----------------------------------------------------
  Total from investment operations..........................     2.83      (1.68)    (2.32)     1.70       .06
                                                              ----------------------------------------------------
  Less distributions
  Dividends
    From net investment income..............................      .02        .04        --        --       .08
    In excess of net investment income......................       --         --        --        --       .01
  Distributions from capital gains..........................      .01         --        --        --        --
                                                              ----------------------------------------------------
    Total distributions.....................................      .03        .04        --        --       .09
                                                              ----------------------------------------------------
Net asset value, end of period..............................  $  9.04    $  6.24   $  7.96   $ 10.28   $  8.58
                                                              ----------------------------------------------------
                                                              ----------------------------------------------------
Total return (%)(c).........................................    45.33     (21.04)   (22.57)    19.67       .83
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $ 7,508    $ 6,080   $ 7,893   $ 8,995   $ 6,905
Ratio of expenses to average net assets(d)
  With expense reimbursement (%)............................     2.97       3.08      3.17      2.95      2.95
  Without expense reimbursement (%).........................     3.62       3.64      3.24      3.23      3.48
Ratio of net investment income (loss) to average net assets
  (%)(a)....................................................      .24        .82      (.45)     (.43)      .86
Portfolio turnover rate (%).................................       23         56        20        22        25

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                                               9

                                                                                                  for the period
                                                                                                  April 30, 1996
                                                                                                  (commencement)
                          CLASS C                              for the year ended December 31,    to December 31,
---------------------------------------------------------------------------------------------------------------------
                                                                1999         1998        1997          1996
SELECTED PER SHARE DATA                                       -------------------------------------------------------
Net asset value, beginning of period........................   $  6.25     $  7.94     $ 10.24        $  9.44
                                                              ----------------------------------------------------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................       .02         .08        (.03)(b)          --
  Net gains or losses on securities (both realized and
    unrealized).............................................      2.82       (1.75)      (2.27)(b)         .89
                                                              ----------------------------------------------------
  Total from investment operations..........................      2.84       (1.67)      (2.30)           .89
                                                              ----------------------------------------------------
  Less distributions
  Dividends
    From net investment income..............................       .01         .02          --             --
    In excess of net investment income......................        --          --          --            .09
  Distributions from capital gains..........................       .01          --          --             --
                                                              ----------------------------------------------------
    Total distributions.....................................       .02         .02          --            .09
                                                              ----------------------------------------------------
Net asset value, end of period..............................   $  9.07     $  6.25     $  7.94        $ 10.24
                                                              ----------------------------------------------------
                                                              ----------------------------------------------------
Total return (%)............................................     45.41(c)   (21.02)(c)  (22.46)(c)        9.39(e)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................   $   776     $   704     $ 1,129        $   449
Ratio of expenses to average net assets(d)
  With expense reimbursement (%)............................      3.03        2.98        3.05           2.71(f)
  Without expense reimbursement (%).........................      3.68        3.54        3.12           2.99(f)
Ratio of net investment income (loss) to average net assets
  (%)(a)....................................................       .18         .92        (.33)          (.19)(f)
Portfolio turnover rate (%).................................        23          56          20             22

--------------------------------------------------------------------------------

                                                                                for the period
                                                              for the year     February 10, 1998
                                                                  ended         (commencement)
                       ADVISOR CLASS                          December 31,      to December 31,
----------------------------------------------------------------------------------------------------
                                                                  1999               1998
SELECTED PER SHARE DATA                                       --------------------------------------
Net asset value, beginning of period........................     $  6.27            $  7.89
                                                              ----------------------------------
  Income (loss) from investment operations
  Net investment income(a)..................................         .04                .08
  Net gains or losses on securities (both realized and
    unrealized).............................................        2.86              (1.62)
                                                              ----------------------------------
  Total from investment operations..........................        2.90              (1.54)
                                                              ----------------------------------
  Less distributions
  From net investment income................................         .13                .08
  Distributions from capital gains..........................         .01                 --
                                                              ----------------------------------
    Total distributions.....................................         .14                .08
                                                              ----------------------------------
Net asset value, end of period..............................     $  9.03            $  6.27
                                                              ----------------------------------
                                                              ----------------------------------
Total return (%)............................................       46.29(c)          (19.56)(e)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $   313            $    10
Ratio of expenses to average net assets(d)
  With expense reimbursement (%)............................        1.79               2.92(f)
  Without expense reimbursement (%).........................        2.44               3.48(f)
Ratio of net investment income to average net assets
  (%)(a)....................................................        1.42                .98(f)
Portfolio turnover rate (%).................................          23                 56

(a) Net investment income (loss) is    (b) Based on average shares            (c) Total return does not reflect a
net of expenses reimbursed by          outstanding                            sales charge.
Manager.
(d) From 1995 to 1998, total           (e) Total return represents            (f) Annualized
expenses include fees paid             aggregate total return and does not
indirectly, if any, through an         reflect a sales charge.
expense offset arrangement.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY CHINA REGION FUND
--------------------------------------------------------------------------------

10

NOTES TO FINANCIAL STATEMENTS

Ivy China Region Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1999, the interest rate was 3.75%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax-basis capital loss carryover of approximately $6,282,000 as of December 31, 1999, which may be applied against any realized net taxable capital gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires $264,000 in 2002, $203,000 in 2003, $1,033,000 in 2004, $416,000 in 2005, $4,238,000 in 2006 and
$128,000 in 2007.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities and certain securities sold at a loss. As a result, Net investment income and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              11

of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of its average net assets.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.
Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1999, the net amount of underwriting discount retained by IMDI was $3,502.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $28,776, $68,312 and $7,429, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $57,560, $36,099, $4,363 and $330, for Class A, Class B, Class C and Advisor Class respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.
4. CONCENTRATION OF CREDIT RISK

The Fund primarily invests in equity securities of companies in the China region. Therefore, the Fund is more susceptible to factors adversely affecting securities within the China region than is an equity fund that is not concentrated in such securities to the same extent.

5. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C, and Advisor Class were as follows:

                              YEAR ENDED                  YEAR ENDED
                           DECEMBER 31, 1999           DECEMBER 31, 1998
----------------------------------------------------------------------------
       CLASS A           SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................   2,892,229   $ 19,961,432    2,287,353   $ 14,147,859
Issued on
 reinvestment of
 distributions.......      12,715        113,544       17,535        109,945
Repurchased..........  (2,949,520)   (20,834,889)  (2,363,014)   (14,874,337)
                       ----------   ------------   ----------   ------------
Net decrease.........     (44,576)  $   (759,913)     (58,126)  $   (616,533)
                       ==========   ============   ==========   ============

                              YEAR ENDED                  YEAR ENDED
                           DECEMBER 31, 1999           DECEMBER 31, 1998
----------------------------------------------------------------------------
       CLASS B           SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................     147,314   $  1,099,716      665,157   $  4,445,368
Issued on
 reinvestment of
 distributions.......       1,988         17,556        5,669         35,150
Repurchased..........    (293,462)    (2,204,821)    (687,061)    (4,567,973)
                       ----------   ------------   ----------   ------------
Net decrease.........    (144,160)  $ (1,087,549)     (16,235)  $    (87,455)
                       ==========   ============   ==========   ============

                              YEAR ENDED                  YEAR ENDED
                           DECEMBER 31, 1999           DECEMBER 31, 1998
----------------------------------------------------------------------------
       CLASS C           SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................      64,217   $    459,612      275,555   $  1,869,126
Issued on
 reinvestment of
 distributions.......         105            930          245          1,523
Repurchased..........     (91,400)      (678,175)    (305,285)    (2,253,340)
                       ----------   ------------   ----------   ------------
Net decrease.........     (27,078)  $   (217,633)     (29,485)  $   (382,691)
                       ==========   ============   ==========   ============

                              YEAR ENDED                  YEAR ENDED
                           DECEMBER 31, 1999           DECEMBER 31, 1998
----------------------------------------------------------------------------
    ADVISOR CLASS        SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................     123,402   $  1,090,855       82,048   $    621,435
Issued on
 reinvestment of
 distributions.......         478          4,224           19            121
Repurchased..........     (90,832)      (781,090)     (80,466)      (609,132)
                       ----------   ------------   ----------   ------------
Net increase.........      33,048   $    313,989        1,601   $     12,424
                       ==========   ============   ==========   ============

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY CHINA REGION FUND
--------------------------------------------------------------------------------

12

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
IVY CHINA REGION FUND (THE "FUND"):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 4, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              13

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

On September 30, 1999, a special shareholder meeting (the "Meeting") was held at the offices of Mackenzie Investment Management Inc., Boca Raton, Florida, for the following purposes (and with the following results):

PROPOSAL 1: With respect to Ivy Fund, to elect Trustees.

----------------------------------------------------
NOMINEE:                         FOR:      WITHHOLD:
----------------------------------------------------
James W. Broadfoot...........  1,279,406    53,249
Keith J. Carlson.............  1,275,655    57,000
Stanley Channick.............  1,277,732    54,923
Roy J. Glauber...............  1,280,397    52,258
Edward M. Tighe..............  1,277,386    55,268

The other Trustees of Ivy Fund previously elected by shareholders whose term of office continued after the meeting were John S. Anderegg, Jr., Paul H. Broyhill, Frank W. DeFriece, Jr., Joseph G. Rosenthal, Richard N. Silverman and J. Brendan Swan.

PROPOSAL 2: With respect to the Fund, to ratify or reject the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

------------------------------
  FOR:     AGAINST:   ABSTAIN:
------------------------------
1,271,758   31,214     29,683

PROPOSAL 3: With respect to the Fund, to approve or disapprove the revision of certain fundamental investment policies.

3.1 DIVERSIFICATION:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
1,016,865   30,108     55,517      230,165

3.2 BORROWING:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
1,008,809   39,531     54,150      230,165

3.3 SENIOR SECURITIES:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
1,013,577   31,917     56,996      230,165

3.4 UNDERWRITING:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
1,011,615   33,087     57,788      230,165

3.5 REAL ESTATE:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
1,013,456   34,414     54,620      230,165

3.6 COMMODITIES:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
1,005,733   39,279     57,478      230,165

3.7 LOANS:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
1,012,209   32,150     58,131      230,165

3.8 CONCENTRATION:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
1,014,775   32,512     55,203      230,165

3.9 OTHER POLICIES:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
1,008,557   36,368     57,565      230,165

---------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner (or other persons entitled to vote) nor has discretionary power to vote on a particular matter.

14

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

02ICRF123199

                                [IVY FUNDS LOGO]

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

DECEMBER 31, 1999

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111

[MACKENZIE LOGO]

                      IVY GLOBAL SCIENCE & TECHNOLOGY FUND

OVERVIEW

Benefiting by a gain of more than 65% in the final quarter of 1999, the Ivy Global Science & Technology Fund ended 1999 up 122.56%. This marks the best one-year performance for the Fund since its inception in July 1996, and the second year in a row in which it outperformed its benchmark, the Russell 2000 Technology Index, which returned 101.32% for the same period. (For the Fund's total return with sales charge and performance commentary, please refer to page 3.) In our opinion, the technology sector benefited more from the positive economic environment, including subdued inflation, relatively low interest rates, and robust growth, than probably any other sector of the economy. We believe that this was clearly reflected in the performance of many investments in the portfolio.

MARKET COMMENTARY

Our research shows that, overall, technology companies delivered significant earnings growth in 1999, experiencing strong end-user demand for their products, even in some countries with slow economic growth. We believe that consequently, investors became enamored with technology stocks. Over the 12-month period ending December 31, 1999, technology stocks were the market leaders, outperforming almost all other types of equity investments. The technology-heavy NASDAQ Composite Index posted a gain of 85.6%. Our analysis shows that this record-setting performance resulted in high valuations for technology stocks, both on an absolute and a relative basis. Despite their high valuations, we believe technology stocks may outperform the broader market in the long term due to what we view as their potential to deliver higher earnings growth than other sectors of the market.

INTERNET STOCKS LEAD THE MARKET.

Another positive factor for technology companies was the rapid growth of the Internet in 1999. While the performance of pure-play Internet stocks received considerable press over the reporting period, our research indicates that several technology sectors, such as semiconductors, telecommunications, and software, outperformed the Internet sector on a year-to-date basis. We think that it's fair to say that the strong performance of these sectors was driven by the underlying growth of the Internet. Our studies indicate that over 196 million people worldwide were on the Internet by the end of 1999, up 1,300% from 1995. What's more, we anticipate almost 160% growth from now through 2003, when we believe that over half a billion people should be connected to the Internet.

         The Internet is one of the fastest-growing forms of mass communication in history, and we believe it will probably be very pervasive because of its two-way communications capabilities, providing for electronic commerce and interactive marketing. In our opinion, the Internet is fundamentally changing the way consumers and businesses communicate and transact business. We are projecting that business-to-business commerce may more than double every year for the next several years, putting corporations under pressure to "webify" their businesses. We anticipate that this may create growth opportunities for many companies in the portfolio of the Ivy Global Science & Technology Fund. It is our view that this growth should persist in the future due to continued electronic commerce adoption, international Internet growth, wireless access from mobile phones, and the electronic distribution of other media like voice and video.

"DESPITE THEIR HIGH VALUATIONS, WE BELIEVE TECHNOLOGY STOCKS MAY OUTPERFORM THE
    BROADER MARKET IN THE LONG TERM DUE TO THEIR POTENTIAL TO DELIVER HIGHER
               EARNINGS GROWTH THAN OTHER SECTORS OF THE MARKET."

         We believe another factor affecting technology stocks over the reporting period was concerns about the transition to the Year 2000 (Y2K). While our research shows that Y2K boosted technology spending over the past few years, the redeployment of resources away from addressing these concerns to more productive uses should be positive for technology investments over the next few years. Another bright spot for technology companies should be a new product cycle for the Microsoft Windows(R) operating system. Businesses and individuals are likely to begin upgrading to Windows 2000, and we believe this may spur demand for more powerful PCs.

INTEREST RATES AND TECHNOLOGY STOCKS.

Historically, rising interest rates have been bad news for technology stocks. However, our research shows that technology stocks turned in one of their best years on record, despite the fact that the Federal Reserve Board raised interest rates three times in 1999. Although we believe continued rate hikes by the Federal Reserve Board may cause some short-term performance problems for technology stocks, over the long run, we believe that technology should remain a fertile area of growth. We believe those investors willing to take a long-term view may be rewarded.

PERFORMANCE COMPARISON OF THE FUND SINCE
 INCEPTION (7/96) OF A $10,000 INVESTMENT


                                    [CHART]


IVY GLOBAL SCIENCE & TECHNOLOGY FUND
PERFORMANCE COMMENTARY

For the 12 months ended December 31, 1999, the Ivy Global Science & Technology Fund returned 122.56%, outpacing its benchmark, the Russell 2000 Technology Index, which gained 101.32% for the same period. We believe the Fund's strong performance can be attributed to a number of factors. It is well documented that while the US economy has performed well over the last few years, many other parts of the world have been struggling. Our research shows that within the last year, strong economic growth experienced in the US began to spread to other regions of the world, in particular to Asia, which was hard-hit by an economic crisis in 1997. Also, we think that to boost productivity and sales, businesses in the world's recovering economies may be starting to make the same investments in technology that US companies have made over the last few years.

The Russell 2000 Technology Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.



                                    Class A(1)                       Class B(2) &  C(3)            Advisor Class(4)     Class 1(5)
IVY GLOBAL SCIENCE & TECHNOLOGY  --------------------------------------------------------------------------------------------------
FUND AVERAGE ANNUAL TOTAL           w/       w/o              w/                  w/o               w/       w/o       w/      w/o
RETURN FOR PERIODS ENDING         Reimb.    Reimb           Reimb.               Reimb.           Reimb.    Reimb.    Reimb.  Reimb.
DECEMBER 31, 1999                ---------------------------------------------------------------------------------------------------
                                                        w/         w/o        w/        w/o
                                                        CDSC       CDSC      CDSC      CDSC
                                                       ---------------------------------------
                                                         B:         B:        B:         B:
                                                       115.82%    120.82%    115.82%   120.82%

                                                         C:         C:        C:         C:
1 year                            109.76%    109.76%   119.98%    120.98%    119.98%   120.98%     122.56%  122.56%     n/a     n/a
------------------------------------------------------------------------------------------------------------------------------------
                                                         B:         B:        B:         B:
                                                        60.79%     60.98%    60.75%     60.79%

                                                         C:         C:        C:         C:
Since Inception(6)                 59.35%     59.27%    61.17%     61.17%    61.22%    61.22%       74.87%   74.87%     n/a     n/a
------------------------------------------------------------------------------------------------------------------------------------


         (1)Class A performance figures include the maximum sales charge of 5.75%.
         (2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
         (3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
         (4)Advisor Class shares are not subject to an initial sales charge or a CDSC.
         (5)Class I shares are not subject to an initial sales charge or CDSC. There were no Class I shares outstanding.
         (6)Class A, Class B and Class C commenced operations July 22, 1996; Advisor Class commenced operations April 15, 1998.

         Total returns in some periods were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

         All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Global Science & Technology Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

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--------------------------------------------------------------------------------
IVY GLOBAL SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

4

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

--------------------------------------------------------------
      EQUITY SECURITIES -- 96.82%         SHARES      VALUE
--------------------------------------------------------------
BUSINESS SERVICES -- 0.89%
Concord EFS, Inc(a).....................  16,050   $   413,287
NOVA Corporation(a).....................   7,000       220,938
Profit Recovery Group
  International, Inc. (The)(a)..........   8,400       223,125
                                                   -----------
                                                       857,350
                                                   -----------
COMPUTER EQUIPMENT &
  STORAGE -- 6.82%
Brocade Communications Systems,
  Inc.(a)...............................   2,800       495,600
EMC Corporation(a)......................   8,600       939,550
Emulex Corporation(a)...................   2,800       315,000
Gateway Inc.(a).........................   5,000       360,312
Network Appliance, Inc.(a)..............  21,800     1,810,762
PC-Tel, Inc.(a).........................  12,100       635,250
Qlogic Corporation(a)...................   3,000       479,625
Sun Microsystems, Inc.(a)...............  20,000     1,548,750
                                                   -----------
                                                     6,584,849
                                                   -----------
EDUCATIONAL SERVICES -- 0.35%
CBT Group plc -- Spon ADR(a)(b).........  10,000       335,000
                                                   -----------
ELECTRONIC COMMERCE -- 1.38%
Pegasus Systems, Inc.(a)................  11,400       687,562
QRS Corporation(a)......................   6,200       646,738
                                                   -----------
                                                     1,334,300
                                                   -----------
ELECTRONIC MANUFACTURING
  SERVICES -- 2.19%
Flextronics International Ltd.(a)(b)....  19,400       892,400
Jabil Circuit, Inc.(a)..................   5,500       401,500
Sanmina Corporation(a)..................   6,000       599,250
Solectron Corporation(a)................   2,300       218,787
                                                   -----------
                                                     2,111,937
                                                   -----------
HEALTHCARE INFORMATION
  SYSTEMS -- 0.28%
First Consulting Group, Inc.(a).........  17,800       275,900
                                                   -----------
INFORMATION SERVICES -- 2.40%
Dendrite International, Inc.(a).........  23,200       785,900
FactSet Research Systems Inc. ..........   9,750       776,344
Forrester Research, Inc.(a).............   8,800       606,100
Meta Group, Inc.(a).....................   8,100       153,900
                                                   -----------
                                                     2,322,244
                                                   -----------
INTERNET -- 16.89%
Amazon.com, Inc.(a).....................   5,300       403,463
America Online, Inc.(a).................  30,400     2,293,300
BroadVision, Inc.(a)....................   4,500       765,281
Chemdex Corporation(a)..................   4,700       521,700
CMGI Inc.(a)............................   4,600     1,273,625
CNET, Inc.(a)...........................   8,000       454,000
Digimarc Corporation(a).................   1,800        90,000
DoubleClick Inc.(a).....................   3,385       856,617
eBay Inc.(a)............................   3,200       400,600
Excite @Home Corporation -- Series
  A(a)..................................   7,800       334,425
Exodus Communications, Inc.(a)..........  12,400     1,101,275
F5 Networks, Inc.(a)....................   3,700       421,800
InfoSpace.com, Inc.(a)..................   3,800       813,200
Inktomi Corporation(a)..................   5,400       479,250

--------------------------------------------------------------
--------------------------------------------------------------
           EQUITY SECURITIES              SHARES      VALUE
National Information Consortium,
  Inc.(a)...............................  17,200   $   550,400
Network Solutions Inc.(a)...............   4,600     1,000,787
nFront, Inc.(a).........................  20,400       408,000
RealNetworks, Inc.(a)...................   4,300       517,344
S1 Corporation(a).......................   6,400       500,000
SciQuest.com, Inc.(a)...................   7,600       604,200
Stamps.com Inc.(a)......................   9,500       395,437
VeriSign, Inc.(a).......................   4,200       801,938
Yahoo! Inc.(a)..........................   3,067     1,327,052
                                                   -----------
                                                    16,313,694
                                                   -----------
MISCELLANEOUS TECHNOLOGY -- 1.79%
Gemstar International Group Ltd.(a).....  15,200     1,083,000
OpenTV Corporation(a)...................   8,000       642,000
                                                   -----------
                                                     1,725,000
                                                   -----------
NETWORK EQUIPMENT &
  SOFTWARE -- 9.29%
American Power Conversion
  Corporation(a)........................  30,700       809,712
Cisco Systems, Inc.(a)..................  21,000     2,249,625
Clarent Corporation(a)..................  10,800       839,700
Concord Communications, Inc.(a).........  15,200       674,500
Extreme Networks, Inc.(a)...............  10,400       868,400
Micromuse Inc.(a).......................   8,000     1,360,000
Redback Networks Inc.(a)................   1,600       284,000
SonicWall, Inc.(a)......................   6,900       277,725
Sycamore Networks, Inc.(a)..............   1,400       431,200
Visual Networks, Inc.(a)................  14,900     1,180,825
                                                   -----------
                                                     8,975,687
                                                   -----------
OPERATIONAL SUPPORT
  SYSTEMS -- 0.97%
DSET Corporation(a).....................  22,100       825,987
Metasolv Software, Inc.(a)..............   1,400       114,450
                                                   -----------
                                                       940,437
                                                   -----------
PHARMACEUTICALS &
  BIOTECHNOLOGY -- 1.48%
Anesta Corp.(a).........................  11,500       197,656
MedImmune, Inc.(a)......................   1,725       286,134
Sepracor, Inc.(a).......................   2,700       267,806
Shire Pharmaceuticals Group plc
  ADR(a)(b).............................  19,300       562,112
SkyePharma plc -- Sponsored ADR(a)(b)...  16,000       118,000
                                                   -----------
                                                     1,431,708
                                                   -----------
SEMICONDUCTOR EQUIPMENT -- 4.18%
Applied Materials, Inc.(a)..............   7,600       962,825
ASM Lithography Holding NV(a)(b)........   4,500       511,875
Etec Systems, Inc.(a)...................   5,400       242,325
KLA-Tencor Corporation(a)...............   8,700       968,962
Novellus Systems, Inc.(a)...............   2,300       281,822
Photronics, Inc.(a).....................   6,900       197,512
PRI Automation, Inc.(a).................   4,500       302,063
Teradyne, Inc.(a).......................   8,700       574,200
                                                   -----------
                                                     4,041,584
                                                   -----------
SEMICONDUCTORS -- 11.41%
Altera Corporation(a)...................  11,200       555,100
Applied Micro Circuits Corporation(a)...   6,400       814,400

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

--------------------------------------------------------------
           EQUITY SECURITIES              SHARES      VALUE
--------------------------------------------------------------
Broadcom Corporation(a).................   1,900   $   517,512
Chartered Semiconductor Manufacturing
  Limited(a)(b).........................   7,400       540,200
Conexant Systems, Inc.(a)...............  13,900       922,612
Galileo Technology Ltd.(a)(b)...........  17,600       424,600
Genesis Microchip Inc.(a)(b)............  11,000       232,375
Integrated Device Technology, Inc.(a)...  13,500       391,500
Intel Corporation.......................   9,340       768,799
Linear Technology Corporation...........   5,900       422,219
LSI Logic Corporation(a)................  10,100       681,750
Maxim Integrated Products, Inc.(a)......   9,600       453,000
Micrel, Inc.(a).........................   6,800       387,175
NETsilicon, Inc.(a).....................  21,400       429,338
PMC-Sierra, Inc.(a)(b)..................   2,600       416,812
RF Micro Devices, Inc.(a)...............   7,900       540,656
SanDisk Corporation(a)..................   7,300       702,625
Texas Instruments Inc. .................  11,000     1,065,625
Vitesse Semiconductor Corporation(a)....   8,800       461,450
Xilinx, Inc.(a).........................   6,400       291,000
                                                   -----------
                                                    11,018,748
                                                   -----------
SOFTWARE -- 11.66%
Actuate Software Corporation(a).........  12,400       531,650
Best Software, Inc.(a)..................   8,600       253,700
BMC Software Inc.(a)....................   4,500       359,719
Citrix Systems, Inc.(a).................  12,200     1,500,600
Great Plains Software, Inc.(a)..........   3,200       239,200
Legato Systems, Inc.(a).................  20,100     1,383,131
Mercury Interactive Corporation(a)......   5,000       539,688
Microsoft Corporation(a)................  15,400     1,797,950
Oracle Corporation(a)...................   6,400       717,200
Peregrine Systems, Inc.(a)..............   8,700       718,837
Project Software & Development,
  Inc.(a)...............................  10,000       555,000
Quintus Corporation(a)..................   8,400       385,350
Symantec Corporation(a).................  10,100       592,113
USinternetworking, Inc.(a)..............   8,100       565,987
Veritas Software Corp.(a)...............   5,325       762,141
Visio Corporation(a)....................   7,700       365,750
                                                   -----------
                                                    11,268,016
                                                   -----------
SYSTEM INTEGRATORS -- 3.41%
4Front Technologies, Inc.(a)(b).........  25,000       334,375
iXL Enterprises, Inc.(a)................  12,500       693,750
Luminant Worldwide Corporation(a).......  13,200       600,600
Razorfish Inc.(a).......................   3,850       366,231
Sapient Corporation(a)..................   3,200       451,000
Whittman-Hart, Inc.(a)..................  15,800       847,275
                                                   -----------
                                                     3,293,231
                                                   -----------
TELECOMMUNICATION EQUIPMENT -- 13.16%
Advanced Fibre Communications,
  Inc.(a)...............................  17,000       759,687
Airnet Communications Corporation(a)....     300        10,913
ANTEC Corporation(a)....................  13,700       500,050
Aware, Inc.(a)..........................   7,200       261,900
Carrier Access Corporation(a)...........   2,800       188,475
CIENA Corporation(a)....................   5,700       327,750
Comverse Technology, Inc.(a)............   6,600       955,350
E-Tek Dynamics, Inc.(a).................   4,900       659,663

--------------------------------------------------------------
--------------------------------------------------------------
           EQUITY SECURITIES              SHARES      VALUE
General Instrument Corporation(a).......   6,200   $   527,000
Gilat Satellite Networks Ltd.(a)(b).....   5,000       593,750
Globalstar Telecommunications
  Limited(a)............................   8,800       387,200
Harmonic Inc.(a)........................   6,000       569,625
JDS Uniphase Corporation(a).............   6,800     1,096,925
Next Level Communications, Inc.(a)......   8,700       651,412
Nokia Oyj Sponsored ADR(b)..............   7,600     1,444,000
Nortel Networks Corporation(b)..........   7,800       787,800
QUALCOMM Incorporated(a)................   4,000       705,000
Scientific-Atlanta, Inc. ...............   2,700       150,188
SDL, Inc.(a)............................   5,500     1,199,000
Tellabs, Inc.(a)........................  14,600       937,138
                                                   -----------
                                                    12,712,826
                                                   -----------
TELECOMMUNICATION SERVICES -- 7.89%
Covad Communications Group, Inc.(a).....   6,000       335,625
Global Crossing Ltd.(a)(b)..............   5,977       298,850
iBasis, Inc.(a).........................   6,900       198,375
ITXC Corp.(a)...........................   7,800       262,275
MCI WorldCom, Inc.(a)...................  16,350       867,572
McLeodUSA Incorporated(a)...............  18,500     1,089,188
Metromedia Fiber Network, Inc.(a).......  13,000       623,188
Net2Phone, Inc.(a)......................   2,100        96,469
Nextel Communications, Inc.(a)..........   7,700       794,063
NEXTLINK Communications, Inc.(a)........   5,800       481,763
Pac-West Telecomm, Inc.(a)..............  36,800       975,200
PSINet Inc.(a)..........................   2,868       177,099
Rhythms NetConnections Inc.(a)..........  15,000       465,000
Splitrock Services, Inc.(a).............  15,600       310,050
TeleCorp PCS, Inc.(a)...................     600        22,800
WinStar Communications, Inc.(a).........   8,300       621,463
                                                   -----------
                                                     7,618,980
                                                   -----------
TELESERVICES -- 0.38%
Sykes Enterprises, Inc.(a)..............   8,300       364,163
                                                   -----------
TOTAL INVESTMENTS -- 96.82%
  (Cost -- $39,822,866)(c)..............            93,525,654
OTHER ASSETS, LESS LIABILITIES -- 3.18%              3,068,829
                                                   -----------
NET ASSETS -- 100%......................           $96,594,483
                                                   ===========
ADR -- American Depository Receipt
(a) Non-income producing security.
(b) Foreign security.
(c) Cost is approximately the same for Federal
    income tax purposes.

OTHER INFORMATION:
At December 31, 1999, net unrealized appreciation based on
cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation...............   $53,966,069
    Gross unrealized depreciation...............      (263,281)
                                                   -----------
        Net unrealized appreciation.............   $53,702,788
                                                   ===========
Purchases and sales of securities other than short-term
obligations aggregated $39,188,703 and $28,754,339,
respectively, for the period ended December 31, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

6

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investments, at value (identified cost -- $39,822,866)......  $93,525,654
Cash........................................................    3,664,055
Receivables
  Investments sold..........................................      395,894
  Fund shares sold..........................................      905,526
Deferred organization expenses..............................       18,478
Other assets................................................        7,214
                                                              -----------
  Total assets..............................................   98,516,821
                                                              -----------
LIABILITIES
Payables
  Investments purchased.....................................    1,448,029
  Fund shares repurchased...................................      302,179
  Management fee............................................       73,251
  12b-1 service and distribution fees.......................       49,376
  Other payables to related parties.........................       25,267
Accrued expenses............................................       24,236
                                                              -----------
  Total liabilities.........................................    1,922,338
                                                              -----------
NET ASSETS..................................................  $96,594,483
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($41,515,714/848,967 shares outstanding)..................  $     48.90
                                                              ===========
Maximum offering price per share ($48.90 x 100/94.25)*......  $     51.88
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($35,879,013/747,881 shares outstanding)............  $     47.97
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($18,768,723/389,502 shares outstanding)............  $     48.19
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($431,033/8,829 shares outstanding).................  $     48.82
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $42,042,439
  Undistributed net realized gain on investments............      849,256
  Net unrealized appreciation on investments................   53,702,788
                                                              -----------
NET ASSETS..................................................  $96,594,483
                                                              ===========

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends.................................................             $     8,333
  Interest..................................................                  76,051
                                                                         -----------
                                                                              84,384
                                                                         -----------
EXPENSES
  Management fee............................................  $466,093
  Transfer agent............................................    93,208
  Administrative services fee...............................    46,609
  Custodian fees............................................    14,026
  Blue Sky fees.............................................    31,646
  Auditing and accounting fees..............................    21,496
  Shareholder reports.......................................    18,608
  Amortization of organization expenses.....................    12,009
  Fund accounting...........................................    57,838
  Trustees' fees............................................     9,240
  12b-1 service and distribution fees.......................   318,942
  Legal.....................................................    27,301
  Other.....................................................     3,020
                                                                         -----------
      Total expenses........................................               1,120,036
                                                                         -----------
NET INVESTMENT LOSS.........................................              (1,035,652)
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments..........................               9,009,362
  Net change in unrealized appreciation on investments......              40,021,044
                                                                         -----------
      Net gain on investment transactions...................              49,030,406
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $47,994,754
                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

8

STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  1999           1998
                                                              ---------------------------
INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $(1,035,652)   $  (640,698)
  Net realized gain (loss) on
    Investments.............................................    9,009,362        327,469
    Written options.........................................           --       (210,691)
  Net change in unrealized appreciation on investments......   40,021,044      9,515,504
                                                              -----------    -----------
    Net increase resulting from operations..................   47,994,754      8,991,584
                                                              -----------    -----------
Distributions to shareholders from capital gains
  Class A...................................................   (2,818,813)            --
  Class B...................................................   (2,344,250)            --
  Class C...................................................   (1,216,600)            --
  Advisor Class.............................................      (12,840)            --
                                                              -----------    -----------
      Total distributions to shareholders...................   (6,392,503)            --
                                                              -----------    -----------
Fund share transactions (Note 4)
  Class A...................................................    5,807,495      1,495,065
  Class B...................................................   10,548,875       (964,996)
  Class C...................................................    1,740,790        (87,574)
  Advisor Class.............................................      364,323         12,519
                                                              -----------    -----------
      Net increase resulting from Fund share transactions...   18,461,483        455,014
                                                              -----------    -----------
TOTAL INCREASE IN NET ASSETS................................   60,063,734      9,446,598
NET ASSETS
  Beginning of period.......................................   36,530,749     27,084,151
                                                              -----------    -----------
  END OF PERIOD.............................................  $96,594,483    $36,530,749
                                                              ===========    ===========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                                               9

--------------------------------------------------------------------------------------------------------------
                                                                                            for the period
                                                                                             July 22, 1996
                                                              for the year ended            (commencement)
                       CLASS A                                   December 31,               to December 31,
--------------------------------------------------------------------------------------------------------------
                                                          1999       1998        1997            1996
SELECTED PER SHARE DATA                                -------------------------------------------------------
Net asset value, beginning of period.................   $ 23.63     $ 17.47     $ 16.40         $ 10.00
                                                       -------------------------------------------------------
  Income from investment operations
  Net investment loss................................      (.43)       (.36)(a)    (.31)(a)        (.06)(b)
  Net gain on securities (both realized and
    unrealized)......................................     29.27        6.52(a)     1.38(a)         6.49
                                                       -------------------------------------------------------
  Total from investment operations...................     28.84        6.16        1.07            6.43
                                                       -------------------------------------------------------
  Less distributions
  Distributions from capital gains...................      3.57          --          --             .03
                                                       -------------------------------------------------------
    Total distributions..............................      3.57          --          --             .03
                                                       -------------------------------------------------------
Net asset value, end of period.......................   $ 48.90     $ 23.63     $ 17.47         $ 16.40
                                                       =======================================================
Total return (%).....................................    122.56(c)    35.26(c)     6.53(c)        64.34(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).............   $41,516     $17,888     $12,159         $ 8,324
Ratio of expenses to average net assets
  With expense reimbursement (%).....................        --          --          --            2.19(e)
  Without expense reimbursement (%)..................      1.98        2.16        2.11            2.90(e)
Ratio of net investment loss to average net assets
  (%)................................................     (1.80)      (1.88)      (1.91)          (2.18)(b)(e)
Portfolio turnover rate (%)..........................        62          73          54              23

--------------------------------------------------------------------------------------------------------------
                                                                                            for the period
                                                                                             July 22, 1996
                                                              for the year ended            (commencement)
                       CLASS B                                   December 31,               to December 31,
--------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                   1999       1998        1997            1996
                                                       -------------------------------------------------------
Net asset value, beginning of period.................   $ 23.31     $ 17.37     $ 16.44         $ 10.00
                                                       -------------------------------------------------------
  Income from investment operations
  Net investment loss................................      (.62)       (.50)(a)    (.32)(a)        (.06)(b)
  Net gain on securities (both realized and
    unrealized)......................................     28.67        6.44(a)     1.25(a)         6.52
                                                       -------------------------------------------------------
  Total from investment operations...................     28.05        5.94         .93            6.46
                                                       -------------------------------------------------------
  Less distributions
  Distributions from capital gains...................      3.39          --          --             .02
                                                       -------------------------------------------------------
    Total distributions..............................      3.39          --          --             .02
                                                       -------------------------------------------------------
Net asset value, end of period.......................   $ 47.97     $ 23.31     $ 17.37         $ 16.44
                                                       =======================================================
Total return (%).....................................    120.82(c)    34.20(c)     5.66(c)        64.59(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).............   $35,879     $10,197     $ 8,577         $ 3,425
Ratio of expenses to average net assets
  With expense reimbursement (%).....................        --          --          --            2.99(e)
  Without expense reimbursement (%)..................      2.74        2.95        2.92            3.70(e)
Ratio of net investment loss to average net assets
  (%)................................................     (2.55)      (2.67)      (2.72)          (2.98)(b)(e)
Portfolio turnover rate (%)..........................        62          73          54              23

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
10

-------------------------------------------------------------------------------------------------------------
                                                                                            for the period
                                                                                             July 22, 1996
                                                              for the year ended            (commencement)
                       CLASS C                                   December 31,               to December 31,
-------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                   1999       1998        1997            1996
                                                       ------------------------------------------------------
Net asset value, beginning of period.................   $ 23.38     $ 17.40     $ 16.46         $10.00
                                                       ------------------------------------------------------
  Income from investment operations
  Net investment loss................................      (.70)       (.48)(a)    (.42)(a)       (.05)(b)
  Net gain on securities (both realized and
    unrealized)......................................     28.87        6.46(a)     1.36(a)        6.53
                                                       ------------------------------------------------------
  Total from investment operations...................     28.17        5.98         .94           6.48
                                                       ------------------------------------------------------
  Less distributions
  Distributions from capital gains...................      3.36          --          --            .02
                                                       ------------------------------------------------------
    Total distributions..............................      3.36          --          --            .02
                                                       ------------------------------------------------------
Net asset value, end of period.......................   $ 48.19     $ 23.38     $ 17.40         $16.46
                                                       ======================================================
Total return (%).....................................    120.98(c)    34.37(c)     5.71(c)       64.84(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).............   $18,769     $ 8,431     $ 6,348         $2,106
Ratio of expenses to average net assets
  With expense reimbursement (%).....................        --          --          --           2.95(e)
  Without expense reimbursement (%)..................      2.68        2.84        2.85           3.66(e)
Ratio of net investment loss to average net assets
  (%)................................................     (2.49)      (2.56)      (2.65)         (2.94)(b)(e)
Portfolio turnover rate (%)..........................        62          73          54             23

-----------------------------------------------------------------------------------------
                                                                          for the period
                                                        for the year      April 15, 1998
                                                            ended         (commencement)
                    ADVISOR CLASS                       December 31,     to December 31,
-----------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                     1999               1998
                                                       ----------------------------------
Net asset value, beginning of period.................      $ 23.62           $ 20.19
                                                       ----------------------------------
  Income from investment operations
  Net investment loss................................         (.24)             (.20)(a)
  Net gain on securities (both realized and
    unrealized)......................................        29.07              3.63(a)
                                                       ----------------------------------
  Total from investment operations...................        28.83              3.43
                                                       ----------------------------------
  Less distributions
  Distributions from capital gains...................         3.63                --
                                                       ----------------------------------
    Total distributions..............................         3.63                --
                                                       ----------------------------------
Net asset value, end of period.......................      $ 48.82           $ 23.62
                                                       ==================================
Total return (%).....................................       122.56(c)          16.99(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).............      $   431           $    15
Ratio of expenses to average net assets(%)...........         1.89              2.18(e)
Ratio of net investment loss to average net assets
  (%)................................................        (1.71)            (1.91)(e)
Portfolio turnover rate (%)..........................           62                73

  (a) Based on average     (b) Net investment      (c) Total return        (d) Total return        (e) Annualized
  shares outstanding.      loss is net of          does not reflect a      represents aggregate
                           expenses reimbursed     sales charge.           total return and
                           by Manager.                                     does not reflect a
                                                                           sales charge.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              11

NOTES TO FINANCIAL STATEMENTS

Ivy Global Science & Technology Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Advisor Class and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

OPTIONS -- The Fund may invest in option contracts for the purpose of increasing or decreasing their exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect the value of the Fund's securities. An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy, in the case of a call option, or sell, in the case of a put option, the underlying security of the contract. An option on a stock index gives the purchaser the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds of the sale in determining whether the Fund has realized a gain or loss on the transaction. For options on indices, cash settlement by the Fund is required if the option is exercised. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
(put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. Exchange traded written call options are valued daily at the last sale price or, in the absence of a sale, at the calculated mean of the bid and asked prices, subject to certain reasonability criteria on the spread between the bid and asked prices.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earns interest at variable interest rates. At December 31, 1999, the interest rate was 3.75%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

Pursuant to Code Section 852, the Fund designates $3,078,662 as long-term capital gain distributions for its taxable year ended December 31, 1999.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gains, if any, are declared in December.

DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities," in connection with its organization

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

12

have been deferred and are being amortized on a straight-line basis over a five year period.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss and non-deductible organization expenses. As a result, Net investment loss and Net realized gain on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1999, the net amount of underwriting discount retained by IMDI was $14,766.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class and Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $48,885, $168,658, and $101,399 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $41,973, $35,175, $15,873 and $187, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                             YEAR ENDED                YEAR ENDED
                          DECEMBER 31, 1999        DECEMBER 31, 1998
-----------------------------------------------------------------------
       CLASS A          SHARES       AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------
Sold.................   505,052   $ 16,958,259    320,126   $ 6,486,249
Issued on
 reinvestment of
 distributions.......    55,874      2,645,066         --            --
Repurchased..........  (468,791)   (13,795,830)  (259,273)   (4,991,184)
                       --------   ------------   --------   -----------
Net increase.........    92,135   $  5,807,495     60,853   $ 1,495,065
                       ========   ============   ========   ===========

                             YEAR ENDED                YEAR ENDED
                          DECEMBER 31, 1999        DECEMBER 31, 1998
-----------------------------------------------------------------------
       CLASS B          SHARES       AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------
Sold.................   371,473   $ 11,662,058     88,408   $ 1,667,703
Issued on
 reinvestment of
 distributions.......    38,614      1,793,612         --            --
Repurchased..........   (99,651)    (2,906,795)  (144,818)   (2,632,699)
                       --------   ------------   --------   -----------
Net increase/
 (decrease)..........   310,436   $ 10,548,875    (56,410)  $  (964,996)
                       ========   ============   ========   ===========

                             YEAR ENDED                YEAR ENDED
                          DECEMBER 31, 1999        DECEMBER 31, 1998
-----------------------------------------------------------------------
       CLASS C          SHARES       AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------
Sold.................    88,831   $  3,130,374     56,748   $ 1,055,472
Issued on
 reinvestment of
 distributions.......    20,486        955,872         --            --
Repurchased..........   (80,472)    (2,345,456)   (60,890)   (1,143,046)
                       --------   ------------   --------   -----------
Net increase/
 (decrease)..........    28,845   $  1,740,790     (4,142)  $   (87,574)
                       ========   ============   ========   ===========

                                                     FOR THE PERIOD
                                                     APRIL 30, 1998
                             YEAR ENDED              (COMMENCEMENT)
                          DECEMBER 31, 1999       TO DECEMBER 31, 1998
-----------------------------------------------------------------------
    ADVISOR CLASS       SHARES       AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------
Sold.................     8,734   $    376,835      1,642   $    32,780
Issued on
 reinvestment of
 distributions.......       105          4,962
Repurchased..........      (640)       (17,474)    (1,012)      (20,261)
                       --------   ------------   --------   -----------
Net increase.........     8,199   $    364,323        630   $    12,519
                       ========   ============   ========   ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              13

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
IVY GLOBAL SCIENCE & TECHNOLOGY FUND (THE "FUND"):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 4, 2000

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

14

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

On September 30, 1999, a special shareholder meeting (the "Meeting") was held at the offices of Mackenzie Investment Management Inc., Boca Raton, Florida, for the following purposes (and with the following results):

PROPOSAL 1: With respect to Ivy Fund, to elect Trustees.

---------------------------------------------------
NOMINEE:                         FOR:     WITHHOLD:
---------------------------------------------------
James W. Broadfoot............  771,647    15,968
Keith J. Carlson..............  771,434    16,182
Stanley Channick..............  769,160    18,456
Roy J. Glauber................  769,232    18,383
Edward M. Tighe...............  771,647    15,968

The other Trustees of Ivy Fund previously elected by shareholders whose term of office continued after the meeting were John S. Anderegg, Jr., Paul H. Broyhill, Frank W. DeFriece, Jr., Joseph G. Rosenthal, Richard N. Silverman and J. Brendan Swan.

PROPOSAL 2: With respect to the Fund, to ratify or reject the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

----------------------------
 FOR:    AGAINST:   ABSTAIN:
----------------------------
755,342   3,304      28,969

PROPOSAL 3: With respect to the Fund, to approve or disapprove the revision of certain fundamental investment policies.

3.1 DIVERSIFICATION:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
684,771   11,587     34,845      56,413

3.2 BORROWING:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
679,416   18,938     32,849      56,413

3.3 SENIOR SECURITIES:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
682,019   14,774     34,410      56,413

3.4 UNDERWRITING:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
682,705   14,100     34,398      56,413

3.5 REAL ESTATE:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
683,734   12,664     34,805      56,413

3.6 COMMODITIES:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
681,938   14,460     34,805      56,413

3.7 LOANS:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
681,003   15,395     34,805      56,413

3.8 CONCENTRATION:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
683,900   11,407     35,896      56,413

3.9 OTHER POLICIES:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
679,020   16,515     35,668      56,413

---------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner (or other persons entitled to vote) nor has discretionary power to vote on a particular matter.

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

02IGST123199

                                [IVY FUNDS LOGO]

                             IVY MONEY MARKET FUND

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

DECEMBER 31, 1999

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111

[MACKENZIE LOGO]

OVERVIEW

The Ivy Money Market Fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity by investing in high-quality, short-term securities. We believe inflation may heat up, bringing with it higher interest rates. In response, we have kept the weighted average maturity of the Fund shorter than normal in order to take advantage of higher rates if they occur.

         While it is impossible to predict the future direction that financial markets will take, we will remain committed in our efforts to provide investors in the Fund with yields that are competitive within the universe of money market funds, as well as the current monetary and fiscal environment.

MARKET COMMENTARY

This US economy continued to grow in 1999 with virtually no inflation. Our research indicates that the unemployment rate is at its lowest level in more than 29 years. Wages and salaries are rising, albeit slowly. According to the Conference Board, which studies business and finance trends, consumer confidence reached its highest level since it began keeping such records in 1967. What's more, the price of oil has more than doubled in the past 12 months, and other industrial commodity prices have been rising as well. This perplexed many managers and economists because this fundamental data, which managers normally rely on, seemed to point to potentially higher inflation.

PRODUCTIVITY GROWTH CONTINUES.

We believe a major factor contributing to this combination of growth with low inflation is the high growth in productivity, which is largely driven by new technologies. These new technologies have changed the way many companies transact their business and have helped to reduce costs. In our view, however, these changes have not been enough to alter the traditional laws of economics. Left unchecked, we believe the economy will eventually see a significant upturn in inflation. It is our opinion that the Federal Reserve also understands this and raised rates three times in the last year in preemptive moves to head off inflation.

INFLATION-FEARS HEAT UP.

We believe that the market can see the potential for higher inflation as well. During 1999, bond yields apparently rose in anticipation of higher interest rates. Our research shows that the yield on a treasury note with a two-year maturity climbed from 4.50% to almost 6.50%. The yield on a 30-year bond rose from about 5.15% to over 6.60%. The short end of the yield curve has steepened dramatically. The spread between the three-month treasury bill and the

2

two-year note increased from around 10 basis points to about 95 basis points. In our opinion, improving global economic conditions helped fuel inflationary fears, as commodity prices started to improve, developing economies stabilized, and Japan and Europe staged an economic comeback by the end of the year.

LOOKING AHEAD.

We believe another indication that the market may be expecting higher interest rates in the near term is the Federal Funds futures. The futures indicate the market's expectation for about a 75-basis point increase in rates by the end of March 2000. We believe that the Federal Reserve has the opportunity to act cautiously in a preemptive manner to slow the economy without causing a significant slide.

                               Portfolio Holdings
                                December 31, 1999


                                    [CHART]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               3

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

--------------------------------------------------------------
                                      PRINCIPAL       VALUE
--------------------------------------------------------------
COMMERCIAL PAPER -- 7.56%
-----------------------------------
Associates Corp. of N.A., 5.78%,
  01/27/00..........................  $1,000,000   $   995,826
Chevron Oil Finance Co., 5.75%,
  01/12/00..........................   1,000,000       998,243
                                                   -----------
TOTAL COMMERCIAL PAPER
  (Cost -- $1,994,069)..............                 1,994,069
                                                   -----------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 71.78%
-----------------------------------
Federal Home Loan Bank, 5.75%,
  01/19/00..........................   4,300,000     4,287,637
Federal Home Loan Mortgage Corp.,
  5.55%, 01/13/00...................   4,000,000     3,992,200
Federal Home Loan Mortgage Corp.,
  5.40%, 01/14/00...................   2,700,000     2,695,005

--------------------------------------------------------------
                                      PRINCIPAL       VALUE
--------------------------------------------------------------
Federal National Mortgage
  Association, 5.50%, 01/19/00......  $3,000,000   $ 2,991,750
Federal National Mortgage
  Association, 5.48%, 02/10/00......   5,000,000     4,969,556
                                                   -----------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost -- $18,936,148).............                18,936,148
                                                   -----------
TOTAL INVESTMENTS -- 79.34%
  (Cost -- $20,930,217)(a)..........                20,930,217
OTHER ASSETS, LESS LIABILITIES -- 20.66%             5,451,989
                                                   -----------
NET ASSETS -- 100%..................               $26,382,206
                                                   ===========
(a) Cost is approximately the same for Federal
    income tax purposes.

                     The accompanying notes are an integral
                       part of the financial statements.

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--------------------------------------------------------------------------------
IVY MONEY MARKET FUND
--------------------------------------------------------------------------------

4

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investments, at value (identified cost -- $20,930,217)......  $20,930,217
Cash........................................................    5,233,809
Receivables
  Fund shares sold..........................................      472,504
  Manager for expense reimbursement.........................       14,495
Other assets................................................        9,136
                                                              -----------
  Total assets..............................................   26,660,161
                                                              -----------
LIABILITIES
Payables
  Distributions to shareholders.............................        7,450
  Fund shares repurchased...................................      240,823
  Management fee............................................        8,471
  Other payables to related parties.........................       13,428
Accrued expenses............................................        7,783
                                                              -----------
  Total liabilities.........................................      277,955
                                                              -----------
NET ASSETS..................................................  $26,382,206
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($18,523,925/18,523,925 shares outstanding)...............  $      1.00
                                                              ===========
CLASS B
Net asset value, offering price and redemption price* per
  share ($7,486,159/7,486,159 shares outstanding)...........  $      1.00
                                                              ===========
CLASS C
Net asset value, offering price and redemption price* per
  share ($372,122/372,122 shares outstanding)...............  $      1.00
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $26,382,206
                                                              -----------
NET ASSETS..................................................  $26,382,206
                                                              ===========

  *    Subject to any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Interest..................................................             $1,328,578
                                                                         ----------
EXPENSES
  Management fee............................................  $105,311
  Transfer agent............................................   100,169
  Administrative services fee...............................    26,328
  Custodian fees............................................     6,612
  Blue Sky fees.............................................    30,159
  Auditing and accounting fees..............................     9,201
  Shareholder reports.......................................    11,245
  Fund accounting...........................................    33,763
  Trustees' fees............................................     9,240
  Legal.....................................................    26,592
  Other.....................................................     1,516
                                                                         ----------
                                                                            360,136
Expenses reimbursed by Manager..............................               (137,040)
                                                                         ----------
    Net expenses............................................                223,096
                                                                         ----------
NET INVESTMENT INCOME AND NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.................................             $1,105,482
                                                                         ==========

    The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------

6

STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  1999           1998
                                                              ---------------------------
INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $ 1,105,482    $ 1,162,955
                                                              -----------    -----------
      Net increase resulting from operations................    1,105,482      1,162,955
                                                              -----------    -----------
Dividends to shareholders from net investment income
  Class A...................................................     (778,168)      (910,735)
  Class B...................................................     (310,429)      (233,841)
  Class C...................................................      (16,885)       (18,379)
                                                              -----------    -----------
      Total distributions to shareholders...................   (1,105,482)    (1,162,955)
                                                              -----------    -----------
Fund share transactions (Note 4)
  Class A...................................................     (579,302)     3,718,599
  Class B...................................................      850,618      2,823,837
  Class C...................................................      (50,878)        18,004
                                                              -----------    -----------
      Net increase resulting from Fund share transactions...      220,438      6,560,440
                                                              -----------    -----------
TOTAL INCREASE IN NET ASSETS................................      220,438      6,560,440
NET ASSETS
  Beginning of period.......................................   26,161,768     19,601,328
                                                              -----------    -----------
  END OF PERIOD.............................................  $26,382,206    $26,161,768
                                                              ===========    ===========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              for the year ended
                          CLASS A                                                December 31,
---------------------------------------------------------------------------------------------------------------------
                                                                   1999      1998      1997      1996      1995
SELECTED PER SHARE DATA                                       -------------------------------------------------------
Net asset value, beginning of period........................      $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                              -------------------------------------------------------
  Income from investment operations
  Net investment income(a)..................................          .04       .05       .05       .04       .05
  Less dividends from net investment income.................         (.04)     (.05)     (.05)     (.04)     (.05)
                                                              -------------------------------------------------------
Net asset value, end of period..............................      $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                              =======================================================
Total Return (%)............................................         4.16      4.51      4.60      4.47      4.80
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $18,524   $19,103   $15,385   $21,359   $24,609
Ratio of expenses to average net assets
  With expense reimbursement (%)............................          .88       .87       .88       .86       .85
  Without expense reimbursement (%).........................         1.40      1.42      1.57      1.86      1.39
Ratio of net investment income to average net assets
  (%)(a)....................................................         4.17      4.50      4.60      4.47      4.91

--------------------------------------------------------------------------------

                                                                         for the year ended
                          CLASS B                                           December 31,
-----------------------------------------------------------------------------------------------------------
                                                                   1999      1998      1997      1996
SELECTED PER SHARE DATA                                       ---------------------------------------------
Net asset value, beginning of period........................      $  1.00   $  1.00   $  1.00   $  1.00
                                                              ---------------------------------------------
  Income from investment operations
  Net investment income(a)..................................          .04       .05       .05       .05
  Less dividends from net investment income.................         (.04)     (.05)     (.05)     (.05)
                                                              ---------------------------------------------
Net asset value, end of period..............................      $  1.00   $  1.00   $  1.00   $  1.00
                                                              =============================================
Total return (%)............................................         4.30      4.59      4.77      4.57
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $ 7,486   $ 6,636   $ 3,812   $ 3,474
Ratio of expenses to average net assets
  With expense reimbursement (%)............................          .77       .76       .70       .77
  Without expense reimbursement (%).........................         1.29      1.31      1.39      1.77
Ratio of net investment income to average net assets
  (%)(a)....................................................         4.28      4.61      4.77      4.57

--------------------------------------------------------------------------------

                                                                                           from
                                                                                      April 30, 1996
                                                               for the year ended     (commencement)
                          CLASS C                                 December 31,        to December 31,
---------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                       1999    1998    1997         1996
                                                              -------------------------------------------
Net asset value, beginning of period........................  $1.00   $1.00   $1.00       $ 1.00
                                                              -------------------------------------------
  Income from investment operations
  Net investment income(a)..................................    .04     .05     .05          .03
  Less dividends from net investment income.................   (.04)   (.05)   (.05)        (.03)
                                                              -------------------------------------------
Net asset value, end of period..............................  $1.00   $1.00   $1.00       $ 1.00
                                                              ===========================================
Total return (%)............................................   4.14    4.55    4.78         4.78(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $ 372   $ 423   $ 405       $   74
Ratio of expenses to average net assets
  With expense reimbursement (%)............................    .87     .81     .70          .56(c)
  Without expense reimbursement (%).........................   1.39    1.36    1.39         1.56(c)
Ratio of net investment income to average net assets
  (%)(a)....................................................   4.18    4.56    4.78         4.78(c)

(a) Net investment income is net of       (b) Total return represents aggregate     (c) Annualized
expenses reimbursed by Manager            total return
NOTE: The seven day yield as of December 31, 1999 was 4.79%. The thirty day yield as of December 31, 1999 was 4.68%.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
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IVY MONEY MARKET FUND
--------------------------------------------------------------------------------

8

NOTES TO FINANCIAL STATEMENTS

Ivy Money Market Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Short-term obligations and commercial paper are valued at amortized cost, which approximates market.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income is accrued on a daily basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1999, the interest rate was 3.75%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid monthly.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .40% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses to an annual rate of .85% of its average net assets.
Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $76,850, $21,698 and $1,621, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions and equivalent dollar amounts for Class A, Class B and Class C were as follows:

                              YEAR ENDED          YEAR ENDED
         CLASS A           DECEMBER 31, 1999   DECEMBER 31, 1998
----------------------------------------------------------------
Sold.....................      52,099,224          71,915,171
Issued on reinvestment of
 distributions...........         701,982             820,735
Repurchased..............     (53,380,508)        (69,017,307)
                              -----------         -----------
Net
 (decrease)/increase.....        (579,302)          3,718,599
                              ===========         ===========

                              YEAR ENDED          YEAR ENDED
         CLASS B           DECEMBER 31, 1999   DECEMBER 31, 1998
----------------------------------------------------------------
Sold.....................      10,516,744          15,159,484
Issued on reinvestment of
 distributions...........         342,399             183,070
Repurchased..............     (10,008,525)        (12,518,717)
                              -----------         -----------
Net increase.............         850,618           2,823,837
                              ===========         ===========

                              YEAR ENDED          YEAR ENDED
         CLASS C           DECEMBER 31, 1999   DECEMBER 31, 1998
----------------------------------------------------------------
Sold.....................       2,563,747           3,746,980
Issued on reinvestment of
 distributions...........          16,085              13,517
Repurchased..............      (2,630,710)         (3,742,493)
                              -----------         -----------
Net
 (decrease)/increase.....         (50,878)             18,004
                              ===========         ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               9

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
IVY MONEY MARKET FUND (THE "FUND"):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 4, 2000

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--------------------------------------------------------------------------------
IVY MONEY MARKET FUND
--------------------------------------------------------------------------------

10

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

On September 30, 1999, a special shareholder meeting (the "Meeting") was held at the offices of Mackenzie Investment Management Inc., Boca Raton, Florida, for the following purposes (and with the following results):

PROPOSAL 1: With respect to Ivy Fund, to elect Trustees.

---------------------------------------------------
NOMINEE:                        FOR:      WITHHOLD:
---------------------------------------------------
James W. Broadfoot.........  17,652,705    297,685
Keith J. Carlson...........  17,652,704    297,685
Stanley Channick...........  17,650,877    299,513
Roy J. Glauber.............  17,653,633    296,757
Edward M. Tighe............  17,653,474    296,916

The other Trustees of Ivy Fund previously elected by shareholders whose term of office continued after the meeting were John S. Anderegg, Jr., Paul H. Broyhill, Frank W. DeFriece, Jr., Joseph G. Rosenthal, Richard N. Silverman and J. Brendan Swan.

PROPOSAL 2: With respect to the Fund, to ratify or reject the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

-------------------------------
   FOR:     AGAINST:   ABSTAIN:
-------------------------------
17,540,036   173,764   236,589

PROPOSAL 3: With respect to the Fund, to approve or disapprove the revision of certain fundamental investment policies.

3.1 DIVERSIFICATION:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
12,664,508   245,152   483,089     4,557,641

3.2 BORROWING:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
12,546,215  363,445    483,089     4,557,641

3.3 SENIOR SECURITIES:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
12,590,020   319,641   483,089     4,557,641

3.4 UNDERWRITING:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
12,589,160   320,500   483,089     4,557,641

3.5 REAL ESTATE:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
12,513,928   395,732   483,089     4,557,641

3.6 COMMODITIES:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
12,474,111   435,549   483,089     4,557,641

3.7 LOANS:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
12,514,516   395,144   483,089     4,557,641

3.8 CONCENTRATION:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
12,602,804   306,856   483,089     4,557,641

3.9 OTHER POLICIES:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
12,586,961   322,699   483,089     4,557,641

---------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner (or other persons entitled to vote) nor has discretionary power to vote on a particular matter.

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

02IMMF123199

                                [IVY FUNDS LOGO]

                          IVY DEVELOPING NATIONS FUND

OVERVIEW

We believe the Ivy Developing Nations Fund provides well-diversified exposure to emerging markets around the world. Close to 31% of the Fund's assets is currently concentrated in Asia, nearly 38% in Latin America, and almost 16% in the Emerging Europe, Middle East and African (EMEA) markets.

         The Ivy Developing Nations Fund returned 46.70% in 1999 versus the Morgan Stanley Capital International Emerging Markets Free Index, which returned 66.41% for the same period. (For the Fund's total return with sales charge and performance commentary, please refer to page 3.) During the first nine months of the year, the Fund performed in line with the Index (48.18% versus the Index return of 48.00%). However, in the final quarter of the year, the Fund lost substantial relative performance. In our view, this can be attributed to a higher-than-average cash position, which we believe was prudent in light of liquidity concerns associated with Y2K and in anticipation of related volatility that could have created buying opportunities. The volatility we anticipated did not materialize until after the beginning of 2000 and the higher cash balance impacted the Fund's 1999 performance. Another factor we believe impacted the Fund's fourth-quarter performance was its underweighting in technology stocks. According to our research, in the final quarter of the year, Asian technology stocks were swept up in the global "Internet mania," pushing already record-high valuations even higher. Given our view that prices for these stocks have already significantly overshot even the most optimistic growth prospects, we continue to approach the sector with great caution.

MARKET COMMENTARY

Prospects for emerging markets improved significantly over the course of 1999, as our research showed that stronger growth in the developed world provided a steady source of demand for exports from developing countries. Since primary materials tend to make up a large portion of output for many emerging markets, we believe higher commodity prices also contributed to a better outlook for emerging economies. In 2000, we expect domestic demand to start to recover in many of the economies hit hardest by the emerging market crisis that roiled world financial markets in 1998. We believe these factors, combined with what we view as compelling valuations, should be supportive of continued strong performance from emerging equity markets in 2000.

         To date, we believe recovery in non-Japan Asia has been driven by lower interest rates, competitive exchange rates, and strong external demand. We expect a pickup in domestic demand and a resumption of investment may fuel the next stage of recovery. If the recovery in the region broadens as anticipated, we believe the upward revisions in GDP and earnings growth estimates should continue into 2000. In addition to accelerating economic growth, we expect corporate restructuring to become a more prevalent theme in the

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

December 31, 1999

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111

[MACKENZIE LOGO]

2


region as the Asian economic crisis appears to have highlighted the need for an increased focus on generating shareholder value and more effective management of resources.

A SHIFT IN ASIAN FOCUS.

Earlier this year, the Ivy Developing Nations Fund reduced its exposure to Asian markets. While we remain optimistic that the lessons learned from the 1998 economic crisis may benefit many Asian economies and corporations, and given the rebound in many of these markets, we believed that valuations were no longer as compelling as they had been.

         In our view, selectivity is becoming increasingly important within the region. The Fund's Asian holdings are currently concentrated in companies we expect may benefit from an anticipated pickup in domestic demand. The Fund continues to hold a number of stocks that may benefit from corporate restructuring--which we believe will be a powerful theme for the region.

"In 2000, we expect domestic demand to start to recover in many of the economies hit hardest by the emerging market crisis that roiled world financial markets in 1998."

LATIN AMERICA RECOVERS.

Within the Latin American region, the Fund invests in what we believe are high-quality companies selected for both their potential defensive strengths and long-term prospects. Our research indicates a relatively healthy cyclical recovery in 2000, with regional economic growth possibly averaging over 3%, after a slight decline in 1999. In our opinion, economic recovery could translate into a rebound in earnings growth in the region. In addition to improving growth prospects, we believe declining interest rates should support equity markets. According to our research, interest rates for the major Latin American economies are currently at their lowest level since the devaluation of the Thai baht in the summer of 1997, which marked the beginning of the economic crisis in many developing economies. However, we believe there is room for interest rates to come down further. The combination of improved growth and lower rates with attractive valuations is attracting global money into the region after a two-year hiatus. While stock prices have recovered from the distressed early 1999 levels, we think valuations still remain attractive.

CENTRAL AND EASTERN EUROPE.

Our research indicated that EMEA markets lagged over the course of 1999 due to macro-economic concerns. The Ivy Developing Nations Fund continues to be underweight in these markets. However, we took advantage of lower prices during the first half of the year to add to existing positions in Central and Eastern Europe (C&EE). According to our research, the Hungarian market, long considered at the forefront of market liberalization and economic reform relative to its C&EE neighbors, came under particular pressure in the first half of the year, on the back of deteriorating current account and fiscal deficits. While we recognize these concerns, we believe the market has been overpenalized and that long-term growth prospects remain intact. Our analysis indicates that economic recovery in developed Europe has increased demand for exports from the Eastern European countries, including Hungary. What's more, macrofundamentals are improving. Despite short-term pressure, we believe economic convergence with the Economic and Monetary Union (EMU) remains on track. Going forward, our research suggests that the prospect of EMU membership is likely to spur reform and development.

         Overall, we believe the outlook for emerging markets is currently much more constructive than it has been for some time. After a hiatus of two or three years, which we believe was caused by a risk aversion among international investors, our research indicates that interest is returning to the asset class. We think that global growth and liquidity provide a supportive back-drop. And, perhaps most important, we believe that emerging-market valuations have significant upside potential, particularly when compared to those found in developed markets. Although emerging markets may remain volatile, we believe that, over time, emerging-market exposure should continue to provide valuable diversification benefits to investors.

PERFORMANCE COMPARISON OF THE FUND SINCE
INCEPTION (11/94) OF A $10,000 INVESTMENT

                                    [CHART]

IVY DEVELOPING NATIONS FUND
PERFORMANCE COMMENTARY

The Ivy Developing Nations Fund returned 46.70% in 1999 versus the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index return of 66.41%. The Fund performed in line with the Index (48.18% versus the Index return of 48.00%) for the first three quarters then lost substantial relative performance during the fourth quarter of 1999. We believe this underperformance can be attributed to a higher-than-average cash position adopted because of liquidity concerns related to Y2K and an underweighting in Asian technology stocks, which experienced unprecedented gains.

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

IVY DEVELOPING NATIONS FUND      Class A(1)                    Class B(2) & C(3)                         Advisor Class(4)
AVERAGE ANNUAL TOTAL RETURN   -----------------------------------------------------------------------------------------------
FOR PERIODS ENDING              w/          w/o             w/                        w/o               w/            w/o
DECEMBER 31, 1999              Reimb.      Reimb.          Reimb.                    Reimb.            Reimb.        Reimb.
                               ----------------------------------------------------------------------------------------------
                                                       w/           w/o          w/         w/o
                                                      CDSC         CDSC         CDSC        CDSC
                                                      ----         ----         ----        ----
                                                        B:           B:          B:           B:
                                                      40.82%       45.82%      39.39%       44.39%
                                                        C:           C:          C:           C:
1 year                         38.27%       36.74%    44.84%       45.84%      43.42%       44.42%       47.38%       46.57%
------------------------------------------------------------------------------------------------------------------------------
                                                        B:           B:          B:           B:
                                                       1.16%        1.54%       (.16)%        .22%
                                                        C:           C:          C:           C:
                                1.07%        (.29)%    n/a          n/a          n/a          n/a          n/a          n/a
5 year
------------------------------------------------------------------------------------------------------------------------------
                                                        B:           B:          B:           B:
                                                      (1.53)%      (1.34)%     (3.13)%      (2.95)%
                                                        C:           C:          C:           C:
Since inception(5)             (1.76)%      (3.41)%   (1.72)%      (1.72)%     (2.33)%      (2.33)%      11.13%       10.27%
------------------------------------------------------------------------------------------------------------------------------

(1) Class A performance figures include the maximum sales charge of 5.75%.
(2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4)Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5)Class A and Class B commenced operations November 1, 1994; Class C commenced operations April 30, 1996; Advisor Class commenced operations April 30, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Developing Nations Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

    [IVY LEAF LOGO]
--------------------------------------------------------------------------------
    IVY DEVELOPING NATIONS FUND
--------------------------------------------------------------------------------

4

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

--------------------------------------------------------------
  EQUITY SECURITIES -- 91.22%        SHARES          VALUE
--------------------------------------------------------------
AFRICA -- 7.52%
-------------------------------
SOUTH AFRICA -- 7.52%
Anglo American plc..............          3,700   $    238,553
Liberty International plc.......          4,895         36,767
Liberty Life Association of
  Africa Limited................         13,700        157,969
Nampak Limited..................         87,600        263,190
Nedcor Limited..................          8,400        186,893
South African Breweries plc.....         21,800        218,716
Standard Bank Investment
  Corporation Limited...........         45,067        187,000
                                                  ------------
                                                     1,289,088
                                                  ------------
ASIA/PACIFIC -- 30.43%
-------------------------------
CHINA -- 0.74%
Anhui Expressway Co. Ltd........        252,000         23,665
Huaneng Power International,
  Inc. ADR......................          1,200         12,675
Inner Mongolia Erdos Cashmere
  Products Co. Ltd. Class B.....         64,000         14,464
Qingling Motors Company -- H
  Shares........................         67,000          8,102
Shanghai Diesel Engine Co.
  Ltd. -- Class B...............         81,200         15,103
Shanghai Posts &
  Telecommunications Equipment
  Co. Ltd. -- Class B...........         89,440         16,457
Zhenhai Refining and Chemical
  Company Ltd...................        210,000         37,280
                                                  ------------
                                                       127,746
                                                  ------------
HONG KONG -- 6.29%
Asia Satellite
  Telecommunications Holdings
  Ltd. ADR......................         16,000         50,531
Cheung Kong Holdings Ltd........         17,000        215,957
Citic Pacific Ltd...............         31,000        116,646
Guangdong Kelon Electrical
  Holdings Co. Ltd. -- H.
  Shares........................         45,000         34,154
Hong Kong Telecommunications
  Ltd...........................         34,400         99,347
HSBC Holdings plc...............         10,023        140,542
i-CABLE Communications
  Limited(a)....................            130            176
New World Development
  Company Ltd...................         41,000         92,300
Ng Fung Hong Limited............         48,000         24,699
Shanghai Industrial Holdings
  Limited.......................         35,000         73,165
Wharf Holdings Ltd..............         52,111        121,001
Wing Hang Bank Limited..........         32,000        109,500
                                                  ------------
                                                     1,078,018
                                                  ------------
ISRAEL -- 1.04%
Koor Industries Limited --
  Sponsored ADR.................          8,900        178,000
                                                  ------------
MALAYSIA -- 5.54%
Berjaya Sports Toto Berhad......         65,000        140,262
Genting Berhad..................         41,000        145,657
London & Pacific Insurance
  Company Berhad................         90,400         96,585
Malayan Banking Berhad..........         46,000        163,420
Perusahaan Otomobil Nasional
  Berhad........................         68,000        132,420
Sime Darby Berhad...............         80,000        101,473
Sime UEP Properties Berhad......        120,000        168,946
                                                  ------------
                                                       948,763
                                                  ------------
PHILIPPINES -- 2.58%
Alaska Milk Corporation(a)......      1,706,000        122,764
Asian Terminals, Inc.(a)........      1,177,500         35,062
Belle Corporation (with 61,400
  warrants(a))..................        607,000         29,197

--------------------------------------------------------------
       EQUITY SECURITIES             SHARES          VALUE
--------------------------------------------------------------
Benpres Holdings Corporation
  Sponsored GDR(a)..............         15,000   $     45,938
Manila Electric Company -- B
  Shares........................         10,000         28,536
Metropolitan Bank & Trust
  Company.......................         12,901         92,834
Music Corporation(a)............        127,000         16,702
Southeast Asia Cement
  Holdings, Inc.(a).............      1,051,519         12,263
Universal Robina Corporation....        329,000         58,779
                                                  ------------
                                                       442,075
                                                  ------------
SINGAPORE -- 4.61%
Asia Pulp & Paper Company
  Ltd. -- Sponsored ADR(a) (with
  800 warrants(a))..............          4,000         32,250
DBS Land Ltd....................         92,000        181,128
Elec & Eltek International Co.
  Ltd...........................         12,700         41,148
Fraser & Neave Ltd. Ordinary....         35,000        129,201
Overseas Union Bank Ltd.........         42,254        247,284
Singapore Airlines Limited......         14,000        158,823
                                                  ------------
                                                       789,834
                                                  ------------
SOUTH KOREA -- 7.25%
Hyundai Motor Company Ltd.......         10,474        166,430
Hyundai Motor Company GDR
  144A(a).......................            226          1,017
Korea Electric Power Corp.
  Sponsored ADR.................         12,400        207,700
Pohang Iron & Steel Company
  Ltd...........................          4,000        467,867
Samsung Fire & Marine Insurance
  (with 1,568 rights(a))........          7,670        257,700
Shinhan Bank....................         13,016        141,328
                                                  ------------
                                                     1,242,042
                                                  ------------
THAILAND -- 2.38%
Advanced Info Service Public
  Company Limited -- Foreign....          5,000         84,098
Bangkok Bank Public Company
  Ltd -- Foreign Registered.....         20,800         52,588
Krung Thai Thanakit
  PCL -- Foreign Registered.....         24,000          7,345
Robinson Department Store Public
  Company Limited...............        637,200         64,441
Siam Cement Public Company
  Limited -- Foreign
  Registered....................          4,700        156,604
Thai Farmers Bank Public Company
  Limited -- Foreign
  Registered....................         25,800         43,258
                                                  ------------
                                                       408,334
                                                  ------------
EUROPE -- 15.98%
-------------------------------
CZECH REPUBLIC -- 3.09%
Ceske Energeticke
  Zavody a.s. (CEZ).............        109,000        268,615
Inzenyrske a Prumyslove
  Stavby (IPS)..................         27,800        117,201
Restitucni Invest Fund Ceske....          1,200         45,879
Skoda Plzen a.s.................          2,000          6,460
Zivnobanka -- Investicni Fond...          5,300         91,649
                                                  ------------
                                                       529,804
                                                  ------------
ESTONIA -- 1.34%
Hansabank Ltd...................         36,500        229,016
                                                  ------------
GREECE -- 2.01%
Hellenic Telecommunications
  Organization SA ADR...........         28,900        344,994
                                                  ------------
HUNGARY -- 7.11%
BorsodChem Rt...................          5,600        224,864
Magyar Tavkozlesi Rt............         44,200        307,984
MOL Magyar Olaj-es Gazipari
  Rt............................          8,800        181,875

--------------------------------------------------------------
--------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

                                                                               5

--------------------------------------------------------------
       EQUITY SECURITIES             SHARES          VALUE
--------------------------------------------------------------
Pannonplast Rt..................          9,500   $    233,367
Pick Szeged Rt..................          5,800        270,569
                                                  ------------
                                                     1,218,659
                                                  ------------
POLAND -- 1.77%
Bank Rozwoju Eksportu S.A.......          1,550         49,046
Telekomunikacja Polska S.A......         40,000        255,000
                                                  ------------
                                                       304,046
                                                  ------------
PORTUGAL -- 0.56%
Portugal Telecom S.A. --
  Sponsored ADR.................          5,500         59,813
Sonae Industria E
  Investimentos.................            700         36,765
                                                  ------------
                                                        96,578
                                                  ------------
RUSSIA -- 0.10%
Gorkovsky Auto Plant (GAZ)(a)...            500         17,500
                                                  ------------
LATIN AMERICA -- 37.29%
-------------------------------
ARGENTINA -- 5.60%
Banco de Galicia y Buenos Aires
  S.A. de C.V...................         19,275         95,809
Banco Frances S.A...............         17,787        140,535
Bansud S.A.(a)..................         36,701         85,524
Inversiones y Representaciones
  S.A. (IRSA)...................         65,895        213,527
Quilmes Industrial S.A..........         20,000        238,750
Telefonica de Argentina S.A. --
  Sponsored ADR.................          6,000        185,250
                                                  ------------
                                                       959,395
                                                  ------------
BRAZIL -- 18.24%
Banco Bradesco S.A. Preferred(a)
  (with 1,948,022 rights(a))....     30,000,000        244,809
Centrais Electricas Brasileiras
  S.A.(Electrobras).............     10,200,000        224,700
Tam -- Cia de Invetimentos em
  Transportes Preferred(a)......      9,200,000        256,480
Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar........................      8,148,100        272,586
Companhia Energetica de Minas
  Gerais (CEMIG)................      3,879,016         87,594
Companhia Vale do Rio Doce --
  Preferred A(a) (with 5,000
  non-tradeable
  debentures(a))................         14,000        390,296
Embratel Participacoes S.A......          8,500        231,625
Petroleo Brasileiro S.A.
  (Petrobras)...................      1,354,300        347,351
Tele Centro Oeste Celular Part.
  S.A...........................     79,200,000        167,805
Tele Norte Leste Participacoes
  S.A...........................         11,000        280,500
Telecomunicacoes Brasileiras
  S.A. (Telebras) -- Sponsored
  ADR Preferred Block...........          1,700        218,450
Telecomunicacoes de Sao Paulo
  ADR...........................          6,400        156,400
Uniao de Bancos Brasileiras S.A.
  (Unibanco) Sponsored GDR......          3,900        117,488
Uniao de Bancos Brasileiros S.A.
  (Unibanco) -- Units...........      1,950,000        130,470
                                                  ------------
                                                     3,126,554
                                                  ------------
CHILE -- 4.38%
A.F.P. Provida S.A. -- Sponsored
  ADR...........................          6,700        144,050

--------------------------------------------------------------
       EQUITY SECURITIES             SHARES          VALUE
--------------------------------------------------------------
Antofagasta Holdings plc........         37,963   $    265,237
Cristalerias de Chile Sponsored
  ADR...........................         14,800        212,750
Gener S.A. Sponsored ADR........          3,590         55,645
Laboratorio Chile S.A. ADR......          4,000         72,750
                                                  ------------
                                                       750,432
                                                  ------------
COLOMBIA -- 0.61%
Bancolombia S.A. Sponsored
  ADR...........................         22,700        104,988
                                                  ------------
MEXICO -- 6.33%
Fomento Economico Mexicano S.A.
  Sponsored ADR.................          3,600        160,200
Grupo Financiero Banamex Accival
  S.A. de C.V. (Banacci)........         39,200        157,130
Grupo Financiero Bancomer S.A.
  de C.V........................        166,600         69,592
Grupo Posadas S.A. -- Series
  A(a)..........................         83,785         50,377
Panamerican Beverages Inc.......         15,100        310,494
Telefonos de Mexico S.A. ADR
  Class L.......................          3,000        337,500
                                                  ------------
                                                     1,085,293
                                                  ------------
PERU -- 1.07%
Banco Wiese ADR.................         38,000         45,125
Telefonica del Peru S.A. --
  Class B.......................        105,900        137,803
                                                  ------------
                                                       182,928
                                                  ------------
VENEZUELA -- 1.06%
Cia Anonima Nacional Telefonos
  de Venezuela ADR (CANTV)......          7,400        182,225
                                                  ------------
TOTAL INVESTMENTS -- 91.22%
  (Cost -- $14,484,370) (Cost on
    Federal income tax basis --
    $14,664,553)................                    15,636,312
OTHER ASSETS, LESS
  LIABILITIES -- 8.78%..........                     1,504,456
                                                  ------------
NET ASSETS -- 100%..............                  $ 17,140,768
                                                  ============
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
(a) Non-income producing
  security
OTHER INFORMATION:
At December 31, 1999, net unrealized appreciation based on
cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation..............   $  3,770,237
    Gross unrealized depreciation..............     (2,618,295)
                                                  ------------
        Net unrealized appreciation for
financial
          statement purposes...................      1,151,942
    Less: tax basis adjustments................       (180,183)
                                                  ------------
        Net unrealized appreciation for Federal
          income tax purposes..................   $    971,759
                                                  ============

Purchases and sales of securities other than short-term obligations aggregated $5,112,181 and $8,575,848, respectively, for the period ended December 31, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY DEVELOPING NATIONS FUND
--------------------------------------------------------------------------------

6

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investments, at value (identified cost -- $14,484,370)......  $15,636,312
Cash........................................................    1,494,627
Receivables
  Fund shares sold..........................................       10,530
  Dividends and interest....................................       41,476
  Manager for expense reimbursement.........................       17,003
Other assets................................................        5,745
                                                              -----------
  Total assets..............................................   17,205,693
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................        9,000
  Management fee............................................       14,039
  12b-1 service and distribution fees.......................       10,330
  Other payables to related parties.........................       10,384
Accrued expenses............................................       21,172
                                                              -----------
  Total liabilities.........................................       64,925
                                                              -----------
NET ASSETS..................................................  $17,140,768
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($5,652,490/644,371 shares outstanding)...................  $      8.77
                                                              ===========
Maximum offering price per share ($8.77 x 100/94.25)*.......  $      9.31
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($7,676,451/889,530 shares outstanding).............  $      8.63
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($3,474,412/400,771 shares outstanding).............  $      8.67
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($337,415/38,331 shares outstanding)................  $      8.80
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $23,771,926
  Accumulated net realized loss on investments and foreign
    currency transactions...................................   (7,643,290)
  Accumulated net investment loss...........................     (140,220)
  Net unrealized appreciation on investments and foreign
    currency transactions...................................    1,152,352
                                                              -----------
NET ASSETS..................................................  $17,140,768
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends, net of $39,434 foreign taxes withheld..........             $  326,802
  Interest..................................................                 44,422
                                                                         ----------
                                                                            371,224
                                                                         ----------
EXPENSES
  Management fee............................................  $152,772
  Transfer agent............................................    68,986
  Administrative services fee...............................    15,277
  Custodian fees............................................    60,777
  Blue Sky fees.............................................    30,795
  Auditing and accounting fees..............................    23,452
  Shareholder reports.......................................    13,411
  Amortization of organization expenses.....................     8,183
  Fund accounting...........................................    35,656
  Trustees' fees............................................     9,240
  12b-1 service and distribution fees.......................   111,791
  Legal.....................................................    26,690
  Other.....................................................     2,032
                                                                         ----------
                                                                            559,062
  Expenses reimbursed by Manager............................               (149,367)
                                                                         ----------
      Net expenses..........................................                409,695
                                                                         ----------
NET INVESTMENT LOSS.........................................                (38,471)
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................               (904,233)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................              6,508,089
                                                                         ----------
      Net gain on investment transactions...................              5,603,856
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $5,565,385
                                                                         ==========

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY DEVELOPING NATIONS FUND
--------------------------------------------------------------------------------

8

STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  1999           1998
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment (loss) income..............................  $   (38,471)   $    64,818
  Net realized loss on investments and foreign currency
    transactions............................................     (904,233)    (6,212,483)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................    6,508,089      3,893,124
                                                              -----------    -----------
      Net increase (decrease) resulting from operations.....    5,565,385     (2,254,541)
                                                              -----------    -----------
Class A distributions
  Dividends from net investment income......................       (4,492)        (3,738)
  Distributions from capital gains..........................      (33,645)            --
                                                              -----------    -----------
      Total distributions to Class A shareholders...........      (38,137)        (3,738)
                                                              -----------    -----------
Class B distributions
  Dividends from net investment income......................           --         (4,282)
  Distributions from capital gains..........................      (15,012)            --
                                                              -----------    -----------
      Total distributions to Class B shareholders...........      (15,012)        (4,282)
                                                              -----------    -----------
Class C distributions
  Dividends from net investment income......................           --         (1,761)
  Distributions from capital gains..........................       (8,682)            --
                                                              -----------    -----------
      Total distributions to Class C shareholders...........       (8,682)        (1,761)
                                                              -----------    -----------
Advisor Class distributions
  Dividends from net investment income......................       (2,222)           (54)
  Distributions from capital gains..........................       (1,949)            --
                                                              -----------    -----------
      Total distributions to Advisor Class shareholders.....       (4,171)           (54)
                                                              -----------    -----------
Fund share transactions (Note 4)
  Class A...................................................   (1,654,359)    (2,149,545)
  Class B...................................................     (983,723)    (1,249,929)
  Class C...................................................     (271,069)       436,012
  Advisor Class.............................................      195,560         90,457
                                                              -----------    -----------
      Net decrease resulting from Fund share transactions...   (2,713,591)    (2,873,005)
                                                              -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................    2,785,792     (5,137,381)
NET ASSETS
  Beginning of period.......................................   14,354,976     19,492,357
                                                              -----------    -----------
  END OF PERIOD.............................................  $17,140,768    $14,354,976
                                                              ===========    ===========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                for the year ended
                        CLASS A                                                    December 31,
------------------------------------------------------------------------------------------------------------------------
                                                            1999         1998        1997        1996        1995
SELECTED PER SHARE DATA                                   --------------------------------------------------------------
Net asset value, beginning of period....................   $  6.02      $  6.82     $ 10.12     $  9.05     $  8.64
                                                          -------------------------------------------------------------
  Income (loss) from investment operations
  Net investment income (loss)(a).......................       .01          .06(b)      .01        (.02)(b)     .01
  Net gains or losses on securities (both realized and
    unrealized).........................................      2.80         (.86)(b)   (2.80)       1.09(b)      .54
                                                          -------------------------------------------------------------
  Total from investment operations......................      2.81         (.80)      (2.79)       1.07         .55
                                                          -------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income..........................       .01           --          --          --         .01
    In excess of net investment income..................        --           --         .01          --          --
  Distributions
    From capital gains..................................       .05           --         .30          --         .10
    In excess of capital gains..........................        --           --         .20          --         .03
                                                          -------------------------------------------------------------
    Total distributions.................................       .06           --         .51          --         .14
                                                          -------------------------------------------------------------
Net asset value, end of period..........................   $  8.77      $  6.02     $  6.82     $ 10.12     $  9.05
                                                          =============================================================
Total return (%)(c).....................................     46.70       (11.67)     (27.42)      11.83        6.40
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)................   $ 5,652      $ 5,487     $ 8,584     $ 9,925     $ 3,435
Ratio of expenses to average net assets(d)
  With expense reimbursement (%)........................      2.30         2.18        2.31        2.45        2.55
  Without expense reimbursement (%).....................      3.28         3.47        2.39        2.82        7.18
Ratio of net investment income (loss) to
  average net assets (%)(a).............................       .13          .88         .09        (.23)        .24
Portfolio turnover rate (%).............................        37           47          42          27          14


------------------------------------------------------------------------------------------------------------------------
                                                                                for the year ended
                        CLASS B                                                    December 31,
------------------------------------------------------------------------------------------------------------------------
                                                            1999         1998        1997        1996        1995
SELECTED PER SHARE DATA                                   --------------------------------------------------------------
Net asset value, beginning of period....................   $  5.93      $  6.77     $ 10.04     $  9.05     $  8.64
                                                          -------------------------------------------------------------
  Income (loss) from investment operations
  Net investment (loss) income (a)......................      (.04)(b)      .01(b)     (.06)       (.06)(b)    (.02)
  Net gains or losses on securities (both realized and
    unrealized).........................................      2.76         (.85)(b)   (2.76)       1.05(b)      .51
                                                          -------------------------------------------------------------
  Total from investment operations......................      2.72         (.84)      (2.82)        .99         .49
                                                          -------------------------------------------------------------
  Less distributions
  Dividends in excess of net investment income..........        --           --         .01          --          --
  Distributions
    From capital gains..................................       .02           --         .28          --         .08
    In excess of capital gains..........................        --           --         .16          --          --
                                                          -------------------------------------------------------------
    Total distributions.................................       .02           --         .45          --         .08
                                                          -------------------------------------------------------------
Net asset value, end of period..........................   $  8.63      $  5.93     $  6.77     $ 10.04     $  9.05
                                                          =============================================================
Total return (%)(c).....................................     45.82       (12.35)     (27.93)      10.95        5.62
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)................   $ 7,676      $ 6,145     $ 8,488     $ 6,269     $   945
Ratio of expenses to average net assets(d)
  With expense reimbursement (%)........................      2.92         2.96        3.09        3.20        3.30
  Without expense reimbursement (%).....................      3.90         4.25        3.17        3.57        7.93
Ratio of net investment (loss) income to
  average net assets (%)(a).............................      (.49)         .10        (.69)       (.98)       (.51)
Portfolio turnover rate (%).............................        37           47          42          27          14

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
10

                                                                                                for the period
                                                                                                April 30, 1996
                                                                  for the year ended            (commencement)
                       CLASS C                                       December 31,               to December 31,
-------------------------------------------------------------------------------------------------------------------
                                                            1999        1998         1997            1996
SELECTED PER SHARE DATA                                ------------------------------------------------------------
Net asset value, beginning of period.................      $  5.96     $  6.79     $  10.06         $  9.89
                                                       ------------------------------------------------------------
  Income (loss) from investment operations
  Net investment income (loss)(a)....................         (.03)        .01(b)      (.07)           (.02)(b)
  Net gains or losses on securities (both realized
    and unrealized)..................................         2.76        (.84)(b)    (2.76)            .19 (b)
                                                       ------------------------------------------------------------
  Total from investment operations...................         2.73        (.83)       (2.83)            .17
                                                       ------------------------------------------------------------
  Less distributions
  Dividends in excess of net investment income.......           --          --          .01              --
  Distributions
    From capital gains...............................          .02          --          .27              --
    In excess of capital gains.......................           --          --          .16              --
                                                       ------------------------------------------------------------
    Total distributions..............................          .02          --          .44              --
                                                       ------------------------------------------------------------
Net asset value, end of period.......................      $  8.67     $  5.96     $   6.79         $ 10.06
                                                       ============================================================
Total return (%).....................................        45.84(c)   (12.16)(c)   (28.01)(c)        1.73 (e)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).............      $ 3,474     $ 2,641     $  2,420         $ 1,854
Ratio of expenses to average net assets(d)
  With expense reimbursement (%).....................         2.85        2.96         3.12            3.16 (f)
  Without expense reimbursement (%)..................         3.83        4.25         3.20            3.53 (f)
Ratio of net investment income (loss) to
  average net assets (%)(a)..........................         (.43)        .10         (.72)           (.94)(f)
Portfolio turnover rate (%)..........................           37          47           42              27

--------------------------------------------------------------------------------

                                                                        for the period
                                                       for the year     April 30, 1996
                                                          ended         (commencement)
                    ADVISOR CLASS                      December 31,     to December 31,
-------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                    1999              1998
                                                       ------------------------------------
Net asset value, beginning of period.................     $ 6.05            $  7.48
                                                        -----------------------------------
  Income (loss) from investment operations
  Net investment income(a)...........................        .03                .04 (b
  Net gains or losses on securities (both realized
    and unrealized)..................................       2.83              (1.47)(b)
                                                        -----------------------------------
  Total from investment operations...................       2.86              (1.43)
                                                        -----------------------------------
  Less distributions
  Dividends from net investment income...............        .06                 --
  Distributions from capital gains...................        .05                 --
                                                        -----------------------------------
  Total distributions................................        .11                 --
                                                        -----------------------------------
Net asset value, end of period.......................     $ 8.80            $  6.05
                                                        -----------------------------------
                                                        -----------------------------------
Total return (%).....................................      47.38(c)          (19.06)(e)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).............     $  337            $    82
Ratio of expenses to average net assets(d)
  With expense reimbursement (%).....................       1.74               1.68 (f)
  Without expense reimbursement (%)..................       2.72               2.97 (f)
Ratio of net investment income to
  average net assets (%)(a)..........................        .69               1.38 (f)
Portfolio turnover rate (%)..........................         37                 47

  (a) Net investment income (loss)      (b) Based on average shares           (c) Total return does not reflect
  is net of expenses reimbursed by      outstanding                           a sales charge.
  Manager.

  (d) From 1995 to 1997, total          (e) Total return represents           (f) Annualized
  expenses include fees paid            aggregate total return and does
  indirectly through an expense         not reflect a sales charge.
  offset arrangement.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              11

NOTES TO FINANCIAL STATEMENTS

Ivy Developing Nations Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1999, the interest rate was 3.75%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund earned foreign source dividends of $366,236. These dividends were subject to foreign withholding tax in the amount of $39,434. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

The Fund has a net tax-basis capital loss carryover of approximately $7,640,000 as of December 31, 1999, which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires $6,641,000 in 2006 and $999,000 in 2007.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund, prior to Statement of Position

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY DEVELOPING NATIONS FUND
--------------------------------------------------------------------------------

12

98-5, "Reporting on the Cost of Start-Up Activities", in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies and certain securities sold at a loss. As a result, Net investment loss and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of its average net assets.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.
Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1999, the net amount of underwriting discount retained by IMDI was $2,506.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $13,128, $67,796 and $30,867, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $28,914, $28,640, $11,050 and $382, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                              YEAR ENDED               YEAR ENDED
                          DECEMBER 31, 1999        DECEMBER 31, 1998
-----------------------------------------------------------------------
       CLASS A           SHARES      AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------
Sold..................   403,801   $ 3,110,881    339,762   $ 1,889,391
Issued on reinvestment
 of distributions.....     2,958        25,081        449         2,705
Repurchased...........  (673,581)   (4,790,321)  (688,352)   (4,041,641)
                        --------   -----------   --------   -----------
Net decrease..........  (266,822)  $(1,654,359)  (348,141)  $(2,149,545)
                        ========   ===========   ========   ===========

                              YEAR ENDED               YEAR ENDED
                          DECEMBER 31, 1999        DECEMBER 31, 1998
-----------------------------------------------------------------------
       CLASS B           SHARES      AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------
Sold..................   156,336   $ 1,112,285    249,973   $ 1,513,934
Issued on reinvestment
 of distributions.....       928         7,752        414         2,490
Repurchased...........  (303,685)   (2,103,760)  (469,091)   (2,766,353)
                        --------   -----------   --------   -----------
Net decrease..........  (146,421)  $  (983,723)  (218,704)  $(1,249,929)
                        ========   ===========   ========   ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              13

                              YEAR ENDED               YEAR ENDED
                          DECEMBER 31, 1999        DECEMBER 31, 1998
-----------------------------------------------------------------------
       CLASS C           SHARES      AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------
Sold..................   169,606   $ 1,253,679    240,773   $ 1,338,143
Issued on reinvestment
 of distributions.....       736         6,171        106           548
Repurchased...........  (213,019)   (1,530,919)  (153,701)     (902,679)
                        --------   -----------   --------   -----------
Net
 (decrease)/increase..   (42,677)  $  (271,069)    87,178   $   436,012
                        ========   ===========   ========   ===========

                                                     FOR THE PERIOD
                                                     APRIL 30, 1998
                              YEAR ENDED             (COMMENCEMENT)
                          DECEMBER 31, 1999       TO DECEMBER 31, 1998
-----------------------------------------------------------------------
    ADVISOR CLASS        SHARES      AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------
Sold..................    55,850   $   426,326     14,503   $    95,403
Issued on reinvestment
 of distributions.....       490         4,171          9            54
Repurchased...........   (31,508)     (234,937)    (1,013)       (5,000)
                        --------   -----------   --------   -----------
Net increase..........    24,832   $   195,560     13,499   $    90,457
                        ========   ===========   ========   ===========

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY DEVELOPING NATIONS FUND
--------------------------------------------------------------------------------

14

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
IVY DEVELOPING NATIONS FUND (THE "FUND"):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 4, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              15

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

On September 30, 1999, a special shareholder meeting (the "Meeting") was held at the offices of Mackenzie Investment Management Inc., Boca Raton, Florida, for the following purposes (and with the following results):

PROPOSAL 1: With respect to Ivy Fund, to elect Trustees.

----------------------------------------------------
NOMINEE:                         FOR:      WITHHOLD:
----------------------------------------------------
James W. Broadfoot...........  1,175,093    42,232
Keith J. Carlson.............  1,175,092    42,232
Stanley Channick.............  1,171,045    46,279
Roy J. Glauber...............  1,169,469    47,855
Edward M. Tighe..............  1,172,548    44,776

The other Trustees of Ivy Fund previously elected by shareholders whose term of office continued after the meeting were John S. Anderegg, Jr., Paul H. Broyhill, Frank W. DeFriece, Jr., Joseph G. Rosenthal, Richard N. Silverman and J. Brendan Swan.

PROPOSAL 2: With respect to the Fund, to ratify or reject the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

------------------------------
  FOR:     AGAINST:   ABSTAIN:
------------------------------
1,158,647   18,200     40,478

PROPOSAL 3: With respect to the Fund, to approve or disapprove the revision of certain fundamental investment policies.

3.1 DIVERSIFICATION:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
956,069   25,862     51,835      183,558

3.2 BORROWING:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
 942,711    35,912     55,143      183,558

3.3 SENIOR SECURITIES:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
 948,053    33,160     52,553      183,558

3.4 UNDERWRITING:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
 951,056    29,503     53,208      183,558

3.5 REAL ESTATE:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
 951,138    27,489     55,139      183,558

3.6 COMMODITIES:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
 947,381    28,174     58,212      183,558

3.7 LOANS:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
 944,185    32,659     56,923      183,558

3.8 CONCENTRATION:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
 952,676    28,237     52,553      183,558

3.9 OTHER POLICIES:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
 949,191    32,022     52,553      183,558

---------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner (or other persons entitled to vote) nor has discretionary power to vote on a particular matter.

02IDNF123199

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                [IVY FUNDS LOGO]

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

DECEMBER 31, 1999

BOARD OF TRUSTEES
John S. Anderegg,Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111

                                [MACKENZIE LOGO]


                                IVY GLOBAL FUND

OVERVIEW
The long-term strategy of the Ivy Global Fund is to provide shareholders with an all-inclusive worldwide investment portfolio that includes exposure to developed as well as developing areas of the world. While there are no guarantees, history has shown that over the long run, including both foreign and domestic stocks in a single portfolio can reduce overall portfolio risk.

         The management team uses a disciplined value approach. Rather than base country allocation decisions on predetermined benchmarks, country weightings are determined based on the risk-adjusted relative value of markets around the world. It is not uncommon for the Fund to be substantially underweight major markets when we believe valuations are unjustified, thereby increasing the level of risk. In addition to our top-down analysis, which includes an evaluation of factors such as each country's political and social stability, foreign trade relationships, and currency valuation, we conduct a rigorous bottom-up stock selection process to uncover stocks that we believe are undervalued by the market.

         The Fund's US holdings (approximately 29% of assets) are concentrated in blue chip companies with proven track records of quality earnings growth that are trading at what we believe to be a reasonable price relative to the company's underlying level of profitability. The Fund's underweighting in the US, as compared to many other global funds, is a reflection of the Fund's value management style and our belief that greater opportunities exist elsewhere in the world. For the 12 months ended December 31, 1999, the Ivy Global Fund returned 26.51%. This compares favorably to the Morgan Stanley Capital International World Index, which was up 24.94% for the same period. (For the Fund's total return with sales charge and performance commentary, please refer to page 4.)


MARKET COMMENTARY

The world's stock markets made a significant turnaround in 1999, surprising, we believe, even the most optimistic global investors. In our view, over the last few months, there were a number of encouraging signs of growth coming from the eurozone (the 11 nations that make up the Economic and Monetary
Union--EMU), particularly from the two largest economies, Germany and France. According to our research, on average, gross domestic product (GDP) in Europe grew more than 4% in the third quarter on a seasonally adjusted basis, and unemployment dipped below 10% for the first time in years. We anticipate that upgrades in earnings and GDP estimates across continental Europe will

2


continue to support the markets through 2000. We believe that Europe remains the most attractive investment area at this time.

         Within this environment, we expect interest rates and inflation to remain relatively low. We believe the European Central Bank's half-point rise in short-term rates in early November was precautionary leaving real short-term rates at over 1%. In our view, investors' concerns about rising interest rates throughout 1999 put severe pressure on rate-sensitive sectors, particularly financial stocks. Beginning in the fourth quarter of the year, banks and insurance companies appeared frequently on our research screens as representing good long-term value. We began increasing the size of existing holdings in this sector and added a few new securities, including two Swiss financial firms.

 "WE BELIEVE THAT THE EURO WILL GAIN STRENGTH IF ECONOMIC GROWTH ACCELERATES ON
  THE CONTINENT, WHICH SHOULD PROVIDE INCREMENTAL RETURNS FOR US DOLLAR-BASED
                         INVESTORS IN THE COMING YEAR."

Weakness in the euro, which according to our research lost about 16% of its value relative to the dollar and even more relative to the yen, should result in a sizable pickup in export growth in 2000. Recent economic data supports this belief, with third-quarter exports from France showing the strongest increase in 10 years. Purchasing-power analysis, which compares the cost to buy a basket of goods in one currency versus another, indicates that exchange rates for deutsche mark-linked currencies, including the euro (since its introduction in January
1999) are at their cheapest levels in 25 years relative to the dollar and the yen. We expect the euro to gain strength if economic growth accelerates on the Continent, which should provide incremental returns for US dollar-based investors in the coming year.

         We believe that we are just starting to see the impact of EMU on European corporate profitability. Consolidation activity is taking place in many industries throughout continental Europe and the UK, including telecoms, pharmaceuticals, autos, energy, utilities, banks, and insurance companies. And we believe there is more to come. Recently proposed tax changes in Germany--effectively eliminating capital gains tax on asset sales for corporations--should clear the way for long-overdue corporate restructuring in that market. We expect these trends to continue across the Continent over the next three to five years. In the short run, equity prices will continue to respond favorably to takeover announcements, while we anticipate that longer term, equity prices will benefit from strong earnings growth if costs decline, productivity rises, and economies of scale are realized.

ASIA'S RECOVERY.

The economies in Asia staged a strong recovery in 1999. Our research indicates that in less than two years industrial production in the crisis economies in Asia are back to their precrisis levels. We believe that a combination of looser monetary conditions and a strong recovery in exports aided in the first stage of economic growth throughout Asia. We expect that the second phase of the recovery may be driven by domestic demand. Recent economic statistics appear to indicate that domestic conditions are improving across the region. Initial reports from Hong Kong point to 10% to 30% year-on-year increases in department store sales since mid-November. We believe a rebound in consumer confidence is critical to driving the regional recovery further. We anticipate that domestic demand will, in turn, fuel an increase in intraregional trade and be an important step in returning Asia's economies to the virtuous circle of growth experienced in the late 1980s and early 1990s.

RISING PRICES FOR LATIN
AMERICAN COMMODITIES.

Historically, stronger growth in the developed world has led to higher demand for exports from emerging markets and higher commodity prices. We believe that Latin America, which represents about 7% of the Fund's assets, should benefit from higher commodity prices, as primary materials make up a large portion of the region's economic output. Our research shows that this year's increases in oil prices have already benefited oil exporters in Argentina, Venezuela, and Peru. And, improving iron ore and copper prices should provide an economic boost in Brazil and Chile.

THE IMPACT OF TECHNOLOGY.

As we approached the end of 1999, the technology mania that was pervasive in US equity markets spread to the rest of the world. It seemed as though any company with hopes of becoming an Internet player was suddenly awarded very lofty valuations based on projections of cash flows to be generated 25 years hence. Because Ivy Global Fund is managed with a disciplined, value approach, we looked at the high valuations of these companies with great skepticism. The Internet is undeniably changing the way business is conducted around the globe. However, with the absence of profits and the presence of a high level of speculation, we believe these companies are more suitable for funds managed with a more growth-oriented investment style or that specialize in the technology sector, such as the Ivy Global Science & Technology Fund.

         We believe that valuations in international markets highlight the attractiveness of overseas opportunities, particularly when compared to the domestic market. Despite recent strong performance, our research indicates that equities of emerging markets are still trading at a substantial discount to US equities. In the developed world, we believe that Europe and Asia offer compelling value, with earnings growth estimates substantially higher than those expected in the US. While some investors might argue that foreign markets should trade at a discount to the US, this has not always been the case. Our research confirms that, on average, European markets have traded in line with US equity valuations while trading at a premium between 1976 and 1979, 1982 and 1989, and 1994 and 1996. In the early 1990s, high-growth economies in Asia, such as Singapore and Hong Kong, traded at significant premiums.

         In our view, strong performance in foreign markets this year provides a reminder to domestic investors that the US market is not the only game in town. While US equities may continue to perform well, history tells us that nothing lasts forever. We believe that a normalization of US stock prices may provide a catalyst for a change in market leadership in favor of international markets. While there are no guarantees, we believe the Ivy Global Fund is well positioned to benefit from an anticipated continued improvement in worldwide economic growth, and that our value style should benefit shareholders over the long term.

4


PERFORMANCE COMPARISON OF THE FUND SINCE
 INCEPTION (4/91) OF A $10,000 INVESTMENT


                                    [CHART]


IVY GLOBAL FUND
PERFORMANCE COMMENTARY

For the 12 months ended December 31, 1999, the Ivy Global Fund returned 26.51% versus its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which gained 24.94% over the same period. The Fund's outperformance can be attributed to two primary factors: its overweighting in Asian equities and underweighting in US equities. Asian equities posted a strong recovery in 1999 following one and a half years of economic crisis. With over 31% of the Fund invested in Asian stocks at the start of the year, the Fund was well positioned to benefit as economies and stock markets in the region rebounded. In addition, following five years of solid outperformance of US equities (as measured by the S&P 500 Index), 1999 marks the first year since 1993 that non-US markets outperformed the US market. The Fund's underweight position in US equities (29% versus 50% for the MSCI World Index) contributed to the Fund's outperformance in 1999.

The Morgan Stanley Capital International (MSCI) World Index and the S&P 500 Index are unmanaged indices of stocks which assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.


                                                       Class A(1)               Class B(2) & C(3)               Advisor Class(4)
                                                     ----------------   ------------------------------------    ----------------
IVY GLOBAL FUND                                        w/       w/o            w/                  w/o            w/        w/o
AVERAGE ANNUAL TOTAL RETURN                          Reimb.    Reimb.        Reimb.               Reimb.        Reimb.    Reimb.
FOR PERIODS ENDING                                   ------    ------   ----------------    ----------------    ------    ------
DECEMBER 31, 1999                                                         w/       w/o        w/       w/o
                                                                         CDSC      CDSC      CDSC      CDSC
                                                                        -----     -----     -----     -----
                                                                           B:        B:        B:        B:
                                                                        20.31%    25.31%    19.54%    24.54%
                                                                           C:        C:        C:        C:
1 year                                               19.23%    18.39%   24.24%    25.24%    23.21%    24.21%    26.77%   24.41%
                                                     -----     -----    -----     -----     -----     -----     -----    -----
                                                                           B:        B:        B:        B:
                                                                         9.15%     9.43%     8.88%     9.16%
                                                                           C:         C:        C:        C:
5 year                                                9.01%     8.71%     n/a       n/a       n/a       n/a       n/a      n/a
                                                     -----     -----    -----     -----     -----     -----     -----    -----
                                                                           B:        B:        B:        B:
                                                                         7.70%     7.82%     7.46%     7.58%
                                                                           C:        C:        C:        C:
Since Inception(5)                                    8.88%     8.18%    6.28%     6.28%     5.89%     5.89%     8.07%    6.71%
                                                      -----     -----    -----     -----     -----     -----     -----    -----

(1) Class A performance figures include the maximum sales charge of 5.75%.
(2) Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3) Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4) Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5) Class A commenced operations April 18, 1991; Class B commenced operations April 1, 1994; Class C commenced operations
           April 30, 1996; Advisor Class commenced operations April 30, 1998.

           Total returns in some periods were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

           All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Global Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

--------------------------------------------------------------
   EQUITY SECURITIES -- 99.97%        SHARES          VALUE
--------------------------------------------------------------
AFRICA -- 3.10%
--------------------------------
SOUTH AFRICA -- 3.10%
Anglo American plc...............          4,090   $   263,698
Nampak Limited...................         33,000        99,147
South African Breweries plc......         24,144       245,458
                                                   -----------
                                                       608,303
                                                   -----------
ASIA/PACIFIC -- 14.30%
--------------------------------
AUSTRALIA -- 1.57%
National Australia Bank Ltd......         10,248       156,242
Pacific Dunlop Limited...........        107,000       150,951
                                                   -----------
                                                       307,193
                                                   -----------
HONG KONG -- 2.79%
Cheung Kong Holdings Ltd. .......         17,000       215,957
Citic Pacific Ltd. ..............         30,000       112,883
Jardine Matheson Holdings
  Ltd. ..........................         15,600        61,464
Jardine Strategic Holdings
  Ltd. ..........................         38,187        75,992
New World Development
  Company Ltd. ..................         35,401        79,696
                                                   -----------
                                                       545,992
                                                   -----------
MALAYSIA -- 1.03%
Perusahaan Otomobil Nasional
  Berhad.........................         30,000        58,421
RHB Sakura Merchant Bankers
  Berhad.........................          3,000         2,368
Sime Darby Berhad................         43,000        54,542
Sime UEP Properties Berhad.......         62,000        87,289
                                                   -----------
                                                       202,620
                                                   -----------
NEW ZEALAND -- 3.72%
Fletcher Challenge Building......         41,500        61,031
Fletcher Challenge Forestry(a)...          2,580         1,036
Fletcher Challenge Paper.........         83,000        58,001
Lion Nathan Limited..............         27,000        62,658
Tourism Holdings Limited.........        292,242       545,608
                                                   -----------
                                                       728,334
                                                   -----------
PHILIPPINES -- 1.40%
Bacnotan Cement Corporation(a)...         94,000         7,697
Belle Corporation Warrants(a)....         46,200           436
Benpres Holdings Corporation
  Sponsored GDR(a)...............         24,100        73,806
Philippine Long Distance
  Telephone Co. .................          3,800        96,650
Universal Robina Corporation.....        535,000        95,583
                                                   -----------
                                                       274,172
                                                   -----------
SINGAPORE -- 3.27%
Clipsal Industries Limited.......        118,000       130,324
Elec & Eltek International Co.
  Ltd. ..........................         34,100       110,484
Fraser & Neave Ltd. ORD..........         27,200       100,408
Overseas Union Bank Ltd. ........         27,408       160,400
Singapore Airlines
  Ltd. -- Foreign Registered.....          4,000        45,378
United Overseas Bank
  Ltd. -- Foreign Registered.....         10,560        93,176
                                                   -----------
                                                       640,170
                                                   -----------
THAILAND -- 0.52%
Bangkok Bank Public Company
  Ltd. -- Foreign Registered.....         40,000       101,131
                                                   -----------
EUROPE -- 47.10%
--------------------------------
AUSTRIA -- 0.99%
Bank Austria AG..................          3,466       194,543
                                                   -----------
DENMARK -- 1.53%
Den Danske Bank Group............          1,786       194,854
Unidanmark A/S...................          1,500       105,060
                                                   -----------
                                                       299,914
                                                   -----------
FINLAND -- 0.34%
Stora Enso Oyj -- R Shares.......          3,847        66,745
                                                   -----------

--------------------------------------------------------------
--------------------------------------------------------------
        EQUITY SECURITIES             SHARES          VALUE
FRANCE -- 7.99%
Alcatel S.A. ....................          7,000   $   315,000
Banque Nationale de Paris........          3,364       308,851
Compagnie Generale des
  Etablissements Michelin Class
  B..............................          3,000       117,269
Groupe Danone....................            600       140,723
Scor S.A.........................          4,800       210,724
Societe Generale.................          1,315       304,464
Suez Lyonnaise des Eaux..........          1,054       168,077
                                                   -----------
                                                     1,565,108
                                                   -----------
GERMANY -- 3.80%
Adidas-Salomon AG................          2,400       179,211
DaimlerChrysler AG...............          2,715       211,985
Hornbach Holding AG Preferred....          2,921       140,531
Volkswagen AG....................          3,800       213,290
                                                   -----------
                                                       745,017
                                                   -----------
IRELAND -- 0.61%
Bank of Ireland..................         15,000       118,773
                                                   -----------
ITALY -- 1.09%
Banca Popolare di Milano.........         27,500       213,064
                                                   -----------
NETHERLANDS -- 5.26%
Akzo Nobel NV....................          4,863       242,735
Fortis NL NV.....................          3,100       111,080
Hunter Douglas NV................          3,800       102,836
ING Groep NV.....................          4,022       241,633
Koninklijke (Royal) Philips
  Electronics NV.................          2,013       272,380
Royal Dutch Petroleum Company --
  NY Shares......................          1,000        60,437
                                                   -----------
                                                     1,031,101
                                                   -----------
NORWAY -- 1.13%
Storebrand ASA(a)................         29,200       221,620
                                                   -----------
PORTUGAL -- 2.05%
Lusomundo -- SGPS S.A. Preferred
  Shares.........................          5,900        52,631
Portugal Telecom S.A. --
  Sponsored ADR..................         14,885       161,874
Sonae Industria E
  Investimentos..................          3,550       186,448
                                                   -----------
                                                       400,953
                                                   -----------
SWEDEN -- 3.85%
AssiDoman AB.....................          4,680        75,872
Electrolux AB....................         12,000       300,596
Investor AB......................         24,000       337,117
Trelleborg AB -- B Shares........          4,645        41,594
                                                   -----------
                                                       755,179
                                                   -----------
SWITZERLAND -- 6.90%
Holderbank Financiere Glaris
  AG.............................            103       140,273
Nestle AG Registered.............             64       116,627
Novartis AG Registered...........            183       267,286
SGS Societe Generale de
  Surveillance Holding S.A. .....            251       318,311
Swatch Group, (The) AG...........            350       401,004
UBS AG -- Registered.............            400       107,451
                                                   -----------
                                                     1,350,952
                                                   -----------
UNITED KINGDOM -- 11.56%
Allied Zurich plc................          6,000        70,979
Barclay's Bank ORD...............          2,500        71,962
Billiton plc.....................         32,742       191,028
Boots Company plc................         12,000       116,816
British Airways plc..............         56,000       363,728
Cadbury Schweppes plc............         24,000       140,605
Corporate Services Group plc.....        125,000       206,499
Gallaher Group plc...............         41,048       174,324
Imperial Chemical Industries
  plc............................         21,539       227,727
National Westminster Bank plc
  ADR............................            900       116,325

    [IVY LEAF LOGO]
--------------------------------------------------------------------------------
    IVY GLOBAL FUND
--------------------------------------------------------------------------------

6

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

--------------------------------------------------------------
        EQUITY SECURITIES             SHARES          VALUE
--------------------------------------------------------------
Pilkington plc...................        207,890   $   279,772
PowerGen plc.....................         18,831       133,919
Rio Tinto plc Sponsored ADR......             89         8,433
Tate & Lyle plc..................         25,000       163,588
                                                   -----------
                                                     2,265,705
                                                   -----------
LATIN AMERICA -- 6.62%
--------------------------------
BRAZIL -- 4.34%
Petroleo Brasileiro S.A.
  (Petrobras) Preferred..........      1,340,000       343,684
Telecomunicacoes Brasileiras S.A.
  (Telebras) -- Sponsored ADR
  Preferred Block................          3,000       385,500
Uniao de Bancos Brasileiros S.A.
  (Unibanco) -- Preferred........      4,400,000       120,162
                                                   -----------
                                                       849,346
                                                   -----------
CHILE -- 1.65%
A.F.P. Provida S.A. -- Sponsored
  ADR............................          7,100       152,650
Cristalerias de
  Chile -- Sponsored ADR.........         11,900       171,062
                                                   -----------
                                                       323,712
                                                   -----------
MEXICO -- 0.63%
Panamerican Beverages Inc. ......          6,000       123,375
                                                   -----------
NORTH AMERICA -- 28.85%
--------------------------------
CANADA -- 0.06%
Boliden Limited -- Swedish
  Depository Receipt(a)..........          3,790        11,579
                                                   -----------
UNITED STATES -- 28.79%
Abbott Laboratories..............            500        18,156
ALLTEL Corporation...............          1,600       132,300
Altera Corporation(a)............          1,200        59,475
American International Group,
  Inc. ..........................            600        64,875
Anheuser-Busch Companies,
  Inc. ..........................          1,750       124,031
Applied Materials, Inc.(a).......          1,000       126,688
AT&T Corporation.................          2,600       131,950
Atlantic Richfield Company
  (ARCO).........................            250        21,625
Bank of America Corporation......          1,000        50,187
Bank of New York Company,
  Inc., (The)....................          1,800        72,000
Bell Atlantic Corporation........          1,500        92,344
BellSouth Corporation............          2,000        93,625
Briggs & Stratton Corporation....            400        21,450
Bristol-Myers Squibb Company.....          1,750       112,328
Chase Manhattan Corporation,
  (The)..........................          1,200        93,225
Chevron Corporation..............          1,200       103,950
Cisco Systems, Inc.(a)...........          1,000       107,125
Colgate-Palmolive Company........          2,000       130,000
Dell Computer Corporation(a).....          1,500        76,500
Eli Lilly and Company............          1,500        99,750
Emerson Electric Co..............            500        28,687
Exxon Mobil Corporation..........          1,320       106,343
Fannie Mae.......................          1,000        62,438
Gap, Inc.(The)...................          2,500       115,000
General Electric Company.........          1,000       154,750
General Mills, Inc...............          2,000        71,500
General Motors Corporation.......          1,300        94,494
Georgia-Pacific Group............          1,250        63,438
H.J. Heinz Company...............          2,000        79,625
Hewlett-Packard Company..........            300        34,181

--------------------------------------------------------------
--------------------------------------------------------------
        EQUITY SECURITIES             SHARES          VALUE
Home Depot, Inc..................            600   $    41,138
Honeywell International Inc......          1,687        97,319
Intel Corporation................          2,500       205,781
International Business Machines
  Corp. .........................          1,700       183,600
Johnson & Johnson................          1,250       116,406
Kimberly-Clark Corporation.......          1,100        71,775
Lowe's Companies, Inc. ..........          1,800       107,550
Lucent Technologies Inc..........            400        29,925
May Department Stores
  Company, (The).................          2,000        64,500
MCI WorldCom, Inc.(a)............            450        23,878
MediaOne Group, Inc.(a)..........            350        26,884
Mellon Financial Corporation.....          3,000       102,188
Merck & Co, Inc. ................          1,250        83,828
Merrill Lynch & Co., Inc. .......          1,300       108,550
Microsoft Corporation(a).........          1,200       140,100
Morgan Stanley Dean Witter &
  Co. ...........................          1,800       256,950
Novellus Systems, Inc.(a)........          1,000       122,531
PepsiCo, Inc.....................          2,000        70,500
Pfizer Inc. .....................            600        19,463
PPG Industries, Inc. ............          1,350        84,459
Praxair, Inc. ...................          1,850        93,078
Sara Lee Corporation.............            700        15,444
SBC Communications Inc. .........          2,000        97,500
Schering-Plough Corporation......          2,200        92,813
State Street Corporation.........          1,250        91,328
Sun Microsystems, Inc.(a)........          3,200       247,800
Texaco Inc. .....................          1,500        81,469
Texas Instruments Inc. ..........            600        58,125
Tommy Hilfiger Corporation(a)....          2,600        60,613
United Technologies
  Corporation....................          1,400        91,000
Wal-Mart Stores, Inc. ...........            500        34,563
Wells Fargo Corporation..........          1,900        76,831
Wm. Wrigley Jr. Company..........          1,200        99,525
                                                   -----------
                                                     5,639,454
                                                   -----------
TOTAL INVESTMENTS -- 99.97%
  (Cost -- $16,142,610)
  (Cost on Federal income tax
    basis -- $16,230,959)........                   19,584,055
OTHER ASSETS, LESS LIABILITIES -- 0.03%                  5,562
                                                   -----------
NET ASSETS -- 100%...............                  $19,589,617
                                                   ===========
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
NY Shares -- New York Shares
ORD -- Ordinary
(a) Non-income producing security

OTHER INFORMATION:
At December 31, 1999, net unrealized appreciation based on
cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation...............   $ 5,209,129
    Gross unrealized depreciation...............    (1,767,684)
                                                   -----------
        Net unrealized appreciation for
          financial statement purposes..........     3,441,445
    Less: tax basis adjustments.................       (88,349)
                                                   -----------
        Net unrealized appreciation for Federal
          income tax purposes...................   $ 3,353,096
                                                   ===========
Purchases and sales of securities other than short-term
obligations aggregated $9,945,252 and $17,998,559,
respectively, for the period ended December 31, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investments, at value (identified cost -- $16,142,610)......  $19,584,055
Cash........................................................       30,886
Receivables
  Fund shares sold..........................................        1,896
  Dividends and interest....................................       42,195
  Manager for expense reimbursement.........................       16,197
Other assets................................................        7,678
                                                              -----------
  Total assets..............................................   19,682,907
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................       31,622
  Management fee............................................       16,113
  12b-1 service and distribution fees.......................        8,704
  Other payables to related parties.........................       10,275
Accrued expenses............................................       26,576
                                                              -----------
  Total liabilities.........................................       93,290
                                                              -----------
NET ASSETS..................................................  $19,589,617
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($11,828,413/881,437 shares outstanding)..................  $     13.42
                                                              ===========
Maximum offering price per share ($13.42 x 100/94.25)*......  $     14.24
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($7,315,790/556,677 shares outstanding).............  $     13.14
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($266,586/20,912 shares outstanding)................  $     12.75
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($178,828/13,244 shares outstanding)................  $     13.50
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $16,202,917
  Accumulated net investment loss...........................      (51,217)
  Net unrealized appreciation on investments and foreign
    currency transactions...................................    3,437,917
                                                              -----------
NET ASSETS..................................................  $19,589,617
                                                              ===========

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL FUND
--------------------------------------------------------------------------------

8

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends, net of $45,056 foreign taxes withheld..........             $  451,742
  Interest..................................................                  7,797
                                                                         ----------
                                                                            459,539
                                                                         ----------
EXPENSES
  Management fee............................................  $202,715
  Transfer agent............................................    64,932
  Administrative services fee...............................    20,271
  Custodian fees............................................    79,966
  Blue Sky fees.............................................    30,150
  Auditing and accounting fees..............................    24,139
  Shareholder reports.......................................    14,346
  Fund accounting...........................................    36,499
  Trustees' fees............................................     9,240
  12b-1 service and distribution fees.......................   105,217
  Legal.....................................................    26,691
  Other.....................................................     7,096
                                                                         ----------
                                                                            621,262
  Expenses reimbursed by Manager............................               (120,751)
                                                                         ----------
      Net expenses..........................................                500,511
                                                                         ----------
NET INVESTMENT LOSS.........................................                (40,972)
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................              2,479,642
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................              2,250,842
                                                                         ----------
      Net gain on investment transactions...................              4,730,484
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $4,689,512
                                                                         ==========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               9

STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                              -------------------------
                                                                 1999          1998
                                                              -------------------------
DECREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $   (40,972)  $   (32,877)
  Net realized gain (loss) on investments and foreign
    currency transactions...................................    2,479,642    (1,235,420)
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................    2,250,842     3,370,566
                                                              -----------   -----------
      Net increase resulting from operations................    4,689,512     2,102,269
                                                              -----------   -----------
Class A distributions
  Dividends in excess of net investment income..............           --          (622)
  Distributions from capital gains..........................     (738,164)     (677,923)
                                                              -----------   -----------
      Total distributions to Class A shareholders...........     (738,164)     (678,545)
                                                              -----------   -----------
Class B distributions
  Dividends in excess of net investment income..............           --          (328)
  Distributions from capital gains..........................     (468,259)     (356,809)
                                                              -----------   -----------
      Total distributions to Class B shareholders...........     (468,259)     (357,137)
                                                              -----------   -----------
Class C distributions
  Dividends in excess of net investment income..............           --           (19)
  Distributions from capital gains..........................      (17,380)      (20,452)
                                                              -----------   -----------
      Total distributions to Class C shareholders...........      (17,380)      (20,471)
                                                              -----------   -----------
Advisor Class distributions
  Dividends in excess of net investment income..............           --           (13)
  Distributions from capital gains..........................      (11,002)      (14,685)
                                                              -----------   -----------
      Total distributions to Advisor Class shareholders.....      (11,002)      (14,698)
                                                              -----------   -----------
Fund share transactions (Note 4)
  Class A...................................................   (5,072,125)   (5,705,136)
  Class B...................................................   (1,283,220)   (2,919,278)
  Class C...................................................     (216,719)     (351,723)
  Advisor Class.............................................     (197,021)      373,565
                                                              -----------   -----------
      Net decrease resulting from Fund share transactions...   (6,769,085)   (8,602,572)
                                                              -----------   -----------
TOTAL DECREASE IN NET ASSETS................................   (3,314,378)   (7,571,154)
NET ASSETS
  Beginning of period.......................................   22,903,995    30,475,149
                                                              -----------   -----------
  END OF PERIOD.............................................  $19,589,617   $22,903,995
                                                              ===========   ===========

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
10

                                                                                for the year ended
                          CLASS A                                                  December 31,
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                         1999       1998      1997      1996      1995
                                                             ------------------------------------------------------
Net asset value, beginning of period.......................   $ 11.32     $ 10.93   $ 13.17   $ 11.97   $ 11.23
                                                             ------------------------------------------------------
  Income (loss) from investment operations
  Net investment income....................................       .01(a)      .02(a)    .08       .08       .09(a)
  Net gains or losses on securities (both realized and
    unrealized)............................................      2.98         .91     (1.23)     1.86      1.25
                                                             ------------------------------------------------------
  Total from investment operations.........................      2.99         .93     (1.15)     1.94      1.34
                                                             ------------------------------------------------------
  Less distributions
  Dividends
    From net investment income.............................        --          --       .05       .08       .04
    In excess of net investment income.....................        --          --       .05       .18        --
  Distributions
    From capital gains.....................................       .89         .54       .99       .48       .49
    In excess of capital gains.............................        --          --        --        --       .07
                                                             ------------------------------------------------------
    Total distributions....................................       .89         .54      1.09       .74       .60
                                                             ------------------------------------------------------
Net asset value, end of period.............................   $ 13.42     $ 11.32   $ 10.93   $ 13.17   $ 11.97
                                                             ======================================================
Total return (%)(b)........................................     26.51        8.59     (8.72)    16.21     12.08
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...................   $11,828     $14,660   $19,692   $24,152   $21,264
Ratio of expenses to average net assets
  With expense reimbursement (%)...........................      2.17        2.18        --        --      2.20
  Without expense reimbursement (%)........................      2.77        2.54      2.07      2.18      2.46
Ratio of net investment income to average net assets (%)...       .09(a)      .16(a)    .58       .58       .71(a)
Portfolio turnover rate (%)................................        50          17        45        43        53

-------------------------------------------------------------------------------------------------------------------
                                                                                for the year ended
                          CLASS B                                                  December 31,
-------------------------------------------------------------------------------------------------------------------
                                                                1999       1998      1997      1996      1995
SELECTED PER SHARE DATA                                      ------------------------------------------------------
Net asset value, beginning of period.......................   $ 11.99     $ 10.90   $ 13.12   $ 11.97   $ 11.23
                                                             ------------------------------------------------------
  Income (loss) from investment operations
  Net investment loss......................................      (.10)(a)    (.09)(a)  (.02)     (.02)       --(a)
  Net gains or losses on securities (both realized and
    unrealized)............................................      2.14         .92     (1.20)     1.85      1.25
                                                             ------------------------------------------------------
  Total from investment operations.........................      2.04         .83     (1.22)     1.83      1.25
                                                             ------------------------------------------------------
  Less distributions
  Dividends
    From net investment income.............................        --          --       .05        --        --
    In excess of net investment income.....................        --          --       .05       .20        --
  Distributions
    From capital gains.....................................       .89         .54       .90       .48       .45
    In excess of capital gains.............................        --          --        --        --       .06
                                                             ------------------------------------------------------
    Total distributions....................................       .89         .54      1.00       .68       .51
                                                             ------------------------------------------------------
Net asset value, end of period.............................   $ 13.14     $ 11.19   $ 10.90   $ 13.12   $ 11.97
                                                             ======================================================
Total return (%)(b)........................................     25.31        7.69     (9.33)    15.30     11.25
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...................   $ 7,316     $ 7,495   $10,056   $ 8,968   $ 4,811
Ratio of expenses to average net assets
  With expense reimbursement (%)...........................      2.99        2.97        --        --      2.95
  Without expense reimbursement (%)........................      3.59        3.33      2.82      2.94      3.21
Ratio of net investment loss to average net assets (%).....      (.72)(a)    (.63)(a)  (.18)     (.17)     (.04)(a)
Portfolio turnover rate (%)................................        50          17        45        43        53

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                                              11

                                                                                               for the period
                                                                                               April 30, 1996
                                                                  for the year ended           (commencement)
                          CLASS C                                    December 31,              to December 31,
---------------------------------------------------------------------------------------------------------------
                                                               1999       1998       1997           1996
SELECTED PER SHARE DATA                                      --------------------------------------------------
Net asset value, beginning of period.......................   $10.90     $10.67     $12.94         $13.31
                                                             --------------------------------------------------
  Income (loss) from investment operations
  Net investment loss......................................     (.16)(a)   (.16)(a)   (.02)          (.01)
  Net gains or losses on securities (both realized and
    unrealized)............................................     2.90        .93      (1.24)           .42
                                                             --------------------------------------------------
  Total from investment operations.........................     2.74        .77      (1.26)           .41
                                                             --------------------------------------------------
  Less distributions
  Dividends
    From net investment income.............................       --         --        .05             --
    In excess of net investment income.....................       --         --        .05            .30
  Distributions from capital gains.........................      .89        .54        .91            .48
                                                             --------------------------------------------------
    Total distributions....................................      .89        .54       1.01            .78
                                                             --------------------------------------------------
Net asset value, end of period.............................   $12.75     $10.90     $10.67         $12.94
                                                             ==================================================
Total return (%)...........................................    25.24(b)    7.30(b)   (9.72)(b)       3.07(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...................   $  267     $  428     $  727         $   71
Ratio of expenses to average net assets
  With expense reimbursement (%)...........................     3.23       3.30         --             --
  Without expense reimbursement (%)........................     3.83       3.66       2.82           3.77(d)
Ratio of net investment loss to average net assets (%).....     (.96)(a)   (.96)(a)   (.18)         (1.01)(d)
Portfolio turnover rate (%)................................       50         17         45             43

-----------------------------------------------------------------------------------------------
                                                                               for the period
                                                              for the year     April 30, 1998
                                                                  ended        (commencement)
                       ADVISOR CLASS                          December 31,     to December 31,
-----------------------------------------------------------------------------------------------
                                                                  1999              1998
SELECTED PER SHARE DATA                                      ----------------------------------
Net asset value, beginning of period.......................      $11.36            $13.26
                                                                -------------------------------
  Income (loss) from investment operations
  Net investment income(a).................................         .08               .05
  Net gains or losses on securities (both realized and
    unrealized)............................................        2.95             (1.41)
                                                                -------------------------------
  Total from investment operations.........................        3.03             (1.36)
                                                                -------------------------------
  Less distributions
  Distributions from capital gains.........................         .89               .54
                                                                -------------------------------
    Total distributions....................................         .89               .54
                                                                -------------------------------
Net asset value, end of period.............................      $13.50            $11.36
                                                                ===============================
Total return (%)...........................................       26.77(b)         (10.19)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...................      $  179            $  321
Ratio of expenses to average net assets
  With expense reimbursement (%)...........................        1.96              1.75(d)
  Without expense reimbursement (%)........................        2.56              2.11(d)
Ratio of net investment income to average net assets
  (%)(a)...................................................         .31               .59(d)
Portfolio turnover rate (%)................................          50                17

(a) Net investment income       (b) Total return does not       (c) Total return represents     (d) Annualized
(loss) is net of expenses       reflect a sales charge.         aggregate total return and
reimbursed by Manager.                                          does not reflect a sales
                                                                charge.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL FUND
--------------------------------------------------------------------------------

12

NOTES TO FINANCIAL STATEMENTS

Ivy Global Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund earned foreign source dividends of $441,945. These dividends were subject to foreign withholding tax in the amount of $45,056. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

Pursuant to Code Section 852, the Fund designates $1,211,125 as long-term capital gain distributions for its taxable year ended December 31, 1999.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies and certain securities sold at a loss. As a result, Net investment loss and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              13

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% on the Fund's first $500 million of average net assets, and .75% of the Fund's average net assets in excess of $500 million. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of its average net assets.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1999, the net amount of underwriting discount retained by IMDI was $1,782.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $31,419, $70,526 and $3,272, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $37,017, $24,881, $1,964 and $1,070, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                              YEAR ENDED                  YEAR ENDED
                          DECEMBER 31, 1999            DECEMBER 31, 1998
-----------------------------------------------------------------------------
       CLASS A          SHARES       AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------
Sold.................   241,445   $   3,162,247       146,315   $   1,787,073
Issued on
 reinvestment of
 distributions.......    50,936         671,840        55,920         628,542
Repurchased..........  (706,165)     (8,906,212)     (708,378)     (8,120,751)
                       --------   -------------   -----------   -------------
Net decrease.........  (413,784)  $  (5,072,125)     (506,143)  $  (5,705,136)
                       ========   =============   ===========   =============

                              YEAR ENDED                  YEAR ENDED
                          DECEMBER 31, 1999            DECEMBER 31, 1998
-----------------------------------------------------------------------------
       CLASS B          SHARES       AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------
Sold.................    62,902   $     775,522        81,549   $     964,574
Issued on
 reinvestment of
 distributions.......    29,290         378,431        26,955         299,738
Repurchased..........  (205,333)     (2,437,173)     (361,380)     (4,183,590)
                       --------   -------------   -----------   -------------
Net decrease.........  (113,141)  $  (1,283,220)     (252,876)  $  (2,919,278)
                       ========   =============   ===========   =============

                              YEAR ENDED                  YEAR ENDED
                          DECEMBER 31, 1999            DECEMBER 31, 1998
-----------------------------------------------------------------------------
       CLASS C          SHARES       AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------
Sold.................     3,127   $      39,261        15,683   $     182,504
Issued on
 reinvestment of
 distributions.......     1,153          14,448         1,448          15,682
Repurchased..........   (22,661)       (270,428)      (45,990)       (549,909)
                       --------   -------------   -----------   -------------
Net decrease.........   (18,381)  $    (216,719)      (28,859)  $    (351,723)
                       ========   =============   ===========   =============

                                                        FOR THE PERIOD
                                                        APRIL 30, 1998
                              YEAR ENDED                (COMMENCEMENT)
                          DECEMBER 31, 1999          TO DECEMBER 31, 1998
-----------------------------------------------------------------------------
    ADVISOR CLASS       SHARES       AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------
Sold.................     3,716   $      44,937        30,998   $     403,896
Issued on
 reinvestment of
 distributions.......       829          11,002         1,303          14,699
Repurchased..........   (19,538)       (252,960)       (4,064)        (45,030)
                       --------   -------------   -----------   -------------
Net (decrease)/
 increase............   (14,993)  $    (197,021)       28,237   $     373,565
                       ========   =============   ===========   =============

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL FUND
--------------------------------------------------------------------------------

14

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
IVY GLOBAL FUND (THE "FUND"):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 4, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              15

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

On September 30, 1999, a special shareholder meeting (the "Meeting") was held at the offices of Mackenzie Investment Management Inc., Boca Raton, Florida, for the following purposes (and with the following results):

PROPOSAL 1: With respect to Ivy Fund, to elect Trustees.

---------------------------------------------------
NOMINEE:                        FOR:      WITHHOLD:
---------------------------------------------------
James W. Broadfoot.........     865,642     51,650
Keith J. Carlson...........     866,594     50,698
Stanley Channick...........     865,004     52,288
Roy J. Glauber.............     865,004     52,288
Edward M. Tighe............     866,594     50,698

The other Trustees of Ivy Fund previously elected by shareholders whose term of office continued after the meeting were John S. Anderegg, Jr., Paul H. Broyhill, Frank W. DeFriece, Jr., Joseph G. Rosenthal, Richard N. Silverman and J. Brendan Swan.

PROPOSAL 2: With respect to the Fund, to ratify or reject the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

-------------------------------
   FOR:     AGAINST:   ABSTAIN:
-------------------------------
 859,722     1,572      55,998

PROPOSAL 3: With respect to the Fund, to approve or disapprove the revision of certain fundamental investment policies.

3.1 DIVERSIFICATION:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
 692,018      9,239     77,728       138,307

3.2 BORROWING:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
 688,507     12,575     77,903       138,307

3.3 SENIOR SECURITIES:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
 688,564     11,614     78,807       138,307

3.4 UNDERWRITING:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
 691,336      8,406     79,243       138,307

3.5 REAL ESTATE:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
 688,126     10,420     80,439       138,307

3.6 COMMODITIES:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
 689,522     10,837     78,625       138,307

3.7 LOANS:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
 686,034     11,608     81,343       138,307

3.8 CONCENTRATION:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
 689,828      9,239     79,917       138,307

3.9 OTHER POLICIES:

---------------------------------------------
                                  BROKER NON-
   FOR:     AGAINST:   ABSTAIN:     VOTES:*
---------------------------------------------
 688,564      9,600     80,821       138,307

---------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner (or other persons entitled to vote) nor has discretionary power to vote on a particular matter.

02IGLF123199

                                [IVY FUNDS LOGO]

                       IVY GLOBAL NATURAL RESOURCES FUND

OVERVIEW

The long-term strategy of the Ivy Global Natural Resources Fund is to provide investors with long-term capital growth through investments in equity securities of companies throughout the world that explore, develop, produce, and/or distribute natural resources and other basic commodities, or that supply goods and services to such companies. For the 12 months ended December 31, 1999, the Ivy Global Natural Resources Fund was up 40.98%. This compares favorably to the Morgan Stanley Capital International Commodity-Related Index, which was up 21.45% for the same period. (For the Fund's total return with sales charge and performance commentary, please refer to page 3.)

         The Fund manager uses a return-seeking stock selection process. The portfolio is anchored with world-class, low-cost, and low-debt-producing companies that usually have "trophy" assets. The manager looks for companies he believes have strong management, a strong financial position, and the ability to use technology effectively to grow, even in times of depressed commodity prices. Another important aspect of the Fund's investment strategy is minimizing risk through diversification of commodity, country, capitalization, and individual security.

MARKET COMMENTARY
The world's stock markets made a significant turnaround in 1999, surprising, we believe, even the most optimistic global investors. Our research indicates that after almost a decade of struggle, stronger world economic growth sponsored a much-improved year for resource producers. In our view, healthy global growth aided resource stocks, as they are vital to the infrastructure of both developed and developing economies. As world demand for infrastructure improvements grows, so does the need for resources. Commodity prices have rebounded from multi-decade lows and, in our view, should stay firm or may even trend higher. Our research indicates that the share prices of base metal producers and select forest product companies have enjoyed a recovery, and several have doubled from the lows of late 1998. In contrast, shares of many energy companies have barely advanced, even though oil prices more than doubled. We believe gold and precious metal producers have just begun to advance.

         We believe the Ivy Global Natural Resources Fund's gains over the past year can be attributed to the recovery of economies in Europe and Asia as well as continued limits on the production

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

DECEMBER 31, 1999

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111

[MACKENIZE LOGO]

2

growth of such resources as oil, copper, and other commodities. In our opinion, oil prices are the most visible example of these limits, with production cuts by OPEC. In our view, the Fund benefited from large increases in the share prices of energy service companies. Oil prices have exceeded our targets, and OPEC seems committed to production discipline. Nickel, zinc, aluminum, and copper have all rebounded. Our research indicates that platinum has been strong, and palladium has advanced to record highs. Pulp and containerboard prices are healthy and, according to our research, newsprint and paper prices are also beginning to rise.

         From our analysis, upward revisions in expected growth highlight that economic activity is broadening. We believe production and profitability should continue to rise, provided the growth of world population and productivity of workers continue. In our view, this cycle should lead to record global production and solid demand for commodities.

". . . we believe continued strong economic growth in North America and stabilization in Asia are setting the stage for what could be a period of outperformance relative to other investment alternatives."

TECHNOLOGY SECTOR BENEFITS.
We believe that last year's enthusiasm for day-trading on the part of investors seeking growth, value, quality, and "on-sale" prices caused an unprecedented focus on large, easy-to-trade, high-growth companies. Our research indicates that the technology sector and large US and European companies were the main beneficiaries. Many of the Fund's larger holdings benefited; however, despite strong corporate results, the market has ignored several smaller companies in which the Fund is invested. We believe resource stocks are also on the rise and are in a good position to attract more "growth" investor interest, especially if the technology sector should lose momentum.

PROSPECTS FOR FUTURE GROWTH.
In our view, the environment should remain favorable for the Ivy Global Natural Resources Fund, as we expect to see synchronized economic growth in North America, Europe, and Asia. We believe the steady improvement in the resource sector has been somewhat masked by the flow of investment into enhancing technology and that the broader markets remain at risk due to high valuations. Going forward, we believe the natural resource investor should continue to remain optimistic.

         In addition, we believe that continued strong economic growth in North America and stabilization in Asia are setting the stage for what could be a period of outperformance relative to other investment alternatives. With ongoing rationalization and cost reduction, in our view, many companies could see tremendous profit improvement if commodity prices rebound from continuous extreme lows to more normal levels. We don't expect oil prices to increase from current levels; however, we believe valuations are still attractive. The Fund will continue to emphasize the energy sector, while maintaining established sector diversification disciplines.

                                                                               3
PERFORMANCE COMPARISON OF THE FUND SINCE
 INCEPTION (1/97) OF A $10,000 INVESTMENT

                                    [GRAPH]

IVY GLOBAL NATURAL RESOURCES FUND
PERFORMANCE COMMENTARY

For the 12 months ended December 31, 1999, the Fund returned 40.98% versus its benchmark, the Morgan Stanley Capital International (MSCI) Commodity-Related Index, which returned 21.45% over the same period. The Fund's outperformance versus the Index can be attributed to differences in the composition of the Fund's portfolio and the Index. The Fund is required to invest in at least three countries worldwide, while the Index is made up of US-based companies. Also, the Fund tends to invest in smaller-capitalization global companies, while the Index focuses on larger US companies.

The Morgan Stanley Capital International (MSCI) Commodity-Related Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.


IVY GLOBAL NATURAL                   Class A(1)            Class B(2) & C(3)             Advisor Class(4)
RESOURCES FUND                   ------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN        w/        w/o          w/                 w/o           w/       w/o
FOR PERIODS ENDING               Reimb.     Reimb.      Reimb.              Reimb.        Reimb.   Reimb.
DECEMBER 31, 1999                ------------------------------------------------------------------------
---------------------------                          w/     w/o        w/       w/o
                                                    CDSC    CDSC      CDSC      CDSC
                                                    ----    ----      ----      ----
                                                       B:      B:        B:        B:
                                                     34.87%  39.87%    31.62%    36.62%

 1 year                                                C:      C:        C:        C:
                                  32.87%    29.80%   37.97%  38.97%    34.69%    35.69%     n/a     n/a
-----------------------------------------------------------------------------------------------------------
                                                       B:      B:        B:        B:
                                                       .44%   1.42%    (1.89)%    (.93)%

 Since Inception(5)                                    C:      C:        C:        C:
                                    .13%    (2.24)%    .82%    .82%    (2.34)%   (2.34)%   27.14%   25.13%
-----------------------------------------------------------------------------------------------------------

(1) Class A performance figures include the maximum sales charge of 5.75%.
(2) Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3) Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4) Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5) Class A, Class B and Class C commenced operations January 1, 1997; Advisor Class commenced operations April 18, 1999.

Total returns in some periods were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Global Natural Resources Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

    [IVY LEAF LOGO]
--------------------------------------------------------------------------------
    IVY GLOBAL NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

4

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

--------------------------------------------------------------
      EQUITY SECURITIES -- 99.08%        SHARES       VALUE
--------------------------------------------------------------
DIAMONDS -- 3.51%
--------------------------------------
Aber Resources, Ltd.(a)................   50,000   $   310,061
                                                   -----------
ENERGY SERVICES -- 17.15%
--------------------------------------
Badger Daylighting Inc.(a).............   50,000       136,083
CenAlta Energy Services Inc.(a)........  137,000       486,142
Ensign Resource Service Group, Inc. ...    8,000       184,659
Fred. Olsen Energy ASA(a)..............   10,000        72,787
NQL Drilling Tools Inc. -- Class
  A(a).................................   32,500       156,753
R&B Falcon Corporation(a)..............   20,000       265,000
Shaw Industries Ltd. -- Class A........   10,000        90,262
Smedvig ASA-A Shares...................   10,000       124,422
                                                   -----------
                                                     1,516,108
                                                   -----------
FOOD/AGRICULTURE -- 2.18%
--------------------------------------
IMC Global Inc. .......................    4,500        73,687
Potash Corporation of Saskatchewan
  Inc. ................................    2,500       118,857
                                                   -----------
                                                       192,544
                                                   -----------
GAS PRODUCERS -- 10.67%
--------------------------------------
Beau Canada Exploration Ltd.(a)........  125,000       146,418
Elk Point Resources, Inc.(a)...........   50,000       134,360
Merit Energy Ltd.(a)...................  150,000        77,515
Newport Petroleum Corporation(a).......   40,000        90,951
Niko Resources Ltd.(a).................   45,000       201,540
Penn West Petroleum Ltd.(a)............   15,000       291,975
                                                   -----------
                                                       942,759
                                                   -----------
GOLD MINING -- 5.49%
--------------------------------------
Battle Mountain Gold Company...........  100,000       206,250
Gold Fields Limited....................   20,000        96,630
Kinnross Gold Corporation(a)...........   23,000        42,472
Newmont Mining Corporation.............    5,700       139,650
                                                   -----------
                                                       485,002
                                                   -----------
INDUSTRIAL -- 4.13%
--------------------------------------
AK Steel Holding Corporation...........   10,000       188,750
IPSCO, Inc. ...........................    9,000       176,735
                                                   -----------
                                                       365,485
                                                   -----------
JUNIOR PRECIOUS METALS -- 7.13%
--------------------------------------
Durban Roodepoort Deep Limited(a)......  135,000       226,917
Meridian Gold, Inc.(a).................   30,000       202,574
Orvana Minerals Corporation(a).........  600,000       101,287
Randgold & Exploration Company Ltd. ...    4,000        15,625
Repadre Capital Corporation(a).........   62,500        83,975
                                                   -----------
                                                       630,378
                                                   -----------
METALS & MINERALS -- 6.31%
--------------------------------------
Anaconda Nickel Limited(a).............   40,000        69,098
Cia Vale do Rio Doce -- Sponsored
  ADR..................................    5,000       139,400
Freeport-McMoRan Copper & Gold Class
  B....................................    8,500       179,562
Ivernia West plc(a)....................   85,000        76,032
Teck Corporation Class B...............   10,000        93,707
                                                   -----------
                                                       557,799
                                                   -----------

--------------------------------------------------------------
           EQUITY SECURITIES             SHARES       VALUE
--------------------------------------------------------------
OIL PRODUCERS -- 12.82%
--------------------------------------
Cabre Exploration Ltd.(a)..............   18,000   $   148,830
Canadian Natural Resources Ltd.(a).....   10,000       242,881
Hurricane Hydrocarbons Ltd. -- Class
  A(a).................................  100,000       227,378
Ranger Oil Limited(a)..................   70,000       217,043
Talisman Energy Inc.(a)................   11,700       297,473
                                                   -----------
                                                     1,133,605
                                                   -----------
PAPER & FOREST PRODUCTS -- 15.20%
--------------------------------------
Alliance Forest Products, Inc.(a)......   15,000       176,218
Asia Pulp & Paper Company Ltd. --
  Sponsored ADR(a) (with 2,500
  warrants(a)).........................   17,500       120,469
Canfor Corporation.....................   25,000       291,113
Cascades Inc. .........................   30,000       181,903
Sino-Forest Corp. Class A(a)...........  404,800       454,636
St. Laurent Paperboard Inc.(a).........    9,000       119,374
                                                   -----------
                                                     1,343,713
                                                   -----------
PLATINUM GROUP METALS -- 12.49%
--------------------------------------
Anglo American Platinum Corporation....   10,000       303,693
Freeport-McMoRan Copper & Gold
  Preferred Depository Shares..........    3,500        43,969
Gencor Limited.........................   75,000       325,820
Industrias Penoles S.A.................   50,000       143,987
Stillwater Mining Company(a)...........    9,000       286,875
                                                   -----------
                                                     1,104,344
                                                   -----------
SENIOR PRECIOUS METALS -- 2.00%
--------------------------------------
Normandy Mining Limited................  250,000       176,671
                                                   -----------
TOTAL INVESTMENTS -- 99.08%
--------------------------------------
  (Cost -- $8,660,045) (Cost on Federal
    income tax basis -- $8,792,395)....              8,758,469
OTHER ASSETS, LESS
  LIABILITIES -- 0.92%.................                 81,478
                                                   -----------
NET ASSETS -- 100%.....................            $ 8,839,947
                                                   ===========
ADR -- American Depository Receipt
(a) Non-income producing security
OTHER INFORMATION:
At December 31, 1999, net unrealized appreciation based on
cost for financial statement and net unrealized depreciation based on cost for Federal income tax purposes is as follows:
    Gross unrealized appreciation...............   $ 1,734,276
    Gross unrealized depreciation...............    (1,635,852)
                                                   -----------
        Net unrealized appreciation for
          financial statement purposes..........        98,424
    Less: tax basis adjustments.................      (132,350)
                                                   -----------
        Net unrealized depreciation for Federal
        income tax purposes.....................   $   (33,926)
                                                   ===========

Purchases and sales of securities other than short-term obligations aggregated $17,152,054 and $10,915,471, respectively, for the period ended December 31, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investments, at value (identified cost -- $8,660,045).......  $ 8,758,469
Receivables
  Investments sold..........................................      143,558
  Fund shares sold..........................................       53,647
  Dividends and interest....................................        1,611
  Manager for expense reimbursement.........................       15,949
Deferred organization expenses..............................       19,006
Other assets................................................        5,080
                                                              -----------
  Total assets..............................................    8,997,320
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................       19,414
  Management fee............................................        7,188
  12b-1 service and distribution fees.......................        3,602
  Other payables to related parties.........................        6,981
Due to custodian............................................      103,836
Accrued expenses............................................       16,352
                                                              -----------
  Total liabilities.........................................      157,373
                                                              -----------
NET ASSETS..................................................  $ 8,839,947
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($5,822,590/653,245 shares outstanding)...................  $      8.91
                                                              ===========
Maximum offering price per share ($8.91 x 100/94.25)*.......  $      9.45
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($2,519,596/287,314 shares outstanding).............  $      8.77
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($471,808/54,652 shares outstanding)................  $      8.63
                                                              ===========
ADVISOR CLASS
  Net asset value, offering price and redemption price per
    share ($25,953/2,916 shares outstanding)................  $      8.90
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $18,748,800
  Accumulated net realized loss on investments and foreign
    currency transactions...................................   (9,989,424)
  Accumulated net investment loss...........................      (17,882)
  Net unrealized appreciation on investments and foreign
    currency transactions...................................       98,453
                                                              -----------
NET ASSETS..................................................  $ 8,839,947
                                                              ===========

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

6

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends.................................................            $    80,197
  Interest..................................................                 76,736
                                                                        -----------
                                                                            156,933
                                                                        -----------
EXPENSES
  Management fee............................................  $71,968
  Transfer agent............................................   38,990
  Administrative services fee...............................    7,197
  Custodian fees............................................   52,244
  Blue Sky fees.............................................   28,180
  Auditing and accounting fees..............................   25,330
  Shareholder reports.......................................    9,747
  Amortization of organization expenses.....................    9,826
  Fund accounting...........................................   23,905
  Trustees' fees............................................    9,240
  12b-1 service and distribution fees.......................   36,826
  Legal.....................................................   24,999
  Other.....................................................    1,356
                                                                        -----------
                                                                            339,808
  Expenses reimbursed by Manager............................               (170,530)
                                                                        -----------
      Net expenses..........................................                169,278
                                                                        -----------
NET INVESTMENT LOSS.........................................                (12,345)
                                                                        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................             (1,827,773)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................              4,156,527
                                                                        -----------
      Net gain on investment transactions...................              2,328,754
                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $ 2,316,409
                                                                        ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                              -------------------------
                                                                 1999          1998
                                                              -------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment loss.......................................  $   (12,345)  $    (2,358)
  Net realized loss on investments and foreign currency
    transactions............................................   (1,827,773)   (1,287,009)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................    4,156,527      (122,583)
                                                              -----------   -----------
      Net increase (decrease) resulting from operations.....    2,316,409    (1,411,950)
                                                              -----------   -----------
Dividends to shareholders in excess of net investment income
  Class A...................................................           --        (9,832)
  Class B...................................................           --        (9,330)
  Class C...................................................           --          (292)
                                                              -----------   -----------
      Total dividends to shareholders.......................           --       (19,454)
                                                              -----------   -----------
Fund share transactions (Note 5)
  Class A...................................................    2,942,391    (1,812,081)
  Class B...................................................      481,343      (740,027)
  Class C...................................................      371,378       (47,826)
  Advisor Class.............................................       21,786            --
                                                              -----------   -----------
      Net increase (decrease) resulting from Fund share
       transactions.........................................    3,816,898    (2,599,934)
                                                              -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................    6,133,307    (4,031,338)
NET ASSETS
  Beginning of period.......................................    2,706,640     6,737,978
                                                              -----------   -----------
  END OF PERIOD.............................................  $ 8,839,947   $ 2,706,640
                                                              ===========   ===========

    The accompanying notes are an integral part of the financial statements.

8

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------
                          CLASS A                             for the year ended December 31,
--------------------------------------------------------------------------------------------------
                                                                1999         1998        1997
SELECTED PER SHARE DATA                                       ------------------------------------
Net asset value, beginning of period........................   $ 6.32       $  9.01     $10.00
                                                              ----------------------------------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................       --(b)        .03       (.11)
  Net gains or losses on securities (both realized and
    unrealized).............................................     2.59(b)      (2.68)       .70
                                                              ----------------------------------
  Total from investment operations..........................     2.59         (2.65)       .59
                                                              ----------------------------------
  Less distributions
  Dividends in excess of net investment income..............       --           .04        .22
  Distributions
    From capital gains......................................       --            --       1.08
    In excess of capital gains..............................       --            --        .28
                                                              ----------------------------------
    Total distributions.....................................       --           .04       1.58
                                                              ----------------------------------
Net asset value, end of period..............................   $ 8.91       $  6.32     $ 9.01
                                                              ----------------------------------
                                                              ----------------------------------
Total return (%)(c).........................................    40.98        (29.35)      6.95
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................   $5,823       $ 1,345     $3,907
Ratio of expenses to average net assets
  With expense reimbursement (%)............................     2.16          2.22       2.10
  Without expense reimbursement (%).........................     4.53          5.75       2.88
Ratio of net investment income (loss) to average net assets
  (%)(a)....................................................      .02           .29      (1.10)
Portfolio turnover rate (%).................................      157            98        199

--------------------------------------------------------------------------------------------------
                          CLASS B                             for the year ended December 31,
--------------------------------------------------------------------------------------------------
                                                                1999         1998        1997
SELECTED PER SHARE DATA                                       ------------------------------------
Net asset value, beginning of period........................   $ 6.27       $  9.00     $10.00
                                                              ----------------------------------
  Income (loss) from investment operations
  Net investment loss(a)....................................     (.04)(b)      (.04)      (.15)
  Net gains or losses on securities (both realized and
    unrealized).............................................     2.54(b)      (2.65)       .68
                                                              ----------------------------------
  Total from investment operations..........................     2.50         (2.69)       .53
                                                              ----------------------------------
  Less distributions
  Dividends in excess of net investment income..............       --           .04        .17
  Distributions
    From capital gains......................................       --            --       1.08
    In excess of capital gains..............................       --            --        .28
                                                              ----------------------------------
    Total distributions.....................................       --           .04       1.53
                                                              ----------------------------------
Net asset value, end of period..............................   $ 8.77       $  6.27     $ 9.00
                                                              ----------------------------------
                                                              ----------------------------------
Total return (%)(c).........................................    39.87        (29.82)      6.28
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................   $2,520       $ 1,320     $2,706
Ratio of expenses to average net assets
  With expense reimbursement (%)............................     2.71          2.90       2.86
  Without expense reimbursement (%).........................     5.08          6.43       3.64
Ratio of net investment loss to average net assets (%)(a)...     (.53)         (.39)     (1.86)
Portfolio turnover rate (%).................................      157            98        199

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------
                          CLASS C                             for the year ended December 31,
--------------------------------------------------------------------------------------------------
                                                                1999         1998        1997
SELECTED PER SHARE DATA                                       ------------------------------------
Net asset value, beginning of period........................   $ 6.21       $  9.00     $10.00
                                                              ----------------------------------
  Income (loss) from investment operations
  Net investment loss(a)....................................     (.04)(b)      (.14)      (.17)
  Net gains or losses on securities (both realized and
    unrealized).............................................     2.46(b)      (2.61)       .68
                                                              ----------------------------------
  Total from investment operations..........................     2.42         (2.75)       .51
                                                              ----------------------------------
  Less distributions
  Dividends in excess of net investment income..............       --           .04        .15
  Distributions
    From capital gains......................................                              1.08
    In excess of capital gains..............................       --            --        .28
                                                              ----------------------------------
    Total distributions.....................................       --           .04       1.51
                                                              ----------------------------------
Net asset value, end of period..............................   $ 8.63       $  6.21     $ 9.00
                                                              ----------------------------------
                                                              ----------------------------------
Total return (%)(c).........................................    38.97        (30.49)      6.08
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................   $  472       $    41     $  124
Ratio of expenses to average net assets
  With expense reimbursement (%)............................     2.73          3.57       3.08
  Without expense reimbursement (%).........................     5.10          7.10       3.86
Ratio of net investment loss to average net assets (%)(a)...     (.55)        (1.06)     (2.08)
Portfolio turnover rate (%).................................      157            98        199

---------------------------------------------------------------------------------
                                                              for the period
                                                              April 18, 1999
                                                              (commencement)
                       ADVISOR CLASS                          to December 31,
---------------------------------------------------------------------------------
                                                                   1999
SELECTED PER SHARE DATA                                       -------------------
Net asset value, beginning of period........................      $  7.00
                                                              ------------------
  Loss from investment operations
  Net investment income(a)(b)...............................          .02
  Net gains on securities (both realized and
    unrealized)(b)..........................................         1.88
                                                              ------------------
  Total from investment operations..........................         1.90
                                                              ------------------
Net asset value, end of period..............................      $  8.90
                                                              ------------------
                                                              ------------------
Total return (%)(d).........................................        27.14
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $    26
Ratio of expenses to average net assets(e)
  With expense reimbursement (%)............................         1.87
  Without expense reimbursement (%).........................         4.24
Ratio of net investment income to average net assets
  (%)(a)(e).................................................          .31
Portfolio turnover rate (%).................................          157

  (a) Net investment       (b) Based on average     (c) Total return does    (d) Total return         (e) Annualized
  income (loss) is net     shares outstanding       not reflect a sales      represents aggregate
  of expenses                                       charge.                  total return and does
  reimbursed by                                                              not reflect a sales
  Manager.                                                                   charge.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

10

NOTES TO FINANCIAL STATEMENTS

Ivy Global Natural Resources Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

At December 31, 1999, the Fund has a net tax-basis capital loss carryover of approximately $9,488,000 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. Approximately $1,134,000 of the carryover expires in 2006 and approximately $1,855,000 of the carryover expires in 2007. Approximately $6,499,000 of the capital loss carryover was acquired in the transfer of net assets as described in Note 4, and is available to offset future capital gains of the fund to the extent provided by the Code.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities", in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies, certain securities sold at a loss and non-deductible organization expenses. As a result, Net investment loss and Net realized loss on investments and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              11

foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI), a wholly owned subsidiary of Mackenzie Investment Management Inc. (MIMI), is the Manager of the Fund. For its services, IMI receives a management fee monthly at the annual rate of 1.00% of the Fund's average net assets. Mackenzie Financial Corporation (MFC) in Toronto, Ontario, Canada is the sub advisor of the Fund. IMI, not the Fund is obligated to compensate the sub advisor. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of the Fund's average net assets.

MIMI also provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1999, the net amount of underwriting discount retained by IMDI was $586.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $11,667, $22,713 and $2,446, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $28,508, $9,332, $1,070 and $80 for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. TRANSFER OF NET ASSETS

At a meeting held on April 7, 1999, the shareholders of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") providing for the transfer into the Fund of all or substantially all of the assets of Ivy Canada Fund. On April 7, 1999, the date of the consummation of the Reorganization, the Fund acquired all or substantially all of the assets of Ivy Canada Fund. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Code.

Ivy Canada Fund shareholders contributed net assets having an aggregate value of $4,845,256 (including $2,735,535 of unrealized depreciation). Upon completion of the merger the combined net assets were $7,841,856.

5. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                              YEAR ENDED               YEAR ENDED
                          DECEMBER 31, 1999        DECEMBER 31, 1998
-----------------------------------------------------------------------
       CLASS A           SHARES      AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------
Sold..................   202,795   $ 1,722,555    145,809   $ 1,262,673
Issued on reinvestment
 of distributions.....        --            --      1,494         9,069
Repurchased...........  (316,732)   (2,665,348)  (368,169)   (3,083,823)
Issued on acquisition
 of Ivy Canada Fund...   554,442     3,885,184         --            --
                        --------   -----------   --------   -----------
Net
 increase/(decrease)..   440,505   $ 2,942,391   (220,866)  $(1,812,081)
                        ========   ===========   ========   ===========

                              YEAR ENDED               YEAR ENDED
                          DECEMBER 31, 1999        DECEMBER 31, 1998
-----------------------------------------------------------------------
       CLASS B           SHARES      AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------
Sold..................    51,156   $   399,377     17,035   $   138,303
Issued on reinvestment
 of distributions.....        --            --        327         1,810
Repurchased...........   (80,968)     (654,849)  (107,494)     (880,140)
Issued on acquisition
 of Ivy Canada Fund...   106,477       736,815         --            --
                        --------   -----------   --------   -----------
Net
 increase/(decrease)..    76,665   $   481,343    (90,132)  $  (740,027)
                        ========   ===========   ========   ===========

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

12

                              YEAR ENDED               YEAR ENDED
                          DECEMBER 31, 1999        DECEMBER 31, 1998
-----------------------------------------------------------------------
       CLASS C           SHARES      AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------
Sold..................    26,590   $   229,609      3,817   $    31,278
Issued on reinvestment
 of distributions.....        --            --         38           232
Repurchased...........    (9,236)      (67,346)   (11,016)      (79,336)
Issued on acquisition
 of Ivy Canada Fund...    30,640       209,115         --            --
                        --------   -----------   --------   -----------
Net
 increase/(decrease)..    47,994   $   371,378     (7,161)  $   (47,826)
                        ========   ===========   ========   ===========

                             FOR THE PERIOD
                             APRIL 8, 1999
                             (COMMENCEMENT)
                          TO DECEMBER 31, 1999
-----------------------------------------------
     ADVISOR CLASS        SHARES      AMOUNT
-----------------------------------------------
Sold...................       964   $     8,253
Repurchased............       (69)         (609)
Issued on acquisition
 of Ivy Canada Fund....     2,021        14,142
                         --------   -----------
Net increase...........     2,916   $    21,786
                         ========   ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              13

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
IVY GLOBAL NATURAL RESOURCES FUND (THE "FUND"):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 4, 2000

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

14

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

On September 30, 1999, a special shareholder meeting (the "Meeting") was held at the offices of Mackenzie Investment Management Inc., Boca Raton, Florida, for the following purposes (and with the following results):

PROPOSAL 1: With respect to Ivy Fund, to elect Trustees.

---------------------------------------------------
NOMINEE:                         FOR:     WITHHOLD:
---------------------------------------------------
James W. Broadfoot............  599,372    18,481
Keith J. Carlson..............  599,372    18,481
Stanley Channick..............  597,724    20,129
Roy J. Glauber................  597,724    20,129
Edward M. Tighe...............  599,375    18,478

The other Trustees of Ivy Fund previously elected by shareholders whose term of office continued after the meeting were John S. Anderegg, Jr., Paul H. Broyhill, Frank W. DeFriece, Jr., Joseph G. Rosenthal, Richard N. Silverman and J. Brendan Swan.

PROPOSAL 2: With respect to the Fund, to ratify or reject the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

----------------------------
 FOR:    AGAINST:   ABSTAIN:
----------------------------
600,924   1,864      15,065

PROPOSAL 3: With respect to the Fund, to approve or disapprove the revision of certain fundamental investment policies.

3.1 DIVERSIFICATION:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
467,300   24,170     18,157      108,226

3.2 BORROWING:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
437,608   25,344     46,675      108,226

3.3 SENIOR SECURITIES:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
467,310   24,159     18,157      108,226

3.4 UNDERWRITING:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
467,746   24,200     17,681      108,226

3.5 REAL ESTATE:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
462,755   23,844     23,028      108,226

3.6 COMMODITIES:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
479,707   11,763     18,157      108,226

3.7 LOANS:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
467,498   23,972     18,157      108,226

3.8 CONCENTRATION:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
480,214   11,255     18,157      108,226

3.9 OTHER POLICIES:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
437,031   54,208     18,388      108,226

---------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner (or other persons entitled to vote) nor has discretionary power to vote on a particular matter.

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

02IGNR123199

                                [IVY FUNDS LOGO]

                             IVY US BLUE CHIP FUND

OVERVIEW

We believe the Ivy US Blue Chip Fund benefited from rising equity prices during 1999. The Fund is invested primarily in high-quality, large-cap companies that hold leading positions in their industry or that we expect to be leaders in the future. The Ivy US Blue Chip Fund continues to be managed in accordance with a disciplined investment philosophy, the key to which is stock selection.

         The manager of the Ivy US Blue Chip Fund makes no attempt to time the market. A key component of the investment strategy is to be fully invested at all times--ignoring short-term market volatility. Excess cash positions within the Fund are held to a minimum, typically less than 2%. There are no sector bets made by the Fund. The manager divides the stock market into nine broad economic sectors, and the weightings within the Fund approximate the weighting of each sector within the market as measured by the S&P 500 Index.

         The manager utilizes an equity style that is a blend of growth and value stocks. The Fund is invested in companies that history shows have a proven and consistent record of earnings profitability, but whose prices do not appear to the Fund manager to adequately reflect the underlying profitability of the companies. The profitability of each company is compared to the patterns of its industry to account for normal cyclicality. In addition, the manager prefers companies that have a dominant market position with high-quality management.

         By following this investment philosophy and equity style, we believe the Ivy US Blue Chip Fund is well positioned for, and should benefit from, the long-term positive trends of the stock market.

MARKET COMMENTARY

The US stock market continued to perform well in 1999, extending its multi-year bull-market trend. After undergoing a brief correction in the fall, stocks surged in the final months of the year, propelled higher by technology companies. The NASDAQ Composite Index, the Dow Jones Industrial Average, and the Standard & Poor's 500 Index all closed the year at all-time highs. The performance of the NASDAQ Composite was so strong that it generated the highest return of any US index in the 20th century, ending the year up an impressive 85.6%. During the year, the Dow Jones Industrial
Average moved well past 10,000, ending the year up 25.22% at 11,497.12. Within this environment, the Ivy US Blue Chip Fund was up 15.35%. (For the Fund's total return with sales charge and performance commentary, please refer to page 3.)

         The Ivy US Blue Chip Fund benefited from this market strength. The Fund invested in a number of high-quality, large-capitalization stocks, such as General Electric, that performed well and are members of one or more of the popular averages. In addition, technology stocks were particularly strong in 1999. Given the Fund manager's belief in diversification across all major sectors, the Fund held positions in technology companies like Intel and Sun Microsystems, which performed well in 1999.

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

December 31, 1999

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111

[MACKENZIE LOGO]

2


INVESTORS SHED MARKET CONCERNS.

It appears that many of the concerns expressed by investors early in 1999 dissipated as the year progressed. Our research confirms that earnings growth did not slow, narrow market participation broadened, and weakness in foreign economies did not cause the US economy to slow. In fact, we believe the strength in the US economy and US stock market served to bolster overseas economies and markets. Our analysis indicates that the fear of deflation disappeared, the fear of a financial market collapse was replaced by the fear of a possible financial market bubble, and the fear of Y2K proved to be overblown. And, once again, fear that the market was overvalued, which we believe has existed since the Dow passed 6,000, was proven to be unfounded.

WE BELIEVE EXPERIENCED INVESTORS KNOW THAT IT IS BEST TO KEEP FOCUSED ON THE LONG-TERM TREND OF THE MARKET AND TO VIEW CORRECTIONS AS MAJOR BUYING OPPORTUNITIES THAT MAY ENHANCE LONG-TERM RETURNS.

         During the year, long-term interest rates rose as the Federal Reserve increased short-term interest rates three times. Although these increases did not derail the market averages, interest-rate-sensitive stocks performed poorly, including many banks and insurance companies. The Fund was exposed to the finance sector through investments in companies like Chase Manhattan and Mellon Financial. Although we believe these to be high-quality finance companies, they performed poorly, which according to our research was in line with the rest of the sector. We believe that the sector will recover when interest rates begin to decline.

         In 1999, the investment community began to focus on the upcoming presidential election and its possible impact on the market. According to our research, one sector that was particularly hurt by the political situation was healthcare. We believe that investors became concerned that political candidates would urge medical cost-controls. The Fund was exposed to the healthcare sector through investments in Merck and Bristol-Myers Squibb. Although we believe these to be high-quality healthcare companies, they performed poorly along with the rest of the sector. We believe that the long-term prospects for healthcare companies are particularly strong given the demographics in the US and the aging of the baby boomers.

         Oil prices rose sharply in 1999, causing many energy-related companies to do well. The Fund was exposed to this area through investments in high-quality companies such as Exxon Mobil Corp.

         There is an old market adage that states "the market likes to climb a wall of worry." Looking back, that appears to be what the market did in 1999 and it seems the investment community has given birth to new fears. We now witness the fear of an overheated economy, the fear of inflation, and the fear of higher interest rates. We believe that any one of these concerns can easily cause the market to correct 10% or more, and that the investment landscape is filled with unsuccessful investors who tried to time the short-term movements of the market. We believe it is best to keep focused on the long-term trend of the market and to view corrections as major buying opportunities that may enhance long-term returns.

LOOKING AHEAD.

In our view, long-term investors have many reasons to remain optimistic. We believe the threat of a significant rise in inflation is fairly remote. Inflation is a monetary phenomenon caused by too much money chasing too few goods. In our view, the productive capacity of the United States should not have a problem producing sufficient goods to meet expanding demand and that world economies are awash in excess capacity. Moreover, according to our research, monetary growth in the US, as measured by high-powered bank reserves, indicates that inflation is likely to remain under control. We believe the recent rise in interest rates may easily reverse once the markets accept and reflect a low inflation environment.

         We expect that the economy will continue to grow and will soon mark the longest uninterrupted period of expansion in US history. This may result in further growth of corporate profits. Over the long term, we believe that higher earnings should be reflected in higher stock prices. Finally, the demographics in the US can be a powerful force that, in our view, could lead to higher stock prices. We continue to believe that the increasing need for baby boomers to plan and invest for retirement should provide a significant positive influence on the financial markets, particularly on stock prices.

PERFORMANCE COMPARISON OF THE FUND SINCE
INCEPTION (11/98) OF A $10,000 INVESTMENT

                                    [CHART]

IVY US BLUE CHIP FUND
PERFORMANCE COMMENTARY

For the 12 months ended December 31, 1999, the Ivy US Blue Chip Fund returned 15.35%. Relative to the S&P 500 Index, an unmanaged index of stocks, the Ivy US Blue Chip Fund underperformed the Index, which returned 21.10% for the same time period. We believe this underperformance was primarily due to the Fund's first quarter 1999 underexposure to certain technology issues that fueled the S&P 500's strong performance throughout the year. Although the Ivy US Blue Chip Fund increased its exposure to these companies during the year, the early underexposure hurt its overall performance relative to the S&P 500. The Fund's exposure to the financial sector, which we believe was hurt by rising interest rates, and the out-of-favor healthcare sector, particularly pharmaceuticals, also may have contributed to its underperformance relative to the S&P 500.

The S&P 500 Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.


                                  Class A(1)             Class B(2)  &  C(3)                  Advisor Class(4)       Class I(5)
IVY US BLUE CHIP FUND          ---------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN      w/       w/o            w/                  w/o                w/       w/o        w/       w/o
FOR PERIODS ENDING             Reimb.    Reimb.        Reimb.               Reimb.            Reimb.    Reimb.     Reimb.   Reimb.
DECEMBER 31, 1999                                  w/         w/o       w/         w/o
                                                  CDSC        CDSC     CDSC        CDSC
                                                 --------------------------------------
                                                    B:          B:       B:         B:
                                                   9.74%      14.74%     8.05%      13.05%
                                                    C:          C:       C:         C:
1 year                          8.71%    7.11%    13.84%      14.84%    12.05%      13.05%      15.89%      13.80%   n/a      n/a
-----------------------------------------------------------------------------------------------------------------------------------
                                                    B:          B:       B:         B:
                                                  13.28%      16.68%    10.99%      14.33%
                                                    C:          C:       C:         C:
Since Inception(6)              14.29%   12.00%   16.76%      16.76%    14.37%      14.37%      20.95%      18.20%   n/a      n/a
-----------------------------------------------------------------------------------------------------------------------------------

(1)Class A performance figures include the maximum sales charge of 5.75%.

(2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.

(3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.

(4)Advisor Class shares are not subject to an initial sales charge or a CDSC.

(5)Class I shares are not subject to an initial sales charge or a CDSC. There were no Class I shares outstanding.

(6)Class A and Advisor Class commenced operations November 2, 1998; Class B and Class C commenced operations November 6, 1998.

Total returns were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy US Blue Chip Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

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IVY US BLUE CHIP FUND
--------------------------------------------------------------------------------

4

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

--------------------------------------------------------------
      EQUITY SECURITIES -- 98.72%         SHARES      VALUE
--------------------------------------------------------------
BASIC INDUSTRIES -- 3.96%
Georgia-Pacific Group...................  4,000    $   203,000
PPG Industries, Inc.....................  3,200        200,200
Praxair, Inc............................  4,200        211,312
                                                   -----------
                                                       614,512
                                                   -----------
CAPITAL GOODS -- 9.40%
Briggs & Stratton Corporation...........  3,000        160,875
Emerson Electric Co.....................  3,250        186,469
General Electric Company................  4,100        634,475
Honeywell International Inc.............  4,312        248,749
United Technologies Corporation.........  3,500        227,500
                                                   -----------
                                                     1,458,068
                                                   -----------
CONSUMER CYCLICALS -- 9.01%
Gap, Inc. (The).........................  3,000        138,000
General Motors Corporation..............  3,200        232,600
Home Depot, Inc.........................  3,300        226,256
Lowe's Companies, Inc...................  3,800        227,050
May Department Stores Company, (The)....  3,000         96,750
Tommy Hilfiger Corporation(a)...........  6,800        158,525
Wal-Mart Stores, Inc....................  4,600        317,975
                                                   -----------
                                                     1,397,156
                                                   -----------
CAPITAL STAPLES -- 9.66%
Anheuser-Busch Companies, Inc...........  3,350        237,431
Colgate-Palmolive Company...............  3,850        250,250
General Mills, Inc......................  4,500        160,875
H.J. Heinz Company......................  3,800        151,287
Kimberly-Clark Corporation..............  3,700        241,425
PepsiCo, Inc............................  4,000        141,000
Sara Lee Corporation....................  6,800        150,025
Wm. Wrigley Jr. Company.................  2,000        165,875
                                                   -----------
                                                     1,498,168
                                                   -----------
ENERGY -- 6.23%
Atlantic Richfield Company (ARCO).......    600         51,900
Chevron Corporation.....................  2,200        190,575
Exxon Mobil Corporation.................  4,660        375,421
Royal Dutch Petroleum -- NY Shares......  2,800        169,225
Texaco Inc..............................  3,300        179,231
                                                   -----------
                                                       966,352
                                                   -----------
FINANCIAL SERVICES -- 13.55%
American International Group, Inc.......  1,400        151,375
Bank of America Corporation.............  3,950        198,241
Bank of New York Company, Inc., (The)...  4,900        196,000
Chase Manhattan Corporation, (The)......  2,500        194,219
Fannie Mae..............................  2,800        174,825
Mellon Financial Corporation............  6,000        204,375
Merrill Lynch & Co., Inc................  2,750        229,625
Morgan Stanley Dean Witter & Co.........  2,250        321,187
State Street Corporation................  3,100        226,494
Wells Fargo Corporation.................  5,100        206,231
                                                   -----------
                                                     2,102,572
                                                   -----------
HEALTHCARE -- 9.90%
Abbott Laboratories.....................  2,800        101,675
Bristol-Myers Squibb Company............  4,500        288,844

--------------------------------------------------------------
           EQUITY SECURITIES              SHARES      VALUE
--------------------------------------------------------------
Eli Lilly and Company...................  4,250    $   282,625
Johnson & Johnson.......................  2,500        232,812
Merck & Co., Inc........................  4,250        285,016
Pfizer Inc..............................  2,500         81,094
Schering-Plough Corporation.............  6,250        263,672
                                                   -----------
                                                     1,535,738
                                                   -----------
TECHNOLOGY -- 27.14%
Adobe Systems Incorporated..............  1,100         73,975
Altera Corporation(a)...................  2,500        123,906
Applied Materials, Inc.(a)..............  1,750        221,703
Cisco Systems, Inc.(a)..................  3,700        396,363
Dell Computer Corporation(a)............  3,600        183,600
EMC Corporation(a)......................  1,600        174,800
Hewlett-Packard Company.................  1,400        159,512
Intel Corporation.......................  5,600        460,950
International Business Machines Corp....  3,000        324,000
Lucent Technologies Inc.................  3,850        288,028
Microsoft Corporation(a)................  5,350        624,612
Nasdaq-100 Shares(a)....................  1,750        319,813
Nortel Networks Corporation(b)..........  1,600        161,600
Novellus Systems, Inc.(a)...............    500         61,266
Sun Microsystems, Inc.(a)...............  3,700        286,519
Texas Instruments Inc...................  2,100        203,438
Xilinx, Inc.(a).........................  3,200        145,500
                                                   -----------
                                                     4,209,585
                                                   -----------
UTILITIES -- 9.87%
ALLTEL Corporation......................  2,600        214,987
AT&T Corporation........................  5,600        284,200
Bell Atlantic Corporation...............  3,800        233,937
BellSouth Corporation...................  4,900        229,381
MCI WorldCom, Inc.(a)...................  3,000        159,188
MediaOne Group, Inc.(a).................  2,000        153,625
SBC Communications Inc..................  5,250        255,938
                                                   -----------
                                                     1,531,256
                                                   -----------
TOTAL INVESTMENTS -- 98.72%
  (Cost -- $13,485,629)(c)..............            15,313,407
OTHER ASSETS, LESS LIABILITIES -- 1.28%                198,601
                                                   -----------
NET ASSETS -- 100%......................           $15,512,008
                                                   ===========
NY Shares -- New York Shares
(a) Non-income producing security
(b) Foreign security
(c) Cost is approximately the same for Federal
    income tax purposes.
OTHER INFORMATION:
At December 31, 1999, net unrealized appreciation based on
cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation...............   $ 2,203,546
    Gross unrealized depreciation...............      (375,768)
                                                   -----------
        Net unrealized appreciation.............   $ 1,827,778
                                                   ===========
Purchases and sales of securities other than short-term
obligations aggregated $19,467,938 and $8,095,654,
respectively, for the period ended December 31, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investments, at value (identified cost -- $13,485,629)......  $15,313,407
Cash........................................................      480,628
Receivables
  Fund shares sold..........................................        6,515
  Dividends and interest....................................       10,218
  Manager for expense reimbursement.........................       18,353
Other assets................................................        5,841
                                                              -----------
  Total assets..............................................   15,834,962
                                                              -----------
LIABILITIES
Payables
  Investments purchased.....................................      284,128
  Fund shares repurchased...................................        2,929
  Management fee............................................        9,504
  12b-1 service and distribution fees.......................        9,865
  Other payables to related parties.........................        6,413
Accrued expenses............................................       10,115
                                                              -----------
  Total liabilities.........................................      322,954
                                                              -----------
NET ASSETS..................................................  $15,512,008
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($3,352,786/272,114 shares outstanding)...................  $     12.32
                                                              ===========
Maximum offering price per share ($12.32 x 100/94.25)*......  $     13.07
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($8,742,297/711,563 shares outstanding).............  $     12.29
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($2,497,324/203,086 shares outstanding).............  $     12.30
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($919,601/74,461 shares outstanding)................  $     12.35
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $13,863,713
  Accumulated net realized loss on investments..............     (179,483)
  Net unrealized appreciation on investments................    1,827,778
                                                              -----------
NET ASSETS..................................................  $15,512,008
                                                              ===========

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

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IVY US BLUE CHIP FUND
--------------------------------------------------------------------------------

6

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends.................................................            $  136,175
  Interest..................................................                 5,123
                                                                        ----------
                                                                           141,298
                                                                        ----------
EXPENSES
  Management fee............................................  $78,946
  Transfer agent............................................   17,901
  Administrative services fee...............................   10,526
  Custodian fees............................................   23,748
  Blue Sky fees.............................................   28,050
  Auditing and accounting fees..............................   15,331
  Shareholder reports.......................................    6,031
  Amortization of deferred offering costs...................   88,584
  Fund accounting...........................................   29,915
  Trustees' fees............................................    9,240
  12b-1 service and distribution fees.......................   80,833
  Legal.....................................................   25,639
  Other.....................................................      704
                                                                        ----------
                                                                           415,448
Expenses reimbursed by Manager..............................              (213,586)
                                                                        ----------
      Net expenses..........................................               201,862
                                                                        ----------
NET INVESTMENT LOSS.........................................               (60,564)
                                                                        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss on investments..........................              (169,569)
  Net change in unrealized appreciation on investments......             1,730,573
                                                                        ----------
      Net gain on investment transactions...................             1,561,004
                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $1,500,440
                                                                        ==========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF CHANGES IN NET ASSETS

                                                                              FOR THE PERIOD
                                                                FOR THE      NOVEMBER 2, 1998
                                                               YEAR ENDED     (COMMENCEMENT)
                                                              DECEMBER 31,    TO DECEMBER 31,
                                                              --------------------------------
                                                                  1999             1998
                                                              --------------------------------
INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $   (60,564)      $     (195)
  Net realized loss on investments..........................     (169,569)          (9,914)
  Net change in unrealized appreciation on investments......    1,730,573           97,205
                                                              -----------       ----------
      Net increase resulting from operations................    1,500,440           87,096
                                                              -----------       ----------
Dividends to shareholders from net investment income
  Class A...................................................      (18,102)              --
  Class B...................................................       (7,134)              --
  Class C...................................................       (2,157)              --
  Advisor Class.............................................       (7,101)              --
                                                              -----------       ----------
      Total distributions to shareholders...................      (34,494)              --
                                                              -----------       ----------
Fund share transactions (Note 4)
  Class A...................................................    2,307,988          702,150
  Class B...................................................    6,883,607        1,021,585
  Class C...................................................    2,161,639          108,021
  Advisor Class.............................................      273,966          500,010
                                                              -----------       ----------
      Net increase resulting from Fund share transactions...   11,627,200        2,331,766
                                                              -----------       ----------
TOTAL INCREASE IN NET ASSETS................................   13,093,146        2,418,862
NET ASSETS
  Beginning of period.......................................    2,418,862               --
                                                              -----------       ----------
  END OF PERIOD.............................................  $15,512,008       $2,418,862
                                                              ===========       ==========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $        --       $    3,885
                                                              ===========       ==========

    The accompanying notes are an integral part of the financial statements.

8

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                for the period
                                                               for the year    November 2, 1998
                                                                  ended         (commencement)
                          CLASS A                              December 31,    to December 31,
----------------------------------------------------------------------------------------------------
                                                                   1999              1998
SELECTED PER SHARE DATA                                       --------------------------------------
Net asset value, beginning of period........................     $  10.74          $  10.00
                                                              ------------------------------------
  Income from investment operations
  Net investment (loss) income(a)...........................         (.01)               --(b)
  Net gains on securities (both realized and unrealized)....         1.66               .74(b)
                                                              ------------------------------------
  Total from investment operations..........................         1.65               .74
                                                              ------------------------------------
  Less distributions
  Dividends from net investment income......................          .07                --
                                                              ------------------------------------
    Total distributions.....................................          .07                --
                                                              ------------------------------------
Net asset value, end of period..............................     $  12.32          $  10.74
                                                              ------------------------------------
                                                              ------------------------------------
Total return (%)............................................        15.35(c)           7.40(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $  3,353          $    726
Ratio of expenses to average net assets
  With expense reimbursement (%)............................         1.46              1.43(e)
  Without expense reimbursement (%).........................         3.49              6.34(e)
Ratio of net investment (loss) income to average net assets
  (%)(a)....................................................         (.12)              .02(e)
Portfolio turnover rate (%).................................           80                 3

--------------------------------------------------------------------------------

                                                                                for the period
                                                               for the year    November 6, 1998
                                                                  ended         (commencement)
                          CLASS B                              December 31,    to December 31,
----------------------------------------------------------------------------------------------------
                                                                   1999              1998
SELECTED PER SHARE DATA                                       --------------------------------------
Net asset value, beginning of period........................     $  10.72          $  10.30
                                                              ------------------------------------
  Income from investment operations
  Net investment loss(a)....................................         (.07)             (.01)(b)
  Net gains on securities (both realized and unrealized)....         1.65               .43(b)
                                                              ------------------------------------
  Total from investment operations..........................         1.58               .42
                                                              ------------------------------------
  Less distributions
  Dividends from net investment income......................          .01                --
                                                              ------------------------------------
    Total distributions.....................................          .01                --
                                                              ------------------------------------
Net asset value, end of period..............................     $  12.29          $  10.72
                                                              ------------------------------------
                                                              ------------------------------------
Total return (%)............................................        14.74(c)           4.08(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $  8,742          $  1,047
Ratio of expenses to average net assets
  With expense reimbursement (%)............................         2.15              2.13(e)
  Without expense reimbursement (%).........................         4.18              7.04(e)
Ratio of net investment loss to average net assets (%)(a)...         (.81)             (.68)(e)
Portfolio turnover rate (%).................................           80                 3

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                for the period
                                                               for the year    November 6, 1998
                                                                  ended         (commencement)
                          CLASS C                              December 31,    to December 31,
----------------------------------------------------------------------------------------------------
                                                                   1999              1998
SELECTED PER SHARE DATA                                       --------------------------------------
Net asset value, beginning of period........................     $  10.72          $  10.30
                                                              ------------------------------------
  Income from investment operations
  Net investment loss(a)....................................         (.07)             (.01)(b)
  Net gains on securities (both realized and unrealized)....         1.66               .43(b)
                                                              ------------------------------------
  Total from investment operations..........................         1.59               .42
                                                              ------------------------------------
  Less distributions
  Dividends from net investment income......................          .01                --
                                                              ------------------------------------
    Total distributions.....................................          .01                --
                                                              ------------------------------------
Net asset value, end of period..............................     $  12.30          $  10.72
                                                              ------------------------------------
                                                              ------------------------------------
Total return (%)............................................        14.84(c)           4.08(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $  2,497          $    110
Ratio of expenses to average net assets
  With expense reimbursement (%)............................         2.08              2.22(e)
  Without expense reimbursement (%).........................         4.11              7.13(e)
Ratio of net investment loss to average net assets (%)(a)...         (.74)             (.77)(e)
Portfolio turnover rate (%).................................           80                 3

--------------------------------------------------------------------------------

                                                                                for the period
                                                               for the year    November 2, 1998
                                                                  ended         (commencement)
                       ADVISOR CLASS                           December 31,    to December 31,
----------------------------------------------------------------------------------------------------
                                                                   1999              1998
SELECTED PER SHARE DATA                                       --------------------------------------
Net asset value, beginning of period........................     $  10.74          $  10.00
                                                              ------------------------------------
  Income from investment operations
  Net investment income(a)..................................          .02               .01(b)
  Net gains on securities (both realized and unrealized)....         1.69               .73(b)
                                                              ------------------------------------
  Total from investment operations..........................         1.71               .74
                                                              ------------------------------------
  Less distributions
  Dividends from net investment income......................          .10                --
                                                              ------------------------------------
    Total distributions.....................................          .10                --
                                                              ------------------------------------
Net asset value, end of period..............................     $  12.35          $  10.74
                                                              ------------------------------------
                                                              ------------------------------------
Total return (%)............................................        15.89(c)           7.40(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $    920          $    537
Ratio of expenses to average net assets
  With expense reimbursement (%)............................         1.10              1.08(e)
  Without expense reimbursement (%).........................         3.13              5.99(e)
Ratio of net investment income to average net assets
  (%)(a)....................................................          .24               .37(e)
Portfolio turnover rate (%).................................           80                 3

  (a) Net investment       (b) Based on average     (c) Total return does    (d) Total return         (e) Annualized
  income (loss) is net     shares outstanding.      not reflect a sales      represents aggregate
  of expenses                                       charge.                  total return and does
  reimbursed by                                                              not reflect a sales
  Manager.                                                                   charge.

    The accompanying notes are an integral part of the financial statements.

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IVY US BLUE CHIP FUND
--------------------------------------------------------------------------------

10

NOTES TO FINANCIAL STATEMENTS

Ivy US Blue Chip Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Advisor Class and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax-basis capital loss carryover of approximately $125,000 as of December 31,1999, which may be applied against any realized net taxable capital gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires in 2007.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gains, if any, are declared in December.

DEFERRED OFFERING COSTS -- Offering costs were amortized over the one year period which began November 6, 1998, the date the Fund commenced operations.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss and non-deductible deferred offering costs. As a result, Net investment loss and Net realized loss on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .75% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.15% of its average net assets.

MIMI, of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations. At December 31, 1999, MIMI owned 4.0% of the Fund's shares outstanding.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              11

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1999, the net amount of underwriting discount retained by IMDI was $8,970.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class and Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $5,576, $57,173 and $18,084, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $5,146, $9,956, $1,845 and $954, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS
Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                                                     FOR THE PERIOD
                                                    NOVEMBER 2, 1998
                             YEAR ENDED              (COMMENCEMENT)
                          DECEMBER 31, 1999       TO DECEMBER 31, 1998
------------------------------------------------------------------------
       CLASS A          SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------
Sold.................    281,189   $ 3,172,160      67,905   $   705,555
Issued on
 reinvestment
 of distributions....      1,246        15,288          --            --
Repurchased..........    (77,902)     (879,460)       (324)       (3,405)
                       ---------   -----------   ---------   -----------
Net increase.........    204,533   $ 2,307,988      67,581   $   702,150
                       =========   ===========   =========   ===========

                                                     FOR THE PERIOD
                                                    NOVEMBER 6, 1998
                             YEAR ENDED              (COMMENCEMENT)
                          DECEMBER 31, 1999       TO DECEMBER 31, 1998
------------------------------------------------------------------------
       CLASS B          SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------
Sold.................    678,732   $ 7,639,044      97,672   $ 1,021,966
Issued on
 reinvestment
 of distributions....        483         5,908          --            --
Repurchased..........    (65,287)     (761,345)        (37)         (381)
                       ---------   -----------   ---------   -----------
Net increase.........    613,928   $ 6,883,607      97,635   $ 1,021,585
                       =========   ===========   =========   ===========

                                                     FOR THE PERIOD
                                                    NOVEMBER 6, 1998
                             YEAR ENDED              (COMMENCEMENT)
                          DECEMBER 31, 1999       TO DECEMBER 31, 1998
------------------------------------------------------------------------
       CLASS C          SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------
Sold.................    225,883   $ 2,547,834      10,223   $   108,031
Issued on
 reinvestment
 of distributions....        163         1,994          --            --
Repurchased..........    (33,182)     (388,189)         (1)          (10)
                       ---------   -----------   ---------   -----------
Net increase.........    192,864   $ 2,161,639      10,222   $   108,021
                       =========   ===========   =========   ===========

                                                     FOR THE PERIOD
                                                    NOVEMBER 2, 1998
                             YEAR ENDED              (COMMENCEMENT)
                          DECEMBER 31, 1999       TO DECEMBER 31, 1998
------------------------------------------------------------------------
    ADVISOR CLASS       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------
Sold.................     29,163   $   329,193      50,001   $   500,010
Issued on
 reinvestment
 of distributions....        577         7,101          --            --
Repurchased..........     (5,280)      (62,328)         --            --
                       ---------   -----------   ---------   -----------
Net increase.........     24,460   $   273,966      50,001   $   500,010
                       =========   ===========   =========   ===========

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US BLUE CHIP FUND
--------------------------------------------------------------------------------

12

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
IVY US BLUE CHIP FUND (THE "FUND"):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period November 2, 1998 (commencement of operations) through December 31, 1998, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 4, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              13

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

On September 30, 1999, a special shareholder meeting (the "Meeting") was held at the offices of Mackenzie Investment Management Inc., Boca Raton, Florida, for the following purposes (and with the following results):

PROPOSAL 1: With respect to Ivy Fund, to elect Trustees.

---------------------------------------------------
NOMINEE:                         FOR:     WITHHOLD:
---------------------------------------------------
James W. Broadfoot............  602,735    26,261
Keith J. Carlson..............  602,735    26,261
Stanley Channick..............  602,735    26,261
Roy J. Glauber................  602,735    26,261
Edward M. Tighe...............  602,735    26,261

The other Trustees of Ivy Fund previously elected by shareholders whose term of office continued after the meeting were John S. Anderegg, Jr., Paul H. Broyhill, Frank W. DeFriece, Jr., Joseph G. Rosenthal, Richard N. Silverman and J. Brendan Swan.

PROPOSAL 2: With respect to the Fund, to ratify or reject the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

-----------------------------
  FOR:    AGAINST:   ABSTAIN:
-----------------------------
594,072    6,681      28,243

PROPOSAL 3: With respect to the Fund, to approve or disapprove the revision of certain fundamental investment policies.

3.1 DIVERSIFICATION:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
491,431    13,881     38,206      85,477

3.2 BORROWING:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
488,818    16,409     38,292      85,477

3.3 SENIOR SECURITIES:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
493,896    11,330     38,292      85,477

3.4 UNDERWRITING:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
493,896    11,330     38,292      85,477

3.5 REAL ESTATE:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
494,415    11,330     37,773      85,477

3.6 COMMODITIES:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
493,896    11,330     38,292      85,477

3.7 LOANS:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
494,415    11,330     37,773      85,477

3.8 CONCENTRATION:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
493,606    12,139     37,773      85,477

3.9 OTHER POLICIES:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
490,293    15,020     38,205      85,477

---------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner (or other persons entitled to vote) nor has discretionary power to vote on a particular matter.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

02IBCF123199

                                [IVY FUNDS LOGO]


ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

December 31, 1999


Board of Trustees

John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

Officers

Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

Legal Counsel

Dechert Price & Rhoads
Boston, Massachusetts

Custodian

Brown Brothers Harriman & Co.
Boston, Massachusetts

Transfer Agent

Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

Auditors

PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

Distributor

Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111

[MACKENZIE LOGO]

IVY ASIA PACIFIC FUND

Overview

The Ivy Asia Pacific Fund returned 45.10% for the 12-month period ending December 31, 1999,versus the Morgan Stanley Capital International Far East Free (Excluding-Japan) Index, which returned 59.40% for the same time period. (For the Fund's total return with sales charge and performance commentary, please refer to page 3.) After relatively strong performance in the first nine months of the year, the Fund lost substantial ground relative to the Index in the final quarter of the year. We believe this underperformance can largely be attributed to two factors. The first is an above-average cash position, which we maintained as insurance against Y2K-related liquidity constraints and so that we could take advantage of any Y2K-related sell-off. Unfortunately, markets moved sharply in the opposite direction from what we expected, with the anticipated December sell-off postponed into the first week of the new year. The other factor that we believe impacted the Fund's fourth-quarter 1999 performance was underweighting in telecommunications and technology stocks. According to our research, in the final quarter of the year, Asian technology stocks, which are heavily represented in the Taiwan market, were swept up in a global "Internet mania." Telecommunications stocks also moved in tandem with the global technology stock rally. Performance from Asian telecommunications stocks in the fourth quarter was concentrated primarily in three companies, which do not meet the Ivy Asia Pacific Fund's value criteria. The fourth quarter rally in these stocks pushed already record-high valuations even further. Given our view that prices for these stocks have already dramatically overshot even optimistic growth prospects, we continue to approach these sectors with great caution.

         As we move into 2000, and the recovery from the recent economic crisis broadens, we believe the Ivy Asia Pacific Fund should be positioned to benefit from two main themes: an anticipated recovery in consumer demand growth and a resumption in investment and loan growth, as capacity utilization improves. We expect the upward revisions in growth estimates to continue if the recovery gains momentum. We believe that as volumes and pricing power pickup, accelerating economic growth could fuel top-line growth for companies in the region.

Market Commentary

Our research indicates that equity markets in Asia, excluding Japan, performed well in 1999, underpinned by better-than-expected economic recovery from the 1998 financial crisis. We believe that looser monetary conditions and strong demand for exports from developed

2

markets were largely responsible for the snap-back from 1998's depressed levels of economic activity, while domestic demand remained subdued. However, according to our research, we are starting to see signs of a nascent recovery in domestic demand in many economies in the region. Initial reports from Hong
Kong, which has lagged in the regional recovery so far, point to significant year-on-year increases in department store sales since mid-November. We believe that a rebound in consumer confidence is critical to further driving the regional recovery.

         In addition to economic recovery, we expect that corporate restructuring should become a powerful theme in the region. We believe much of the turmoil of the last two years resulted from a sharp cyclical adjustment, which, in turn, revealed some of the excesses of over a decade of considerable growth. Looking forward, we expect higher-quality growth in Asia due to the recent crisis, as we anticipate that structural weaknesses will be corrected and corporations will streamline their operations. The potential for earnings growth driven by restructuring-related gains in Asia could be significant. Longer term, we believe investors in the Asia Pacific (non-Japan) region should benefit from the positive changes taking place.

           "Our research indicates that equity markets in Asia, excluding
                  Japan, performed well in 1999, underpinned by
              better-than-expected economic recovery from the 1998
                               financial crisis."

Outlook for Hong Kong.

The Fund's largest weighting (37% of assets) continues to be Hong Kong, which gained 68% in 1999. We expect the economic recovery, which was somewhat subdued in 1999, will gain strength in 2000. Analysts' estimates for economic growth in 2000, currently around 5%, are undergoing rapid upgrades. We believe consumer demand has recovered somewhat due to the "feel good factor" that resulted from rising stock prices. However, we expect it may be some time before local demand reaches precrisis levels. The strong growth in tourism from Japan, Korea, and mainland China is expected to provide a boost to Hong Kong's service-oriented economy. (Services represent 70% of Hong Kong's gross domestic product.)

         In Singapore, our research shows that strong electronics exports continue to support economic recovery. However, we think that positive fundamentals have largely been reflected in stock prices.

Malaysia making strides.

We continue to be optimistic for the Malaysian market, which should be reintroduced to regional indexes since its exclusion in September 1998. In our view, the equity market, which remains 27% below its precrisis peak, has already started to benefit from the return of foreign investors, although it continues to be underowned. We believe this market offers strong macroeconomic fundamentals, with a competitive exchange rate driving continued growth in exports. Our research also indicates that domestic demand is picking up, ahead of some of its neighbors in Southeast Asia. In our opinion, political risks remain the major concern, although we believe this is largely reflected in share prices.

Cautious about Korea.

A strong recovery in Korea is responsible for our somewhat cautious view of that market. The Korean economy has roared back from the crisis and we believe it could be in danger of overheating. We believe the likelihood of an interest-rate hike this year could well jeopardize the cleanup of the banking system. We think that strong economic growth and a sharp increase in earnings may also lead to complacency among corporations in Korea, endangering their much-needed restructuring.

                    Performance Comparison of the Fund Since
                    Inception (1/97) of a $10,000 Investment



                                     [CHART]

Ivy Asia Pacific Fund
Performance Commentary

For the 12-month period ending December 31, 1999, the Ivy Asia Pacific Fund returned 45.10% versus 59.40% for its benchmark index, the Morgan Stanley Capital International (MSCI) Far East Free (Excluding-Japan) Index. The Fund performed well relative to its benchmark for the first nine months of the year but underperformed the Index during the fourth quarter. We believe this underperformance was primarily because of the Fund's larger-than-normal cash position as insurance against Y2K-related liquidity issues and an underweighting in telecommunications and technology stocks.

The Morgan Stanley Capital International (MSCI) Far East Free (Excluding-Japan) Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.


                                     Class A(1)                     Class B(2) & C(3)                    Advisor Class(4)
                                 -----------------         -----------------------------------           ----------------
IVY ASIA PACIFIC FUND              w/        w/o                  w/                  w/o                  w/       w/o
AVERAGE ANNUAL TOTAL RETURN       Reimb.    Reimb.               Reimb.              Reimb.               Reimb.   Reimb.
FOR PERIODS ENDING                ------    ------               ------              ------               ------   ------
DECEMBER 31, 1999                                            w/        w/o       w/       w/o
                                                            CDSC      CDSC      CDSC     CDSC
                                                             B:        B:        B:        B:
                                                           38.64%    43.64%    36.54%    41.54%
                                                             C:        C:        C:        C:
1 year                            36.76%     34.38%        42.92%    43.92%    40.61%    41.61%           n/a       n/a
                                  -----      -----         -----     -----     -----     -----            ---       ---

                                                             B:        B:        B:        B:
                                                           (8.21)%   (7.26)%  (10.29)%   (9.37)%
                                                             C:        C:        C:        C:
Since Inception(5)               (8.38)%    (11.11)%       (8.45)%   (8.45)%  (10.75)%  (10.75)%          4.14%     3.59%
                                  -----      -----          ----      ----     -----     -----            ----      ----

(1)      Class A performance figures include the maximum sales charge of 5.75%.
(2) Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3) Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4) Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5) Class A, Class B and Class C commenced operations January 1, 1997; Advisor Class commenced operations July 1, 1999.

Total returns were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Asia Pacific Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

    [IVY LEAF LOGO]
--------------------------------------------------------------------------------
    IVY ASIA PACIFIC FUND
--------------------------------------------------------------------------------

4

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

--------------------------------------------------------------
     EQUITY SECURITIES -- 85.08%         SHARES       VALUE
--------------------------------------------------------------
AUSTRALIA -- 1.39%
-------------------------------------
National Australia Bank Ltd...........      4,099   $   62,494
Westpac Banking Corp. Ltd.............      9,000       61,876
                                                    ----------
                                                       124,370
                                                    ----------
CHINA -- 0.67%
-------------------------------------
Anhui Expressway Co. Ltd..............    110,000       10,330
Qingling Motors Company -- H Shares...    288,000       34,826
Zhenhai Refining and Chemical Company
  Ltd.................................     84,000       14,912
                                                    ----------
                                                        60,068
                                                    ----------
HONG KONG -- 36.62%
-------------------------------------
Asia Satellite Telecommunications
  Holdings Ltd. ADR...................     30,000       94,745
CDL Hotels International Ltd..........    360,000      143,564
Cheung Kong Holdings Ltd..............     26,000      330,287
China Hong Kong Photo Products
  Holdings, Ltd.......................    926,000      119,122
China Resources Enterprise Limited....     26,000       41,641
Citic Pacific Ltd.....................     48,000      180,613
CLP Holdings Ltd......................     23,000      105,924
Dao Heng Bank Group Ltd...............     31,000      159,914
Giordano International Ltd............    274,000      281,983
Gold Peak Industries (Holdings)
  Limited.............................    200,000       42,194
Guangdong Kelon Electrical Holdings
  Co. Ltd. -- H. Shares...............     39,000       29,600
Hong Kong Electric Holdings Ltd.......     43,000      134,418
Hong Kong Land Holdings Ltd...........     52,000       76,960
Hong Kong Telecommunications Ltd......     46,800      135,159
HSBC Holdings plc.....................     25,600      358,962
i-CABLE Communications Limited(a).....         84          114
Jardine International Motor Holdings
  Ltd.................................    160,000       80,272
Jardine Matheson Holdings Ltd.........     16,200       63,828
Jardine Strategic Holdings Ltd........     30,500       60,695
JCG Holdings Ltd......................     78,000       43,899
Moulin International Holding Ltd......    230,000       22,191
New World Development Company Ltd.....     65,000      146,330
Orient Overseas International Ltd.....    272,000      105,846
Sun Hung Kai Properties Ltd...........      8,000       83,360
Swire Pacific Ltd.....................     17,000      100,379
Union Bank of Hong Kong Ltd...........     12,399       10,368
VTech Holdings Limited................     29,000       94,384
Wharf Holdings Ltd....................     33,810       78,506
Wing Hang Bank Limited................     35,000      119,765
Yue Yuen Industrial Holdings..........     13,000       31,106
                                                    ----------
                                                     3,276,129
                                                    ----------
INDONESIA -- 1.58%
-------------------------------------
PT Bank Dagang Nasional Indonesia Tbk
  Warrants(a)(b)......................        500           --
PT Hanjaya Mandala Sampoerna Tbk......     56,000      141,191
                                                    ----------
                                                       141,191
                                                    ----------

--------------------------------------------------------------
          EQUITY SECURITIES              SHARES       VALUE
--------------------------------------------------------------

MALAYSIA -- 12.32%
-------------------------------------
Berjaya Sports Toto Berhad............     61,000   $  131,631
Genting Berhad........................     17,000       60,394
Johor Port Berhad.....................    204,000       89,652
Malakoff Berhad.......................     32,000       84,210
Malayan Banking Berhad................     34,400      122,210
Perusahaan Otomobil Nasional Berhad...     52,000      101,262
Petronas Gas Berhad...................     28,000       65,579
Public Bank Berhad....................     40,000       34,947
Public Bank Berhad -- Foreign
  Registered..........................     50,000       51,842
Sime Darby Berhad.....................    102,000      129,378
Sime UEP Properties Berhad............     68,000       95,736
Telekom Malaysia Berhad...............     35,000      135,394
                                                    ----------
                                                     1,102,235
                                                    ----------
NEW ZEALAND -- 3.35%
-------------------------------------
Fletcher Challenge Paper..............     34,000       23,760
Telecom Corporation of New Zealand
  Limited.............................     19,200       90,115
Tourism Holdings Limited..............     99,237      185,273
                                                    ----------
                                                       299,148
                                                    ----------
PHILIPPINES -- 3.73%
-------------------------------------
Alaska Milk Corporation(a)............    382,000       27,489
Benpres Holdings Corporation Sponsored
  GDR(a)..............................      9,600       29,400
Manila Electric Company -- B Shares...     16,000       45,658
Metropolitan Bank & Trust Company.....      7,920       56,992
Music Corporation(a)..................    242,000       31,826
Philippine Long Distance Telephone
  Co..................................      1,972       50,156
Southeast Asia Cement Holdings,
  Inc.(a).............................  2,267,000       26,439
Universal Robina Corporation..........    369,500       66,015
                                                    ----------
                                                       333,975
                                                    ----------
SINGAPORE -- 15.18%
-------------------------------------
Asia Pulp & Paper Company Ltd. --
  Sponsored ADR(a) (with 2,560
  warrants(a))........................     12,800      103,200
DBS Group Holdings Limited............      9,943      162,931
DBS Land Ltd..........................     73,000      143,721
Elec & Eltek International Co. Ltd....     41,050      133,002
Fraser & Neave Ltd. Ordinary..........     17,000       62,755
Overseas Union Bank Ltd...............     52,148      305,187
Singapore Airlines Limited............     17,000      192,857
Singapore Press Holdings Ltd..........     10,000      216,686
United Overseas Bank Ltd..............      4,224       37,270
                                                    ----------
                                                     1,357,609
                                                    ----------
SOUTH KOREA -- 7.64%
-------------------------------------
Hyundai Motor Company Ltd.............      5,983       95,069
Korea Electric Power Corp.............      2,000       62,147
Pohang Iron & Steel Company Ltd.......      1,000      116,967
Samsung Electronics Co. Sponsored
  GDR.................................      2,970      363,083
Samsung Fire & Marine Insurance (with
  280 rights(a))......................      1,370       46,029
                                                    ----------
                                                       683,295
                                                    ----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

                                                                               5

--------------------------------------------------------------
          EQUITY SECURITIES              SHARES       VALUE
--------------------------------------------------------------
THAILAND -- 2.60%
-------------------------------------
Advanced Info Service Public Company
  Limited -- Foreign Registered.......      4,600   $   77,370
Bangkok Bank Public Company Ltd --
  Foreign Registered..................     23,800       60,173
Siam Cement Public Company Limited --
  Foreign Registered..................      1,200       39,984
Thai Farmers Bank Public Company
  Limited -- Foreign Registered.......     33,000       55,329
                                                    ----------
                                                       232,856
                                                    ----------
TOTAL INVESTMENTS -- 85.08%
  (Cost -- $4,872,103)(c).............               7,610,876
OTHER ASSETS, LESS LIABILITIES --
  14.92%..............................               1,334,239
                                                    ----------
NET ASSETS -- 100%....................              $8,945,115
                                                    ==========
--------------------------------------------------------------
--------------------------------------------------------------
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
(a) Non-income producing security
(b) Securities valued in good faith by the
    Valuation Committee of the Board of Trustees.
    See Note 1 to the Financial Statements.
(c) Cost is approximately the same for Federal
    income tax purposes.
OTHER INFORMATION:
At December 31, 1999, net unrealized appreciation based on
  cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation................   $2,969,394
    Gross unrealized depreciation................     (230,621)
                                                    ----------
        Net unrealized appreciation..............   $2,738,773
                                                    ==========
Purchases and sales of securities other than short-term
obligations aggregated $1,512,352 and $1,650,225,
respectively, for the period ended December 31, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

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6

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investments, at value (identified cost -- $4,872,103).......  $ 7,610,876
Cash........................................................    1,343,045
Receivables
  Fund shares sold..........................................        7,319
  Dividends and interest....................................       11,712
  Manager for expense reimbursement.........................       15,237
Deferred organization expenses..............................       19,005
Other assets................................................        5,599
                                                              -----------
  Total assets..............................................    9,012,793
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................       32,509
  Management fee............................................        7,401
  12b-1 service and distribution fees.......................        6,037
  Other payables to related parties.........................        4,581
Accrued expenses............................................       17,150
                                                              -----------
  Total liabilities.........................................       67,678
                                                              -----------
NET ASSETS..................................................  $ 8,945,115
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($2,014,928/252,048 shares outstanding)...................  $      7.99
                                                              ===========
Maximum offering price per share ($7.99 x 100/94.25)*.......  $      8.48
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($3,763,103/475,660 shares outstanding).............  $      7.91
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($3,031,135/381,540 shares outstanding).............  $      7.94
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($135,949/17,060 shares outstanding)................  $      7.97
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $ 8,049,737
  Accumulated net realized loss on investments and foreign
    currency transactions...................................   (1,822,714)
  Accumulated net investment loss...........................      (20,722)
  Net unrealized appreciation on investments and foreign
    currency transactions...................................    2,738,814
                                                              -----------
NET ASSETS..................................................  $ 8,945,115
                                                              ===========

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends.................................................            $  159,880
  Interest..................................................                23,455
                                                                        ----------
                                                                           183,335
                                                                        ----------
EXPENSES
  Management fee............................................  $72,724
  Transfer agent............................................   22,560
  Administrative services fee...............................    7,272
  Custodian fees............................................   44,117
  Blue Sky fees.............................................   31,072
  Auditing and accounting fees..............................   20,233
  Shareholder reports.......................................    9,055
  Amortization of organization expenses.....................    9,826
  Fund accounting...........................................   20,305
  Trustees' fees............................................    9,240
  12b-1 service and distribution fees.......................   58,969
  Legal.....................................................   26,577
  Other.....................................................    1,362
                                                                        ----------
                                                                           333,312
  Expenses reimbursed by Manager............................              (119,280)
  Fees paid indirectly......................................               (13,251)
                                                                        ----------
      Net expenses..........................................               200,781
                                                                        ----------
NET INVESTMENT LOSS.........................................               (17,446)
                                                                        ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments..........................               311,404
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................             2,429,520
                                                                        ----------
      Net gain on investment transactions...................             2,740,924
                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $2,723,478
                                                                        ==========

    The accompanying notes are an integral part of the financial statements.

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8

STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  1999           1998
                                                              ---------------------------
INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................   $  (17,446)   $      (115)
  Net realized gain (loss) on investments and foreign
    currency transactions...................................      311,404     (2,099,161)
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................    2,429,520      1,157,220
                                                               ----------    -----------
      Net increase (decrease) resulting from operations.....    2,723,478       (942,056)
                                                               ----------    -----------
Class A distributions
  Dividends
    From net investment income..............................       (4,345)            --
    In excess of net investment income......................           --         (8,845)
  Distributions from capital gains..........................      (14,864)        (1,561)
                                                               ----------    -----------
      Total distributions to Class A shareholders...........      (19,209)       (10,406)
                                                               ----------    -----------
Class B distributions
  Dividends in excess of net investment income..............           --         (3,991)
  Distributions from capital gains..........................      (15,357)          (704)
                                                               ----------    -----------
      Total distributions to Class B shareholders...........      (15,357)        (4,695)
                                                               ----------    -----------
Class C distributions
  Dividends in excess of net investment income..............           --         (2,487)
  Distributions from capital gains..........................      (12,237)          (439)
                                                               ----------    -----------
      Total distributions to Class C shareholders...........      (12,237)        (2,926)
                                                               ----------    -----------
Advisor Class distributions
  Dividends from net investment income......................         (791)            --
  Distributions from capital gains..........................         (934)            --
                                                               ----------    -----------
      Total distributions to Advisor Class shareholders.....       (1,725)            --
                                                               ----------    -----------
Fund share transactions (Note 5)
  Class A...................................................     (107,980)     1,414,019
  Class B...................................................      529,602      1,367,392
  Class C...................................................      281,207      1,239,743
  Advisor Class.............................................      122,006             --
                                                               ----------    -----------
      Net increase resulting from Fund share transactions...      824,835      4,021,154
                                                               ----------    -----------
TOTAL INCREASE IN NET ASSETS................................    3,499,785      3,061,071
NET ASSETS
  Beginning of period.......................................    5,445,330      2,384,259
                                                               ----------    -----------
  END OF PERIOD.............................................   $8,945,115    $ 5,445,330
                                                               ==========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................   $       --    $     9,686
                                                               ==========    ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                                               9

                                                                       for the year ended
                          CLASS A                                         December 31,
---------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                            1999       1998       1997
                                                              -------------------------------------
Net asset value, beginning of period........................      $  5.56   $    6.01   $ 10.00
                                                                   --------------------------------
  Income (loss) from investment operations
  Net investment income(a)..................................          .02         .03       .02
  Net gains or loss on securities (both realized and
    unrealized).............................................         2.49        (.44)    (3.98)
                                                                   --------------------------------
  Total from investment operations..........................         2.51        (.41)    (3.96)
                                                                   --------------------------------
  Less distributions
  Dividends
    From net investment income..............................          .02          --       .01
    In excess of net investment income......................           --         .03       .02
  Distributions from capital gains..........................          .06         .01        --
                                                                   --------------------------------
    Total distributions.....................................          .08         .04       .03
                                                                   --------------------------------
Net asset value, end of period..............................      $  7.99   $    5.56   $  6.01
                                                                   ================================

Total return (%)(b).........................................        45.10       (6.86)   (39.58)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $ 2,015   $   1,393   $   692
Ratio of expenses to average net assets(c)
  With expense reimbursement (%)............................         2.39        2.77      2.11
  Without expense reimbursement (%).........................         4.03        6.15     10.17
Ratio of net investment income to average net assets
  (%)(a)....................................................          .31         .53       .63
Portfolio turnover rate (%).................................           24          86         1

--------------------------------------------------------------------------------

                                                                       for the year ended
                          CLASS B                                         December 31,
---------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                            1999       1998       1997
                                                              -------------------------------------
Net asset value, beginning of period........................      $  5.53   $    5.99   $ 10.00
                                                                   --------------------------------
  Income (loss) from investment operations
  Net investment loss(a)....................................         (.03)       (.01)       --
  Net gains or loss on securities (both realized and
    unrealized).............................................         2.44        (.44)    (4.00)
                                                                   --------------------------------
  Total from investment operations..........................         2.41        (.45)    (4.00)
                                                                   --------------------------------
  Less distributions
  Dividends in excess of net investment income..............           --         .01       .01
  Distributions from capital gains..........................          .03          --        --
                                                                   --------------------------------
    Total distributions.....................................          .03         .01       .01
                                                                   --------------------------------
Net asset value, end of period..............................      $  7.91   $    5.53   $  5.99
                                                                   ================================
Total return (%)(b).........................................        43.64       (7.48)   (39.96)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $ 3,763   $   2,197   $   929
Ratio of expenses to average net assets(c)
  With expense reimbursement (%)............................         3.17        3.65      2.86
  Without expense reimbursement (%).........................         4.81        7.03     10.92
Ratio of net investment loss to average net assets (%)(a)...         (.46)       (.35)     (.12)
Portfolio turnover rate (%).................................           24          86         1

    The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
10

                                                                       for the year ended
                          CLASS C                                         December 31,
---------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                            1999       1998       1997
                                                              -------------------------------------
Net asset value, beginning of period........................      $  5.54   $    5.99   $ 10.00
                                                                   --------------------------------
  Income (loss) from investment operations
  Net investment loss(a)....................................         (.03)       (.01)       --
  Net gains or loss on securities (both realized and
    unrealized).............................................         2.46        (.43)    (3.99)
                                                                   --------------------------------
  Total from investment operations..........................         2.43        (.44)    (3.99)
                                                                   --------------------------------
  Less distributions
  Dividends in excess of net investment income..............           --         .01       .02
  Distributions from capital gains..........................          .03          --        --
                                                                   --------------------------------
    Total distributions.....................................          .03         .01       .02
                                                                   --------------------------------
Net asset value, end of period..............................      $  7.94   $    5.54   $  5.99
                                                                   ================================
Total return (%)(b).........................................        43.92       (7.37)   (39.94)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $ 3,031   $   1,855   $   764
Ratio of expenses to average net assets(c)
  With expense reimbursement (%)............................         3.09        3.54      2.74
  Without expense reimbursement (%).........................         4.73        6.92     10.80
Ratio of net investment loss to average net assets (%)(a)...         (.38)       (.24)       --
Portfolio turnover rate (%).................................           24          86         1

--------------------------------------------------------------------------------

                                                                  for the period
                                                                   July 1, 1999
                                                                  (commencement)
                       ADVISOR CLASS                              to December 31,
-------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                                1999
                                                              -----------------------
Net asset value, beginning of period........................          $  7.76
                                                                  -------------------
  Income from investment operations
  Net investment income(a)..................................              .02
  Net gains on securities (both realized and unrealized)....              .30
                                                                  -------------------
  Total from investment operations..........................              .32
                                                                  -------------------
  Less distributions
  Dividends from net investment income......................              .05
  Distributions from capital gains..........................              .06
                                                                  -------------------
    Total distributions.....................................              .11
                                                                  -------------------
Net asset value, end of period..............................          $  7.97
                                                                  ===================
Total return(%)(d)..........................................             4.14
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................          $   136
Ratio of expenses to average net assets
  With expense reimbursement(%)(e)..........................             2.02
  Without expense reimbursement(%)(e).......................             3.66
Ratio of net investment income to average net
  assets(%)(a)(e)...........................................              .69
Portfolio turnover rate(%)..................................               24

  (a) Net investment       (b) Total return        (c) From 1997           (d) Total return        (e) Annualized
  income (loss) is net     does not reflect a      through April 1999,     represents aggregate
  of expenses              sales charge.           total expenses          total return and
  reimbursed by                                    include fees paid       does not reflect a
  Manager.                                         indirectly, if any,     sales charge.
                                                   through an offset
                                                   arrangement.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              11

NOTES TO FINANCIAL STATEMENTS

Ivy Asia Pacific Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1999, the Fund's securities valued by the Valuation Committee have no value and have been noted as such in the Portfolio of Investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1999, the interest rate was 3.75%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax-basis capital loss carryover of approximately $1,804,000 as of December 31, 1999 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires in 2006.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

DEFERRED ORGANIZATION EXPENSES -- Expenses incurred prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities", by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, certain securities sold at a loss, and non-deductible organization expenses. As a result, Net investment loss and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from

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12

distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

FEES PAID INDIRECTLY -- From January 1, 1999 through April 15, 1999, the Fund had an arrangement with its custodian whereby a percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out-of-pocket expenses. For the period from January 1, 1999 through April 15, 1999, custodian fees were reduced by $13,251 under this arrangement.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of its average net assets.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1999, the net amount of underwriting discount retained by IMDI was $2,008.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $4,458, $29,339, and $25,172 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays IMSC a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $5,727, $10,115, $6,644 and $74, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. CONCENTRATION OF CREDIT RISK

The Fund primarily invests in equity securities of companies in the Asia-Pacific region. Therefore, the Fund is more susceptible to factors adversely affecting securities within the Asia-Pacific region than is an equity fund that is not concentrated in such securities to the same extent.

5. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                             YEAR ENDED               YEAR ENDED
                         DECEMBER 31, 1999        DECEMBER 31, 1998
----------------------------------------------------------------------
CLASS A                 SHARES      AMOUNT       SHARES      AMOUNT
----------------------------------------------------------------------
Sold.................   760,594   $ 4,417,001    587,033   $ 3,227,193
Issued on
 reinvestment of
 distributions.......     1,754        13,679      1,325         7,271
Repurchased..........  (760,739)   (4,538,660)  (453,035)   (1,820,445)
                       --------   -----------   --------   -----------
Net (decrease)/
 increase............     1,609   $  (107,980)   135,323   $ 1,414,019
                       ========   ===========   ========   ===========

                             YEAR ENDED               YEAR ENDED
                         DECEMBER 31, 1999        DECEMBER 31, 1998
----------------------------------------------------------------------
CLASS B                 SHARES      AMOUNT       SHARES      AMOUNT
----------------------------------------------------------------------
Sold.................   189,550   $ 1,317,798    367,268   $ 1,924,978
Issued on
 reinvestment of
 distributions.......     1,107         8,546        537         2,927
Repurchased..........  (112,554)     (796,742)  (125,329)     (560,513)
                       --------   -----------   --------   -----------
Net increase.........    78,103   $   529,602    242,476   $ 1,367,392
                       ========   ===========   ========   ===========

                             YEAR ENDED               YEAR ENDED
                         DECEMBER 31, 1999        DECEMBER 31, 1998
----------------------------------------------------------------------
CLASS C                 SHARES      AMOUNT       SHARES      AMOUNT
----------------------------------------------------------------------
Sold.................   165,089   $ 1,098,147    355,153   $ 1,944,016
Issued on
 reinvestment of
 distributions.......     1,207         9,364        432         2,364
Repurchased..........  (119,605)     (826,304)  (148,169)     (706,637)
                       --------   -----------   --------   -----------
Net increase.........    46,691   $   281,207    207,416   $ 1,239,743
                       ========   ===========   ========   ===========

                           FOR THE PERIOD
                            JULY 1, 1999
                           (COMMENCEMENT)
                          TO DECEMBER 31,
                                1999
---------------------------------------------
ADVISOR CLASS           SHARES      AMOUNT
---------------------------------------------
Sold.................    78,562   $   577,741
Issued on
 reinvestment of
 distributions.......       222         1,725
Repurchased..........   (61,724)     (457,460)
                       --------   -----------
Net increase.........    17,060   $   122,006
                       ========   ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              13

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
IVY ASIA PACIFIC FUND (THE "FUND"):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 4, 2000

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY ASIA PACIFIC FUND
--------------------------------------------------------------------------------

14

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

On September 30, 1999, a special shareholder meeting (the "Meeting") was held at the offices of Mackenzie Investment Management Inc., Boca Raton, Florida, for the following purposes (and with the following results):

PROPOSAL 1: With respect to Ivy Fund, to elect Trustees.

---------------------------------------------------
NOMINEE:                         FOR:     WITHHOLD:
---------------------------------------------------
James W. Broadfoot............  556,770    14,409
Keith J. Carlson..............  556,770    14,409
Stanley Channick..............  555,802    15,377
Roy J. Glauber................  555,802    15,377
Edward M. Tighe...............  556,770    14,409

The other Trustees of Ivy Fund previously elected by shareholders whose term of office continued after the meeting were John S. Anderegg, Jr., Paul H. Broyhill, Frank W. DeFriece, Jr., Joseph G. Rosenthal, Richard N. Silverman and J. Brendan Swan.

PROPOSAL 2: With respect to the Fund, to ratify or reject the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

-----------------------------
  FOR:    AGAINST:   ABSTAIN:
-----------------------------
540,106    2,473      28,600

PROPOSAL 3: With respect to the Fund, to approve or disapprove the revision of certain fundamental investment policies.

3.1 DIVERSIFICATION:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
458,332     8,242     33,201      71,404

3.2 BORROWING:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
451,559    14,048     34,168      71,404

3.3 SENIOR SECURITIES:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
457,259     9,087     33,429      71,404

3.4 UNDERWRITING:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
461,171     6,726     31,878      71,404

3.5 REAL ESTATE:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
460,581     6,286     32,908      71,404

3.6 COMMODITIES:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
453,930    12,938     32,907      71,404

3.7 LOANS:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
448,729    18,780     32,266      71,404

3.8 CONCENTRATION:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
462,329     5,569     31,877      71,404

3.9 OTHER POLICIES:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
455,300    14,681     29,794      71,404

---------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner (or other persons entitled to vote) nor has discretionary power to vote on a particular matter.

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

02IAPF123199

                                [IVY FUNDS LOGO]

                              IVY PAN-EUROPE FUND
OVERVIEW

The Ivy Pan-Europe Fund is designed to provide exposure to high-quality companies in mature foreign markets. The majority of the Fund is invested in large-cap blue chip stocks in Western Europe. Additionally, the Fund strives to provide exposure to what the management team believes to be quality, undervalued, smaller-cap companies in Central and Eastern Europe. The Fund employs a disciplined, value-driven investment style that focuses on a company's long-term earnings capacity and asset values. The management team evaluates opportunities on a variety of measures--buying stocks at a price that we believe is a discount to the fair value.

         The Fund is positioned to benefit from two main themes that we believe could have a major impact on European markets currently and in the coming years: accelerating economic growth and ongoing corporate restructuring. In our view, these two factors helped to fuel strong stock market performance during 1999, with the Ivy Pan-Europe Fund generating a return of 18.29% for the 12-month period ending December 31, 1999. For the same period, the Morgan Stanley Capital International Europe Index returned 15.89%. (For the Fund's total return with sales charge and performance commentary, please refer to page 3.)

MARKET COMMENTARY

As we entered 1999, the Ivy Pan-Europe Fund was positioned with a significant over-weighting in cyclical stocks. We believe large declines in stock prices in this sector during the third and fourth quarters of 1998 created significant value in a number of economically sensitive industries including paper and forest products, metals and mining, steel, chemicals, and construction companies. Our research shows that at the start of 1999, fears of a global recession began to subside, and investors in Europe started to anticipate a recovery in economic growth. We believe this led to sharp rises in prices of European cyclical stocks, particularly during the first half of the year, and contributed to the strong performance of the Fund during this time. The management team used price strength in this sector to reduce the Fund's exposure to cyclical stocks during the second half of 1999.

OPPORTUNITIES REMAIN IN EUROPE.

We remain optimistic about the prospects of economic activity in Europe.
In recent months, we believe there were a number of encouraging signs of growth coming from the eurozone--the 11 nations that comprise the Economic and Monetary Union (EMU)--particularly from the two largest economies, Germany and France. According to our research, on average, gross domestic product (GDP) in Europe grew more than 4% in the third quarter, on a seasonally adjusted basis, and unemployment fell below 10% for the first time in years. We anticipate that upgrades in earnings and GDP estimates across continental Europe may lead to higher stock prices through 2000.

         Within this environment, we expect interest rates and inflation to remain relatively low. We believe the European Central Bank's half-point rise in short-term interest rates in early November

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

December 31, 1999

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111

[MACKENZIE LOGO]
was precautionary and leaves real short-term rates at over 1%. In our opinion, concerns about rising interest rates throughout 1999 put severe pressure on interest-rate-sensitive sectors, particularly financial stocks. In the fourth quarter of 1999, banks and insurance companies began to appear frequently on our research screens as representing good long-term value. As a result, we increased the size of some existing holdings in this sector and added a few new securities, including three Swiss financial firms.

         Our research shows that, in general, exports from Europe remained weak throughout 1999. However, a recovery in Asian demand for European exports was a very positive factor for some of the Fund's holdings. For example, we believe that luxury goods companies showed a strong rebound in sales growth as Japanese and other Asian consumers returned to the stores.

   "WE REMAIN OPTIMISTIC ON THE PROSPECTS FOR ECONOMIC ACTIVITY IN EUROPE. IN RECENT MONTHS, WE BELIEVE THERE WERE A NUMBER OF ENCOURAGING SIGNS OF GROWTH
 COMING FROM THE EUROZONE, PARTICULARLY FROM THE TWO LARGEST ECONOMIES, GERMANY
                                  AND FRANCE."

         We believe that weakness in the euro, which according to our research lost about 16% of its value relative to the dollar and even more relative to the yen, should result in a sizable pickup in export growth in 2000. Our recent economic data supports this belief, with third-quarter exports from France showing the strongest increase in 10 years. Purchasing-power analysis, which compares the cost to buy a basket of goods in one currency versus another, indicates that exchange rates for deutsche mark-linked currencies, including the euro (since its introduction in January 1999) are at their cheapest levels in 25 years relative to the dollar and the yen. We expect the euro to gain strength if economic growth accelerates on the Continent, which should provide incremental returns for US dollar-based investors in the coming year.

         We believe that we have just started to see the impact of EMU on European corporate profitability. Consolidation activity is taking place in many industries throughout continental Europe and the UK, including telecoms, pharmaceuticals, autos, energy, utilities, banks, and insurance companies. We believe there is more to come, as industry leaders in Europe, despite being international household names, are still small by US standards. Our research shows that a wave of mergers and acquisitions, fueled by EMU, reached over $600 billion in 1998, and in 1999 doubled to over $1,200 billion. Recently proposed tax changes in Germany, which effectively eliminates capital gains tax on asset sales for corporations, could clear the way for long-overdue corporate restructuring in that market. We expect these trends to continue across the Continent over the next three to five years. In the short run, we think that equity prices should continue to respond favorably to anticipated takeover announcements. We believe that longer term, equity prices should benefit from strong earnings growth as costs decline, productivity rises, and economies of scale are realized.

THE IMPACT OF TECHNOLOGY.

As we approached the end of 1999, the technology mania that was pervasive in US equity markets spread to the rest of the world. It seemed to us as though any company with hopes of becoming an Internet player was suddenly awarded very lofty valuations based on projections of cash flows to be generated 25 years hence. Because Ivy Pan-Europe Fund is managed with a disciplined, value approach, we looked at the high valuations of these companies with great skepticism. The Internet is undeniably changing the way business is conducted around the globe, However, with the absence of profits and the presence of a high level of speculation, we believe these companies are more suitable for funds managed with a more growth-oriented investment style or that specialize in the technology sector, such as the Ivy Global Science & Technology Fund.

LOOKING AHEAD.

We are optimistic about European equity markets as we move into the new millennium. In our view, low interest rates, controlled inflation, declining unemployment, and a highly competitive currency may result in an acceleration in economic activity over the next few years. Ongoing corporate restructuring, and mergers and acquisitions activity should continue to keep the focus of such corporations on improving profitability and shareholder value. We also expect strong demand for equities driven by the growth of European pension and mutual funds to continue to support European stock markets.

         We believe that the combination of these factors should contribute to accelerating top-line and higher bottom-line growth, providing a positive backdrop for European equity markets in the year 2000.

                    PERFORMANCE COMPARISON OF THE FUND SINCE
                    INCEPTION (5/97) OF A $10,000 INVESTMENT

                                    [CHART]

IVY PAN-EUROPE FUND
PERFORMANCE COMMENTARY

For the 12 months ended December 31, 1999, the Ivy Pan-Europe Fund returned 18.29% compared to a return of 15.89% for the Morgan Stanley Capital International (MSCI) Europe Index. The Fund's outperformance relative to its benchmark was due primarily to its exposure to economically sensitive stocks in the early part of the year. According to our research, at the start of 1999, fears of a global recession began to subside, and investors in Europe began to anticipate a recovery in economic growth. We believe this led to sharp rises in prices of European cyclical stocks, particularly during the first four to five months of the year. In addition, until late 1999, the Fund was underweight in interest-rate-sensitive stocks, like banks and financials, which performed poorly as interest rates rose across the Continent and in the UK. This positioning also contributed to the Fund's relative outperformance.

The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.


 IVY PAN-EUROPE FUND               Class A(1)                   Class B(2)  &  C(3)                      Advisor Class(4)
 AVERAGE ANNUAL TOTAL RETURN   --------------------------------------------------------------------------------------------
 FOR PERIODS ENDING               w/         w/o               w/                      w/o                w/       w/o
 DECEMBER 31, 1999              Reimb.      Reimb.           Reimb.                   Reimb.            Reimb.    Reimb.
---------------------------------------------------------------------------------------------------------------------------
                                                         w/           w/o         w/         w/o
                                                        CDSC         CDSC        CDSC        CDSC
                                                       -------------------------------------------
                                                          B:          B:          B:          B:
                                                        12.37%      17.37%       9.38%      14.38%
                                                          C:          C:          C:          C:
1 year                          11.48%       8.76%      16.23%      17.23%      10.99%      11.99%      18.50%      17.34%
---------------------------------------------------------------------------------------------------------------------------
                                                          B:          B:          B:          B:
                                                         9.78%      10.77%       5.88%       6.82%
                                                          C:          C:          C:          C:
Since Inception(5)               9.01%       2.99%       9.97%       9.97%       7.04%       7.04%       4.75%       1.83%
---------------------------------------------------------------------------------------------------------------------------


(1)Class A performance figures include the maximum sales charge of 5.75%.
(2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4)Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5)Class A and Class B commenced operations May 13, 1997; Class C commenced operations January 29, 1998; Advisor Class commenced operations March 23, 1998.

Total returns were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Pan-Europe Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

    [IVY LEAF LOGO]
--------------------------------------------------------------------------------
    IVY PAN-EUROPE FUND
--------------------------------------------------------------------------------

4

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

--------------------------------------------------------------
       EQUITY SECURITIES -- 92.19%         SHARES     VALUE
--------------------------------------------------------------
AUSTRIA -- 0.75%
Bank Austria AG..........................    766    $   42,995
                                                    ----------
BELGIUM -- 1.17%
Solvay S.A. .............................    815        66,984
                                                    ----------
CZECH REPUBLIC -- 0.14%
SPT Telekom a.s. ........................    500         8,047
                                                    ----------
DENMARK -- 3.87%
Jyske Bank A/S...........................  3,435        68,937
Sydbank A/S..............................  1,186        48,722
Unidanmark A/S...........................  1,480       103,659
                                                    ----------
                                                       221,318
                                                    ----------
FINLAND -- 3.69%
Metso Oyj(a).............................  2,000        25,859
Pohjola Insurance Group B................  1,203        72,346
Stora Enso Oyj -- R Shares...............  6,500       112,774
                                                    ----------
                                                       210,979
                                                    ----------
FRANCE -- 14.14%
Alcatel S.A. ............................    500       114,262
Assurances Banque Populaire..............    595        58,325
Banque Nationale de Paris................  1,189       109,163
Bongrain S.A. ...........................    173        57,100
Bouygues S.A. ...........................    142        89,808
Bull S.A. ...............................  6,500        52,055
Eurotunnel S.A. Warrants 2001(a).........  9,200           277
Eurotunnel S.A. Warrants 2003(a).........  9,200           830
Groupe Danone............................    297        69,658
Scor S.A. ...............................  2,248        98,689
Societe Generale.........................    680       157,441
                                                    ----------
                                                       807,608
                                                    ----------
GERMANY -- 7.18%
Adidas-Salomon AG........................    900        67,204
DaimlerChrysler AG.......................  1,708       133,359
Dyckerhoff AG............................  2,250        67,655
Dyckerhoff AG Preferred..................    750        23,153
Fresenius AG Preferred...................    320        60,298
Merck KGaA...............................  1,879        58,383
                                                    ----------
                                                       410,052
                                                    ----------
GREECE -- 1.61%
Hellenic Telecommunications Organization
  S.A. -- ADR............................  7,700        91,919
                                                    ----------
HUNGARY -- 1.52%
BorsodChem Rt Sponsored GDR 144A.........     41         1,630
Magyar Tavkozlesi Rt.....................  12,200       85,009
                                                    ----------
                                                        86,639
                                                    ----------
IRELAND -- 0.92%
Bank of Ireland..........................  6,600        52,260
                                                    ----------
ITALY -- 1.22%
Banca Popolare di Milano.................  9,000        69,730
                                                    ----------
NETHERLANDS -- 8.33%
Akzo Nobel NV............................  1,822        90,944
Hagemeyer NV.............................  1,558        35,901
ING Groep NV.............................    664        39,892
Koninklijke KPN NV.......................  1,000        97,123
Koninklijke Philips Electronics NV.......  1,566       211,896
                                                    ----------
                                                       475,756
                                                    ----------

--------------------------------------------------------------
--------------------------------------------------------------
            EQUITY SECURITIES              SHARES     VALUE
NORWAY -- 2.81%
Bergesen d.y. ASA -- B Shares............  2,820    $   48,069
Smedvig ASA -- A Shares..................  9,050       112,602
                                                    ----------
                                                       160,671
                                                    ----------
PORTUGAL -- 1.46%
Portugal Telecom S.A. ...................  2,650        28,925
Portugal Telecom S.A. -- Sponsored ADR...  5,000        54,375
                                                    ----------
                                                        83,300
                                                    ----------
RUSSIA -- 0.03%
LUKoil Holding Co. -- Sponsored ADR......     30         1,523
                                                    ----------
SPAIN -- 2.81%
Telefonica S.A. .........................  1,199        29,804
Telefonica S.A. -- Sponsored ADR.........  1,659       130,712
                                                    ----------
                                                       160,516
                                                    ----------
SWEDEN -- 2.60%
AssiDoman AB.............................  1,326        21,497
Electrolux AB............................  5,065       126,877
                                                    ----------
                                                       148,374
                                                    ----------
SWITZERLAND -- 11.46%
Compagnie Financiere Richemont AG........     28        66,470
Holderbank Financiere Glaris AG..........     46        62,646
Jelmoli Holding AG Bearer................     34        40,357
Nestle AG Registered.....................     30        54,669
Novartis AG Registered...................     88       128,531
Pargesa Holding AG -- B Shares...........     18        29,237
SGS Societe Generale de Surveillance
  Holding S.A. ..........................     45        57,068
Sulzer AG Registered.....................    119        76,943
Swatch Group, (The) AG...................     80        91,658
UBS AG -- Registered.....................    175        47,010
                                                    ----------
                                                       654,589
                                                    ----------
UNITED KINGDOM -- 26.48%
Allied Zurich plc........................  4,000        47,320
AstrZeneca Group plc.....................    789        33,248
Barclay's Bank Ordinary..................  3,825       110,102
Bass plc.................................  7,700        95,372
British Airways plc......................  12,000       77,942
Cadbury Schweppes plc....................  10,480       61,397
Corporate Services Group plc.............  37,950       62,693
Diageo plc...............................  8,250        66,150
Gallaher Group plc.......................  21,890       92,963
Hanson plc...............................  13,050      107,687
Hazelwood Foods plc......................  13,660       19,814
HSBC Holdings plc........................  5,040        69,776
Imperial Chemical Industries plc.........  7,232        76,462
Jarvis Hotels plc........................  14,468       27,399
Marks & Spencer plc......................  8,600        40,889
Next Plc.................................  4,840        46,336
Nycomed Amersham plc.....................  3,900        24,214
PowerGen plc.............................  5,300        37,692
Royal & Sun Alliance Insurance Group
  plc....................................  14,300      106,594
Shell Transport & Trading Co. plc........  11,422       94,667
Standard Chartered plc...................  4,270        66,411
Tate & Lyle plc..........................  14,300       93,572
Waterford Wedgwood plc...................  52,744       53,555
                                                    ----------
                                                     1,512,255
                                                    ----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

--------------------------------------------------------------
                                                      VALUE
--------------------------------------------------------------
TOTAL INVESTMENTS -- 92.19%
  (Cost -- $5,062,189)(b)................           $5,265,515
OTHER ASSETS, LESS LIABILITIES -- 7.81%                445,899
                                                    ----------
NET ASSETS -- 100%.......................           $5,711,414
                                                    ==========
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
(a) Non-income producing security
(b) Cost is approximately the same for Federal
    income tax purposes.

--------------------------------------------------------------
--------------------------------------------------------------
                                                      VALUE
OTHER INFORMATION:
At December 31, 1999, net unrealized appreciation based on
cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation................   $  853,690
    Gross unrealized depreciation................     (650,364)
                                                    ----------
        Net unrealized appreciation..............   $  203,326
                                                    ==========
Purchases and sales of securities other than short-term
obligations aggregated $1,686,991 and $3,320,087,
respectively, for the period ended December 31, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

[IVY LEAF LOGO]
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--------------------------------------------------------------------------------

6

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investments, at value (identified cost -- $5,062,189).......  $5,265,515
Cash........................................................     424,687
Receivables
  Fund shares sold..........................................       1,087
  Dividends.................................................      18,097
  Manager for expense reimbursement.........................      13,134
Deferred organization expenses..............................      32,419
Other assets................................................       4,950
                                                              ----------
  Total assets..............................................   5,759,889
                                                              ----------
LIABILITIES
Payables
  Fund shares repurchased...................................      18,006
  Management fee............................................       4,675
  12b-1 service and distribution fees.......................       3,244
  Other payables to related parties.........................       3,647
Accrued expenses............................................      18,903
                                                              ----------
  Total liabilities.........................................      48,475
                                                              ----------
NET ASSETS..................................................  $5,711,414
                                                              ==========
CLASS A
Net asset value and redemption price per share
  ($1,789,368/141,919 shares outstanding)...................  $    12.61
                                                              ==========
Maximum offering price per share ($12.61 x 100/94.25)*......  $    13.38
                                                              ==========
CLASS B
Net asset value, offering price and redemption price** per
  share ($3,081,348/246,622 shares outstanding).............  $    12.49
                                                              ==========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($396,898/31,566 shares outstanding)................  $    12.57
                                                              ==========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($443,800/35,241 shares outstanding)................  $    12.59
                                                              ==========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $5,508,644
  Accumulated net investment loss...........................        (113)
  Net unrealized appreciation on investments and foreign
    currency transactions...................................     202,883
                                                              ----------
NET ASSETS..................................................  $5,711,414
                                                              ==========

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends, net of $11,071 foreign taxes withheld..........            $ 142,376
  Interest..................................................                4,085
                                                                        ---------
                                                                          146,461
                                                                        ---------
EXPENSES
  Management fee............................................  $57,684
  Transfer agent............................................   17,141
  Administrative services fee...............................    5,768
  Custodian fees............................................   44,238
  Blue Sky fees.............................................   27,312
  Auditing and accounting fees..............................   18,830
  Shareholder reports.......................................    7,259
  Amortization of organization expenses.....................   13,969
  Fund accounting...........................................   20,273
  Trustees' fees............................................    9,240
  12b-1 service and distribution fees.......................   42,616
  Legal.....................................................   28,032
  Other.....................................................      742
                                                                        ---------
                                                                          293,104
  Expenses reimbursed by Manager............................             (131,352)
  Fees paid indirectly......................................               (6,652)
                                                                        ---------
      Net expenses..........................................              155,100
                                                                        ---------
NET INVESTMENT LOSS.........................................               (8,639)
                                                                        ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................              273,634
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................              635,656
                                                                        ---------
      Net gain on investment transactions...................              909,290
                                                                        ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $ 900,651
                                                                        =========

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
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IVY PAN-EUROPE FUND
--------------------------------------------------------------------------------

8

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                              ------------------------
                                                                 1999          1998
                                                              ------------------------
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $    (8,639)  $  (25,551)
  Net realized gain on investments and foreign currency
    transactions............................................      273,634        5,714
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................      635,656     (416,183)
                                                              -----------   ----------
      Net increase (decrease) resulting from operations.....      900,651     (436,020)
                                                              -----------   ----------
Class A distributions
  Dividends from net investment income......................       (1,579)          --
  Distributions from capital gains..........................      (94,949)          --
                                                              -----------   ----------
      Total distributions to Class A shareholders...........      (96,528)          --
                                                              -----------   ----------
Class B distributions
  Dividends in excess of net investment income..............       (1,539)          --
  Distributions from capital gains..........................     (143,090)          --
                                                              -----------   ----------
      Total distributions to Class B shareholders...........     (144,629)          --
                                                              -----------   ----------
Class C distributions
  Dividends in excess of net investment income..............          (52)          --
  Distributions from capital gains..........................      (15,635)          --
                                                              -----------   ----------
      Total distributions to Class C shareholders...........      (15,687)          --
                                                              -----------   ----------
Advisor Class distributions
  Dividends from net investment income......................         (434)          --
  Distributions from capital gains..........................      (22,631)          --
                                                              -----------   ----------
      Total distributions to Advisor Class shareholders.....      (23,065)          --
                                                              -----------   ----------
Fund share transactions (Note 4)
  Class A...................................................     (262,325)   1,378,851
  Class B...................................................     (870,975)   3,813,765
  Class C...................................................     (536,001)     921,918
  Advisor Class.............................................      366,785       69,443
                                                              -----------   ----------
      Net (decrease) increase resulting from Fund share
       transactions.........................................   (1,302,516)   6,183,977
                                                              -----------   ----------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................     (681,774)   5,747,957
NET ASSETS
  Beginning of period.......................................    6,393,188      645,231
                                                              -----------   ----------
  END OF PERIOD.............................................  $ 5,711,414   $6,393,188
                                                              ===========   ==========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                                               9

                                                                                    for the period
                                                                                     May 13, 1997
                                                              for the year ended    (commencement)
                          CLASS A                                December 31,       to December 31,
----------------------------------------------------------------------------------------------------
                                                                1999       1998          1997
SELECTED PER SHARE DATA                                       --------------------------------------
Net asset value, beginning of period........................   $11.27     $10.56        $10.02
                                                              --------------------------------------
  Income from investment operations
  Net investment income (loss)(a)...........................      .04       (.01)(b)      (.02)
  Net gains on securities (both realized and unrealized)....     2.01        .72(b)        .58
                                                              --------------------------------------
  Total from investment operations..........................     2.05        .71           .56
                                                              --------------------------------------
  Less distributions
  Dividends from net investment income......................      .01         --            --
  Distributions from capital gains..........................      .70         --           .02
                                                              --------------------------------------
    Total distributions.....................................      .71         --           .02
                                                              --------------------------------------
Net asset value, end of period..............................   $12.61     $11.27        $10.56
                                                              ======================================
Total return (%)............................................    18.29(c)    6.72(c)       5.54(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................   $1,789     $1,862        $  575
Ratio of expenses to average net assets(e)
  With expense reimbursement (%)............................     2.33       2.49          2.20(f)
  Without expense reimbursement (%).........................     4.61       5.86         28.41(f)
Ratio of net investment income (loss) to average net assets
  (%)(a)....................................................      .32       (.12)         (.48)(f)
Portfolio turnover rate (%).................................       30         25             5

--------------------------------------------------------------------------------

                                                                                    for the period
                                                                                     May 13, 1997
                                                              for the year ended    (commencement)
                          CLASS B                                December 31,       to December 31,
----------------------------------------------------------------------------------------------------
                                                                1999       1998          1997
SELECTED PER SHARE DATA                                       --------------------------------------
Net asset value, beginning of period........................   $11.17     $10.54        $10.02
                                                              --------------------------------------
  Income from investment operations
  Net investment loss(a)....................................     (.05)      (.01)(b)      (.03)
  Net gains on securities (both realized and unrealized)....     1.98        .64(b)         56
                                                              --------------------------------------
  Total from investment operations..........................     1.93        .63           .53
                                                              --------------------------------------
  Less distributions
  Dividends in excess of net investment income..............      .01         --            --
  Distributions from capital gains..........................      .60         --           .01
                                                              --------------------------------------
    Total distributions.....................................      .61         --           .01
                                                              --------------------------------------
Net asset value, end of period..............................   $12.49     $11.17        $10.54
                                                              ======================================
Total return (%)............................................    17.37(c)    5.98(c)       5.26(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................   $3,081     $3,604        $   70
Ratio of expenses to average net assets(e)
  With expense reimbursement (%)............................     3.04       3.27          3.29(f)
  Without expense reimbursement (%).........................     5.32       6.64         29.50(f)
Ratio of net investment loss to average net assets (%)(a)...     (.39)      (.90)        (1.58)(f)
Portfolio turnover rate (%).................................       30         25             5

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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
10

                                                                                    for the period
                                                                                   January 29, 1998
                                                              for the year ended    (commencement)
                          CLASS C                                December 31,      to December 31,
----------------------------------------------------------------------------------------------------
                                                                     1999                1998
SELECTED PER SHARE DATA                                       --------------------------------------
Net asset value, beginning of period........................        $11.17              $10.91
                                                              --------------------------------------
  Income from investment operations
  Net investment loss(a)....................................          (.10)               (.02)(b)
  Net gains on securities (both realized and unrealized)....          2.02                 .28(b)
                                                              --------------------------------------
  Total from investment operations..........................          1.92                 .26
                                                              --------------------------------------
  Less distributions
  Distributions from capital gains..........................           .52                  --
                                                              --------------------------------------
    Total distributions.....................................           .52                  --
                                                              --------------------------------------
Net asset value, end of period..............................        $12.57              $11.17
                                                              ======================================
Total return (%)............................................         17.23(c)             2.38(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................        $  397              $  863
Ratio of expenses to average net assets(e)
  With expense reimbursement (%)............................          3.13                3.26(f)
  Without expense reimbursement (%).........................          5.41                6.63(f)
Ratio of net investment loss to average net assets (%)(a)...          (.48)               (.89)(f)
Portfolio turnover rate (%).................................            30                  25

--------------------------------------------------------------------------------

                                                                                   for the period
                                                                                   March 23, 1998
                                                              for the year ended   (commencement)
                       ADVISOR CLASS                             December 31,      to December 31,
----------------------------------------------------------------------------------------------------
                                                                     1999               1998
SELECTED PER SHARE DATA                                       --------------------------------------
Net asset value, beginning of period........................        $11.28             $12.31
                                                              --------------------------------------
  Income from investment operations
  Net investment income (loss)(a)...........................           .03               (.01)(b)
  Net gains or losses on securities (both realized and
    unrealized).............................................          2.05              (1.02)(b)
                                                              --------------------------------------
  Total from investment operations..........................          2.08              (1.03)
                                                              --------------------------------------
  Less distributions
  Dividends from net investment income......................           .02                 --
  Distributions from capital gains..........................           .75                 --
                                                              --------------------------------------
    Total distributions.....................................           .77                 --
                                                              --------------------------------------
Net asset value, end of period..............................        $12.59             $11.28
                                                              ======================================
Total return (%)............................................         18.50(c)           (8.37)(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................        $  444             $   65
Ratio of expenses to average net assets(e)
  With expense reimbursement (%)............................          2.03               2.41(f)
  Without expense reimbursement (%).........................          4.31               5.78(f)
Ratio of net investment income (loss) to average net assets
  (%)(a)....................................................           .62               (.04)(f)
Portfolio turnover rate (%).................................            30                 25

(a) Net investment income (loss) is    (b) Based on average shares            (c) Total return does not reflect a
net of expenses reimbursed by          outstanding.                           sales charge.
Manager.
(d) Total return represents            (e) Total expenses include fees        (f) Annualized
aggregate total return and does not    paid indirectly, if any, through an
reflect a sales charge.                expense offset arrangement.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              11

NOTES TO FINANCIAL STATEMENTS

Ivy Pan-Europe Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund earned foreign source dividends of $153,447. These dividends were subject to foreign withholding tax in the amount of $11,071. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may file their share of foreign taxes paid as either a tax credit or itemized deduction.

Pursuant to Code Section 852, the Fund designates $209,921 as long-term capital gain distributions for its taxable year ended December 31, 1999.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

DEFERRED ORGANIZATION EXPENSES -- Expenses incurred prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities", by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities and non-deductible organization expenses. As a result, Net investment loss and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in

[IVY LEAF LOGO]
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IVY PAN-EUROPE FUND
--------------------------------------------------------------------------------

12

amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

FEES PAID INDIRECTLY -- From January 1, 1999 though April 15, 1999, the Fund had an arrangement with its custodian whereby a percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out-of-pocket expenses. For the period from January 1, 1999 through April 15, 1999, custody fees were reduced by $6,652 under this arrangement.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of the Fund's average net assets.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations. At December 31, 1999, MIMI owned 8.7% of the Fund's shares outstanding.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1999, the net amount of underwriting discount retained by IMDI was $1,024.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $4,506, $32,101 and $6,009, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations. Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $5,627, $8,896, $2,211 and $407, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                             YEAR ENDED               YEAR ENDED
                         DECEMBER 31, 1999        DECEMBER 31, 1998
----------------------------------------------------------------------
       CLASS A          SHARES      AMOUNT       SHARES      AMOUNT
----------------------------------------------------------------------
Sold.................    50,233   $   596,501    252,535   $ 3,085,553
Issued on
 reinvestment of
 distributions.......     7,020        87,117         --            --
Repurchased..........   (80,556)     (945,943)  (141,799)   (1,706,702)
                       --------   -----------   --------   -----------
Net (decrease)/
 increase............   (23,303)  $  (262,325)   110,736   $ 1,378,851
                       ========   ===========   ========   ===========

                             YEAR ENDED               YEAR ENDED
                         DECEMBER 31, 1999        DECEMBER 31, 1998
----------------------------------------------------------------------
       CLASS B          SHARES      AMOUNT       SHARES      AMOUNT
----------------------------------------------------------------------
Sold.................    62,427   $   731,751    445,347   $ 5,372,927
Issued on
 reinvestment of
 distributions.......     8,866       109,062)        --            --
Repurchased..........  (147,401)   (1,711,788)  (129,254)   (1,559,162)
                       --------   -----------   --------   -----------
Net (decrease)/
 increase............   (76,108)  $  (870,975)   316,093   $ 3,813,765
                       ========   ===========   ========   ===========

                                                    FOR THE PERIOD
                                                   JANUARY 29, 1998
                             YEAR ENDED             (COMMENCEMENT)
                         DECEMBER 31, 1999       TO DECEMBER 31, 1998
----------------------------------------------------------------------
       CLASS C          SHARES      AMOUNT       SHARES      AMOUNT
----------------------------------------------------------------------
Sold.................    12,511   $   146,752    162,521   $ 1,904,211
Issued on
 reinvestment of
 distributions.......       769         9,521         --            --
Repurchased..........   (58,978)     (692,274)   (85,257)     (982,293)
                       --------   -----------   --------   -----------
Net (decrease)/
 increase............   (45,698)  $  (536,001)    77,264   $   921,918
                       ========   ===========   ========   ===========

                                                    FOR THE PERIOD
                                                    MARCH 23, 1998
                             YEAR ENDED             (COMMENCEMENT)
                         DECEMBER 31, 1999       TO DECEMBER 31, 1998
----------------------------------------------------------------------
    ADVISOR CLASS       SHARES      AMOUNT       SHARES      AMOUNT
----------------------------------------------------------------------
Sold.................    29,782   $   370,528      5,765   $    69,889
Issued on
 reinvestment of
 distributions.......     1,882        23,059         --            --
Repurchased..........    (2,147)      (26,802)       (41)         (446)
                       --------   -----------   --------   -----------
Net increase.........    29,517   $   366,785      5,724   $    69,443
                       ========   ===========   ========   ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              13

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
IVY PAN-EUROPE FUND (THE "FUND"):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 4, 2000

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY PAN-EUROPE FUND
--------------------------------------------------------------------------------

14

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

On September 30, 1999, a special shareholder meeting (the "Meeting") was held at the offices of Mackenzie Investment Management Inc., Boca Raton, Florida, for the following purposes (and with the following results):

PROPOSAL 1: With respect to Ivy Fund, to elect Trustees.

---------------------------------------------------
NOMINEE:                         FOR:     WITHHOLD:
---------------------------------------------------
James W. Broadfoot............  243,993     2,953
Keith J. Carlson..............  243,993     2,953
Stanley Channick..............  243,993     2,953
Roy J. Glauber................  243,993     2,953
Edward M. Tighe...............  243,993     2.953

The other Trustees of Ivy Fund previously elected by shareholders whose term of office continued after the meeting were John S. Anderegg, Jr., Paul H. Broyhill, Frank W. DeFriece, Jr., Joseph G. Rosenthal, Richard N. Silverman and J. Brendan Swan.

PROPOSAL 2: With respect to the Fund, to ratify or reject the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

----------------------------
 FOR:    AGAINST:   ABSTAIN:
----------------------------
245,170    880        896

PROPOSAL 3: With respect to the Fund, to approve or disapprove the revision of certain fundamental investment policies.

3.1 DIVERSIFICATION:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
179,304   1,522      3,053       63,067

3.2 BORROWING:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
176,346   3,533      4,000       63,067

3.3 SENIOR SECURITIES:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
178,634   1,047      4,198       63,067

3.4 UNDERWRITING:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
178,230   1,649      4,000       63,067

3.5 REAL ESTATE:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
179,238     641      4,000       63,067

3.6 COMMODITIES:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
178,438   1,243      4,198       63,067

3.7 LOANS:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
175,615   4,066      4,198       63,067

3.8 CONCENTRATION:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
178,832   1,047      4,000       63,067

3.9 OTHER POLICIES:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
175,140   2,124      6,615       63,067

---------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner (or other persons entitled to vote) nor has discretionary power to vote on a particular matter.

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

02IPEF123199

                               [IVY FUNDS LOGO]

                            IVY SOUTH AMERICA FUND

ANNUAL REPORT

This report and the financial statements continued herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.

Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111
December 31, 1999

Board of Trustees
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

Officers
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

Legal Counsel
Dechert Price & Rhoads
Boston, Massachusetts

Custodian
Brown Brothers Harriman & Co.
Boston, Massachusetts

Transfer Agent
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

Auditors
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

Distributor
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111


[MACKENZIE LOGO]

OVERVIEW

The Ivy South America Fund is managed using a combination of a top-down view of each country and a bottom-up analysis of specific investment opportunities. We believe that South American economies--like other emerging markets--tend to be more vulnerable to macrolevel risks than developed economies. Therefore, evaluating factors such as political and social stability, foreign trade relationships, central bank policy, and currency valuations are a critical part of each investment decision. Stock selection is based on a disciplined, value approach that pinpoints companies that appear to us to be undervalued relative to either their long-term growth prospects or underlying asset values. The Fund's holdings are concentrated in what we view as high-quality companies selected for both their defensive strengths and long-term prospects.

     For the 12 months ended December 31, 1999,the Ivy South America Fund returned 46.39% as compared to its benchmark, the Morgan Stanley Capital International Emerging Markets Free Latin America Index, which was up 58.89% for the same period.(For the Fund's total return with sales charge and performance commentary, please refer to page 3.)

MARKET COMMENTARY

South American equity markets performed quite well in 1999.We believe that as the extreme level of risk aversion following the Asian crisis began to subside and interest rates declined from crisis-level peaks, investors anticipated a recovery in economic growth in 2000, which drove stock prices higher.

     We believe the fundamentals governing South American economies improved substantially over the course of 1999. The devaluation of Brazil's currency, the real, was viewed by economists and investors alike as the final milestone of the emerging market crisis that, in our view, started with the devaluation of the Thai baht in 1997. Our research shows that although Brazil's devaluation had a negative impact on growth throughout the region in 1999, the downturn did not appear to be as sharp as market participants expected. Our research indicates that regional growth contracted by an estimated 0.2%, with accelerating global growth and improving commodity prices over the course of the year offsetting much of the negative impact of the Brazilian recession.

BRAZIL'S ECONOMY IMPROVES

The Fund's largest country allocation continues to be Brazil (57% of assets), which we believe offers the most attractive valuations and the best long-term growth potential in the region. In our opinion, over the course of 1999 significant improvements were made on the

[IVY LEAF LOGO]
-------------------------------------------------------------------------------
IVY SOUTH AMERICA FUND
-------------------------------------------------------------------------------

2

"South America's momentum toward free market policies continues to be strong. It is our view that free market reforms, such as privatization, deregulation, and trade liberalization, could continue to generate dramatic productivity gains and contribute to corporate earnings growth going forward."

fiscal front in Brazil, which has long been the economy's Achilles' heel. Progress toward International Monetary Fund performance criteria is ahead of schedule, and prospects for Social Security and tax reforms in 2000 may be quite good. If the Brazilian government meets fiscal targets, we believe country risk should continue to fall--and with it, interest rates should continue what our research shows is their long-term trend downward. We believe that the combination of falling rates and increased investor confidence could contribute quite significantly to rising prices.

CHILE CLIMBS BACK

We are also quite optimistic about prospects for Chile, as the economy appears to be recovering from and a difficult 1999 when a sharp decline in demand for Chilean exports from Asia and the drop in copper prices led the country into recession. This year, we expect the market may be among the best cyclical recovery stories in South America. In our view, Argentina should also benefit from improving commodity prices and a domestic cyclical recovery.

LOOKING AHEAD

We believe that the end of the regional recession is in sight and that economic growth may accelerate quite substantially in 2000. Currently, economists are estimating that regional growth will slightly exceed 3% in 2000,although upgrades to expectations may be likely.

     In our opinion, mounting evidence of a cyclical recovery and relative earnings strength should continue to drive markets higher as we move into 2000. In addition to accelerating domestic demand, we anticipate that improving commodity prices may provide an added boost to exports for the region, as primary materials make up a large portion of the output for economies in the region. Fund holdings, such as an iron ore exporter in Brazil, and copper companies in Chile and Argentina should benefit.

We believe the Fund is well positioned to provide investors with exposure to the long-term secular trends that may continue to improve prospects for sustainable growth in the region. Despite emerging market turmoil in 1998,and the Brazilian currency devaluation at the beginning of 1999,we believe South America's momentum toward free market policies continues to be strong. It is our view that free market reforms, such as privatization, deregulation, and trade liberalization, could continue to generate dramatic productivity gains and contribute to corporate earnings growth going forward.

     Overall, we are positive on prospects for South American equity markets in 2000. The combination of improved growth and lower rates, with attractive valuations, may already be attracting global portfolio flows back into the region after a two-year hiatus.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                             3

PERFORMANCE COMPARISON OF THE FUND SINCE INCEPTION (11/94) OF A $10,000
INVESTMENT

[CHART]


Ivy South America Fund
Performance Commentary

The Ivy South America Fund returned 46.39% for the 12-month period ending December 31,1999. This compares with the 58.89% rise in the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Latin America Index. We believe the Fund underperformed its benchmark index due to its lack of exposure to the Mexican market, the strongest performing Latin American market in 1999,and the largest country weight in the Index.

The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Latin America Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.



IVY SOUTH AMERICA FUND               Class A(1)                 Class B(2) &  C(3)                    Advisor Class(4)
AVERAGE ANNUAL TOTAL RETURN      ---------------------------------------------------------------------------------------
FOR PERIODS ENDING                  w/       w/o             w/                   w/o                   w/       w/o
DECEMBER 31,1999                  Reimb.    Reimb.         Reimb.                Reimb.               Reimb.    Reimb.
------------------------------------------------------------------------------------------------------------------------
                                                       w/         w/o          w/         w/o
                                                      CDSC       CDSC         CDSC       CDSC
                                                      ---------------------------------------
                                                        B:         B:          B:         B:
                                                     40.29%      45.29%      30.34%     35.34%
 1 year                                                 C:         C:          C:         C:
                                 37.97%     27.06%   44.59%      45.59%      39.25%     40.25%         n/a           n/a
------------------------------------------------------------------------------------------------------------------------
                                                        B:          B:         B:         B:
                                                      (.61)%      (.20)%     (4.99)%    (4.60)%
                                                        C:          C:         C:         C:
 5 year                           (.61)%    (5.22)%     n/a        n/a        n/a        n/a           n/a           n/a
------------------------------------------------------------------------------------------------------------------------
                                                        B:          B:         B:         B:
                                                     (3.74)%     (3.55)%     (8.17)%    (7.99)%
                                                        C:          C:         C:         C:
 Since Inception(5)              (3.90)%    (8.64)%   1.15%       1.15%      (1.50)%    (1.50)%        24.35%       22.31%
------------------------------------------------------------------------------------------------------------------------

(1)Class A performance figures include the maximum sales charge of 5.75%.
(2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4)Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5)Class A and Class B commenced operations November 1,1994.Class C commenced operations April 30,1996; Advisor Class commenced operations July 1,1999.

Total returns in some periods were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy South America Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

    [IVY LEAF LOGO]
--------------------------------------------------------------------------------
    IVY SOUTH AMERICA FUND
--------------------------------------------------------------------------------

4

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

--------------------------------------------------------------
     EQUITY SECURITIES -- 94.17%         SHARES       VALUE
--------------------------------------------------------------
ARGENTINA -- 15.33%
Banco de Galicia y Buenos Aires S.A.
  de C.V. ...........................      12,666   $   62,958
Banco Frances S.A. ..................       8,424       66,558
Bansud S.A.(a).......................       8,809       20,528
Inversiones y Representaciones S.A.
  (IRSA).............................      15,109       48,960
Perez Companc S.A. -- B..............      10,555       54,048
Quilmes Industrial S.A. ADR..........       2,830       33,783
Telecom Argentina S.A. Sponsored
  ADR................................       2,700       92,475
Telefonica de Argentina S.A. --
  Sponsored ADR......................       2,700       83,362
                                                    ----------
                                                       462,672
                                                    ----------
BRAZIL -- 56.77%
Banco Bradesco S.A. Preferred(a)(with
  560,772 rights(a)).................   8,636,032       70,473
Banco Itau S.A. .....................     970,000       83,830
Centrais Electricas Brasileiras S.A.
  (Electrobras) Preferred............   4,808,000      115,541
Companhia Brasileira de Distribuicao
  Grupo Pao de Acucar................   3,050,000      102,035
Companhia de Saneamento Basico do
  Estado de Sao Paulo (SABESP) (with
  1,278 rights(a))...................     320,030       37,856
Companhia Energetica de Minas Gerais
  (Cemig) Preferred..................   3,368,933       76,075
Companhia Paranaense de Energia
  (COPEL)............................   6,800,000       45,497
Companhia Siderurgica de Tubarao
  Preferred..........................   3,400,000       55,924
Companhia Vale do Rio Doce --
  Preferred A(a) (with 8,300
  nontradeable debentures(a))........       4,900      136,604
Embratel Participacoes S.A. ADR......       2,600       70,850
Gerdau S.A. .........................   2,200,000       58,879
Light Servicos de Eletricidade
  S.A. ..............................     230,153       25,537
Petroleo Brasileiro S.A.
  (Petrobras)........................     954,000      244,682
Rossi Residencial S.A. GDR...........      10,000       12,812
Tam -- Cia de Invetimentos em
  Transportes Preferred(a)...........   2,450,000       68,302
Tele Centro Oeste Celular
  Participacoes S.A. ................  11,400,000       24,154
Tele Centro Sul Participacoes S.A.
  ADR................................         520       47,190
Tele Norte Leste Participacoes S.A.
  ADR (Telemar)......................       2,600       66,300
Tele Sudeste Celular Participacoes
  S.A. ADR...........................         520       20,182
Telecomunicacoes de Minas Gerais
  (Telemig) -- Preferred B...........     582,043       22,684
Telecomunicacoes de Sao Paulo
  ADR(a).............................       2,600       63,537
Telecomunicacoes de Sao Paulo
  Rights(a)..........................   3,205,936       75,970
Telemig Celular Participacoes S.A.
  ADR................................         130        6,004
Telemig Celular S.A. Preferred
  C(a)...............................      11,317          208
Telesp Celular S.A. Preferred B......     673,807       53,724
Uniao de Bancos Brasileiros S.A
  (Unibanco) -- Units................   1,189,847       79,610
Usinas Siderurgicas de Minas Gerais
  S.A. (Usiminas) Preferred A........       9,010       49,232
                                                    ----------
                                                     1,713,692
                                                    ----------

--------------------------------------------------------------
--------------------------------------------------------------
          EQUITY SECURITIES              SHARES       VALUE
CHILE -- 12.17%
A.F.P. Provida S.A. -- Sponsored
  ADR................................       2,100   $   45,150
Antofagasta Holdings plc.............      11,700       81,745
Banco Santander Chile Sponsored
  ADR................................       1,000       15,250
Cristalerias de Chile Sponsored
  ADR................................       2,600       37,375
Empresa Nacional Electricidad S.A. --
  Sponsored ADR......................       2,793       39,626
Gener S.A. Sponsored ADR.............       1,728       26,784
Laboratorio Chile S.A. ADR...........       2,500       45,469
Madeco S.A. Sponsored ADR............       3,700       41,163
Sociedad Quimica y Minera de Chile
  S.A. Sponsored ADR.................       1,100       34,719
                                                    ----------
                                                       367,281
                                                    ----------
COLOMBIA -- 1.25%
Bancolombia S.A. Sponsored ADR.......       6,100       28,212
Cementos Diamante GDR 144A(a)........       8,300        9,597
                                                    ----------
                                                        37,809
                                                    ----------
MEXICO -- 1.84%
Panamerican Beverages Inc. ..........       2,700       55,519
                                                    ----------
PERU -- 4.93%
Banco Wiese ADR(a)...................       7,200        8,550
Credicorp Limited....................       5,273       63,276
Southern Peru Copper Corp. ..........       1,900       29,331
Telefonica del Peru S.A. -- Class
  B..................................      36,600       47,626
                                                    ----------
                                                       148,783
                                                    ----------
VENEZUELA -- 1.88%
Cia Anonima Nacional Telefonos de
  Venezuela ADR (CANTV)..............       2,300       56,637
                                                    ----------
TOTAL INVESTMENTS -- 94.17%
  (Cost -- $3,099,791)(b)............                2,842,393
OTHER ASSETS, LESS LIABILITIES -- 5.83%                175,978
                                                    ----------
NET ASSETS -- 100%...................               $3,018,371
                                                    ==========
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
(a) Non-income producing security
(b) Cost is approximately the same for Federal
    income tax purposes
OTHER INFORMATION:
At December 31, 1999, net unrealized depreciation based on
cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation................   $  577,546
    Gross unrealized depreciation................     (834,944)
                                                    ----------
        Net unrealized depreciation..............   $ (257,398)
                                                    ==========
Purchases and sales of securities other than short-term
obligations aggregated $68,853 and $908,216, respectively, for the period ended December 31, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investments, at value (identified cost -- $3,099,791).......  $2,842,393
Cash........................................................       6,762
Receivables
  Fund shares sold..........................................     158,627
  Dividends and interest....................................      14,257
  Manager for expense reimbursement.........................      13,180
Other assets................................................       5,431
                                                              ----------
  Total assets..............................................   3,040,650
                                                              ----------
LIABILITIES
Payables
  Management fee............................................       2,297
  12b-1 service and distribution fees.......................       1,308
  Other payables to related parties.........................       3,357
Accrued expenses............................................      15,317
                                                              ----------
  Total liabilities.........................................      22,279
                                                              ----------
NET ASSETS..................................................  $3,018,371
                                                              ==========
CLASS A
Net asset value and redemption price per share
  ($1,478,009/188,750 shares outstanding)...................  $     7.83
                                                              ==========
Maximum offering price per share ($7.83 x 100/94.25)*.......  $     8.31
                                                              ==========
CLASS B
Net asset value, offering price and redemption price** per
  share ($1,236,668/159,973 shares outstanding).............  $     7.73
                                                              ==========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($141,110/18,500 shares outstanding)................  $     7.63
                                                              ==========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($162,584/20,833 shares outstanding)................  $     7.80
                                                              ==========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $4,011,687
  Accumulated net realized loss on investments and foreign
    currency transactions...................................    (727,673)
  Accumulated net investment loss...........................      (8,513)
  Net unrealized depreciation on investments and foreign
    currency transactions...................................    (257,130)
                                                              ----------
NET ASSETS..................................................  $3,018,371
                                                              ==========

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY SOUTH AMERICA FUND
--------------------------------------------------------------------------------

6

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends, net of $10,778 foreign taxes withheld..........            $  90,376
  Interest..................................................                3,408
                                                                        ---------
                                                                           93,784
                                                                        ---------
EXPENSES
  Management fee............................................  $25,779
  Transfer agent............................................   16,948
  Administrative services fee...............................    2,578
  Custodian fees............................................   38,764
  Blue Sky fees.............................................   30,600
  Auditing and accounting fees..............................   19,036
  Shareholder reports.......................................    6,111
  Amortization of organization expenses.....................   10,280
  Fund accounting...........................................   20,026
  Trustees' fees............................................    9,240
  12b-1 service and distribution fees.......................   14,398
  Legal.....................................................   26,512
  Other.....................................................      376
                                                                        ---------
                                                                          220,648
Expenses reimbursed by Manager..............................             (155,981)
                                                                        ---------
  Net expenses..............................................               64,667
                                                                        ---------
NET INVESTMENT INCOME.......................................               29,117
                                                                        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................              (67,947)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................              995,732
                                                                        ---------
      Net gain on investment transactions...................              927,785
                                                                        ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $ 956,902
                                                                        =========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                              ------------------------
                                                                 1999         1998
                                                              ------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................  $   29,117   $    87,659
  Net realized loss on investments and foreign currency
    transactions............................................     (67,947)     (677,203)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................     995,732    (1,807,210)
                                                              ----------   -----------
      Net increase (decrease) resulting from operations.....     956,902    (2,396,754)
                                                              ----------   -----------
Class A distributions
  Dividends from net investment income......................     (58,620)           --
  Distributions from capital gains..........................          --       (44,650)
                                                              ----------   -----------
      Total distributions to Class A shareholders...........     (58,620)      (44,650)
                                                              ----------   -----------
Class B distributions
  Dividends from net investment income......................     (37,286)           --
  Distributions from capital gains..........................          --       (28,480)
                                                              ----------   -----------
      Total distributions to Class B shareholders...........     (37,286)      (28,480)
                                                              ----------   -----------
Class C distributions
  Dividends from net investment income......................     (11,584)           --
  Distributions from capital gains..........................          --        (4,060)
                                                              ----------   -----------
      Total distributions to Class C shareholders...........     (11,584)       (4,060)
                                                              ----------   -----------
Advisor Class distributions
  Dividends from net investment income......................      (7,352)           --
                                                              ----------   -----------
      Total distributions to Advisor Class shareholders.....      (7,352)           --
                                                              ----------   -----------
Fund share transactions (Note 5)
  Class A...................................................    (611,825)   (2,470,662)
  Class B...................................................     (59,625)   (1,266,307)
  Class C...................................................     (43,807)     (184,076)
  Advisor Class.............................................     133,814            --
                                                              ----------   -----------
      Net decrease resulting from Fund share transactions...    (581,443)   (3,921,045)
                                                              ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................     260,617    (6,394,989)
NET ASSETS
  Beginning of period.......................................   2,757,754     9,152,743
                                                              ----------   -----------
  END OF PERIOD.............................................  $3,018,371   $ 2,757,754
                                                              ==========   ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $       --   $    76,439
                                                              ==========   ===========

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
8

                          CLASS A                                       for the year ended December 31,
-----------------------------------------------------------------------------------------------------------------
                                                                1999      1998      1997     1996     1995
SELECTED PER SHARE DATA                                       ---------------------------------------------------
Net asset value, beginning of period........................   $ 5.58    $  8.96   $ 8.51   $ 6.88   $  8.37
                                                              -------------------------------------------------
  Income (loss) from investment operations
  Net investment income(a)..................................      .12        .21      .06      .01       .01
  Net gains or losses on securities (both realized and
    unrealized).............................................     2.45      (3.44)     .53     1.66     (1.45)
                                                              -------------------------------------------------
  Total from investment operations..........................     2.57      (3.23)     .59     1.67     (1.44)
                                                              -------------------------------------------------
  Less distributions
  Dividends from net investment income......................      .32         --      .04       --        --
  Distributions from capital gains..........................       --        .15      .10      .04        --
  Returns of capital........................................       --         --       --       --       .05
                                                              -------------------------------------------------
    Total distributions.....................................      .32        .15      .14      .04       .05
                                                              -------------------------------------------------
Net asset value, end of period..............................   $ 7.83    $  5.58   $ 8.96   $ 8.51   $  6.88
                                                              =================================================
Total return (%)(b).........................................    46.39     (36.07)    7.03    24.22    (17.28)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................   $1,478    $ 1,638   $5,671   $4,016   $ 2,015
Ratio of expenses to average net assets(c)
  With expense reimbursement (%)............................     2.20       2.38     2.45     2.55      2.61
  Without expense reimbursement (%).........................     8.25       5.09     3.18     4.89      9.26
Ratio of net investment income to average net assets
  (%)(a)....................................................     1.44       1.96      .65      .24       .22
Portfolio turnover rate (%).................................        3         26       10       20        45

--------------------------------------------------------------------------------

                          CLASS B                                       for the year ended December 31,
-----------------------------------------------------------------------------------------------------------------
                                                                1999      1998      1997     1996     1995
SELECTED PER SHARE DATA                                       ---------------------------------------------------
Net asset value, beginning of period........................   $ 5.52    $  8.94   $ 8.48   $ 6.88   $  8.37
                                                              -------------------------------------------------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................      .05        .12     (.01)    (.03)     (.02)
  Net gains or losses on securities (both realized and
    unrealized).............................................     2.44      (3.39)     .53     1.63     (1.47)
                                                              -------------------------------------------------
  Total from investment operations..........................     2.49      (3.27)     .52     1.60     (1.49)
                                                              -------------------------------------------------
  Less distributions
  Dividends from net investment income......................      .28         --       --       --        --
  Distributions from capital gains..........................       --        .15      .06       --        --
                                                              -------------------------------------------------
    Total distributions.....................................      .28        .15      .06       --        --
                                                              -------------------------------------------------
Net asset value, end of period..............................   $ 7.73    $  5.52   $ 8.94   $ 8.48   $  6.88
                                                              =================================================
Total return (%)(b).........................................    45.29     (36.59)    6.18    23.26    (17.90)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................   $1,237    $   972   $3,028   $2,025   $   684
Ratio of expenses to average net assets(c)
  With expense reimbursement (%)............................     2.98       3.18     3.23     3.33      3.36
  Without expense reimbursement (%).........................     9.03       5.89     3.96     5.67     10.01
Ratio of net investment income (loss) to average net assets
  (%)(a)....................................................      .66       1.16     (.13)    (.54)     (.53)
Portfolio turnover rate (%).................................        3         26       10       20        45

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                                               9

                                                                                                   for the period
                                                                                                   April 30, 1996
                                                                                                   (commencement)
                          CLASS C                              for the year ended December 31,     to December 31,
----------------------------------------------------------------------------------------------------------------------
                                                                 1999        1998        1997           1996
SELECTED PER SHARE DATA                                       --------------------------------------------------------
Net asset value, beginning of period........................    $ 5.48      $  8.89     $  8.46        $ 7.96
                                                              --------------------------------------------------------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................       .03          .12        (.02)         (.02)
  Net gains or losses on securities (both realized and
    unrealized).............................................      2.45        (3.38)        .53           .55
                                                              --------------------------------------------------------
  Total from investment operations..........................      2.48        (3.26)        .51           .53
                                                              --------------------------------------------------------
  Less distributions
  Dividends from net investment income......................       .33           --          --            --
  Distributions from capital gains..........................        --          .15         .08           .03
                                                              --------------------------------------------------------
    Total distributions.....................................       .33          .15         .08           .03
                                                              --------------------------------------------------------
Net asset value, end of period..............................    $ 7.63      $  5.48     $  8.89        $ 8.46
                                                              ========================================================
Total return (%)............................................     45.59(b)    (36.69)(b)    6.06(b)       6.66(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands){...................    $  141      $   148     $   453        $  111
Ratio of expenses to average net assets(c)
  With expense reimbursement (%)............................      2.94         3.21        3.30          3.46(e)
  Without expense reimbursement (%).........................      8.99         5.92        4.03          5.80(e)
Ratio of net investment income (loss) to average net assets
  (%)(a)....................................................       .70         1.13        (.20)         (.68)(e)
Portfolio turnover rate (%).................................         3           26          10            20

--------------------------------------------------------------------------------

                                                               for the period
                                                                July 1, 1999
                                                               (commencement)
                       ADVISOR CLASS                          to December 31,
----------------------------------------------------------------------------------
                                                                    1999
SELECTED PER SHARE DATA                                       --------------------
Net asset value, beginning of period........................       $ 6.60
                                                              --------------------
  Income from investment operations
  Net investment income(a)..................................          .04
  Net gains on securities (both realized and unrealized)....         1.55
                                                              --------------------
  Total from investment operations..........................         1.59
                                                              --------------------
  Less distributions
  Dividends from net investment income......................          .39
                                                              --------------------
    Total distributions.....................................          .39
                                                              --------------------
Net asset value, end of period..............................       $ 7.80
                                                              ====================

Total return (%)(d).........................................        24.35
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................       $  163
Ratio of expenses to average net assets(e)
  With expense reimbursement (%)............................         1.43
  Without expense reimbursement (%).........................         7.48
Ratio of net investment income (loss) to average net assets
  (%)(a)(e).................................................         2.21
Portfolio turnover rate (%).................................            3

(a) Net investment       (b) Total return        (c) From 1995 to        (d) Total return        (e) Annualized
income (loss) is net     does not reflect a      1998, total expenses    represents aggregate
of expenses              sales charge.           included fees paid      total return and
reimbursed by                                    indirectly, through     does not reflect a
Manager.                                         an expense offset       sales charge.
                                                 arrangement.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY SOUTH AMERICA FUND
--------------------------------------------------------------------------------

10

NOTES TO FINANCIAL STATEMENTS

Ivy South America Fund (the "Fund"), is a non-diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund earned foreign source dividends of $101,154. These dividends were subject to foreign withholding tax in the amount of $10,778. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

The Fund has a net tax-basis capital loss carryover of approximately $709,000 as of December 31, 1999, which may be applied against any realized net taxable capital gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires $529,000 in 2006 and $180,000 in 2007.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

DEFERRED ORGANIZATION EXPENSES -- Expenses incurred prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities," by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              11

which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of its average net assets.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1999, the net amount of underwriting discount retained by IMDI was $210.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $3,682, $9,447 and $1,269, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $9,631, $6,454, $819 and $44, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. CONCENTRATION OF CREDIT RISK

The Fund primarily invests in equity securities of companies in South America. Therefore, the Fund is more susceptible to factors adversely affecting securities in South America than is an equity fund that is not concentrated in such securities to the same extent.

5. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                             YEAR ENDED               YEAR ENDED
                         DECEMBER 31, 1999        DECEMBER 31, 1998
----------------------------------------------------------------------
       CLASS A          SHARES      AMOUNT       SHARES      AMOUNT
----------------------------------------------------------------------
Sold.................    66,279   $   407,015    131,225   $ 1,039,478
Issued on
 reinvestment of
 distributions.......     6,707        50,105      6,020        34,396
Repurchased..........  (177,951)   (1,068,945)  (476,199)   (3,544,536)
                       --------   -----------   --------   -----------
Net decrease.........  (104,965)  $  (611,825)  (338,954)  $(2,470,662)
                       ========   ===========   ========   ===========

                             YEAR ENDED               YEAR ENDED
                         DECEMBER 31, 1999        DECEMBER 31, 1998
----------------------------------------------------------------------
       CLASS B          SHARES      AMOUNT       SHARES      AMOUNT
----------------------------------------------------------------------
Sold.................    60,567   $   400,074     27,768   $   209,828
Issued on
 reinvestment of
 distributions.......     3,330        24,579      3,019        16,992
Repurchased..........   (80,045)     (484,278)  (193,307)   (1,493,127)
                       --------   -----------   --------   -----------
Net decrease.........   (16,148)  $   (59,625)  (162,520)  $(1,266,307)
                       ========   ===========   ========   ===========

                             YEAR ENDED               YEAR ENDED
                         DECEMBER 31, 1999        DECEMBER 31, 1998
----------------------------------------------------------------------
       CLASS C          SHARES      AMOUNT       SHARES      AMOUNT
----------------------------------------------------------------------
Sold.................    48,657   $   323,014      3,891   $    32,908
Issued on
 reinvestment of
 distributions.......       952         6,929        161           902
Repurchased..........   (58,075)     (373,750)   (28,074)     (217,886)
                       --------   -----------   --------   -----------
Net decrease.........    (8,466)  $   (43,807)   (24,022)  $  (184,076)
                       ========   ===========   ========   ===========

                           FOR THE PERIOD
                            JULY 1, 1999
                           (COMMENCEMENT)
                        TO DECEMBER 31, 1999
---------------------------------------------
    ADVISOR CLASS       SHARES      AMOUNT
---------------------------------------------
Sold.................    19,933   $   127,043
Issued on
 reinvestment of
 distributions.......       987         7,352
Repurchased..........       (87)         (581)
                       --------   -----------
Net increase.........    20,833   $   133,814
                       ========   ===========

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY SOUTH AMERICA FUND
--------------------------------------------------------------------------------

12

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
IVY SOUTH AMERICA FUND (THE "FUND"):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 4, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              13

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

On September 30, 1999, a special shareholder meeting (the "Meeting") was held at the offices of Mackenzie Investment Management Inc., Boca Raton, Florida, for the following purposes (and with the following results):

PROPOSAL 1: With respect to Ivy Fund, to elect Trustees.

---------------------------------------------------
NOMINEE:                         FOR:     WITHHOLD:
---------------------------------------------------
James W. Broadfoot............  245,505    18,367
Keith J. Carlson..............  245,505    18,367
Stanley Channick..............  245,505    18,367
Roy J. Glauber................  245,505    18,367
Edward M. Tighe...............  245,505    18,367

The other Trustees of Ivy Fund previously elected by shareholders whose term of office continued after the meeting were John S. Anderegg, Jr., Paul H. Broyhill, Frank W. DeFriece, Jr., Joseph G. Rosenthal, Richard N. Silverman and J. Brendan Swan.

PROPOSAL 2: With respect to the Fund, to ratify or reject the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

----------------------------
 FOR:    AGAINST:   ABSTAIN:
----------------------------
253,976   1,828      8,068

PROPOSAL 3: With respect to the Fund, to approve or disapprove the revision of certain fundamental investment policies.

3.1 DIVERSIFICATION:  Not applicable.

3.2 BORROWING:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
197,393   5,711      11,011      49,757

3.3 SENIOR SECURITIES:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
199,909   3,304      10,902      49,757

3.4 UNDERWRITING:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
198,575   4,529      11,011      49,757

3.5 REAL ESTATE:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
200,917   3,036      10,162      49,757

3.6 COMMODITIES:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
197,991   5,222      10,902      49,757

3.7 LOANS:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
198,263   4,950      10,902      49,757

3.8 CONCENTRATION:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
199,905   3,036      11,174      49,757

3.9 OTHER POLICIES:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
197,372   5,732      11,011      49,757

---------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner (or other persons entitled to vote) nor has discretionary power to vote on a particular matter.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

02ISAF123199

                                [IVY FUNDS LOGO]

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800 456 5111

December 31, 1999

Board of Trustees

John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

Officers

Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

Legal Counsel

Dechert Price & Rhoads
Boston, Massachusetts

Custodian

Brown Brothers Harriman & Co.
Boston, Massachusetts

Transfer Agent

Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

Auditors

PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

Distributor
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111

[Mackenzie Logo]

                     IVY INTERNATIONAL SMALL COMPANIES FUND

Overview

The goal of the Ivy International Small Companies Fund is to provide investors with access to investment opportunities in foreign stock markets, focusing on issuers whose market capitalization is less than $1 billion and that are diversified across a wide range of geographic, economic and industry sectors. Countries are selected on the basis of a mix of factors that include long-term economic growth prospects, anticipated inflation levels and the effect of applicable government policies on local business conditions. The Fund is co-managed by Ivy's international investment team and Henderson Investors of London, England. Each management team is responsible for 50% of the portfolio and applies its own distinct investment style.

         As a result of outperformance by large-cap stocks over the past few years, we believe many investors have overlooked the opportunity that international small-cap stocks currently offer relative to their larger-stock counterparts. History has shown that, in many cases, successful small companies can respond more quickly to change, and may be in a better position to find and exploit market niches in today's dynamic environment. We believe that while many of the world's large companies are restructuring to compete more effectively in the global economy, smaller, more flexible companies are better poised to capitalize on evolving opportunities.

         For the 12 months ended December 31, 1999, the Ivy International Small Companies Fund was up 39.45%, as compared to the HSBC James Capel World (Excluding-US) Small Company Index, which returned 33.61% for the same period. (For the Fund's total return with sales charge and performance commentary, please refer to page 4.)

Market Commentary

Ivy Management, Inc.

The portion of the Fund managed by Ivy Management, Inc. employs a disciplined, value-driven investment style that focuses on a company's long-term earnings capacity. The management team believes that less liquid, smaller companies often offer better fundamental value on a number of measures than larger-cap stocks. Opportunities are evaluated on a variety of measures--the result of which is that stocks are purchased at what the management team believes to be a discount to their fair value. In addition to traditional measures, such as price to earnings and price to cash flow ratios, the team focuses on asset values, such as replacement cost and breakup value, when appropriate. While quantitative factors are paramount, qualitative factors, such as political and social stability, foreign trade relationships, central bank policy, and currency valuations, are also critical parts of the investment decision. The management team's research shows

2

that current valuations in the Ivy International Small Companies Fund are, on average about half those of broader indices; and, in many cases, companies in the Fund boast higher growth rates. The team believes that if investors start looking deeper for value, international small caps may be due for a period of substantial outperformance.

      Ivy's management team believes the popularity of technology stocks in 1999 that was pervasive in US equity markets is spreading world-wide. It seemed as though any company interested in becoming an Internet player was awarded unusually high valuations based on future cash flows. Because Ivy utilizes a disciplined, value philosophy, this technology mania was approached with skepticism. While the Internet is that current valuations in the Ivy International Small Companies Fund are, on average, about undeniably changing the way business is conducted around the globe, in the opinion of the Ivy international management team, the absence of profits by these companies and the presence of speculation calls for caution on the part of investors.

"As part of a long-term strategy, we believe that experienced investors are aware that international exposure is an important piece of a well-diversified and balanced portfolio."

Values in Europe.

While the introduction of the euro went smoothly, Ivy's research concluded that the currency began to weaken immediately--losing nearly 16% of its value relative to the dollar and even more relative to the yen, which should result in a sizable pickup in export growth in 2000. Ivy's research shows unemployment dipped below 10% throughout Europe for the first time in seven years, sparking consumer sentiment. Ivy's management team expects the euro to gain strength if economic growth on the Continent continues to accelerate, which may provide incremental returns for US dollar-based investors in the coming year.

         Interest rates ended 1999 where they began--although concerns about an increase throughout the year put severe pressure on rate-sensitive sectors, particularly financial stocks. Going forward, Ivy expects interest rates and inflation to remain relatively low throughout Europe.

         The Ivy team also remains optimistic for the prospects for Central and Eastern Europe, particularly the Czech Republic and Hungary. The management team believes that countries in this region are on track to join the Economic and Monetary Union (EMU) by 2003, which should provide a boost to economic activity as direct investment into Central and Eastern Europe would result in further economic integration with the West.

         Ivy continues to believe that some of the most attractive values can be found in European consumer companies, many of which are overlooked by investors who are focusing their attention on technology-related companies. During the year, holdings in retailers from Germany and the United Kingdom were added to the portfolio. Ivy's management team believes that the strength in the European economic cycle should support consumer confidence and improve sentiment toward the retail sector.

         Europe's economic recovery is leading Ivy's management team towards more economically sensitive stocks. As economists upgrade European growth forecasts, Ivy believes that companies that are most sensitive to economic growth should provide the best chance for positive earnings surprises. The Fund remains overweight in cyclicals such as paper and construction, as well as capital goods producers.

Asia recovers.

          Ivy's research shows that Japan experienced a rapidly expanding economy in the first half of 1999, although momentum slowed during the second half of the year. Overall, Ivy's research also indicates that the economies in Asia staged a recovery in 1999 as well. In less than two years, industrial production in the crisis economies in Asia are back to their precrisis levels. Ivy believes a combination of looser monetary conditions and a strong recovery in exports aided in the first stage of economic growth throughout Asia. Ivy's management team expects that the second phase of the recovery to be driven by domestic demand, as Asia's economic statistics indicate that domestic conditions are improving across the region.

Henderson Investors.

Henderson Investors manages 50% of the assets of the Ivy International Small Companies Fund. Henderson's management team believes that investing in companies with an orientation toward strong growth characteristics could benefit the Fund.

         Henderson initially began managing 50% of the Fund's assets in February 1999 with allocations in the United Kingdom and Europe. Henderson believes the year was characterized by growing confidence about global economic growth. According to Henderson, the expansion of the US economy continued with few apparent signs of inflation. At the same time, Japan appeared to be on the road to recovery, and evidence from Europe suggested stronger economic growth. Henderson believes this stronger growth led to higher interest rates. In the US, the Federal Funds rate rose by 75 basis points, while the Bank of England and the European Central Bank (ECB) both raised interest rates by 50 basis points. These interest rate hikes did little more than reverse the easing undertaken over the previous months in the face of global financial crisis.

         Henderson believes that the main currency stories concerned the yen, which strengthened against the dollar, as well as the euro, which weakened against the dollar. Henderson believes that in Europe net exports and investment drove economic growth with no apparent signs of inflation. Interest rates ended the year unchanged, after a 50 basis point reduction by the ECB in April was reversed in November. In local currency terms, European equities performed well. However, according to Henderson, returns for US-dollar investors were depressed by currency weakness with smaller-company shares slightly underperforming larger companies. The allocation to Europe (65% of the assets managed by Henderson) changed little during the year. Of that, approximately half is invested in technology-oriented companies, and much of the remainder is invested in service and consumer-related areas.

         Henderson's management team believes that in the UK, strong consumption helped boost economic growth. The Bank of England cut interest rates by 125 basis points in the first half of the year. However, with indications of a tighter labor market and concerns about the future path of inflation, these cuts were partially reversed with two 25-basis point rises in September and November. According to Henderson, smaller companies experienced strong performance in the first half of the year, helped by corporate activity. Weakness during the summer months was offset by the strength in technology stocks during the final quarter of the year. Henderson's allocation to the UK has remained around 30% during the year, with 48% in software and computer services and the remainder in media and other service sectors.

         Henderson believes that following very strong performance in 1999, the Fund begins 2000 in a good position to take advantage of the global recovery, which Henderson believes is likely to continue into the new year. Henderson's orientation towards stocks with strong growth characteristics should benefit the Fund. Going forward, the most likely changes Henderson will make to its asset allocation will be a reduction in European companies in favor of some initial investments in the Far East.

4
                    Performance Comparison of the Fund Since
                    Inception (1/97) of a $10,000 Investment


                                    [CHART]


Ivy International Small Companies Fund
Performance Commentary

For the 12 months ended December 31, 1999, the Ivy International Small Companies Fund returned 39.45%. This compares favorably to the HSBC James Capel World (Excluding-US) Small Company Index, which returned 33.61% for the same period. Contributing to this outperformance was the Fund's allocation to the Asian countries that performed well as the region recovered from the financial crisis of 1997 and 1998, its allocation to technology stocks, which performed very well in 1999, as well as the positive performance of the Fund's European holdings. During this period, the Fund participated in Initial Public Offering (IPO) securities, which also contributed favorably to the Fund's performance. The availability of IPOs is limited and as the Fund's assets increase, IPOs will likely become a smaller component of the overall Fund performance. Future performance of the Fund, therefore, may be lower than during this past 12-month period.

The HSBC James Capel World (Excluding-US) Small Company Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

IVY INTERNATIONAL SMALL                Class A(1)             Class B(2) & C(3)              Advisor Class(4)      Class 1(5)
                                    ----------------------------------------------------------------------------------------------
COMPANIES FUND
AVERAGE ANNUAL TOTAL RETURN           w/      w/o            w/                w/o             w/         w/o       w/       w/o
FOR PERIODS ENDING                  Reimb.   Reimb.        Reimb.             Reimb.          Reimb.     Reimb.    Reimb.   Reimb.
DECEMBER 31, 1999                   ----------------------------------------------------------------------------------------------
                                                      w/        w/o       w/      w/o
                                                      CDSC      CDSC      CDSC    CDSC
                                                      ----      ----      ----    ----
                                                       B:        B:        B:        B:
                                                     33.24%    38.24%    24.70%    29.70%
                                                       C:        C:        C:        C:
1 year                             31.43%   22.96%   37.36%    38.36%    28.61%    29.61%      n/a        n/a       n/a       n/a
                                   -----    -----    -----     -----     -----     -----     -----       -----     -----     -----
                                                       B:        B:        B:        B:
                                                      6.98%     7.84%     2.85%     3.69%
                                                       C:        C:        C:        C:
Since Inception(6)                  6.58%    2.19%    7.92%     7.92%     3.28%     3.28%    25.87%      23.79%     n/a       n/a
                                   -----    -----    -----     -----     -----     -----     -----       -----     -----     -----

(1)      Class A performance figures include the maximum sales charge of 5.75%.
(2) Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3) Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4) Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5) Class I shares are not subject to an initial sales charge or a CDSC. There were no Class I shares outstanding.
(6) Class A, Class B and Class C commenced operations January 1, 1997; Advisor Class commenced operations July 1, 1999.

         Total returns were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

         All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Small Companies Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

--------------------------------------------------------------
     EQUITY SECURITIES -- 88.17%         SHARES       VALUE
--------------------------------------------------------------
ASIA/PACIFIC -- 8.93%
-------------------------------------
HONG KONG -- 3.32%
China Hong Kong Photo Products
  Holdings, Ltd. .....................    220,000   $   28,301
Jardine International Motor Holdings
  Ltd. ...............................     48,000       24,082
Orient Overseas International Ltd. ...     80,000       31,131
VTech Holdings Limited................     13,000       42,310
                                                    ----------
                                                       125,824
                                                    ----------
MALAYSIA -- 1.09%
Berjaya Sports Toto Berhad............     20,000       41,486
                                                    ----------
NEW ZEALAND -- 2.56%
Fletcher Challenge Building...........     13,000       19,118
Tourism Holdings Limited..............     41,845       78,123
                                                    ----------
                                                        97,241
                                                    ----------
PHILIPPINES -- 0.93%
Universal Robina Corporation..........    198,000       35,375
                                                    ----------
SINGAPORE -- 1.03%
Clipsal Industries Limited............     12,000       13,253
Elec & Eltek International Co.
  Ltd. ...............................      8,000       25,920
                                                    ----------
                                                        39,173
                                                    ----------
EUROPE -- 77.23%
-------------------------------------
AUSTRIA -- 0.91%
Mayr-Melnhof Karton AG................        750       34,579
                                                    ----------
CZECH REPUBLIC -- 0.61%
Inzenyrske a Prumyslove Stavby
  (IPS)...............................      5,500       23,187
                                                    ----------
DENMARK -- 1.23%
Jyske Bank A/S........................      1,500       30,104
Sydbank A/S...........................        400       16,432
                                                    ----------
                                                        46,536
                                                    ----------
FINLAND -- 4.57%
F-Secure Oyj(a).......................      2,500       72,667
Metso Oyj(a)..........................      3,770       48,745
Rapala Normark Oyj....................      5,102       24,546
YIT-Yhtyma Oyj........................      2,500       27,313
                                                    ----------
                                                       173,271
                                                    ----------
FRANCE -- 7.79%
Assurances Banque Populaire...........        291       28,525
Bongrain S.A. ........................         75       24,754
Bull S.A.(a)..........................      5,000       40,042
Consodata SA(a).......................      2,000       90,207
Etam Developpement S.A. ..............      1,636       41,814
MGI Coutier...........................        700       22,501
Scor S.A. ............................        510       22,389
Unibail...............................        200       25,118
                                                    ----------
                                                       295,350
                                                    ----------
GERMANY -- 17.76%
BERU AG...............................      2,500       73,419
Dyckerhoff AG.........................      1,150       34,579
Escada AG Preferred...................        200       22,652
GFK AG(a).............................      1,500       61,641
Intershop Communications AG(a)........        359      100,391
Merck KGaA............................        640       19,886
Nemetschek AG(a)......................        400       21,650
SinnerSchrader AG(a)..................      2,550      121,404

--------------------------------------------------------------
--------------------------------------------------------------
          EQUITY SECURITIES              SHARES       VALUE
Telegate AG(a)........................      1,600   $   92,693
Wanderer-Werke AG(a)..................        390       35,963
Zapf Creation AG(a)...................      2,700       89,305
                                                    ----------
                                                       673,583
                                                    ----------
HUNGARY -- 1.53%
Danubius Hotel & Spa Rt...............      1,200       21,731
Pick Szeged Rt........................        775       36,154
                                                    ----------
                                                        57,885
                                                    ----------
IRELAND -- 1.98%
Ryanair Holdings plc(a)...............      6,897       75,005
                                                    ----------
ITALY -- 0.95%
Banca Popolare di Milano..............      4,650       36,027
                                                    ----------
NETHERLANDS -- 4.96%
Athlon Groep NV.......................      1,577       34,063
Beter Bed Holding NV..................      1,015       26,959
Devote NV(a)..........................      3,200       84,193
Samas Groep NV........................      3,448       42,854
                                                    ----------
                                                       188,069
                                                    ----------
NORWAY -- 2.99%
Ekornes ASA...........................      4,354       43,610
Tandberg Television ASA(a)............      5,059       69,869
                                                    ----------
                                                       113,479
                                                    ----------
PORTUGAL -- 2.72%
Companhia de Seguros Mundial
  Confianca S.A.(a)...................        750       38,842
Lusomundo-SGPS S.A.(a)................      2,010       28,205
SIVA-SGPS S.A. .......................      2,593       36,282
                                                    ----------
                                                       103,329
                                                    ----------
SPAIN -- 1.01%
Bodegas y Bebidas S.A. ...............      1,500       13,862
Enaco, S.A.(a)........................      5,000       24,556
                                                    ----------
                                                        38,418
                                                    ----------
SWEDEN -- 1.29%
Finnveden AB..........................      3,400       48,753
                                                    ----------
SWITZERLAND -- 4.84%
Swisslog Holding AG...................        500      145,246
Zehnder Holding AG -- Class B.........         70       38,482
                                                    ----------
                                                       183,728
                                                    ----------
UNITED KINGDOM -- 22.09%
Admiral plc...........................      1,900       47,158
Care U.K. plc.........................      5,455       19,034
Corporate Services Group plc..........     13,275       21,930
DIAGONAL plc..........................      9,600       58,408
Druid Group plc.......................      1,850       57,397
F.I. Group plc........................      7,400       91,536
Fitness First plc(a)..................      6,000       93,801
House of Fraser plc...................     17,400       20,752
Informa Group plc.....................      9,000       88,265
Jarvis Hotels plc.....................      8,370       15,851
Johnson Service Group plc.............      9,000       44,459
Luminar plc...........................      4,560       64,674
Nycomed Amersham plc..................      2,650       16,453
RM plc................................      4,500       62,191
Taylor Nelson Sofres plc..............     17,500       77,140
Waterford Wedgwood plc................     58,100       58,993
                                                    ----------
                                                       838,042
                                                    ----------

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

6

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

--------------------------------------------------------------
          EQUITY SECURITIES              SHARES       VALUE
--------------------------------------------------------------
SOUTH AMERICA -- 2.01%
-------------------------------------
BRAZIL -- 1.33%
Rossi Residencial S.A. GDR............      7,600   $    9,737
Tam-cia De Invetimentos em Transportes
  Preferred(a)........................    710,000       19,794
Tele Centro Oeste Celular
  Participacoes S.A. .................  9,900,000       20,976
                                                    ----------
                                                        50,507
                                                    ----------
CHILE -- 0.68%
A.F.P. Provida S.A. -- Sponsored
  ADR.................................        800       17,200
Cristalerias de Chile Sponsored ADR...        600        8,625
                                                    ----------
                                                        25,825
                                                    ----------
TOTAL INVESTMENTS -- 88.17%
  (Cost -- $2,536,191)(b).............               3,344,672
OTHER ASSETS, LESS LIABILITIES -- 11.83%               448,947
                                                    ----------
NET ASSETS -- 100%....................              $3,793,619
                                                    ==========

--------------------------------------------------------------
--------------------------------------------------------------
          EQUITY SECURITIES              SHARES       VALUE
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
(a) Non-income producing security
(b) Cost is approximately the same for Federal
    income tax purposes.
OTHER INFORMATION:
At December 31, 1999, net unrealized appreciation based on
cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation................   $1,040,325
    Gross unrealized depreciation................     (231,844)
                                                    ----------
        Net unrealized appreciation..............   $  808,481
                                                    ==========
Purchases and sales of securities other than short-term
obligations aggregated $2,595,242 and $3,304,135,
respectively, for the period ended December 31, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investments, at value (identified cost -- $2,536,191).......  $3,344,672
Cash........................................................     421,932
Receivables
  Fund shares sold..........................................      46,687
  Dividends and interest....................................       4,654
  Manager for expense reimbursement.........................       6,877
Deferred organization expenses..............................      19,258
Other assets................................................       5,661
                                                              ----------
         Total assets.......................................   3,849,741
                                                              ----------
LIABILITIES
Payables
  Fund shares repurchased...................................      29,978
  Management fee............................................       2,948
  12b-1 service and distribution fees.......................       2,078
  Other payables to related parties.........................       2,958
Accrued expenses............................................      18,160
                                                              ----------
  Total liabilities.........................................      56,122
                                                              ----------
NET ASSETS..................................................  $3,793,619
                                                              ==========
CLASS A
Net asset value and redemption price per share
  ($1,069,245/85,911 shares outstanding)....................  $    12.45
                                                              ==========
Maximum offering price per share ($12.45 x 100/94.25)*......  $    13.21
                                                              ==========
CLASS B
Net asset value, offering price and redemption price** per
  share ($1,237,634/100,618 shares outstanding).............  $    12.30
                                                              ==========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($1,196,222/96,600 shares outstanding)..............  $    12.38
                                                              ==========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($290,518/23,286 shares outstanding)................  $    12.48
                                                              ==========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $3,234,250
  Accumulated net realized loss on investments and foreign
    currency transactions...................................    (274,223)
  Undistributed net investment income.......................      24,503
  Net unrealized appreciation on investments and foreign
    currency transactions...................................     809,089
                                                              ----------
NET ASSETS..................................................  $3,793,619
                                                              ==========

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

8

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends, net of $5,926 foreign taxes withheld...........            $   47,616
  Interest..................................................                 2,517
                                                                        ----------
                                                                            50,133
                                                                        ----------
EXPENSES
  Management fee............................................  $28,729
  Transfer agent............................................   10,849
  Administrative services fee...............................    2,857
  Custodian fees............................................   57,216
  Blue Sky fees.............................................   32,094
  Auditing and accounting fees..............................   20,229
  Shareholder reports.......................................   11,598
  Amortization of organization expenses.....................    9,954
  Fund accounting...........................................   20,669
  Trustees' fees............................................    9,240
  12b-1 service and distribution fees.......................   21,319
  Legal.....................................................   33,569
  Other.....................................................    1,357
                                                                        ----------
                                                                           259,680
  Expenses reimbursed by Manager............................              (178,983)
  Fees paid indirectly......................................                (3,356)
                                                                        ----------
      Net expenses..........................................                77,341
                                                                        ----------
NET INVESTMENT LOSS.........................................               (27,208)
                                                                        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................               (51,710)
  Net change in unrealized depreciation on investments and
    foreign currency transactions,
    net of taxes of $1,672..................................             1,075,611
                                                                        ----------
      Net gain on investment transactions...................             1,023,901
                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $  996,693
                                                                        ==========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               9

STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  1999           1998
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment loss.......................................   $  (27,208)    $   (4,366)
  Net realized loss on investments and foreign currency
    transactions............................................      (51,710)      (147,128)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................    1,075,611        331,298
                                                               ----------     ----------
      Net increase resulting from operations................      996,693        179,804
                                                               ----------     ----------
Class A distributions
  Dividends in excess of net investment income..............           --        (15,583)
  Distributions from capital gains..........................       (2,645)          (858)
                                                               ----------     ----------
      Total distributions to Class A shareholders...........       (2,645)       (16,441)
                                                               ----------     ----------
Class B distributions
  Dividends in excess of net investment income..............           --         (9,725)
  Distributions from capital gains..........................       (3,066)          (962)
                                                               ----------     ----------
      Total distributions to Class B shareholders...........       (3,066)       (10,687)
                                                               ----------     ----------
Class C distributions
  Dividends in excess of net investment income..............           --         (7,930)
  Distributions from capital gains..........................       (2,646)        (1,046)
                                                               ----------     ----------
      Total distributions to Class C shareholders...........       (2,646)        (8,976)
                                                               ----------     ----------
Advisor Class distributions
  Distributions from capital gains..........................         (682)            --
                                                               ----------     ----------
      Total distributions to Advisor Class shareholders.....         (682)            --
                                                               ----------     ----------
Fund share transactions (Note 4)
  Class A...................................................     (219,679)       (51,932)
  Class B...................................................     (128,120)       (16,818)
  Class C...................................................     (217,497)      (517,473)
  Advisor Class.............................................      239,851             --
                                                               ----------     ----------
      Net decrease resulting from Fund share transactions...     (325,445)      (586,223)
                                                               ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................      662,209       (442,523)
NET ASSETS
  Beginning of period.......................................    3,131,410      3,573,933
                                                               ----------     ----------
  END OF PERIOD.............................................   $3,793,619     $3,131,410
                                                               ----------     ----------
UNDISTRIBUTED NET INVESTMENT INCOME.........................   $   24,503     $    9,017
                                                               ==========     ==========

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
10

                                                                     for the year ended
                          CLASS A                                       December 31,
-----------------------------------------------------------------------------------------------
                                                                   1999     1998     1997
SELECTED PER SHARE DATA                                       ---------------------------------
Net asset value, beginning of period........................      $ 8.95   $ 8.66   $ 10.00
                                                                   ----------------------------
  Income (loss) from investment operations
  Net investment (loss) income(a)...........................        (.05)     .04      (.01)
  Net gains or losses on securities (both realized and
    unrealized).............................................        3.58      .41     (1.24)
                                                                   ----------------------------
  Total from investment operations..........................        3.53      .45     (1.25)
                                                                   ----------------------------
  Less distributions
  Dividends in excess of net investment income..............          --      .15        --
  Distributions from capital gains..........................         .03      .01       .09
                                                                   ----------------------------
    Total distributions.....................................         .03      .16       .09
                                                                   ----------------------------
Net asset value, end of period..............................      $12.45   $ 8.95   $  8.66
                                                                   ============================
           Total return (%)(b)..............................       39.45     5.24    (12.52)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $1,069   $  980   $   992
Ratio of expenses to average net assets(c)
  With expense reimbursement (%)............................        2.33     2.47      2.50
  Without expense reimbursement (%).........................        8.56     6.38      4.87
Ratio of net investment (loss) income to average net assets
  (%)(a)....................................................        (.47)     .39      (.11)
Portfolio turnover rate (%).................................          98       18        10

--------------------------------------------------------------------------------

                                                                     for the year ended
                          CLASS B                                       December 31,
-----------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                            1999     1998     1997
                                                              ---------------------------------
Net asset value, beginning of period........................      $ 8.92   $ 8.63   $ 10.00
                                                                   ----------------------------
  Income (loss) from investment operations
  Net investment loss(a)....................................        (.13)    (.03)     (.05)
  Net gains or losses on securities (both realized and
    unrealized).............................................        3.54      .41     (1.27)
                                                                   ----------------------------
  Total from investment operations..........................        3.41      .38     (1.32)
                                                                   ----------------------------
  Less distributions
  Dividends in excess of net investment income..............          --      .08        --
  Distributions from capital gains..........................         .03      .01       .05
                                                                   ----------------------------
    Total distributions.....................................         .03      .09       .05
                                                                   ----------------------------
Net asset value, end of period..............................      $12.30   $ 8.92   $  8.63
                                                                   ============================
Total return (%)(b).........................................       38.24     4.46    (13.19)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $1,238   $1,027   $ 1,007
Ratio of expenses to average net assets(c)
  With expense reimbursement (%)............................        3.10     3.24      3.31
  Without expense reimbursement (%).........................        9.33     7.15      5.68
Ratio of net investment loss to average net assets (%)(a)...       (1.23)    (.38)     (.91)
Portfolio turnover rate (%).................................          98       18        10

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                                              11

                                                                     for the year ended
                          CLASS C                                       December 31,
-----------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                            1999     1998     1997
                                                              ---------------------------------
Net asset value, beginning of period........................      $ 8.97   $ 8.65   $ 10.00
                                                                   ----------------------------
  Income (loss) from investment operations
  Net investment loss(a)....................................        (.12)    (.03)     (.06)
  Net gains or losses on securities (both realized and
    unrealized).............................................        3.56      .42     (1.25)
                                                                   ----------------------------
  Total from investment operations..........................        3.44      .39     (1.31)
                                                                   ----------------------------
  Less distributions
  Dividends in excess of net investment income..............          --      .06        --
  Distributions from capital gains..........................         .03      .01       .04
                                                                   ----------------------------
    Total distributions.....................................         .03      .07       .04
                                                                   ----------------------------
Net asset value, end of period..............................      $12.38   $ 8.97   $  8.65
                                                                   ============================
Total return (%)(b).........................................       38.36     4.55    (13.14)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $1,196   $1,125   $ 1,574
Ratio of expenses to average net assets(c)
  With expense reimbursement (%)............................        3.04     3.16      3.23
  Without expense reimbursement (%).........................        9.27     7.07      5.60
Ratio of net investment loss to average net assets (%)(a)...       (1.18)    (.30)     (.83)
Portfolio turnover rate (%).................................          98       18        10

--------------------------------------------------------------------------------

                                                                  for the period
                                                                   July 1, 1999
                                                                  (commencement)
                       ADVISOR CLASS                             to December 31,
------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                                1999
                                                              ----------------------
Net asset value, beginning of period........................          $ 9.94
                                                                --------------------
  Income from investment operations
  Net investment income(a)..................................              --
  Net gains on securities (both realized and unrealized)....            2.57
                                                                --------------------
  Total from investment operations..........................            2.57
                                                                --------------------
  Less distributions
  Distributions from capital gains..........................             .03
                                                                --------------------
    Total distributions.....................................             .03
                                                                --------------------
Net asset value, end of period..............................          $12.48
                                                                ====================
Total return (%)(d).........................................           25.87
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................          $  291
Ratio of expenses to average net assets
  With expense reimbursement (%)............................            1.83(e)
  Without expense reimbursement (%).........................            8.06(e)
Ratio of net investment income to average net assets
  (%)(a)....................................................             .03(e)
Portfolio turnover rate (%).................................              98

  (a) Net investment       (b) Total return        (c) Total expenses      (d) Total return        (e) Annualized
  income (loss) is net     does not reflect a      includes fees paid      represents aggregate
  of expenses              sales charge.           indirectly, if any,     total return and
  reimbursed by                                    through an expense      does not reflect a
  Manager.                                         offset arrangement.     sales charge.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

12

NOTES TO FINANCIAL STATEMENTS

Ivy International Small Companies Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1999, the interest rate was 3.75%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund earned foreign source dividends of $53,542. These dividends were subject to foreign withholding tax in the amount of $5,926. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

The Fund has a net tax-basis capital loss carryover of approximately $272,000 as of December 31, 1999 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires $149,000 in 2006 and $123,000 in 2007.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

DEFERRED ORGANIZATION EXPENSES -- Expenses incurred prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities", by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to invest-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              13

ments in foreign denominated securities, passive foreign investment companies and non-deductible organization expenses. As a result, Net investment loss and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

FEES PAID INDIRECTLY -- From January 1, 1999 through April 15, 1999, the Fund had an arrangement with its custodian whereby a percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out-of-pocket expenses. For the period from January 1, 1999 through April 15, 1999, custodian fees were reduced by $3,356 under this arrangement.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Beginning January 29, 1999, Henderson Investment Management Limited is subadvisor to fifty percent of the portfolio of the Fund. IMI, not the Fund, is obligated to compensate the subadvisor. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of its average net assets.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1999, the net amount of underwriting discount retained by IMDI was $268.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class and Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $2,256, $10,075 and $8,988, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $3,503, $4,099, $3,141 and $106, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                                YEAR ENDED             YEAR ENDED
                             DECEMBER 31, 1999     DECEMBER 31, 1998
----------------------------------------------------------------------
         CLASS A            SHARES     AMOUNT      SHARES     AMOUNT
----------------------------------------------------------------------
Sold......................    4,001   $  40,825     26,321   $ 245,402
Issued on reinvestment of
 distributions............      193       2,395      1,617      14,226
Repurchased...............  (27,755)   (262,899)   (33,027)   (311,560)
                            -------   ---------   --------   ---------
Net decrease..............  (23,561)  $(219,679)    (5,089)  $ (51,932)
                            =======   =========   ========   =========

                                YEAR ENDED             YEAR ENDED
                             DECEMBER 31, 1999     DECEMBER 31, 1998
----------------------------------------------------------------------
         CLASS B            SHARES     AMOUNT      SHARES     AMOUNT
----------------------------------------------------------------------
Sold......................   12,882   $ 130,668     19,191   $ 172,197
Issued on reinvestment of
 distributions............      154       1,882        729       6,395
Repurchased...............  (27,522)   (260,670)   (21,580)   (195,410)
                            -------   ---------   --------   ---------
Net decrease..............  (14,486)  $(128,120)    (1,660)  $ (16,818)
                            =======   =========   ========   =========

                                YEAR ENDED             YEAR ENDED
                             DECEMBER 31, 1999     DECEMBER 31, 1998
----------------------------------------------------------------------
         CLASS C            SHARES     AMOUNT      SHARES     AMOUNT
----------------------------------------------------------------------
Sold......................   23,289   $ 264,888     44,807   $ 433,078
Issued on reinvestment of
 distributions............       48         588         83         735
Repurchased...............  (52,051)   (482,973)  (101,503)   (951,286)
                            -------   ---------   --------   ---------
Net decrease..............  (28,714)  $(217,497)   (56,613)  $(517,473)
                            =======   =========   ========   =========

                              FOR THE PERIOD
                               JULY 1, 1999
                              (COMMENCEMENT)
                              TO DECEMBER 31,
                                   1999
-----------------------------------------------
      ADVISOR CLASS         SHARES     AMOUNT
-----------------------------------------------
Sold......................   23,921   $ 246,124
Issued on reinvestment of
 distributions............       55         682
Repurchased...............     (690)     (6,955)
                            -------   ---------
Net increase..............   23,286   $ 239,851
                            =======   =========

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

14

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
IVY INTERNATIONAL SMALL COMPANIES FUND (THE "FUND"):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 4, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              15

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

On January 29, 1999, a special shareholders' meeting was held. The Fund's shareholders were asked to approve new Subadvisory Agreement between the Fund and Henderson Investment Management Limited to act as subadvisor to fifty percent of the portfolio of the Fund. The shareholders approved as follows:

      NUMBER OF VOTES
----------------------------
 FOR:    AGAINST:   ABSTAIN:
----------------------------
183,972   3,346      4,974

On September 30, 1999, a special shareholder meeting (the "Meeting") was held at the offices of Mackenzie Investment Management Inc., Boca Raton, Florida, for the following purposes (and with the following results):

PROPOSAL 1: With respect to Ivy Fund, to elect Trustees.

---------------------------------------------------
NOMINEE:                         FOR:     WITHHOLD:
---------------------------------------------------
James W. Broadfoot............  175,504     1,598
Keith J. Carlson..............  175,504     1,598
Stanley Channick..............  174,053     3,049
Roy J. Glauber................  174,053     3,049
Edward M. Tighe...............  175,504     1,598

The other Trustees of Ivy Fund previously elected by shareholders whose term of office continued after the meeting were John S. Anderegg, Jr., Paul H. Broyhill, Frank W. DeFriece, Jr., Joseph G. Rosenthal, Richard N. Silverman and J. Brendan Swan.

PROPOSAL 2: With respect to the Fund, to ratify or reject the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

----------------------------
 FOR:    AGAINST:   ABSTAIN:
----------------------------
175,094    254       1,754

PROPOSAL 3: With respect to the Fund, to approve or disapprove the revision of certain fundamental investment policies.

3.1 DIVERSIFICATION:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
132,326    367       1,856       42,553

3.2 BORROWING:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
126,100   6,593      1,856       42,553

3.3 SENIOR SECURITIES:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
128,109   4,584      1,856       42,553

3.4 UNDERWRITING:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
130,839   1,854      1,856       42,553

3.5 REAL ESTATE:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
130,714   2,084      1,751       42,553

3.6 COMMODITIES:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
127,588   5,105      1,856       42,553

3.7 LOANS:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
127,588   5,105      1,856       42,553

3.8 CONCENTRATION:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
130,839    367       3,343       42,553

3.9 OTHER POLICIES:

------------------------------------------
                               BROKER NON-
 FOR:    AGAINST:   ABSTAIN:     VOTES:*
------------------------------------------
126,204   5,002      3,343       42,553

---------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner (or other persons entitled to vote) nor has discretionary power to vote on a particular matter.

02IISC123199

                                [IVY FUNDS LOGO]


ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

DECEMBER 31, 1999

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111


                        IVY EUROPEAN OPPORTUNITIES FUND

OVERVIEW

We would like to take this opportunity to welcome you as a shareholder of the Ivy European Opportunities Fund. The Ivy European Opportunities Fund returned 215.58% from May 5, 1999, its performance measurement date, through December 31, 1999. For this same period, its benchmark index, the Morgan Stanley Capital International Europe Index, returned 14.96% (because this Index is only calculated on a month-end basis, this return is from April 30, 1999 through December 31, 1999, rather than since the performance measurement date of the
Fund). Approximately 50% of the Fund's performance during this time period is directly attributed to its investment in Initial Public Offerings (IPOs). The availability of IPOs is limited and as the Fund's assets increase, IPOs will likely become a smaller component of the overall Fund performance. Future performance of the Fund, therefore, will likely be lower than during the period May 5, 1999 through December 31, 1999. Past performance does not guarantee future results. (For the Fund's total return with sales charge and performance commentary, please refer to page 3.)

         The Ivy European Opportunities Fund pursues its goal of long-term capital appreciation through investing in European companies, including those operating in emerging Europe and small-capitalization companies operating in the developed markets of Europe. In pursuing its primary goal of long-term capital appreciation, the Fund focuses on companies with strong growth dynamics, regardless of their market capitalization.

MARKET COMMENTARY

European markets achieved good returns during 1999, despite the weakness of the euro. Our research indicates that although the returns for dollar-based investments for the first 10 months of the year were marginal, investors' enthusiasm for stocks related to new or high technology companies contributed to a nearly 25% rise in the markets during the final 10 weeks of the year.

         We believe that economic optimism was a clear trend in the European markets during 1999. This optimism was fueled by the strong performance of telecommunications and technology-related stocks, and the industrial-cyclical and commodity sectors returning to favor--particularly in the first half of the year. In our view, this was not surprising. Economists' expectations of global economic growth continued rising through the first quarter, and valuations relative to the broader market were attractive following the Asian economic crisis that began in July 1997 and continued into 1998. Our research indicates that oil stocks were the beneficiary of OPEC-regulated supply restraints, which helped the price of oil move from $10 a barrel in December 1998 to $24 a barrel in December 1999.

         Technology stocks, which underperformed during the Asian crisis, staged a strong recovery, with share prices of leading European companies up strongly in 1999, according to our research. It is our belief that the recovery was aided by the positive impact of economic growth revisions, which are so important for industrial stocks in general. But,

2


to a larger extent, we think the rebound was driven by increasing awareness in the investment community of the potential for new technology developments, such as data services through mobile phones and interactive TV. We believe enthusiasm was fueled by increasingly optimistic statements from leading industry players and by the high prices paid for key assets in corporate transactions. While we are still comfortable with the valuation of many such companies, others now appear somewhat excessive. We will attempt to avoid such stocks.

LOOKING ACROSS EUROPE.

At the country level, Finland was once again the star performer in 1999. According to our studies, Finland's success was mainly due to the continued accomplishments of Nokia, the country's largest company and the leading producer of mobile phones. Norway, in contrast to last year, performed well during 1999, benefiting from the recovery in commodity prices, which are crucial to the Norwegian economy.

"...WE ANTICIPATE THAT THE COMBINATION OF WHAT WE BELIEVE TO BE A SOUND ECONOMIC
 BACKDROP IN EUROPE AND THE DEVELOPING CAPITAL MARKET SHOULD PRESENT POTENTIAL
                           INVESTMENT OPPORTUNITIES."

         The Spanish and Italian markets, which our research indicates were among the best performers in 1998, were close to the worst in 1999. We believe this region contains few large companies with cyclical or technology exposure, and is overrepresented in banks and insurance companies, which performed poorly in Europe in 1999. Italy was further encumbered by the takeover of Telecom Italia by Olivetti, illustrating the potential need for further reform of the corporate code.

         In the largest markets, France significantly outperformed Germany. We believe that investor sentiment toward Germany was erratic because of concerns over the perceived lack of commitment to structural reform and potentially vital changes to capital gains tax legislation, which could allow for more efficient capital allocation and corporate consolidation, especially in the financial sector. Our research shows the volume of IPOs across Europe more than doubled in each of the last three years, fueled by a record number of new offerings in Germany. Germany also launched the Neuer Market, a junior stock exchange akin to the NASDAQ in the US and which attracts young, high-growth technology companies. Other European markets have followed suit, and now have, or will have, equivalent exchanges. This trend could present the Fund with new investment opportunities; and, in many cases we have initiated and subsequently built up positions. In other instances, where the share price has risen above our target prices, we have taken profits.

         We believe the changing corporate attributes within Europe have led to continuing restructuring. We have been alert to these opportunities. However, this is not a new theme, and, in our opinion, much of the immediate potential is reflected in share prices.

         Over the last year, our research indicates that investor attention was focused primarily on large-cap growth companies. Ironically, however, for the first time in recent years, overall, small-cap companies performed slightly better than large-cap companies. In our view, this may be due to the excess and enthusiasm afforded large companies at the end of 1998 in anticipation of the launch of the euro. We continue to find potential opportunities in smaller companies.

LOOKING AHEAD.

We believe that the prices of many technology companies may have gotten ahead of themselves, reflecting their future potential rather than their current value. We suspect that the momentum and thirst for technology may be evident again in 2000, but the market could become much more discerning. We expect the Fund to continue to have technology exposure, but with increasing care. Smaller companies, especially in non-technology areas, have been seriously out of favor, and we believe that careful funding may present some potentially promising returns. Finally, we anticipate the mergers and acquisitions momentum should continue, and the Fund will be poised to attempt to take advantage of whatever emerges, whether it is IPO activity or consolidation.

         We maintain our confidence in the European economies. While we expect an increase in both inflation and interest rates, we believe the increases should be modest. We also foresee that the euro should recover from its disappointing debut. The year may be volatile and challenging, but we anticipate that the combination of what we believe to be a sound economic backdrop in Europe and the developing capital market should present potential investment opportunities.

                    PERFORMANCE COMPARISON OF THE FUND SINCE
                        ITS PERFORMANCE MEASUREMENT DATE
                        (5/5/99) OF A $10,000 INVESTMENT


                                    [CHART]


IVY EUROPEAN OPPORTUNITIES FUND
PERFORMANCE COMMENTARY

For the period May 5, 1999 to December 31, 1999, the Ivy European Opportunities Fund returned 215.58%. This compares very favorably to the Morgan Stanley Capital International (MSCI) Europe Index, which was up 14.96% (because this Index is only calculated on a month-end basis, this return is from April 30, 1999 through December 31, 1999, rather than since the performance measurement date of the Fund). During the eight-month period, the Ivy European Opportunities Fund invested extensively in securities of companies in their initial public offering (IPOs), which had a favorable impact on the Fund's performance. Approximately 50% of the Fund's performance during this time period is directly attributed to its investment in IPOs. The availability of IPOs is limited and as the Fund's assets increase, IPOs will likely become a smaller component of the overall Fund performance. Future performance of the Fund, therefore, will likely be lower than during the period May 5, 1999 through December 31, 1999. Past performance does not guarantee future results.

The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

The Ivy European Opportunities Fund was initially seeded on April 26, 1999, commenced operations on May 3, 1999 and received initial subscriptions on May 3, 1999. Performance is calculated beginning May 5, 1999, the date proceeds from share sales were invested according to the Ivy European Opportunities Fund's investment objectives.



                                         Class A(1)              Class B(2) & C(3)             Advisor Class(4)      Class I(5)
                                       ----------------   ----------------------------------   ----------------    ----------------
IVY EUROPEAN OPPORTUNITIES FUND          w/       w/o           w/               w/o             w/       w/o       w/       w/o
AVERAGE ANNUAL TOTAL RETURN            Reimb.    Reimb.       Reimb.            Reimb.          Reimb.   Reimb.    Reimb.    Reimb.
FOR PERIODS ENDING                     ------    ------   ---------------   ----------------    ------   ------    ------    ------
DECEMBER 31, 1999                                           w/      w/o       w/      w/o
                                                           CDSC     CDSC     CDSC     CDSC
                                                          ------   ------   ------   -------
                                                              B:       B:       B:        B:
                                                         204.41%  209.41%  203.51%   208.51%
                                                              C:       C:       C:        C:
Since Inception(6)                    197.43%  196.35%    50.80%   51.80%   50.43%    51.43%   217.16%  214.88%     n/a       n/a
                                      ------   ------     -----    -----    -----     -----    ------   ------      ---       ---

(1)      Class A performance figures include the maximum sales charge of 5.75%.
(2) Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3) Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4) Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5) Class I shares are not subject to an inital sales charge or a CDSC. There were no Class I shares outstanding.
(6) Class A commenced operations May 4, 1999; Class B commenced operations May 24, 1999; Class C commenced operations October 24, 1999; Advisor Class commenced operations May 3, 1999.

         Total returns in some periods were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

         All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy European Opportunities Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

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IVY EUROPEAN OPPORTUNITIES FUND
--------------------------------------------------------------------------------

4

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

--------------------------------------------------------------
EQUITY SECURITIES -- 62.98%              SHARES       VALUE
--------------------------------------------------------------
EUROPE -- 54.65%
--------------------------------------
AUSTRIA -- 1.51%
Yline Internet Business Services
  AG(a)................................    8,000   $   499,547
                                                   -----------
FINLAND -- 0.35%
F-Secure Oyj(a)........................    4,000       116,267
                                                   -----------
FRANCE -- 7.81%
Bull S.A.(a)...........................  100,000       800,839
Canal Plus.............................    3,500       506,914
Integra S.A.(a)........................      600        86,839
Sagem ADP S.A.(a)......................    3,003     1,113,667
Technip S.A............................      325        33,161
Transiciel S.A.........................      400        48,070
                                                   -----------
                                                     2,589,490
                                                   -----------
GERMANY -- 13.60%
Brainpool TV AG(a).....................    5,000       338,277
Brokat Infosystems AG(a)...............      350        69,459
Direkt Anlage Bank AG(a)...............    3,500        80,685
Epcos AG(a)............................    1,000        74,170
Freenet.de AG(a).......................    3,250       361,580
Intershop Communications AG(a).........      250        69,911
Kamps AG...............................      360        24,897
Kamps AG -- New(a).....................    6,252       416,715
Mannesmann AG..........................    3,000       722,859
ProSieben Media AG.....................   10,000       580,332
SAP AG.................................    2,000       978,246
SinnerSchrader AG(a)...................    4,000       190,437
TOMORROW Internet AG(a)................    4,000       204,469
Zapf Creation AG(a)....................   12,000       396,911
                                                   -----------
                                                     4,508,948
                                                   -----------
GREECE -- 2.55%
Hellenic Telecommunications
  Organization S.A.....................   17,000       402,158
Interamerican Insurance Co.(a).........    1,200        39,495
Panafon Hellenic Telecom S.A...........   30,000       402,416
                                                   -----------
                                                       844,069
                                                   -----------
IRELAND -- 1.93%
Esat Telecom Group plc(a)..............    7,000       640,500
                                                   -----------
NETHERLANDS -- 5.94%
Buhrmann NV............................   50,000       749,220
IHC Caland NV..........................      618        22,454
Numico NV..............................      700        25,988
Philips Electronics NV.................    8,000     1,082,485
VNU NV.................................    1,200        62,760
Wolters Kluwer NV......................      800        26,942
                                                   -----------
                                                     1,969,849
                                                   -----------
NORWAY -- 6.77%
EniTel ASA(a)..........................   52,000     1,552,786
Tandberg Television ASA(a).............   50,000       690,542
                                                   -----------
                                                     2,243,328
                                                   -----------
PORTUGAL -- 0.34%
PT Multimedia(a).......................    2,000       113,200
                                                   -----------
SPAIN -- 4.25%
TelePizza, S.A.(a).....................  275,000     1,157,658
Terra Networks, S.A.(a)................    4,650       252,843
                                                   -----------
                                                     1,410,501
                                                   -----------

--------------------------------------------------------------
EQUITY SECURITIES                       SHARES       VALUE
--------------------------------------------------------------

SWEDEN -- 1.86%
Swedish Match AB.......................  100,000   $   347,652
Ticket Travel Group AB.................   35,000       270,396
                                                   -----------
                                                       618,048
                                                   -----------
SWITZERLAND -- 3.15%
Charles Voegele Holding AG(a)..........    4,250       759,340
Distefora Holding AG(a)................      200        48,353
Fantastic Corporation(a)...............      350        64,548
Kaba Holding AG........................       50        45,292
Kudelski SA(a).........................        6        35,609
Selecta Group                                 65        20,303
Swisslog Holding AG....................      250        72,623
                                                   -----------
                                                     1,046,068
                                                   -----------
UNITED KINGDOM -- 4.59%
Bass plc...............................   10,000       123,859
BT plc.................................    4,500       108,790
Burmah Castrol plc.....................    5,500       104,156
Cadbury Schweppes plc..................   18,000       105,454
ebookers.com plc ADR(a)................    2,000        34,625
Eidos plc(a)...........................    1,050        92,230
Garban plc.............................   10,000        35,457
Greene King plc........................    8,600        67,432
Lonmin plc.............................   14,500       154,006
Man (E D & F) Group plc................   12,000        79,779
NDS Group plc(a).......................    5,000       152,500
Reckitt Benckiser plc..................   10,500        98,829
Royal & Sun Alliance Insurance Group
  plc..................................   24,000       178,899
TI Group plc...........................   14,000       103,793
Vodafone AirTouch PLC                     16,500        81,175
                                                   -----------
                                                     1,520,984
                                                   -----------
NORTH AMERICA -- 8.33%
--------------------------------------
UNITED STATES -- 8.33%
Global TeleSystems Group, Inc.(a)......   40,000     1,385,000
Jazztel plc ADR(a)                         5,000       325,625
MIH Ltd.(a)............................   11,000       649,000
OpenTV Corporation(a)..................    5,000       401,250
                                                   -----------
                                                     2,760,875
                                                   -----------
TOTAL INVESTMENTS -- 62.98%
  (Cost -- $17,506,131)(b).............             20,881,674
OTHER ASSETS, LESS LIABILITIES -- 37.02%            12,272,582
                                                   -----------
NET ASSETS -- 100%.....................            $33,154,256
                                                   ===========
ADR -- American Depository Receipt
(a) Non-income producing security
(b) Cost is approximately the same for Federal income tax
    purposes.
OTHER INFORMATION:
At December 31, 1999, net unrealized appreciation based on
cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation...............   $ 3,510,134
    Gross unrealized depreciation...............      (134,591)
                                                   -----------
        Net unrealized appreciation.............   $ 3,375,543
                                                   ===========
Purchases and sales of securities other than short-term
obligations aggregated $4,053,912 and $4,370,404,
respectively, for the period ended December 31, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investments, at value (identified cost -- $17,506,131)......  $20,881,674
Cash........................................................    8,815,068
Receivables
  Fund shares sold..........................................    3,887,136
  Dividends and interest....................................        6,224
  Manager for expense reimbursement.........................       13,207
Deferred offering costs.....................................       19,361
Other assets................................................          349
                                                              -----------
  Total assets..............................................   33,623,019
                                                              -----------
LIABILITIES
Payables
  Investments purchased.....................................          963
  Fund shares repurchased...................................      373,389
  Management fee............................................       17,802
  12b-1 service and distribution fees.......................        9,050
  Other payables to related parties.........................       47,232
Accrued expenses............................................       20,327
                                                              -----------
  Total liabilities.........................................      468,763
                                                              -----------
NET ASSETS..................................................  $33,154,256
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($13,932,440/813,425 shares outstanding)..................  $     17.13
                                                              ===========
Maximum offering price per share ($17.13 x 100/94.25)*......  $     18.18
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($5,899,771/344,456 shares outstanding).............  $     17.13
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($8,075,891/471,387 shares outstanding).............  $     17.13
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($5,246,154/304,565 shares outstanding).............  $     17.23
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $29,795,301
  Undistributed net investment income.......................       14,512
  Net unrealized appreciation on investments and foreign
    currency transactions...................................    3,344,443
                                                              -----------
NET ASSETS..................................................  $33,154,256
                                                              ===========

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

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IVY EUROPEAN OPPORTUNITIES FUND
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6

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT) TO DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends.................................................            $   10,383
  Interest..................................................                46,914
                                                                        ----------
                                                                            57,297
                                                                        ----------
EXPENSES
  Management fee............................................  $27,735
  Transfer agent............................................    1,888
  Administrative services fee...............................    2,774
  Custodian fees............................................   33,363
  Blue Sky fees.............................................    1,633
  Auditing and accounting fees..............................    5,305
  Shareholder reports.......................................      327
  Amortization of deferred offering costs...................   35,631
  Fund accounting...........................................   11,488
  Trustees' fees............................................    5,684
  12b-1 service and distribution fees.......................   11,583
  Legal.....................................................   35,866
  Other.....................................................      111
                                                                        ----------
                                                                           173,388
  Expenses reimbursed by Manager............................              (107,722)
                                                                        ----------
      Net expenses..........................................                65,666
                                                                        ----------
NET INVESTMENT LOSS.........................................                (8,369)
                                                                        ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................             1,182,131
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................             3,344,443
                                                                        ----------
    Net gain on investment transactions.....................             4,526,574
                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $4,518,205
                                                                        ==========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE PERIOD
                                                                  MAY 3, 1999
                                                                (COMMENCEMENT)
                                                                TO DECEMBER 31,
                                                              -------------------
                                                                     1999
                                                              -------------------
INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................      $    (8,369)
  Net realized gain on investments and foreign currency
    transactions............................................        1,182,131
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................        3,344,443
                                                                  -----------
      Net increase resulting from operations................        4,518,205
                                                                  -----------
Class A distributions
  Dividends in excess of net investment income..............           (9,491)
  Distributions from capital gains..........................         (261,490)
                                                                  -----------
      Total distributions to Class A shareholders...........         (270,981)
                                                                  -----------
Class B distributions
  Dividends in excess of net investment income..............             (658)
  Distributions from capital gains..........................         (203,781)
                                                                  -----------
      Total distributions to Class B shareholders...........         (204,439)
                                                                  -----------
Class C distributions
  Dividends in excess of net investment income..............           (3,087)
  Distributions from capital gains..........................         (152,341)
                                                                  -----------
      Total distributions to Class C shareholders...........         (155,428)
                                                                  -----------
Class I distributions
  Distributions from capital gains..........................               (9)
                                                                  -----------
      Total distributions to Class I shareholders...........               (9)
                                                                  -----------
Advisor Class distributions
  Dividends in excess of net investment income..............           (5,049)
  Distributions from capital gains..........................         (558,976)
                                                                  -----------
      Total distributions to Advisor Class shareholders.....         (564,025)
                                                                  -----------
Fund share transactions (Note 4)
  Class A...................................................       12,671,199
  Class B...................................................        5,297,153
  Class C...................................................        7,546,989
  Advisor Class.............................................        4,315,592
                                                                  -----------
      Net increase resulting from fund share transactions...       29,830,933
                                                                  -----------
NET ASSETS AT END OF PERIOD.................................      $33,154,256
                                                                  ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................      $    14,512
                                                                  ===========

    The accompanying notes are an integral part of the financial statements.

8

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   for the period
                                                                    May 4, 1999
                                                                   (commencement)
                          CLASS A                                 to December 31,
--------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                                 1999
                                                              ------------------------
Net asset value, beginning of period........................          $ 10.01
                                                              ------------------------
  Income from investment operations
  Net investment loss(a)....................................               --
  Net gains on securities (both realized and unrealized)....            16.35
                                                              ------------------------
  Total from investment operations..........................            16.35
                                                              ------------------------
  Less distributions
  Dividends in excess of net investment income..............              .01
  Distributions from capital gains..........................             9.22
                                                              ------------------------
    Total distributions.....................................             9.23
                                                              ------------------------
Net asset value, end of period..............................          $ 17.13
                                                              ========================
Total return (%)(b).........................................           215.58
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................          $13,932
Ratio of expenses to average net assets (%)(c)
  With expense reimbursement (%)............................             2.22
  Without expense reimbursement (%).........................             6.10
Ratio of net investment loss to average net assets
  (%)(a)(c).................................................             (.15)
Portfolio turnover rate (%).................................              108

--------------------------------------------------------------------------------

                                                                   for the period
                                                                    May 24, 1999
                                                                   (commencement)
                          CLASS B                                 to December 31,
--------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                                 1999
                                                              ------------------------
Net asset value, beginning of period........................          $ 10.21
                                                              ------------------------
  Income from investment operations
  Net investment loss(a)....................................             (.01)
  Net gains on securities (both realized and unrealized)....            16.15
                                                              ------------------------
  Total from investment operations..........................            16.14
                                                              ------------------------
  Less distributions
  Distributions from capital gains..........................             9.22
                                                              ------------------------
  Total distributions.......................................             9.22
                                                              ------------------------
Net asset value, end of period..............................          $ 17.13
                                                              ========================
Total return (%)(b).........................................           209.41
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................          $ 5,900
Ratio of expenses to average net assets (%)(c)
  With expense reimbursement (%)............................             2.96
  Without expense reimbursement (%).........................             6.84
Ratio of net investment loss to average net assets
  (%)(a)(c).................................................             (.89)
Portfolio turnover rate (%).................................              108

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   for the period
                                                                  October 24, 1999
                                                                   (commencement)
                          CLASS C                                 to December 31,
--------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                                 1999
                                                              ------------------------
Net asset value, beginning of period........................           $11.57
                                                              ------------------------
  Income from investment operations
  Net investment loss(a)....................................             (.01)
  Net gains on securities (both realized and unrealized)....             6.00
                                                              ------------------------
  Total from investment operations..........................             5.99
                                                              ------------------------
  Less distributions
  Dividends in excess of net investment income..............              .01
  Distributions from capital gains..........................              .42
                                                              ------------------------
    Total distributions.....................................              .43
                                                              ------------------------
Net asset value, end of period..............................           $17.13
                                                              ========================
Total return (%)(b).........................................            51.80
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................           $8,076
Ratio of expenses to average net assets (%)(c)
  With expense reimbursement (%)............................             2.96
  Without expense reimbursement (%).........................             6.84
Ratio of net investment loss to average net assets
  (%)(a)(c).................................................             (.89)
Portfolio turnover rate (%).................................              108

--------------------------------------------------------------------------------

                                                                   for the period
                                                                    May 3, 1999
                                                                   (commencement)
                       ADVISOR CLASS                              to December 31,
--------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                                 1999
                                                              ------------------------
Net asset value, beginning of period........................          $ 10.01
                                                              ------------------------
  Income from investment operations
  Net investment income(a)..................................               --
  Net gains on securities (both realized and unrealized)....            16.46
                                                              ------------------------
  Total from investment operations..........................            16.46
                                                              ------------------------
  Less distributions
  Dividends in excess of net investment income..............              .02
  Distributions from capital gains..........................             9.22
                                                              ------------------------
    Total distributions.....................................             9.24
                                                              ------------------------
Net asset value, end of period..............................          $ 17.23
                                                              ========================
Total return (%)(b).........................................           217.16
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................          $ 5,246
Ratio of expenses to average net assets (%)(c)
  With expense reimbursement (%)............................             1.93
  Without expense reimbursement (%).........................             5.81
Ratio of net investment income to average net assets
  (%)(a)(c).................................................              .14
Portfolio turnover rate (%).................................              108

  (a) Net investment loss is net of     (b) Total return represents           (c) Annualized
  expenses reimbursed by Manager.       aggregate total return and does
                                        not reflect a sales charge.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY EUROPEAN OPPORTUNITIES FUND
--------------------------------------------------------------------------------

10

NOTES TO FINANCIAL STATEMENTS

Ivy European Opportunities Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The Fund was initially seeded on April 26, 1999, commenced operations on May 3, 1999 and received initial subscriptions beginning May 3, 1999. Performance is calculated beginning May 5, 1999, the date proceeds from share sales were invested according to the Fund's investment objectives. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1999, the interest rate was 3.75%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

DEFERRED OFFERING COSTS -- Offering costs are being amortized over a one year period beginning May 3, 1999, the date the Fund commenced operations. Offering costs have been paid by Mackenzie Investment Management Inc. (MIMI) and will be reimbursed by the Fund.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies and non-deductible deferred offering costs. As

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              11

a result, Net investment loss and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Henderson Investment Management Limited is the sub-advisor of the Fund. IMI, not the Fund, is obligated to compensate the Subadvisor. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of the Fund's average net assets.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations. At December 31, 1999, MIMI owned 4.76% of the Fund's shares outstanding.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1999, the net amount of underwriting discount retained by IMDI was $48,186.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Class I and Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $2,342, $4,903 and $4,338 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $822, $348, $335 and $383 for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C, Class I and Advisor Class were as follows:

                                                 FOR THE PERIOD
                                                  MAY 4, 1999
                                                 (COMMENCEMENT)
                                              TO DECEMBER 31, 1999
-------------------------------------------------------------------
                 CLASS A                     SHARES       AMOUNT
-------------------------------------------------------------------
Sold.....................................    848,535    $13,288,709
Issued on reinvestment of
 distributions...........................      9,961        167,529
Repurchased..............................    (45,071)      (785,039)
                                             -------    -----------
Net increase.............................    813,425    $12,671,199
                                             =======    ===========

                                                 FOR THE PERIOD
                                                  MAY 4, 1999
                                                 (COMMENCEMENT)
                                              TO DECEMBER 31, 1999
-------------------------------------------------------------------
                 CLASS B                     SHARES       AMOUNT
-------------------------------------------------------------------
Sold.....................................    340,876    $ 5,238,984
Issued on reinvestment of
 distributions...........................      4,266         69,748
Repurchased..............................       (686)       (11,579)
                                             -------    -----------
Net increase.............................    344,456    $ 5,297,153
                                             =======    ===========

                                                 FOR THE PERIOD
                                                OCTOBER 24, 1999
                                                 (COMMENCEMENT)
                                              TO DECEMBER 31, 1999
-------------------------------------------------------------------
                 CLASS C                     SHARES       AMOUNT
-------------------------------------------------------------------
Sold.....................................    465,614    $ 7,449,188
Issued on reinvestment of
 distributions...........................      7,527        127,207
Repurchased..............................     (1,754)       (29,406)
                                             -------    -----------
Net increase.............................    471,387    $ 7,546,989
                                             =======    ===========

                                                 FOR THE PERIOD
                                                  MAY 4, 1999
                                                 (COMMENCEMENT)
                                              TO DECEMBER 31, 1999
-------------------------------------------------------------------
                 CLASS I                     SHARES       AMOUNT
-------------------------------------------------------------------
Sold.....................................          1    $        10
Issued on reinvestment of
 distributions...........................          1              9
Repurchased..............................         (2)           (19)
                                             -------    -----------
Net change...............................         --    $        --
                                             =======    ===========

                                                 FOR THE PERIOD
                                                  MAY 3, 1999
                                                 (COMMENCEMENT)
                                              TO DECEMBER 31, 1999
-------------------------------------------------------------------
              ADVISOR CLASS                  SHARES       AMOUNT
-------------------------------------------------------------------
Sold.....................................    262,585    $ 3,838,799
Issued on reinvestment of
 distributions...........................     42,286        481,911
Repurchased..............................       (306)        (5,118)
                                             -------    -----------
Net increase.............................    304,565    $ 4,315,592
                                             =======    ===========

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY EUROPEAN OPPORTUNITIES FUND
--------------------------------------------------------------------------------

12

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
IVY EUROPEAN OPPORTUNITIES FUND (THE "FUND"):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations and the changes in its net assets for the period May 3, 1999 (commencement of operations) through December 31, 1999, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 4, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              13

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

On September 30, 1999, a special shareholder meeting (the "Meeting") was held at the offices of Mackenzie Investment Management Inc., Boca Raton, Florida, for the following purposes (and with the following results):

PROPOSAL 1: With respect to Ivy Fund, to elect Trustees.

---------------------------------------------------
NOMINEE:                          FOR:    WITHHOLD:
---------------------------------------------------
James W. Broadfoot.............  54,737         0
Keith J. Carlson...............  54,737         0
Stanley Channick...............  54,737         0
Roy J. Glauber.................  54,737         0
Edward M. Tighe................  54,737         0

The other Trustees of Ivy Fund previously elected by shareholders whose term of office continued after the meeting were John S. Anderegg, Jr., Paul H. Broyhill, Frank W. DeFriece, Jr., Joseph G. Rosenthal, Richard N. Silverman and J. Brendan Swan.

PROPOSAL 2: With respect to the Fund, to ratify or reject the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

-----------------------------
  FOR:    AGAINST:   ABSTAIN:
-----------------------------
 54,737         0       0

PROPOSAL 3: With respect to the Fund, to approve or disapprove the revision of certain fundamental investment policies.

3.1 DIVERSIFICATION:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
 54,737      0          0          0

3.2 BORROWING:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
 54,737      0          0           0

3.3 SENIOR SECURITIES:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
 54,737      0          0          0

3.4 UNDERWRITING:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
 54,737      0          0          0

3.5 REAL ESTATE:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
 54,737      0          0           0

3.6 COMMODITIES:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
 54,737      0          0          0

3.7 LOANS:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
 54,737      0          0          0

3.8 CONCENTRATION:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
 54,737      0          0          0

3.9 OTHER POLICIES:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
 54,737      0          0          0

---------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner (or other persons entitled to vote) nor has discretionary power to vote on a particular matter.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

02IEOF123199

[IVY FUNDS LOGO]

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors, unless preceded or accompanied by an effective prospectus.

IVY Management, Inc.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6138
800.456.5111

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS
Pricewaterhouse Coopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111


                     IVY INTERNATIONAL STRATEGIC BOND FUND

OVERVIEW

From its performance measurement date of May 12, 1999 through December 31, 1999, the Ivy International Strategic Bond Fund outperformed its benchmark, the Lehman Brothers Aggregate Bond Index. Over this eight-month reporting period, the Fund returned 3.19% versus -0.64% for the Index. (For the Fund's total return with sales charge and performance commentary, please refer to page 4.) In our opinion, factors contributing to the Fund's strong performance include its multisector approach--investing in Asia, Latin America, and Eastern Europe. We believe high yield bonds from around the world, a de-emphasis of currency risks, and strong high-grade government bond markets during 1999 also helped the Fund outpace its benchmark over the same time period.

MARKET COMMENTARY

Our research shows that the best-performing debt investments in 1999 were found in emerging market countries as reflected in the JP Morgan Emerging Markets Bond Index (EMBI)--Global, which posted a 24% gain for 1999. Approximately 27% of the Fund's holdings are concentrated in emerging market sovereign bonds that are components of the EMBI--Global. These bonds accounted for much of the Fund's gain during the year.

         The Fund's emphasis is on relatively underpriced bonds in countries that are making progress toward fiscal stability and political maturity. This means that we prefer to buy bonds whose yields do not reflect economic and political improvements in the country that issued them.

         A number of the bonds in the emerging market nations in which the Fund invests are investment grade, including those from Poland, Malaysia, South Korea, and South Africa. We believe Poland is in the process of making a successful transition to a market economy, and may be a candidate for admission to the Economic and Monetary Union (EMU) within the next few years. Our research confirms that Korea and Malaysia were victims of the Asian currency crisis of 1997 and the subsequent severe recessions. In our view, both markets have dealt aggressively with their problems and have experienced enormous improvements in their fiscal condition. Our research indicates that the bond market recognized the improvement by reducing the premium the market has to pay for financing in dollars, from over 3% greater than US Treasuries to about 1.5% over US Treasuries. This change in credit premiums allowed these issues to post positive returns for the year, even though other investment grade bonds ended the year in negative territory.

         The Fund also holds non-investment grade bonds in emerging markets, such as Mexico and Turkey. Mexico, we

[IVY LEAF LOGO]
IVY INTERNATIONAL STRATEGIC BOND FUND

2

believe, has become highly integrated with the US, providing the Mexican economy with a newfound stability. In our view, the country's economic policies have vastly improved, especially in the monetary arena. In our opinion, Mexico's most impressive advance is that the presidential election, scheduled to take place later in 2000, should lead to a smooth, politically mature change in power. We believe this could boost the Fund's bonds to investment grade status over time.

 "The Fund's emphasis is on relatively underpriced bonds in countries that are making progress toward fiscal stability and political maturity. This means that we prefer to buy bonds whose yields do not reflect economic and political improvements in the country that issued them.

         As much as NAFTA candidacy induced both political and economic change in Mexico, we believe Turkey's performance has been catalyzed by its long-awaited acceptance as a candidate for membership in EMU. In our view, this has induced reform of the banking and pension systems, and exchange-rate policy. It may also heighten political stability and improve Turkey's human rights record, as the European Union has not looked favorably upon the war with the Kurds. We believe the change in exchange-rate policy alone caused domestic interest rates to fall from 80% to 40%, putting Turkey under the 60%+ inflation rate and reducing the country's debt accumulation in inflation-adjusted or "real" terms.

                Investing in foreign, high yield corporate debt.

         The Fund also invests in foreign high yield corporate debt. In this category, the Fund holds bonds from Mexico, Poland, and the United Kingdom. The return on Mexican high yield corporate bonds, as determined by JP Morgan, was 15.9% in 1999. The Fund holds bonds issued by a television network, a paper firm, and an AT&T affiliate. The television network not only dominates the Mexican airwaves, but also, research shows the network reaches the large US Hispanic population and produces shows for the entire Spanish-speaking world.

         The Fund also holds bonds of a Polish telephone company and two telecommunications companies in the UK. The Polish telephone company is in the process of selling a 35% share to a more advanced foreign partner, and the anticipation of this event is already boosting the bond's price.

         The Ivy International Strategic Bond Fund is underweight in the domestic government bond markets of highly rated countries. Government bonds in the developed world, other than Japan, performed poorly in 1999, where European markets in the single-currency zone (the 11 EMU countries) were down 2% to 3% in domestic terms, and 16% to 17% in US-dollar terms. Our research shows that on a hedged basis (the Fund was largely hedged versus the euro), eurozone bonds were roughly flat for the year. The Fund's weighting in the euro-government sector was 7% at year-end.

         Canada and Australia both performed well during 1999, finishing up about 4% for the year. We believe this performance was entirely due to currency appreciation, as these bond markets were down 1.5% and 2.5%, respectively. The Fund finished 1999 with approximately a 4% weighting in Canada. Going forward, we anticipate more investment in this market due to what we believe is the potential for further currency appreciation. The Canadian trade surplus increased dramatically in 1999, which we believe was due primarily to a strong US economy and strong oil and other commodity prices. Our analysis also indicates that foreign direct investment into Canada has surged, further helping to support the Canadian dollar. Australia also offers attractive investment opportunities, which we will consider as we move forward. The Reserve Bank of Australia is likely to tighten monetary policy in an effort to cool off red-hot domestic demand and a ballooning trade deficit. We think that this, along with firm commodity prices, should keep the Australian dollar strong.

   The Fund also held bonds of New Zealand and Singapore, both on a currency-hedged basis. The New Zealand market ended the year up 0.4% with the currency hedged. Singaporean government bonds were purchased for their stability in an unstable world. This city-state's bonds returned about 6%,including principal gain, coupon, and pick-up from the currency from the time they were purchased for the Fund to year-end. Singapore is a low-inflation economy that runs surpluses in both trade and the government accounts. We believe these qualities, in a recovering region and in a country that issues bonds merely to set a benchmark, proved to be a recipe for stability.

         The Fund also holds local currency instruments in Mexico and Poland. In our view, Mexican treasury bills were one of the Fund's best investments in 1999. Mexican treasury bills returned 33.9% last year, according to JP Morgan. Over the last five months--the time period when the Fund held these instruments--they returned over 9%.

         The Fund added investments in Poland, where the currency, the zloty, slipped for most of the year.

During 1999, bond yields climbed to over 16%, but then declined somewhat due, we believe, to the central bank's tightening and the passage of a series of tax reform bills.

         The Fund also holds US corporate bonds, ranging from the low investment grade designation of BBB to the high yield bracket. Our strategy in the US is to hold a set of bonds from a diverse set of industries, including real estate, clothing, pharmaceuticals, heavy-equipment manufacturing, and gaming. The high yield market rose 1.7% last year. The BBB-rated corporate bonds lost -0.5% over the same 12-month time period.

         Finally, the Fund held a higher-than-normal cash component, at 18% of the Fund's net assets. We believe this extra cash benefited the Fund last year, but we are looking to deploy it as opportunities arise.

[IVY LEAF LOGO]

IVY INTERNATIONAL STRATEGIC BOND FUND
4
   PERFORMANCE COMPARISON OF THE FUND SINCE ITS PERFORMANCE MEASUREMENT DATE
                       (5/12/99) OF A $10,000 INVESTMENT

                                    [CHART]

IVY INTERNATIONAL STRATEGIC BOND FUND
PERFORMANCE COMMENTARY

The Ivy International Strategic Bond Fund posted a 3.19% return from its performance measurement date of May 12, 1999 to December 31, 1999. This compares favorably to its benchmark, the Lehman Brothers Aggregate Bond Index, which returned -0.64% over the same eight-month reporting period. We believe the Fund's investments in Asia, Latin America, and Eastern Europe, along with high yield bonds from around the world, a de-emphasis of currency risk, and high-grade government bond markets during 1999 all supported the Fund over the same time period.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of bonds which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Advisor Class shares of the Fund unless otherwise noted. Advisor Class shares have no sales load and lower distribution and other operating expenses as compared to other share classes, and therefore may show higher returns. The performance of all other share classes will vary relative to that of Advisor Class shares based on the differences in their respective sales loads and fees.

The Ivy International Strategic Bond Fund was initially seeded on April 26, 1999, commenced operations on May 3, 1999 and received initial subscriptions beginning May 3, 1999. Performance is calculated beginning May 12, 1999, the date proceeds from share sales were invested according to the Ivy International Strategic Bond Fund's investment objectives.


                                  Class A(1)            Class B(2) & C(3)          Advisor Class(4)         Class I(5)
IVY INTERNATIONAL STRATEGIC    ----------------------------------------------------------------------------------------------
BOND FUND                         w/      w/o           w/          w/o                w/       w/o           w/        w/o
AVERAGE ANNUAL TOTAL RETURN     Reimb.   Reimb.       Reimb.       Reimb.            Reimb.   Reimb.        Reimb.    Reimb.
FOR PERIODS ENDING             ----------------------------------------------------------------------------------------------
DECEMBER 31, 1999                                    w/     w/o       w/     w/o
                                                   CDSC   CDSC      CDSC    CDSC
----------------------------                      ------------------------------
Since Inception(6)             (1.85)% (19.11)%    n/a     n/a      n/a      n/a     3.19%     (4.75)%      n/a        n/a

1        Class A performance figures include the maximum sales charge of 4.75%.

2 Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%. There were no Class B shares outstanding.

3 Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%. There were no Class C shares outstanding.

4 Advisor Class shares are not subject to an initial sales charge or a CDSC.

5 Class I shares are not subject to an initial sales charge or a CDSC. There were no Class I shares outstanding.

6 Class A commenced operations October 20, 1999; Advisor Class commenced operations May 3, 1999.

Total returns were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Strategic Bond Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

---------------------------------------------------------------
       CORPORATE BONDS -- 30.14%         PRINCIPAL     VALUE
---------------------------------------------------------------
MEXICO -- 5.58%
Alestra 144A, 12.125%, 05/15/06(a).....  $ 25,000    $   25,188
Grupo Industrial Durango S.A. (GIDUSA),
  12.625%, 08/01/03(a).................    30,000        30,038
Grupo Televisa S.A., 13.51%,
  05/15/08(a)..........................    25,000        22,781
                                                     ----------
                                                         78,007
                                                     ----------
POLAND -- 1.67%
Telekomunikacja Polska S.A. Finance BV
  (TPSA) 144A, 7.75%, 12/10/09.........    25,000        23,281
                                                     ----------
SUPERNATIONAL -- 3.19%
European Investment Bank, 4.00%,
  04/15/09.............................    50,000        44,520
                                                     ----------
UNITED KINGDOM -- 3.89%
NTL Communications Corp., 9.25%,
  11/15/06(a)..........................    30,000        30,445
RSL Communications, 10.50%,
  11/15/08(a)..........................    25,000        23,937
                                                     ----------
                                                         54,382
                                                     ----------
UNITED STATES -- 15.81%
CBS Corp., 7.15%, 05/20/05.............    25,000        24,531
Freeport-McMoRan Copper & Gold, Inc.,
  7.50%, 11/15/06(a)...................    25,000        18,375
International Knife & Saw, 11.375%,
  11/15/06(a)..........................    25,000        19,156
K-mart Corporation, 8.375%,
  12/01/04(a)..........................    25,000        24,719
Spieker Properties, 7.35%, 12/01/17....    25,000        22,313
TE Products Pipeline Co., 7.51%,
  01/15/28.............................    25,000        21,719
Terex Corp., 8.875%, 04/01/08(a).......    25,000        23,562
Tommy Hilfiger USA, 6.50%, 06/01/03....    25,000        23,750
Trump Atlantic City Associates, 11.25%,
  05/01/06(a)..........................    25,000        20,500
Watson Pharmaceuticals, 7.125%,
  05/15/08.............................    25,000        22,313
                                                     ----------
                                                        220,938
                                                     ----------
TOTAL CORPORATE BONDS
(Cost -- $439,692).....................                 421,128
                                                     ----------
GOVERNMENT OBLIGATIONS -- 51.68%
--------------------------------------
CANADA -- 3.48%
Province of Ontario, 4.875%,
  06/02/04.............................    75,000        48,590
                                                     ----------
FRANCE -- 3.39%
French Treasury Note, 3.50%,
  07/12/04.............................    50,000        47,394
                                                     ----------
KAZAKHSTAN -- 1.90%
Republic of Kazakhstan, 13.625%,
  10/18/04(a)..........................    25,000        26,500
                                                     ----------
MALAYSIA -- 3.75%
Malaysia Government Bond, 8.75%,
  06/01/09.............................    50,000        52,375
                                                     ----------

---------------------------------------------------------------
---------------------------------------------------------------
        GOVERNMENT OBLIGATIONS           PRINCIPAL     VALUE
MEXICO -- 8.41%
Mexican Cetes, 0.00%, 01/13/00.........  $271,590    $   28,461
United Mexican States, 11.50%,
  05/15/26(a)..........................    75,000        89,063
                                                     ----------
                                                        117,524
                                                     ----------
NEW ZEALAND -- 5.69%
New Zealand Government, 7.00%,
  07/15/09.............................    50,000        25,563
New Zealand Government, 8.00%,
  04/15/04.............................   100,000        53,923
                                                     ----------
                                                         79,486
                                                     ----------
PHILIPPINES -- 5.31%
Republic of Philippines, 9.875%,
  01/15/19(a)..........................    75,000        74,156
                                                     ----------
POLAND -- 6.05%
Poland Government Bond, 12.00%,
  10/12/01.............................   150,000        34,855
Republic of Poland RSTA Bond, 4.00%,
  10/27/24.............................    75,000        49,687
                                                     ----------
                                                         84,542
                                                     ----------
SINGAPORE -- 4.35%
Singapore Government, 4.375%,
  10/15/05.............................   100,000        60,747
                                                     ----------
SOUTH AFRICA -- 3.68%
Republic of South Africa, 9.125%,
  05/19/09.............................    50,000        51,438
                                                     ----------
SOUTH KOREA -- 3.76%
Republic of Korea, 8.875%, 04/15/08....    50,000        52,500
                                                     ----------
TURKEY -- 1.91%
Republic of Turkey, 12.00%,
  12/15/08(a)..........................    25,000        26,687
                                                     ----------
TOTAL GOVERNMENT OBLIGATIONS
  (Cost -- $718,406)...................                 721,939
                                                     ----------
TOTAL INVESTMENTS -- 81.82%
  (Cost -- $1,158,098)(b)..............               1,143,067
Other Assets, Less
  Liabilities -- 18.18%................                 253,928
                                                     ----------
NET ASSETS -- 100%.....................              $1,396,995
                                                     ==========
(a) Below investment grade security
(b) Cost is approximately the same for Federal
    income tax purposes.
OTHER INFORMATION:
At December 31, 1999, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation.................   $   21,745
    Gross unrealized depreciation.................      (36,776)
                                                     ----------
Net unrealized depreciation.......................   $  (15,031)
                                                     ==========
Purchases and sales of securities other than U.S. Government securities and short-term obligations aggregated $1,180,090 and
$26,304, respectively, for the period ended December 31, 1999.

Forward foreign currency exchange contracts at December 31, 1999 were:

                                              CONTRACTS TO DELIVER
                                       ----------------------------------
     CURRENCY          EXPIRATION       LOCAL       VALUE     IN EXCHANGE     UNREALIZED
       SOLD               DATE         CURRENCY    IN US $     FOR US $      APPRECIATION
-----------------------------------------------------------------------------------------
Euro                  February 2000     30,000     $31,149     $(30,185)        $  964
New Zealand Dollar    February 2000    163,000      86,423      (85,079)         1,344
Singapore Dollar      February 2000    101,000      61,275      (60,762)           513
                                                                                ------
                                                                                $2,821
                                                                                ======

    The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------

6

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investments, at value (identified cost -- $1,158,098).......  $1,143,067
Cash........................................................     253,065
Receivables
  Open forward foreign currency contracts...................       2,821
  Fund shares sold..........................................      13,399
  Dividends and interest....................................      19,613
  Manager for expense reimbursement.........................      13,834
Deferred offering costs.....................................      18,234
Other assets................................................          44
                                                              ----------
  Total assets..............................................   1,464,077
                                                              ----------
LIABILITIES
Payables
  Management fee............................................         845
  Other payables to related parties.........................      53,435
Accrued expenses............................................      12,802
                                                              ----------
  Total liabilities.........................................      67,082
                                                              ----------
NET ASSETS..................................................  $1,396,995
                                                              ==========
CLASS A
Net asset value and redemption price per share ($7,362/749
  shares outstanding).......................................  $     9.83
                                                              ==========
Maximum offering price per share ($9.83 x 100/95.25)*.......  $    10.32
                                                              ==========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($1,389,633/140,401 shares outstanding).............  $     9.90
                                                              ==========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $1,370,201
  Undistributed net investment income.......................      39,064
  Net unrealized depreciation on investments and foreign
    currency transactions...................................     (12,270)
                                                              ----------
NET ASSETS..................................................  $1,396,995
                                                              ==========

* On sales of more than $100,000 the offering price is reduced.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF OPERATIONS
FOR THE PERIOD MAY 3, 1999 (COMMENCEMENT) TO DECEMBER 31, 1999

INVESTMENT INCOME
  Interest..................................................            $ 57,747
                                                                        --------
EXPENSES
  Management fee............................................  $ 5,823
  Transfer agent............................................      439
  Administrative services fee...............................      776
  Custodian fees............................................   18,606
  Blue Sky fees.............................................      145
  Auditing and accounting fees..............................    5,305
  Shareholder reports.......................................       46
  Amortization of deferred offering costs...................   33,560
  Fund accounting...........................................    9,798
  Trustees' fees............................................    5,684
  12b-1 service and distribution fees.......................       28
  Legal.....................................................   24,483
  Other.....................................................       11
                                                                        --------
                                                                         104,704
  Expenses reimbursed by Manager............................             (94,971)
                                                                        --------
    Net expenses............................................               9,733
                                                                        --------
NET INVESTMENT INCOME.......................................              48,014
                                                                        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................               5,339
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................             (12,270)
                                                                        --------
    Net loss on investment transactions.....................              (6,931)
                                                                        --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $ 41,083
                                                                        ========

    The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------

8

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE PERIOD FROM
                                                                  MAY 3, 1999
                                                               (COMMENCEMENT) TO
                                                                  DECEMBER 31,
                                                              -------------------
                                                                      1999
                                                              -------------------
INCREASE IN NET ASSETS
Operations
  Net investment income.....................................       $   48,014
  Net realized gain on investments and foreign currency
    transactions............................................            5,339
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................          (12,270)
                                                                   ----------
      Net increase resulting from operations................           41,083
                                                                   ----------
Class A distributions
  Dividends from net investment income......................             (121)
                                                                   ----------
      Total distributions to Class A shareholders...........             (121)
                                                                   ----------
Advisor Class distributions
  Dividends
    From net investment income..............................          (47,893)
    In excess of net investment income......................           (2,141)
                                                                   ----------
      Total distributions to Advisor Class shareholders.....          (50,034)
                                                                   ----------
Fund share transactions (Note 4)
  Class A...................................................            6,059
  Advisor Class.............................................        1,400,008
                                                                   ----------
      Net increase resulting from Fund share transactions...        1,406,067
                                                                   ----------
NET ASSETS AT END OF PERIOD.................................       $1,396,995
                                                                   ==========
UNDISTRIBUTED NET INVESTMENT INCOME.........................       $   39,064
                                                                   ==========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                                               9

                                                                    For the period
                                                                   October 19, 1999
                                                                    (commencement)
                          CLASS A                                  to December 31,
---------------------------------------------------------------------------------------
                                                                         1999
SELECTED PER SHARE DATA                                        ------------------------
Net asset value, beginning of period........................            $ 9.70
                                                               ------------------
  Income from investment operations
  Net investment income(a)..................................               .85
  Net losses on securities (both realized and unrealized)...              (.56)
                                                               ------------------
  Total from investment operations..........................               .29
                                                               ------------------
  Less dividends from net investment income.................               .16
                                                               ------------------
Net asset value, end of period..............................            $ 9.83
                                                               ------------------
                                                               ------------------
Total return (%)(b).........................................              3.04
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................            $    7
Ratio of expenses to average net assets(c)
  With expense reimbursement (%)............................              1.73
  Without expense reimbursement (%).........................             13.96
Ratio of net investment income to average net assets
  (%)(a)(c).................................................              5.71
Portfolio turnover rate (%).................................                 3

--------------------------------------------------------------------------------

                                                                    For the period
                                                                     May 3, 1999
                                                                    (commencement)
                       ADVISOR CLASS                               to December 31,
---------------------------------------------------------------------------------------
                                                                         1999
SELECTED PER SHARE DATA                                        ------------------------
Net asset value, beginning of period........................            $10.01
                                                               ------------------
  Income from investment operations
  Net investment income(a)..................................               .40
  Net losses on securities (both realized and unrealized)...              (.09)
                                                               ------------------
  Total from investment operations..........................               .31
                                                               ------------------
  Less distributions
  Dividends
    From net investment income..............................               .40
    In excess of net investment income......................               .02
                                                               ------------------
      Total distributions...................................               .42
                                                               ------------------
Net asset value, end of period..............................            $ 9.90
                                                               ------------------
                                                               ------------------
Total return (%)(b).........................................              3.19
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................            $1,390
Ratio of expenses to average net assets(c)
  With expense reimbursement (%)............................              1.25
  Without expense reimbursement (%).........................             13.48
Ratio of net investment income to average net assets
  (%)(a)(c).................................................              6.19
Portfolio turnover rate (%).................................                 3

  (a) Net investment income is    (b) Total return represents   (c) Annualized
  net of expenses reimbursed      aggregate total return and
  by Manager.                     does not reflect a sales
                                  charge.

    The accompanying notes are an integral part of the financial statements.

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IVY INTERNATIONAL STRATEGIC BOND FUND
--------------------------------------------------------------------------------

10

NOTES TO FINANCIAL STATEMENTS

Ivy International Strategic Bond Fund (the "Fund"), is a non-diversified series of shares of Ivy Fund. The Fund was initially seeded on April 26, 1999, commenced operations on May 3, 1999 and received initial subscriptions beginning May 3, 1999. Performance is calculated beginning May 12, 1999, the date proceeds from share sales were invested according to the Fund's investment objectives. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income is accrued on a daily basis. Corporate actions on foreign securities are recorded on the ex date. If such information is not available on the ex date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1999, the interest rate was 3.75%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code", as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared monthly. Distributions from capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

FORWARD FOREIGN CURRENCY CONTRACTS -- Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the Fund has committed to buy or sell are shown in the Portfolio of Investments. These amounts represent the aggregate exposure to each foreign currency the Fund has acquired or hedged through forward foreign currency contracts at December 31, 1999. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Fund's investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily. The change in a contract's market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              11

between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation/ (depreciation) of forward foreign currency contracts reflected in the Fund's Statements of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

DEFERRED OFFERING COSTS -- Offering costs are being amortized over a one year period beginning May 3, 1999, the date the Fund commenced operations. Offering costs have been paid by Mackenzie Investment Management Inc. (MIMI) and will be reimbursed by the Fund.

RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities and non-deductible offering costs. As a result, Net investment income and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .75% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.25% of its average net assets.

MIMI, of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. As compensation for these services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations. At December 31, 1999, MIMI owned 73.92% of the Fund's shares outstanding.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1999, the net amount of underwriting discount retained by IMDI was $54.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Class I and Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $28 for Class A are reflected as 12 b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $31 and $408 for Class A and Advisor Class shares, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C, Class I and Advisor Class were as follows:

                                                FOR THE PERIOD FROM
                                                  OCTOBER 20, 1999
                                                 (COMMENCEMENT) TO
                                                 DECEMBER 31, 1999
--------------------------------------------------------------------
                   CLASS A                      SHARES      AMOUNT
--------------------------------------------------------------------
Sold..........................................   50,838    $ 507,150
Issued on reinvestment of distributions.......       12          121
Repurchased...................................  (50,101)    (501,212)
                                                -------    ---------
Net increase..................................      749    $   6,059
                                                =======    =========

                                                FOR THE PERIOD FROM
                                                    MAY 3, 1999
                                                 (COMMENCEMENT) TO
                                                 DECEMBER 31, 1999
--------------------------------------------------------------------
                   CLASS B                      SHARES      AMOUNT
--------------------------------------------------------------------
Sold..........................................        1    $      10
Repurchased...................................       (1)         (10)
                                                -------    ---------
Net change....................................       --    $      --
                                                =======    =========

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--------------------------------------------------------------------------------

12

                                                FOR THE PERIOD FROM
                                                    MAY 3, 1999
                                                 (COMMENCEMENT) TO
                                                 DECEMBER 31, 1999
--------------------------------------------------------------------
                   CLASS C                      SHARES      AMOUNT
--------------------------------------------------------------------
Sold..........................................        1    $      10
Repurchased...................................       (1)         (10)
                                                -------    ---------
Net change....................................       --    $      --
                                                =======    =========

                                                FOR THE PERIOD FROM
                                                    MAY 3, 1999
                                                 (COMMENCEMENT) TO
                                                 DECEMBER 31, 1999
--------------------------------------------------------------------
                   CLASS I                      SHARES      AMOUNT
--------------------------------------------------------------------
Sold..........................................        1    $      10
Repurchased...................................       (1)         (10)
                                                -------    ---------
Net change....................................       --    $      --
                                                =======    =========

                                                FOR THE PERIOD FROM
                                                    MAY 3, 1999
                                                 (COMMENCEMENT) TO
                                                 DECEMBER 31, 1999
--------------------------------------------------------------------
                ADVISOR CLASS                  SHARES       AMOUNT
--------------------------------------------------------------------
Sold.........................................  136,460    $1,361,035
Issued on reinvestment of distributions......    5,070        50,034
Repurchased..................................   (1,129)      (11,061)
                                               -------    ----------
Net increase.................................  140,401    $1,400,008
                                               =======    ==========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              13

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
IVY INTERNATIONAL STRATEGIC BOND FUND (THE "FUND"):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations and the changes in its net assets for the period May 3, 1999 (commencement of operations) through December 31, 1999, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 4, 2000

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL STRATEGIC BOND FUND
--------------------------------------------------------------------------------

14

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

On September 30, 1999, a special shareholder meeting (the "Meeting") was held at the offices of Mackenzie Investment Management Inc., Boca Raton, Florida, for the following purposes (and with the following results):

PROPOSAL 1: With respect to Ivy Fund, to elect Trustees.

---------------------------------------------------
NOMINEE:                         FOR:     WITHHOLD:
---------------------------------------------------
James W. Broadfoot............  101,274       0
Keith J. Carlson..............  101,274       0
Stanley Channick..............  101,274       0
Roy J. Glauber................  101,274       0
Edward M. Tighe...............  101,274       0

The other Trustees of Ivy Fund previously elected by shareholders whose term of office continued after the meeting were John S. Anderegg, Jr., Paul H. Broyhill, Frank W. DeFriece, Jr., Joseph G. Rosenthal, Richard N. Silverman and J. Brendan Swan.

PROPOSAL 2: With respect to the Fund, to ratify or reject the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

----------------------------
 FOR:    AGAINST:   ABSTAIN:
----------------------------
101,274     0          0

PROPOSAL 3: With respect to the Fund, to approve or disapprove the revision of certain fundamental investment policies.

3.1 DIVERSIFICATION: Not applicable

3.2 BORROWING:

----------------------------
 FOR:    AGAINST:   ABSTAIN:
----------------------------
101,274     0          0

3.3 SENIOR SECURITIES:

----------------------------
 FOR:    AGAINST:   ABSTAIN:
----------------------------
101,274     0          0

3.4 UNDERWRITING:

----------------------------
 FOR:    AGAINST:   ABSTAIN:
----------------------------
101,274     0          0

3.5 REAL ESTATE:

----------------------------
 FOR:    AGAINST:   ABSTAIN:
----------------------------
101,274     0          0

3.6 COMMODITIES:

----------------------------
 FOR:    AGAINST:   ABSTAIN:
----------------------------
101,274     0          0

3.7 LOANS:

----------------------------
 FOR:    AGAINST:   ABSTAIN:
----------------------------
101,274     0          0

3.8 CONCENTRATION:

----------------------------
 FOR:    AGAINST:   ABSTAIN:
----------------------------
101,274     0          0

3.9 OTHER POLICIES:

----------------------------
 FOR:    AGAINST:   ABSTAIN:
----------------------------
101,274     0          0

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

02IISB123199